UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21864

WisdomTree Trust

(Exact name of registrant as specified in charter)

245 Park Avenue, 35th Floor

New York, NY 10167

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street

Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: (866) 909-9473

Date of fiscal year end: August 31

Date of reporting period: August 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached hereto.

WisdomTree Trust

Annual Report

August 31, 2018

Currency Strategy Funds:

WisdomTree Bloomberg U.S. Dollar Bullish Fund (USDU)

WisdomTree Brazilian Real Strategy Fund (BZF)

WisdomTree Chinese Yuan Strategy Fund (CYB)

WisdomTree Emerging Currency Strategy Fund (CEW)

Fixed Income Funds:

WisdomTree Asia Local Debt Fund (ALD)

WisdomTree Emerging Markets Corporate Bond Fund (EMCB)

WisdomTree Emerging Markets Local Debt Fund (ELD)

WisdomTree Floating Rate Treasury Fund (USFR)

(formerly, WisdomTree Bloomberg Floating Rate Treasury Fund)

WisdomTree Interest Rate Hedged High Yield Bond Fund (HYZD)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

(formerly, WisdomTree Barclays Interest Rate Hedged U.S. Aggregate Bond Fund)

WisdomTree Negative Duration High Yield Bond Fund (HYND)

WisdomTree Negative Duration U.S. Aggregate Bond Fund (AGND)

(formerly, WisdomTree Barclays Negative Duration U.S. Aggregate Bond Fund)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

(formerly, WisdomTree Barclays Yield Enhanced U.S. Aggregate Bond Fund)

WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund (SHAG)

(formerly, WisdomTree Barclays Yield Enhanced U.S. Short-Term Aggregate Bond Fund)

Alternative Funds:

WisdomTree CBOE Russell 2000 PutWrite Strategy Fund (RPUT)

WisdomTree CBOE S&P 500 PutWrite Strategy Fund (PUTW)

WisdomTree Managed Futures Strategy Fund (WTMF)

“WisdomTree” is a registered mark of WisdomTree Investments, Inc. and is licensed for use by the WisdomTree Trust.

Market Environment Overview

(unaudited)

The U.S. equity market, as measured by the S&P 500® Index, returned 19.66% for the 12-month fiscal period that ended August 31, 2018 (the “period”). The main drivers of positive returns included positive market sentiment following strong corporate earnings, reduced headwinds due to tax cuts and deregulation, gradual monetary policy normalization, and positive consumer and business survey data. However, this period also saw its first 10% market correction in nearly three years as volatility returned to U.S. equities after a multi-year stretch of low realized volatility. February 2018 is when the first bout of significant market volatility occurred, as the CBOE Volatility Index reached an intraday high of 50.30, a level not seen since 2015. However, in the months to follow, the markets would see both sharp rebounds before ultimately settling back to a path of normalcy. From the end of March 2018 through the end of the fiscal period, volatility decreased to more subdued levels.

The run-up during the second half of 2017 was characterized by the absence of significant market volatility in favor of generally steady gains. Positive economic sentiment powered equity markets forward, as indicated by stronger consumer and business survey data, and improved corporate profit growth numbers. Despite the positives, much of the attention that was put on the pro-growth fiscal stimulus softened substantially over the first six-months of 2018, as the market grappled with geopolitical risk in the form of ongoing discussions around trade wars and tariffs. Overall, large-cap companies lagged when compared to their mid-cap and small-cap counterparts. Small-cap companies, as represented by the Russell 2000 Index, returned 25.45% for the 12-month fiscal period. There continues to be risks that weigh heavily on the markets, particularly when it comes to whether the U.S. can make amicable trade deals with its major trading partner countries or avoid potential trade-war inducing policies.

The U.S. Federal Reserve (the “Fed”) continued to normalize monetary policy during this time. The Fed decided to raise their target interest rate three times in this fiscal period, once in 2017 and twice so far in 2018. Additionally, the Fed called for two additional rate hikes for the remainder of 2018, a slightly more hawkish approach than their previously documented stance, which called for only one more additional hike. The 10-year U.S. Treasury yield has increased from 2.12% at the beginning of the period, to 2.86% at the end of the period; reaching a high of 3.11% in mid-May of 2018. The yield curve continued to flatten as short-term rates have increased more than long-term rates. The spread between 2-year and 10-year U.S. Treasury yields has decreased from 0.79% at the beginning of the period to 0.23% at the end of the period.

U.S. short-term and long-term interest rates, as measured by the Fed funds rate, the 2-Year U.S. Treasury Note rate and the 10-Year U.S. Treasury Note rate, rose 0.75%, 1.30%, and 0.74%, respectively over the period. U.S. short-term rates were driven by the Fed raising rates three times in 0.25% increments as they viewed measures of financial conditions positing the U.S. economy’s ability to withstand monetary tightening. With geopolitical concerns and continued rate normalization policies, interest rate volatility picked up on the longer end of the curve in the first six-months of 2018. This volatility was somewhat exacerbated by the hawkish sentiment when the Fed signaled for an additional rate hike for the remainder of 2018; equaling four hikes total by the end of the 2018 calendar year.

During the last four months of 2017, investment grade and high yield spreads, as measured by the ICE BofA Merrill Lynch U.S. Corporate Master Option-Adjusted Spread and the ICE BofA Merrill Lynch U.S. High Yield Option-Adjusted Spread, both tightened 0.17% and 0.22%, respectively, to finish near multi-year lows. However, spreads in the first eight months of 2018 have seen very different paths. Investment grade spreads in 2018 have widened by 0.22%, while high-yield spreads have actually continued to tighten by 0.14%. In 2018, high-yields spreads are experiencing newfound swings of volatility alongside equity markets.

Emerging market (“EM”) assets have seen substantial volatility over the period. EM equities, as measured by the MSCI Emerging Markets Index, returned 4.32% in local currency terms and -0.68% in U.S. dollar terms over the period. For much of the period

WisdomTree Trust	1

Market Environment Overview

(unaudited) (concluded)

(particularly from February 2018 onward) broad strength in the U.S. dollar hurt foreign EM currencies. A handful of countries (South Africa, Russia, Argentina, Brazil, and Turkey) experienced even greater negative performance due to political and/or economic shocks. Specifically, we saw the near collapse of two EM currencies in the Turkish lira (-47.20%) and the Argentinean peso (-52.98%) over the period. The Turkish lira fell in part because of a dispute the U.S. and Turkey had over a pastor being detained in Turkey, which resulted in harsh sanctions being placed on Turkey by the U.S. In addition, Turkey has experienced rampant inflation alongside deteriorating economic data. Similarly, Argentina has experienced similar drops in its currency. Hyperinflation is very prevalent in the country, with the central bank’s balance sheet becoming bloated with a supply of pesos in excess of what is being demanded. Inability to enact economic reforms, declining wage growth, and requesting an IMF bailout are just a few of the reasons for the large declines. These negative drawdowns in the Turkish lira and Argentinean peso have had a spillover effect with other EM currencies as well.

Many EM countries have economies heavily reliant on the performance of the energy market, making the stabilization of oil prices a major factor. One of the biggest drivers for the positive performance has been the price movement in oil, as the price of crude oil futures have risen from $47 per barrel at the start of the fiscal period to $70 per barrel at the end of the fiscal period, reaching a high of $74 at the end of June 2018. While we have seen large gains in energy prices, we have seen nearly the opposite for precious metals. Gold, silver, platinum, and copper, for example, have seen large drops over the fiscal period. Corn, wheat, and cotton have seen positive gains, while soybeans, coffee, and sugar have seen double digit drops over the period. Much of the agriculture commodity price moves continue to be swayed heavily by decisions in tariffs and trade war tactics with the U.S. and its trading partner countries, with volatility expected to continue.

On the currency front, the U.S. dollar has seen declines from its highs in the fall of 2017 through the first couple months in 2018. From August 31, 2017 through February 28, 2018, this U.S. dollar weakness helped in strengthening the British pound (+6.42%), the Japanese yen (+3.09%), and the Euro (+2.38%). However, from February 2018 through the end of the period, the U.S. dollar has strengthened considerably, with most developed markets and EM currencies experiencing negative returns. Currencies of heavy commodity exporters such as the Norwegian krone and Canadian dollar have ended the fiscal year negative. Yields in emerging market bonds (both sovereign and corporates) rose during the period, resulting in negative performance. Also, locally-denominated EM sovereign debt returns were negative during the period, resulting from rising local bond yields, and depreciating EM currencies.

2	WisdomTree Trust

Information about Performance and Shareholder Expense Examples (unaudited)

Performance

The performance tables on the following pages are provided for comparative purposes and represent the period noted. Each Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the midpoint of the bid and ask price for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities.

Fund shares are bought and sold at market price (not NAV) and are not individually redeemed from a Fund. Fund NAV returns are calculated using a Fund’s daily 4:00 p.m. eastern time NAV. Market price returns reflect the midpoint of the bid and ask price as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and an index is not available for direct investment. In comparison, the Funds’ performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes on transactions in Fund shares or taxes that a shareholder would pay on Fund distributions. Past performance is no guarantee of future results. For the most recent month-end performance information visit www.wisdomtree.com.

Shareholder Expense Examples

Each Fund’s performance table is accompanied by a shareholder expense example. As a shareholder of a WisdomTree Fund, you incur two types of cost: (1) transaction costs, including brokerage commissions on purchases and sales of your Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2018 to August 31, 2018. Except where noted, expenses are calculated using each Fund’s annualized expense ratio (after the effect of contractual or voluntary fee waivers, if any), multiplied by the average account value for the period, multiplied by 184/365 (to reflect the one-half year period). The annualized expense ratio does not include acquired fund fees and expenses (“AFFEs”), which are fees and expenses incurred indirectly by a Fund through its investments in certain underlying investment companies.

Actual expenses

The first line in the shareholder expense example table shown on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second line in the shareholder expense example table shown on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

WisdomTree Trust	3

Management’s Discussion of Funds’ Performance

as of August 31, 2018 (unaudited)

WisdomTree Bloomberg U.S. Dollar Bullish Fund (USDU)

Investment Breakdown†

Investment Type	% of Net Assets
U.S. Government Obligations	94.2%
Exchange-Traded Funds	4.4%
Other Assets less Liabilities‡	1.4%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Holdings*

Description	% of Net Assets
U.S. Treasury Bill, 1.92%, 10/4/18	48.0%
U.S. Treasury Bill, 1.98%, 10/18/18	46.2%
WisdomTree Floating Rate Treasury Fund (USFR)	4.4%
*

The holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any). For a full list of holdings information for the underlying WisdomTree fund, please see page 45 of this report.

The WisdomTree Bloomberg U.S. Dollar Bullish Fund (the ‘‘Fund’’) seeks to provide total returns, before fees and expenses, that exceed the performance of the Bloomberg Dollar Total Return Index (the ‘‘Index’’). The Fund seeks to achieve its investment objective by investing in short-term securities and instruments designed to potentially benefit as the U.S. dollar appreciates in value relative to a basket of global currencies. Although the Fund invests in short-term, investment grade instruments, the Fund is not a ‘‘money market’’ fund and it is not the objective of the Fund to maintain a constant share price.

The Fund returned 4.25% at net asset value (“NAV”) for the fiscal year ending August 31, 2018 (for more complete performance information please see the performance table below). During the fiscal year, the U.S. dollar has strengthened against most developed and emerging currencies, with much of the broad resurgence coming from April 2018 onward. The two largest exposures in the Fund, the Euro and the Japanese yen, ended relatively flat over the fiscal period. Most notably, the Fund’s short currency exposure to the Australian dollar contributed positively to performance while its short currency exposure to the Swiss franc contributed negatively to performance.

Shareholder Expense Example

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,053.20	0.50%	$2.59
Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	0.50%	$2.55

Performance

	Average Annual Total Return
	1 Year	3 Year	Since Inception[1]
Fund NAV Returns	4.25%	-0.20%	3.03%
Fund Market Price Returns	4.33%	-0.19%	3.04%
Bloomberg Dollar Total Return Index	3.95%	-0.14%	3.34%
Bloomberg Dollar Spot Index	2.56%	-0.68%	3.18%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on December 18, 2013.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of August 31, 2018 (unaudited)

WisdomTree Brazilian Real Strategy Fund (BZF)

Investment Breakdown†

Investment Type	% of Net Assets
U.S. Government Obligations	67.3%
Exchange-Traded Funds	4.2%
Repurchase Agreement	31.5%
Other Assets less Liabilities‡	-3.0%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Holdings*

Description	% of Net Assets
U.S. Treasury Bill, 1.98%, 10/18/18	67.3%
Citigroup, Inc., tri-party repurchase agreement, 1.97%, 9/4/18††	31.5%
WisdomTree Floating Rate Treasury Fund (USFR)	4.2%
*

The holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any). For a full list of holdings information for the underlying WisdomTree fund, please see page 45 of this report.

††	Fully collateralized by U.S. Government and U.S. Government agency securities.

The WisdomTree Brazilian Real Strategy Fund (the ‘‘Fund’’) seeks to achieve total returns reflective of both money market rates in Brazil available to foreign investors and changes in value of the Brazilian real (“BRL”) relative to the U.S. dollar. The Fund seeks to achieve its investment objective by investing in short-term securities and instruments designed to provide exposure to Brazilian currency and money market rates. The Brazilian real is a developing market currency, which can experience periods of significant volatility. Although the Fund invests in short-term, investment grade instruments, the Fund is not a ‘‘money market’’ fund and it is not the objective of the Fund to maintain a constant share price.

The Fund returned -19.76% at net asset value (“NAV”) for the fiscal year ending August 31, 2018 (for more complete performance information please see the performance table below). Emerging Market currencies broadly, specifically the BRL, have performed poorly over the fiscal year, due to a resurgence in the U.S. dollar. Much of the headwinds that Brazil has been experiencing is due to the culmination of various factors, such as upcoming local elections in October 2018, fluctuating commodity prices, and declining economic fundamentals. Further, poor performance in other Emerging Market currencies, especially in Turkey, Argentina, and South Africa, has carried over and negatively impacted the BRL. Additionally, there may be continued volatility in the BRL in the foreseeable future, as the market lacks clarity that an investor friendly candidate will win the upcoming Brazilian presidential election.

Shareholder Expense Example

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$807.50	0.45%	$2.05
Hypothetical (5% return before expenses)	$1,000.00	$1,022.94	0.45%	$2.29

Performance

	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	-19.76%	4.45%	-2.03%	-1.30%
Fund Market Price Returns	-19.02%	4.61%	-1.78%	-1.20%
JP Morgan Emerging Local Markets Index Plus (ELMI+) Brazil	-19.10%	5.10%	-1.50%	-0.46%
Brazilian real	-23.63%	-4.03%	-10.40%	-8.84%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	5

Management’s Discussion of Funds’ Performance

as of August 31, 2018 (unaudited)

WisdomTree Chinese Yuan Strategy Fund (CYB)

Investment Breakdown†

Investment Type	% of Net Assets
U.S. Government Obligations	67.6%
Exchange-Traded Funds	3.7%
Repurchase Agreement	29.9%
Other Assets less Liabilities‡	-1.2%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Holdings*

Description	% of Net Assets
U.S. Treasury Bill, 1.98%, 10/18/18	35.8%
U.S. Treasury Bill, 1.92%, 10/4/18	31.8%
Citigroup, Inc., tri-party repurchase agreement, 1.97%, 9/4/18††	29.9%
WisdomTree Floating Rate Treasury Fund (USFR)	3.7%
*

The holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any). For a full list of holdings information for the underlying WisdomTree fund, please see page 45 of this report.

††	Fully collateralized by U.S. Government and U.S. Government agency securities.

The WisdomTree Chinese Yuan Strategy Fund (the ‘‘Fund’’) seeks to achieve total returns reflective of both money market rates in China available to foreign investors and changes in value of the Chinese yuan relative to the U.S. dollar. The Fund seeks to achieve its investment objective by investing in short-term securities and instruments designed to provide exposure to Chinese currency and money market rates. The Chinese yuan is a developing market currency, which can experience periods of significant volatility. Although the Fund invests in short-term, investment grade instruments, the Fund is not a ‘‘money market’’ fund and it is not the objective of the Fund to maintain a constant share price.

The Fund returned -0.20% at net asset value (“NAV”) for the fiscal year ending August 31, 2018 (for more complete performance information please see the performance table below). Although, over the fiscal period local currencies have remained fairly range bound, there have been more headwinds of late, in the form of a strengthening U.S. dollar. The Chinese yuan has been under pressure due to a gradually slowing economy, and more importantly, rising trade tensions with the U.S. Increased tariffs from the U.S. continue to weigh on the Chinese yuan. However, officials from both countries continue to restart trade talks in hopes to strike a deal and prevent any further escalation in the trade war.

Shareholder Expense Example

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$942.30	0.45%	$2.20
Hypothetical (5% return before expenses)	$1,000.00	$1,022.94	0.45%	$2.29

Performance

	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	-0.20%	1.10%	0.31%	1.02%
Fund Market Price Returns	-0.66%	1.06%	0.28%	0.98%
JP Morgan Emerging Local Markets Index Plus (ELMI+) China	0.56%	2.46%	1.38%	2.15%
Chinese yuan	-3.36%	-2.13%	-2.02%	0.01%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

6	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of August 31, 2018 (unaudited)

WisdomTree Emerging Currency Strategy Fund (CEW)

Investment Breakdown†

Investment Type	% of Net Assets
U.S. Government Obligations	63.3%
Exchange-Traded Funds	4.1%
Repurchase Agreement	31.9%
Other Assets less Liabilities‡	0.7%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Holdings*

Description	% of Net Assets
U.S. Treasury Bill, 1.98%, 10/18/18	33.2%
Citigroup, Inc., tri-party repurchase agreement, 1.97%, 9/4/18††	31.9%
U.S. Treasury Bill, 1.92%, 10/4/18	30.1%
WisdomTree Floating Rate Treasury Fund (USFR)	4.1%
*

The holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any). For a full list of holdings information for the underlying WisdomTree fund, please see page 45 of this report.

††	Fully collateralized by U.S. Government and U.S. Government agency securities.

The WisdomTree Emerging Currency Strategy Fund (the ‘‘Fund’’) seeks to achieve total returns reflective of both money market rates in selected emerging market (“EM”) countries available to foreign investors and changes to the value of these currencies relative to the U.S. dollar. The Fund seeks to achieve its investment objective by investing in short-term securities and instruments designed to provide exposure to the currencies and money market rates of selected EM countries. EM currencies can experience periods of significant volatility. Although the Fund invests in short-term, investment grade instruments, the Fund is not a ‘‘money market’’ fund and it is not the objective of the Fund to maintain a constant share price.

The Fund returned -6.11% at net asset value (“NAV”) for the fiscal year ending August 31, 2018 (for more complete performance information please see the performance table below). EM currencies broadly have performed poorly over the fiscal year due to a recent resurgence in the U.S. dollar. Much of the negative market sentiment is a direct result of various factors; such as fluctuating commodity prices, declining economic fundamentals, slowing global growth, trade wars/tariffs, and a spillover effect from poor foreign currency performance in Turkey, Argentina, and South Africa. In the face of broad EM headwinds, the Fund’s currency exposure to Malaysia contributed positively to performance, while its currency exposure to Turkey contributed negatively to performance.

Shareholder Expense Example

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$906.70	0.55%	$2.64
Hypothetical (5% return before expenses)	$1,000.00	$1,022.43	0.55%	$2.80

Performance

	Average Annual Total Return
	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	-6.11%	1.85%	-1.78%	-0.09%
Fund Market Price Returns	-6.32%	1.71%	-1.77%	-0.21%
JP Morgan Emerging Local Markets Index Plus (ELMI+)	-4.22%	2.69%	-0.90%	0.90%
Equal-Weighted Emerging Currency Composite	-5.18%	2.76%	-1.02%	0.73%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on May 6, 2009.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	7

Management’s Discussion of Funds’ Performance

as of August 31, 2018 (unaudited)

WisdomTree Asia Local Debt Fund (ALD)

Country Breakdown†

Country	% of Net Assets
India	13.8%
Thailand	12.4%
Australia	12.1%
Indonesia	9.6%
United States	8.7%
Hong Kong	6.4%
Malaysia	6.3%
New Zealand	6.0%
Singapore	4.6%
South Korea	4.5%
Philippines	4.4%
China	4.1%
Supranational Bonds	4.1%
Other Assets less Liabilities‡	3.0%
Total	100.0%

†	The Fund’s country breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings*

Description	% of Net Assets
Citigroup, Inc., tri-party repurchase agreement, 1.97%, 9/4/18††	8.7%
India Government Bond, 7.72%, 5/25/25	5.9%
India Government Bond, 7.80%, 4/11/21	5.7%
Queensland Treasury Corp., 6.00%, 7/21/22, Series 22, Reg S	3.5%
Treasury Corp. of Victoria, 5.50%, 12/17/24, Series 1224	3.1%
Thailand Government Bond, 1.88%, 6/17/22	2.9%
Indonesia Treasury Bond, 9.00%, 3/15/29, Series FR71	2.9%
Indonesia Treasury Bond, 8.38%, 9/15/26, Series FR56	2.8%
Thailand Government Bond, 3.85%, 12/12/25	2.8%
Western Australian Treasury Corp., 5.00%, 7/23/25, Series 25, Reg S	2.8%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any).

††	Fully collateralized by U.S. Government securities.

The WisdomTree Asia Local Debt Fund (the ‘‘Fund’’) seeks a high level of total return consisting of both income and capital appreciation. The Fund attempts to achieve its objective through investments in fixed income instruments denominated in the currencies of a broad range of Asian countries.

The Fund returned -3.56% at net asset value (“NAV”) for the fiscal year ending August 31, 2018 (for more complete performance information please see the performance table below). Emerging market currencies broadly have performed poorly over the fiscal year, due to a resurgence in the U.S. dollar. Much of the reason for the headwinds in broad emerging markets have been less as a result of Asian currencies and economies, and more so due to other emerging market countries and currencies. Still, emerging market currencies have generally experienced poor performance, particularly from spillover effects from depreciating currencies in Turkey, Argentina, and South Africa. Much of the pressures from the exposures in the Fund were derived from more geopolitical and regional risk, and rising interest rates. Trade tensions between the U.S. and China have put pressure on various local currencies, particularly the Chinese yuan. The Fund’s position in Malaysian local bonds contributed positively to performance, while its position in Australian local bonds contributed negatively to performance.

Shareholder Expense Example

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$951.20	0.55%	$2.70
Hypothetical (5% return before expenses)	$1,000.00	$1,022.43	0.55%	$2.80

Performance

	Average Annual Total Return
	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	-3.56%	2.23%	0.03%	0.03%
Fund Market Price Returns	-3.81%	2.30%	0.15%	-0.02%
Markit iBoxx Asian Local Bond Index	-0.72%	3.60%	2.45%	2.26%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on March 17, 2011.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

8	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of August 31, 2018 (unaudited)

WisdomTree Emerging Markets Corporate Bond Fund (EMCB)

Country Breakdown†

Country	% of Net Assets
Brazil	9.7%
Russia	9.0%
Chile	7.6%
China	6.9%
Mexico	5.5%
Turkey	5.2%
United States	4.9%
India	4.8%
United Arab Emirates	4.8%
Peru	4.2%
Israel	4.2%
Colombia	3.6%
Indonesia	3.2%
Morocco	2.5%
South Korea	2.5%
Kazakhstan	1.9%
Luxembourg	1.9%
Argentina	1.7%
Jamaica	1.5%
Saudi Arabia	1.5%
Thailand	1.4%
Singapore	1.3%
Hong Kong	1.2%
Panama	1.2%
Philippines	1.2%
South Africa	1.1%
Malaysia	1.0%
Netherlands	0.7%
Kuwait	0.7%
Ghana	0.5%
Zambia	0.5%
Nigeria	0.4%
Other Assets less Liabilities‡	1.7%
Total	100.0%

†	The Fund’s country breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings*

Description	% of Net Assets
U.S. Treasury Bond, 3.50%, 2/15/39	4.9%
OCP S.A., 5.63%, 4/25/24, Reg S	2.5%
Woori Bank, 4.75%, 4/30/24, Reg S	2.5%
Abu Dhabi National Energy Co. PJSC, 4.38%, 6/22/26, Reg S	2.4%
Petrobras Global Finance B.V., 5.75%, 2/1/29	1.7%
Cemex S.A.B. de C.V., 7.75%, 4/16/26, Reg S	1.6%
Banco de Credito del Peru, 6.13%, 4/24/27, Reg S	1.6%
Gazprom Neft OAO via GPN Capital S.A., 6.00%, 11/27/23, Reg S	1.5%
Bank of China Ltd., 5.00%, 11/13/24, Reg S	1.5%
Saudi Government International Bond, 4.00%, 4/17/25	1.5%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Emerging Markets Corporate Bond Fund (the ‘‘Fund’’) seeks a high level of total return consisting of both income and capital appreciation. The Fund attempts to achieve its objective through investments in debt securities issued by corporate entities that are domiciled in, or economically tied to, emerging market countries.

The Fund returned -2.08% at net asset value (“NAV”) for the fiscal year ending August 31, 2018 (for more complete performance information please see the performance table below). Security selection was the main positive driver of performance for the Fund. Within the Emerging Market fixed income asset classes, U.S. dollar-denominated corporate bonds outperformed their local currency debt counterparts. Currency crises in Turkey, Brazil, and elsewhere had spillover effects to other emerging local markets. Emerging Market corporate bonds issued in U.S. dollars were able to avoid much of this impact. Top contributors to Fund performance included the overweights to Russian Oil & Gas and Banking industry issuers, Kazakhstan Oil & Gas industry issuers, and Peruvian Metals & Mining industry issuers, as well as an underweight to Chinese issuers across various sectors. The main detractors to Fund performance included overweights to Turkish issuers, although strong security selection within Turkish banks helped reduce the detraction. Other detractors from performance included an Indian Mining industry issuer, a Colombian Communications industry issuer, and a broad underweight to the Middle East.

Shareholder Expense Example

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$974.80	0.60%	$2.99
Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	0.60%	$3.06

Performance

	Average Annual Total Return
	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	-2.08%	3.94%	3.39%	3.15%
Fund Market Price Returns	-1.86%	4.16%	3.45%	3.12%
JP Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad	-1.59%	4.90%	4.79%	4.36%
[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on March 8, 2012.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	9

Management’s Discussion of Funds’ Performance

as of August 31, 2018 (unaudited)

WisdomTree Emerging Markets Local Debt Fund (ELD)

Country Breakdown†

Country	% of Net Assets
Brazil	10.0%
Russia	9.3%
Indonesia	8.8%
India	6.8%
Poland	6.7%
Colombia	6.2%
Thailand	5.0%
Supranational Bonds	4.9%
United States	4.9%
Mexico	4.6%
South Africa	4.3%
Romania	3.4%
Philippines	3.4%
Peru	3.3%
China	3.3%
Malaysia	3.3%
Hungary	3.2%
Chile	3.2%
Turkey	2.1%
Argentina	1.4%
Other Assets less Liabilities‡	1.9%
Total	100.0%

†	The Fund’s country breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings*

Description	% of Net Assets
Citigroup, Inc., tri-party repurchase agreement, 1.97%, 9/4/18††	4.9%
Brazil Notas do Tesouro Nacional, 10.00%, 1/1/21, Series F	4.0%
Brazil Letras do Tesouro Nacional, 8.94%, 1/1/22, Series LTN	2.1%
Russian Federal Bond — OFZ, 7.50%, 8/18/21, Series 6217	1.9%
Indonesia Treasury Bond, 8.38%, 9/15/26, Series FR56	1.9%
Colombian TES, 6.00%, 4/28/28, Series B	1.8%
Colombian TES, 10.00%, 7/24/24, Series B	1.8%
Indonesia Treasury Bond, 8.25%, 6/15/32, Series FR58	1.7%
Russian Federal Bond — OFZ, 7.00%, 1/25/23, Series 6211	1.7%
India Government Bond, 7.68%, 12/15/23	1.6%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any).

††	Fully collateralized by U.S. Government securities.

The WisdomTree Emerging Markets Local Debt Fund (the ‘‘Fund’’) seeks a high level of total return consisting of both income and capital appreciation. The Fund attempts to achieve its objective through investments in fixed income instruments denominated in the local currencies of emerging market countries.

The Fund returned -11.66% at net asset value (“NAV”) for the fiscal year ending August 31, 2018 (for more complete performance information please see the performance table below). Emerging Market currencies broadly have performed poorly over the fiscal year, due to a resurgence in the U.S. dollar. Much of the negative market sentiment is a direct result of various factors; such as fluctuating commodity prices, declining economic fundamentals, slowing global growth, and trade wars/tariffs. The currencies of Turkey, Argentina, and South Africa had significant collapses over the fiscal year, which had a spillover effect to other Emerging Market currencies. In addition, rising interest rates in these regions have had a negative impact on bond prices, resulting in negative performance. The Fund’s position in South African local bonds contributed positively to performance, while its position in Turkish local bonds contributed negatively to performance.

Shareholder Expense Example

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$856.10	0.55%	$2.57
Hypothetical (5% return before expenses)	$1,000.00	$1,022.43	0.55%	$2.80

Performance

	Average Annual Total Return
	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	-11.66%	1.87%	-2.13%	-0.89%
Fund Market Price Returns	-11.68%	1.92%	-1.97%	-0.97%
JP Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified Index	-10.05%	3.24%	-1.33%	-0.11%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on August 9, 2010.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

10	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of August 31, 2018 (unaudited)

WisdomTree Floating Rate Treasury Fund (USFR)

(formerly, WisdomTree Bloomberg Floating Rate Treasury Fund)

Investment Breakdown†

Investment Type	% of Net Assets
U.S. Government Obligations	99.8%
Other Assets less Liabilities‡	0.2%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Holdings*

Description	% of Net Assets
U.S. Treasury Floating Rate Notes, 2.12%, 4/30/20	28.8%
U.S. Treasury Floating Rate Notes, 2.09%, 1/31/20	26.5%
U.S. Treasury Floating Rate Notes, 2.14%, 10/31/19	24.1%
U.S. Treasury Floating Rate Notes, 2.13%, 7/31/20	20.4%
*

The holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Floating Rate Treasury Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the Bloomberg U.S. Treasury Floating Rate Bond Index (the ‘‘Index’’). In seeking to track the Index, the Fund invests in floating rate public obligations of the U.S. Treasury. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Index as a whole.

The Fund returned 1.53% at net asset value (“NAV”) for the fiscal year ending August 31, 2018 (for more complete performance information please see the performance table below). The floating rate nature of the securities used to effectuate the Fund’s investment strategy has allowed the Fund to benefit from rising short-term U.S. rates, and be protected from gradual rate hikes by the U.S. Federal Reserve (the “Fed”). Over the fiscal year, the Fed raised rates three times, and is expected to hike rates two more times in the second half of 2018. For the fiscal year ended August 31, 2018, the 10-year U.S. Treasury yield increased from 2.12% to 2.86%, the 5-year U.S. Treasury yield increased from 1.70% to 2.74%, the 2-year U.S. Treasury yield increased from 1.33% to 2.63%, and the 3-month U.S. Treasury yield increased from 0.99% to 2.09%.

Shareholder Expense Example

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,008.70	0.15%[1]	$0.76
Hypothetical (5% return before expenses)	$1,000.00	$1,024.45	0.15%[1]	$0.77
[1]

Effective June 29, 2018, the Fund’s management fee was permanently reduced to 0.15%. Prior to June 29, 2018, WisdomTree Asset Management, Inc. had contractually agreed to limit the management fee to 0.15%.

Performance

	Average Annual Total Return
	1 Year	3 Year	Since Inception[1]
Fund NAV Returns	1.53%	0.89%	0.57%
Fund Market Price Returns	1.81%	1.00%	0.56%
Bloomberg U.S. Treasury Floating Rate Bond Index	1.74%	1.08%	0.74%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on February 4, 2014.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	11

Management’s Discussion of Funds’ Performance

as of August 31, 2018 (unaudited)

WisdomTree Interest Rate Hedged High Yield Bond Fund (HYZD)

Investment Breakdown†

Investment Type	% of Net Assets
Corporate Bonds	85.7%
Foreign Corporate Bonds	11.7%
Common Stocks	0.0%	*
Other Assets less Liabilities‡	2.6%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

*	Represents less than 0.1%.

Top Ten Holdings*

Description	% of Net Assets
Bausch Health Cos, Inc., 5.88%, 5/15/23	0.6%
Reynolds Group Issuer, Inc., 5.75%, 10/15/20	0.6%
Tenet Healthcare Corp., 8.13%, 4/1/22	0.6%
Community Health Systems, Inc., 6.25%, 3/31/23	0.6%
Navient Corp., 8.00%, 3/25/20	0.5%
Sprint Corp., 7.25%, 9/15/21	0.5%
HCA, Inc., 6.50%, 2/15/20	0.5%
HCA, Inc., 7.50%, 2/15/22	0.5%
Altice Luxembourg S.A., 7.75%, 5/15/22	0.5%
Prime Security Services Borrower LLC, 9.25%, 5/15/23	0.5%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Interest Rate Hedged High Yield Bond Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the ICE BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained, Zero Duration Index (the ‘‘Index’’). In seeking to track the Index, the Fund invests mainly in short-term non-investment grade U.S. corporate fixed income securities having effective maturities generally shorter than five years and obtains short exposure to U.S. Treasuries such that the Fund’s total portfolio duration approximates zero years. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Index as a whole.

The Fund returned 5.68% at net asset value (“NAV”) for the fiscal year ending August 31, 2018 (for more complete performance information please see the performance table below). As interest rates rose over the period, the Fund benefited from the short futures contract hedging out the Fund’s duration to zero. The Fund benefited from its exposure to credit bonds, and not investing in U.S. Treasury bonds over the period. High yield bonds tend to be less interest rate sensitive than other credit or treasury bonds, thus helping to contribute to overall performance in a rising rate environment. The Fund’s positions in energy corporations contributed positively to performance while bond issuer defaults contributed negatively to performance. During the fiscal year, the Fund invested in derivatives, specifically short futures contracts on U.S. Treasury bonds, to hedge against a rise in interest rates. At August 31, 2018, yields on 5-year, 10-year, and 30-year U.S. Treasury bonds all ended the period higher than where they began a year ago. As a result of the overall increase in U.S. Treasury yields, the Fund’s use of derivatives contributed positively to overall Fund performance during the fiscal year ended August 31, 2018.

Shareholder Expense Example

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,023.10	0.43%	$2.19
Hypothetical (5% return before expenses)	$1,000.00	$1,023.04	0.43%	$2.19

Performance

	Average Annual Total Return
	1 Year	3 Year	Since Inception[1]
Fund NAV Returns	5.68%	6.44%	3.79%
Fund Market Price Returns	5.77%	6.63%	3.78%
ICE BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained, Zero Duration Index	6.50%	7.35%	4.46%
[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on December 18, 2013.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

12	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of August 31, 2018 (unaudited)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

(formerly, WisdomTree Barclays Interest Rate Hedged U.S. Aggregate Bond Fund)

Investment Breakdown†

Investment Type	% of Net Assets
U.S. Government Obligations	37.0%
U.S. Government Agencies	28.4%
Corporate Bonds	23.0%
Foreign Corporate Bonds	3.7%
Commercial Mortgage-Backed Securities	2.0%
Supranational Bonds	1.1%
Foreign Government Obligations	1.1%
Foreign Government Agencies	0.6%
Asset-Backed Securities	0.5%
Municipal Bonds	0.5%
Repurchase Agreement	2.8%
Other Assets less Liabilities‡	-0.7%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings*

Description	% of Net Assets
Citigroup, Inc., tri-party repurchase agreement, 1.97%, 9/4/18††	2.8%
U.S. Treasury Note, 1.75%, 5/15/23	1.4%
U.S. Treasury Bond, 2.50%, 5/15/46	1.3%
U.S. Treasury Note, 1.50%, 8/15/26	1.2%
U.S. Treasury Note, 1.63%, 12/31/19	1.1%
U.S. Treasury Note, 1.38%, 10/31/20	1.1%
U.S. Treasury Bond, 6.88%, 8/15/25	1.0%
U.S. Treasury Note, 1.63%, 11/15/22	0.9%
U.S. Treasury Note, 2.50%, 8/15/23	0.9%
U.S. Treasury Note, 1.13%, 9/30/21	0.9%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any).

††	Fully collateralized by U.S. Government securities.

The WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the Bloomberg Barclays Rate Hedged U.S. Aggregate Bond Index, Zero Duration (the ‘‘Index’’). In seeking to track the Index, the Fund invests mainly in U.S. investment grade fixed income securities and obtains short exposure to U.S. Treasuries such that the Fund’s total portfolio duration approximates zero years. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Index as a whole.

The Fund returned 2.35% at net asset value (“NAV”) for the fiscal year ending August 31, 2018 (for more complete performance information please see the performance table below). As interest rates rose over the period, the Fund benefited from the short futures contract hedging out the Fund’s duration to zero. The Fund’s position in short-term corporates contributed positively to performance, while its position in long end governments contributed negatively to performance. During the fiscal year, the Fund invested in derivatives, specifically short futures contracts on U.S. Treasury bonds, to hedge against a rise in interest rates. At August 31, 2018, yields on 5-year, 10-year, and 30-year U.S. Treasury bonds all ended the period higher than where they began a year ago. As a result of the overall increase in U.S. Treasury yields, the Fund’s use of derivatives contributed positively to overall Fund performance during the fiscal year ended August 31, 2018.

Shareholder Expense Example

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,006.90	0.23%	$1.16
Hypothetical (5% return before expenses)	$1,000.00	$1,024.05	0.23%	$1.17

Performance

	Average Annual Total Return
	1 Year	3 Year	Since Inception[1]
Fund NAV Returns	2.35%	1.87%	1.01%
Fund Market Price Returns	2.62%	2.09%	1.12%
Bloomberg Barclays Rate Hedged U.S. Aggregate Bond Index, Zero Duration	2.46%	2.12%	1.51%
[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on December 18, 2013.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	13

Management’s Discussion of Funds’ Performance

as of August 31, 2018 (unaudited)

WisdomTree Negative Duration High Yield Bond Fund (HYND)

Investment Breakdown†

Investment Type	% of Net Assets
Corporate Bonds	86.5%
Foreign Corporate Bonds	10.3%
Common Stocks	0.0%	*
Other Assets less Liabilities‡	3.2%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

*	Represents less than 0.1%.

Top Ten Holdings*

Description	% of Net Assets
Reynolds Group Issuer, Inc., 5.75%, 10/15/20	0.7%
Sprint Communications, Inc., 7.00%, 8/15/20	0.6%
Bausch Health Cos, Inc., 5.88%, 5/15/23	0.6%
Community Health Systems, Inc., 6.25%, 3/31/23	0.6%
Navient Corp., 8.00%, 3/25/20	0.6%
Dell International LLC, 5.88%, 6/15/21	0.5%
HCA, Inc., 6.50%, 2/15/20	0.5%
Ally Financial, Inc., 8.00%, 3/15/20	0.5%
MGM Resorts International, 6.63%, 12/15/21	0.5%
Tenet Healthcare Corp., 8.13%, 4/1/22	0.5%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Negative Duration High Yield Bond Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the ICE BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained, Negative Seven Duration Index (the ‘‘Index’’). In seeking to track the Index, the Fund invests mainly in short-term non-investment grade U.S. corporate fixed income securities having effective maturities generally shorter than five years and obtains short exposure to U.S. Treasuries such that the Fund’s total portfolio duration approximates negative seven years. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Index as a whole.

The Fund returned 8.72% at net asset value (“NAV”) for the fiscal year ending August 31, 2018 (for more complete performance information please see the performance table below). As interest rates rose over the period, the Fund benefited from the short futures contract hedging out the Fund’s duration to negative seven years. High yield bonds tend to be less interest rate sensitive than other credit or treasury bonds, thus helping to dampen the negative impact from a rising rate environment. In addition, the Fund’s negative duration positioning contributed even more so to positive performance. The Fund’s exposures in energy credits contributed positively to performance while bond issuer defaults contributed negatively to performance. During the fiscal year, the Fund invested in derivatives, specifically short futures contracts on U.S. Treasury bonds, to hedge against a rise in interest rates. At August 31, 2018, yields on 5-year, 10-year, and 30-year U.S. Treasury bonds all ended the period higher than where they began a year ago. As a result of the overall increase in U.S. Treasury yields, the Fund’s use of derivatives contributed positively to overall Fund performance during the fiscal year ended August 31, 2018.

Shareholder Expense Example

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,012.00	0.48%	$2.43
Hypothetical (5% return before expenses)	$1,000.00	$1,022.79	0.48%	$2.45

Performance

	Average Annual Total Return
	1 Year	3 Year	Since Inception[1]
Fund NAV Returns	8.72%	5.49%	0.87%
Fund Market Price Returns	8.40%	5.56%	0.94%
ICE BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained, Negative Seven Duration Index	9.83%	7.27%	2.29%
[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on December 18, 2013.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

14	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of August 31, 2018 (unaudited)

WisdomTree Negative Duration U.S. Aggregate Bond Fund (AGND)

(formerly, WisdomTree Barclays Negative Duration U.S. Aggregate Bond Fund)

Investment Breakdown†

Investment Type	% of Net Assets
U.S. Government Obligations	35.4%
U.S. Government Agencies	30.2%
Corporate Bonds	21.1%
Foreign Corporate Bonds	4.4%
Commercial Mortgage-Backed Securities	2.7%
Supranational Bonds	1.4%
Foreign Government Obligations	1.1%
Asset-Backed Securities	0.7%
Foreign Government Agencies	0.6%
Municipal Bonds	0.4%
U.S. Government Agencies Sold Short	-1.3%
Other Assets less Liabilities‡	3.3%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings*

Description	% of Net Assets
Federal National Mortgage Association, 3.50%, 7/1/43	1.1%
U.S. Treasury Note, 1.38%, 5/31/20	1.0%
U.S. Treasury Note, 3.13%, 5/15/21	0.8%
U.S. Treasury Note, 1.63%, 12/31/19	0.8%
U.S. Treasury Note, 1.50%, 6/15/20	0.8%
U.S. Treasury Note, 1.88%, 3/31/22	0.8%
U.S. Treasury Note, 1.75%, 11/30/21	0.8%
U.S. Treasury Note, 1.75%, 5/15/22	0.8%
U.S. Treasury Note, 1.38%, 2/29/20	0.7%
U.S. Treasury Note, 2.13%, 8/15/21	0.7%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Negative Duration U.S. Aggregate Bond Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the Bloomberg Barclays Rate Hedged U.S. Aggregate Bond Index, Negative Five Duration (the ‘‘Index’’). In seeking to track the Index, the Fund invests mainly in U.S. investment grade fixed income securities and obtains short exposure to U.S. Treasuries such that the Fund’s total portfolio duration approximates negative five years. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Index as a whole.

The Fund returned 3.58% at net asset value (“NAV”) for the fiscal year ending August 31, 2018 (for more complete performance information please see the performance table below). As interest rates rose over the period, the Fund benefited from the short futures contract hedging out the duration exposure of the bonds. In addition, the Fund’s negative duration positioning contributed positively to performance. The Fund’s exposure to short-term corporates benefited performance, while its position in long end governments detracted from performance. During the fiscal year, the Fund invested in derivatives, specifically short futures contracts on U.S. Treasury bonds, to hedge against a rise in interest rates. At August 31, 2018, yields on 5-year, 10-year, and 30-year U.S. Treasury bonds all ended the period higher than where they began a year ago. As a result of the overall increase in U.S. Treasury yields, the Fund’s use of derivatives contributed positively to overall Fund performance during the fiscal year ended August 31, 2018.

Shareholder Expense Example

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$996.60	0.28%	$1.41
Hypothetical (5% return before expenses)	$1,000.00	$1,023.79	0.28%	$1.43

Performance

	Average Annual Total Return
	1 Year	3 Year	Since Inception[1]
Fund NAV Returns	3.58%	1.29%	-1.13%
Fund Market Price Returns	3.69%	1.52%	-1.00%
Bloomberg Barclays Rate Hedged U.S. Aggregate Bond Index, Negative Five Duration	4.04%	1.82%	-0.36%
[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on December 18, 2013.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	15

Management’s Discussion of Funds’ Performance

as of August 31, 2018 (unaudited)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

(formerly, WisdomTree Barclays Yield Enhanced U.S. Aggregate Bond Fund)

Investment Breakdown†

Investment Type	% of Net Assets
Corporate Bonds	39.9%
U.S. Government Agencies	25.2%
U.S. Government Obligations	17.7%
Foreign Corporate Bonds	7.2%
Commercial Mortgage-Backed Securities	7.0%
Foreign Government Obligations	2.5%
Municipal Bonds	0.5%
Foreign Government Agencies	0.2%
U.S. Government Agencies Sold Short	-1.1%
Other Assets less Liabilities‡	0.9%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings*

Description	% of Net Assets
U.S. Treasury Note, 2.88%, 5/15/28	0.4%
U.S. Treasury Note, 2.75%, 2/15/28	0.4%
Federal National Mortgage Association, 5.00%, 9/1/48	0.4%
U.S. Treasury Note, 2.63%, 11/15/20	0.4%
U.S. Treasury Note, 2.25%, 11/15/27	0.4%
U.S. Treasury Note, 2.00%, 2/15/25	0.3%
U.S. Treasury Note, 2.00%, 2/28/21	0.3%
U.S. Treasury Bond, 7.63%, 11/15/22	0.3%
Federal National Mortgage Association, 4.00%, 5/1/47	0.3%
U.S. Treasury Note, 2.25%, 8/15/27	0.3%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the Bloomberg Barclays U.S. Aggregate Enhanced Yield Index (the ‘‘Index’’). In seeking to track the Index, the Fund invests mainly in U.S. investment grade fixed income securities. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Index as a whole.

The Fund returned -1.44% at net asset value (“NAV”) for the fiscal year ending August 31, 2018 (for more complete performance information please see the performance table below). Rising rates over the period negatively affected Fund performance. Investment grade spreads tightened from September 2017 through February 2018, but then expanded until the end of the current fiscal period, remaining relatively unchanged over the entire fiscal period. The Fund’s overweight to investment grade credit securities and underweight to U.S. Treasury securities selections contributed positively to performance. From a sector perspective, the Fund’s overweight to energy corporates contributed positively to Fund performance as energy prices in oil rose over the fiscal period. However, the Fund’s overweight to financials contributed negatively to performance. The Fund’s position in short-term corporates contributed positively to performance while its position in long end governments contributed negatively to performance. In addition, the Fund benefited from its overweight to Baa-rated bonds (rating levels from Aaa through Baa — ranked highest to lowest — constitute the “investment grade” portion of the credit spectrum) as spreads tightened throughout the bottom tier of the investment grade spectrum.

Shareholder Expense Example

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,006.50	0.12%[1]	$0.61
Hypothetical (5% return before expenses)	$1,000.00	$1,024.60	0.12%[1]	$0.61
[1]

WisdomTree Asset Management, Inc. has contractually agreed to limit the management fee to 0.12% through December 31, 2018, unless earlier terminated by the Board of Trustees of the WisdomTree Trust for any reason.

Performance

	Average Annual Total Return
	1 Year	3 Year	Since Inception[1]
Fund NAV Returns	-1.44%	2.40%	2.27%
Fund Market Price Returns	-1.58%	2.42%	2.28%
Bloomberg Barclays U.S. Aggregate Enhanced Yield Index	-1.17%	2.62%	2.50%
Bloomberg Barclays U.S. Aggregate Index	-1.05%	1.76%	1.79%

[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on July 9, 2015.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

16	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of August 31, 2018 (unaudited)

WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund (SHAG)

(formerly, WisdomTree Barclays Yield Enhanced U.S. Short-Term Aggregate Bond Fund)

Investment Breakdown†

Investment Type	% of Net Assets
Corporate Bonds	51.7%
U.S. Government Obligations	28.0%
Foreign Corporate Bonds	8.9%
Commercial Mortgage-Backed Securities	8.5%
U.S. Government Agencies	5.0%
Foreign Government Obligations	2.0%
Foreign Government Agencies	0.1%
Other Assets less Liabilities‡	-4.2%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings*

Description	% of Net Assets
U.S. Treasury Note, 2.63%, 7/15/21	6.2%
U.S. Treasury Bill, 1.98%, 10/18/18	3.4%
Federal National Mortgage Association, 2.50%, 9/18/33	2.7%
U.S. Treasury Note, 0.75%, 8/15/19	2.5%
Federal Home Loan Mortgage Corp., 3.50%, 9/18/33	2.3%
U.S. Treasury Note, 1.13%, 8/31/21	1.8%
U.S. Treasury Note, 1.50%, 7/15/20	1.8%
COMM Mortgage Trust, 3.04%, 11/10/49, Series 2016-CD2, Class A2	1.7%
U.S. Treasury Note, 2.00%, 2/28/21	1.7%
JPMCC Commercial Mortgage Securities Trust, 3.24%, 3/15/50, Series 2017-JP5, Class A2	1.7%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the Bloomberg Barclays U.S. Short Aggregate Enhanced Yield Index (the ‘‘Index’’). In seeking to track the Index, the Fund invests mainly in short-term U.S. investment grade fixed income securities having effective maturities generally shorter than five years. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Index as a whole.

The Fund returned -0.47% at net asset value (“NAV”) for the fiscal year ending August 31, 2018 (for more complete performance information please see the performance table below). The Fund’s overweight to investment grade credit securities, along with an underweight to U.S. Treasury securities selections, contributed positively to performance. Security selection was mixed with a slight drag on performance as commercial mortgage backed securities were a small drag on returns offset by the Fund’s holdings in investment grade credit. Within investment grade credit, the Fund’s holdings of high quality consumer non-cyclical sector was the main detractor. As interest rates rose over the fiscal year, the Fund benefited from being short-term in nature, by only investing in bonds that mature within 1-5 years. In addition, the Fund benefited from its overweight to Baa-rated bonds (rating levels from Aaa through Baa — ranked highest to lowest — constitute the “investment grade” portion of the credit spectrum) as spreads tightened throughout the bottom tier of the investment grade spectrum.

Shareholder Expense Example

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,009.40	0.12%[1]	$0.61
Hypothetical (5% return before expenses)	$1,000.00	$1,024.60	0.12%[1]	$0.61
[1]

WisdomTree Asset Management, Inc. has contractually agreed to limit the management fee to 0.12% through December 31, 2018, unless earlier terminated by the Board of Trustees of the WisdomTree Trust for any reason.

Performance

	Average Annual Total Return
	1 Year	Since Inception[1]
Fund NAV Returns	-0.47%	0.30%
Fund Market Price Returns	-0.41%	0.41%
Bloomberg Barclays U.S. Short Aggregate Enhanced Yield Index	-0.25%	0.55%
[1]	Total returns are calculated based on the commencement of Fund trading on the Cboe BZX Exchange, Inc. on May 18, 2017.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	17

Management’s Discussion of Funds’ Performance

as of August 31, 2018 (unaudited)

WisdomTree CBOE Russell 2000 PutWrite Strategy Fund (RPUT)

Investment Breakdown†

Investment Type	% of Net Assets
U.S. Government Obligations	75.7%
Other Assets less Liabilities‡	24.3%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Holdings*

Description	% of Net Assets
U.S. Treasury Bill, 1.93%, 9/20/18	75.7%
*

The holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree CBOE Russell 2000 PutWrite Strategy Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the CBOE Russell 2000 PutWrite Index (the ‘‘Index’’), a collateralized put write strategy on the Russell 2000 Index. The strategy is designed to receive a premium from the option buyer by selling (i.e. writing) a sequence of one-month, at-the-money, Russell 2000 Index put options.

The Fund returned 5.94% at net asset value (“NAV”) from February 1, 2018 (commencement of operations) through the end of the fiscal period on August 31, 2018. In 2017, the U.S. equity markets saw fairly consistent and low levels of volatility. However, in the first quarter of 2018, the markets saw a strong resurgence in market volatility, as the Chicago Board of Options Exchange Volatility Index, a measure of the market’s expectation for forward volatility, spiked by as much as 124% in a single trading day on February 5, 2018. In the 26 negative trading days for the Russell 2000 Index during the first quarter, the Russell 2000 PutWrite Strategy outperformed the Russell 2000 Index on every single negative day, providing on average delivered downside protection of approximately 0.41% on each down day. Following the spikes in early 2018, volatility subsided and returned to normalized levels for the remainder of the fiscal period through August 31, 2018. Over the entire fiscal period, the Fund’s positioning benefited as a result of the continued rise of the Russell 2000 Index, while providing downside protection during the bouts of market volatility.

Shareholder Expense Example

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,091.40	0.43%[1]	$2.27
Hypothetical (5% return before expenses)	$1,000.00	$1,023.04	0.43%[1]	$2.19
[1]

WisdomTree Asset Management, Inc. has contractually agreed to limit the management fee to 0.43% through December 31, 2018, unless earlier terminated by the Board of Trustees of the WisdomTree Trust for any reason.

Performance

Cumulative Total Return
Since Inception[1]
Fund NAV Returns	5.94%
Fund Market Price Returns	5.89%
CBOE Russell 2000 PutWrite Index	6.34%
Russell 2000® Index	11.00%
[1]	Total returns are calculated based on the commencement of Fund trading on the Cboe BZX Exchange, Inc. on February 1, 2018.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

18	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of August 31, 2018 (unaudited)

WisdomTree CBOE S&P 500 PutWrite Strategy Fund (PUTW)

Investment Breakdown†

Investment Type	% of Net Assets
U.S. Government Obligations	74.6%
Other Assets less Liabilities‡	25.4%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Holdings*

Description	% of Net Assets
U.S. Treasury Bill, 2.07%, 11/15/18	74.6%
*

The holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree CBOE S&P 500 PutWrite Strategy Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the CBOE S&P 500 PutWrite Index (the ‘‘Index’’), a collateralized put write strategy on the S&P 500 Index. The strategy is designed to receive a premium from the option buyer by selling (i.e. writing) a sequence of one-month, at-the-money, S&P 500 Index put options.

The Fund returned 8.28% at net asset value (“NAV”) for the fiscal year ending August 31, 2018 (for more complete performance information please see the performance table below). In 2017, the U.S. equity markets saw fairly consistent and low levels of volatility. However, in the first quarter of 2018, the markets saw a strong resurgence in market volatility, as the Chicago Board of Options Exchange Volatility Index, a measure of the market’s expectation for forward volatility, spiked by as much as 124% in a single trading day on February 5, 2018. In the 28 negative trading days for the S&P 500 Index during the first quarter, the S&P 500 PutWrite Strategy outperformed the S&P 500 Index on every single negative day, providing on average delivered downside protection of approximately 0.33% on each down day. Following the spikes in early 2018, volatility subsided and returned to normalized levels for the remainder of the fiscal year through August 31, 2018. Over the entire fiscal year, the Fund’s positioning benefited as a result of the continued rise of the S&P 500 Index, while providing downside protection during the bouts of market volatility.

Shareholder Expense Example

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,066.60	0.38%[1]	$1.98
Hypothetical (5% return before expenses)	$1,000.00	$1,023.29	0.38%[1]	$1.94
[1]

WisdomTree Asset Management, Inc. has contractually agreed to limit the management fee to 0.38% through December 31, 2018, unless earlier terminated by the Board of Trustees of the WisdomTree Trust for any reason.

Performance

	Average Annual Total Return
	1 Year	Since Inception[1]
Fund NAV Returns	8.28%	10.62%
Fund Market Price Returns	8.09%	10.57%
CBOE S&P 500 PutWrite Index	9.08%	11.29%
S&P 500® Index	19.66%	20.00%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on February 24, 2016.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	19

Management’s Discussion of Funds’ Performance

as of August 31, 2018 (unaudited)

WisdomTree Managed Futures Strategy Fund (WTMF) (consolidated)

Investment Breakdown†

Investment Type	% of Net Assets
U.S. Government Obligations	87.2%
Other Assets less Liabilities‡	12.8%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Holdings*

Description	% of Net Assets
U.S. Treasury Bill, 1.92%, 9/20/18	77.0%
U.S. Treasury Bill, 1.93%, 9/13/18	7.3%
U.S. Treasury Bill, 1.93%, 9/6/18	2.9%
*

The holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Managed Futures Strategy Fund (the ‘‘Fund’’) seeks to provide investors with positive total returns in rising or falling markets that are not directly correlated to broad market equity or fixed income returns. The Fund is managed using a quantitative, rules-based strategy and intends to invest in a combination of diversified futures contracts for commodities, currencies and interest rates.

The Fund returned 4.45% at net asset value (“NAV”) for the fiscal year ending August 31, 2018 (for more complete performance information please see the performance table below). Over the fiscal year, crude oil commodity prices saw positive gains, as prices went from $50/barrel to approximately $70/barrel as a result of OPEC’s continued efforts to limit production globally, as well from the U.S.’s decision to start exporting its own supplies. Precious metals, such as gold, silver, platinum, and copper, saw negative performance over the fiscal period, as a sell-off in emerging markets has spilled into these key commodity resources. Agricultural commodity prices have varied, with wheat and cotton having positive performance over the period, and soybeans and coffee having negative performance over the period. Trade tensions between the U.S. and other countries continued to weigh heavily on commodity prices broadly during the fiscal year. Over the first half of the fiscal year, the U.S. dollar weakened relative to broad emerging market and developed market currencies. However, over the remaining six months, the U.S. dollar has strengthened considerably, leading to positive performance over the entire fiscal year. Towards the end of the fiscal year, some emerging market currencies depreciated significantly against the U.S. dollar. During the fiscal year, U.S. interest rates rose, as the 10-year U.S. Treasury yield increased from 2.12% to 2.86%, the 5-year U.S. Treasury yield increased from 1.70% to 2.74%, the 2-year U.S. Treasury yield increased from 1.33% to 2.63%, and the 3-month U.S. Treasury yield increased from 0.99% to 2.09%. Overall, the Fund’s exposure to the energy sector contributed positively to performance, while its positioning in grains detracted from performance.

Shareholder Expense Example

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,025.30	0.65%[1]	$3.32
Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	0.65%[1]	$3.31
[1]

WisdomTree Asset Management, Inc. has contractually agreed to limit the management fee to 0.65% through December 31, 2018, unless earlier terminated by the Board of Trustees of the WisdomTree Trust for any reason.

Performance

	Average Annual Total Return
	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	4.45%	-0.49%	-0.65%	-2.52%
Fund Market Price Returns	4.77%	-0.44%	-0.65%	-2.53%
Diversified Trends Indicator/WisdomTree Managed Futures Spliced Index[2]	5.54%	0.50%	0.39%	-1.46%
S&P Diversified Trends Indicator Index	4.28%	1.38%	0.99%	-1.07%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on January 5, 2011.
[2]	Diversified Trends Indicator Index through June 30, 2016; WisdomTree Managed Futures Index thereafter.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

20	WisdomTree Trust

Description of Terms and Indexes (unaudited)

Below are descriptions of certain terms and of each index referenced in this report.

Bloomberg Barclays Rate Hedged U.S. Aggregate Bond Index, Negative Five Duration:

The Bloomberg Barclays Rate Hedged U.S. Aggregate Bond Index, Negative Five Duration combines long positions in the Bloomberg Barclays U.S. Aggregate Bond Index with short positions in U.S. Treasury Bonds to provide a duration exposure of -5 years. Market values of long and short positions are rebalanced at month-end.

Bloomberg Barclays Rate Hedged U.S. Aggregate Bond Index, Zero Duration:

The Bloomberg Barclays Rate Hedged U.S. Aggregate Bond Index, Zero Duration combines long positions in the Bloomberg Barclays U.S. Aggregate Bond Index with short positions in U.S. Treasury Bonds to provide a duration exposure of 0 years. Market values of long and short positions are rebalanced at month-end.

Bloomberg Barclays U.S. Aggregate Enhanced Yield Index:

The Bloomberg Barclays U.S. Aggregate Enhanced Yield Index uses a rules-based approach to reallocate across subcomponents in the Bloomberg Barclays U.S. Aggregate Bond Index seeking to enhance yield while maintaining a similar risk profile.

Bloomberg Barclays U.S. Short Aggregate Enhanced Yield Index:

The Bloomberg Barclays U.S. Short Aggregate Enhanced Yield Index uses a rules-based approach to reallocate across subcomponents in the Bloomberg Barclays U.S. Aggregate Bond Index that generally have effective maturities shorter than 5 years and seeks to enhance yield while maintaining a similar risk profile.

Bloomberg Barclays U.S. Aggregate Index:

The Bloomberg Barclays U.S. Aggregate Index represents the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, as well as mortgage- and asset-backed securities.

Bloomberg Dollar Spot Index:

The Bloomberg Dollar Spot Index tracks the performance of a basket of 10 leading global currencies versus the U.S. dollar. Each currency in the basket and its weight is determined annually based on its share of international trade and foreign exchange (FX) liquidity.

Bloomberg Dollar Total Return Index:

The Bloomberg Dollar Total Return Index is structured to potentially benefit as the U.S. dollar appreciates relative to a basket of global currencies. The index tracks a long position in the U.S. dollar measured against a basket of developed and emerging market currencies which (i) have the highest liquidity in the currency markets and (ii) represent countries that make the largest contribution to trade flows with the United States. The index also incorporates differences in money market rates between the U.S. and the countries (or regions) represented by the foreign currencies.

Bloomberg U.S. Treasury Floating Rate Bond Index:

The Bloomberg U.S. Treasury Floating Rate Bond Index is a rules-based, market-value weighted index engineered to measure the performance and characteristics of floating rate coupon U.S. Treasuries which have a maturity greater than 12 months.

WisdomTree Trust	21

Description of Terms and Indexes (unaudited) (continued)

CBOE® Russell 2000 PutWrite Index:

The CBOE® Russell 2000 PutWrite Index tracks the value of a cash-secured (i.e. collateralized) put option sales strategy, which consists of selling (or “writing”) Russell 2000® Index put options and investing the sale proceeds in one-month Treasury bills.

CBOE® S&P 500 PutWrite Index:

The CBOE® S&P 500 PutWrite Index tracks the value of a cash-secured (i.e. collateralized) put option sales strategy, which consists of selling (or “writing”) S&P 500® Index put options and investing the sale proceeds in one- and three-month Treasury bills.

Diversified Trends Indicator Index:

The Diversified Trends Indicator (“DTI”) Index is a long/short rules-based index that consists of ten commodity sectors and eight financial sectors. Each month the DTI Index sector exposure is rebalanced back to the fixed weights, 50% physical commodities and 50% financials (when energy is long) and approximately 40% commodities and 60% financials (when energy is flat). Each sector (other than the energy sector) is positioned either long or short depending on the current market environment (the energy sector is positioned as either “long” or “flat” (i.e., no exposure)). The DTI Index individual market components, sectors and related weightings, as well as other aspects of the calculation of the DTI Index, are subject to change at any time.

Equal-Weighted Emerging Currency Composite:

A composite incorporating equal-weighted exposure to the currencies within the Emerging Currency Strategy Fund was constructed as an additional gauge of Emerging Currency Strategy Fund performance. The composite tracks the returns for the currencies using the total returns of the country subindices of the JP Morgan Emerging Local Markets Index Plus (ELMI+). Each subindex uses a weighted basket of one-month, two-month and three-month currency forwards (deliverable or nondeliverable) collateralized with U.S. money market rates to proxy the total returns of an investment in local-currency money market instruments. Currency exposures are rebalanced back to equal-weighting at the end of the month in which the Emerging Currency Strategy Fund intends to rebalance, and currency changes are reflected in the composite at the end of the month they are reflected in the Fund.

Forward Currency Contracts:

A forward currency contract is an agreement to buy or sell a specific currency at a future date at a price set at the time of the contract. A forward contract may either be deliverable or non-deliverable. A deliverable forward currency contract is an agreement by two parties to transact in currencies at a specific rate on a future date upon which each party delivers the promised currency. A non-deliverable forward (“NDF”) currency contract is an agreement by two parties to transact in currencies at a specific rate on a future date and then cash settle the agreement with a simple exchange of the market value difference between the current market rate and the initial agreed-upon rate.

ICE BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained, Negative Seven Duration Index:

The ICE BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained, Negative Seven Duration Index tracks the performance of the combination of a long position in short maturity U.S. high yield bonds and a short position in on-the-run U.S. Treasuries where the net interest rate exposure of the index is adjusted to a negative seven year duration. Market values of long and short positions are rebalanced at month-end.

22	WisdomTree Trust

Description of Terms and Indexes (unaudited) (continued)

ICE BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained, Zero Duration Index:

The ICE BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained, Zero Duration Index tracks the performance of the combination of a long position in short maturity U.S. high yield bonds and a short position in on-the-run U.S. Treasuries where the net interest rate exposure of the index is adjusted to a zero year duration. Market values of long and short positions are rebalanced at month-end.

JP Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad:

The JP Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad is a market capitalization-weighted index consisting of U.S. dollar-denominated emerging market corporate bonds. The index serves as a global corporate benchmark representing Asia, Latin America, Europe and Middle East/Africa. U.S. dollar-denominated corporate issues from index-eligible countries are narrowed further by only including issues with more than $300 million current face outstanding and at least five years to maturity (at the time of inclusion into the index).

JP Morgan Emerging Local Markets Index Plus (ELMI+):

The JP Morgan Emerging Local Markets Index Plus (ELMI+) and its underlying country and regional subindices track the total returns for local-currency denominated money market instruments in emerging market countries.

JP Morgan Emerging Local Markets Index Plus (ELMI+) Brazil:

The Brazil subindex uses a weighted basket of one-month, two-month and three-month currency forwards collateralized with U.S. money market rates to proxy the total returns of an investment in Brazilian real money market instruments. The returns are reported in U.S. dollar terms.

JP Morgan Emerging Local Markets Index Plus (ELMI+) China:

The China subindex uses a weighted basket of one-month, two-month and three-month currency forwards collateralized with U.S. money market rates to proxy the total returns of an investment in Chinese yuan money market instruments. The returns are reported in U.S. dollar terms.

JP Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified Index:

The JP Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified Index tracks the performance of local currency debt issued by emerging market governments, whose debt is accessible by most of the international investor base. The index incorporates a constrained market capitalization methodology in which individual issuer exposures are capped at 10% (with the excess distributed to smaller issuers) for greater diversification among issuing governments. The returns are reported in U.S. dollar terms.

Markit iBoxx Asian Local Bond Index:

The Markit iBoxx Asian Local Bond Index (“ALBI”) tracks the total return performance of a bond portfolio which consists of local currency denominated, high quality and liquid bonds in Asia ex-Japan. The ALBI includes bonds from the following countries: South Korea, Hong Kong, India, Singapore, Taiwan, Malaysia, Thailand, the Philippines, Indonesia and China.

WisdomTree Trust	23

Description of Terms and Indexes (unaudited) (continued)

S&P 500® Index:

The S&P 500® Index is a capitalization-weighted index of 500 stocks selected by Standard & Poor’s Index Committee, designed to represent the performance of the leading industries in the United States economy.

S&P Diversified Trends Indicator Index:

The S&P Diversified Trends Indicator Index is a diversified composite of global commodity and financial futures that are highly liquid.

Spot Rate and NDF Rate Returns:

A “spot” rate is the foreign exchange rate on foreign exchange contracts settled generally within two business days from the trade date. The NDF rate is the foreign exchange rate on non-deliverable forward currency contracts settled on a future date that is generally greater than two business days from the trade date. The Brazilian real spot return rate relative to the U.S. dollar calculated by WisdomTree is the rate of return percentage difference between the end of period spot and the beginning of period spot rate using WM/Reuters London closing rates. The Chinese yuan NDF return rate relative to the U.S. dollar calculated by WisdomTree is the rate of return percentage difference between the end of period NDF rate and the beginning of period NDF rate using WM/Reuters Singapore closing rates.

WisdomTree Managed Futures Index:

The WisdomTree Managed Futures Index is a long/short, rules-based index designed to provide exposure to a portfolio consisting of diversified futures contracts for commodities, currencies and interest rates. On a monthly basis, assets with lower realized volatility will be selected, and a determination to go long or short the futures contracts of the selected assets under a proprietary composite momentum framework will be made. The composite momentum framework incorporates multiple momentum signals to decide the direction and weight in the index.

* * * * * *

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”) or Bloomberg licensors own all proprietary rights in the BLOOMBERG BARCLAYS INDICES. Neither Bloomberg nor Barclays Bank Plc or Barclays Capital Inc. or their affiliates (collectively “Barclays”) guarantee the timeliness, accuracy or completeness of any data or information relating to BLOOMBERG BARCLAYS INDICES or make any warranty, express or implied, as to the BLOOMBERG BARCLAYS INDICES or any data or values relating thereto or results to be obtained therefrom, and expressly disclaims all warranties of merchantability and fitness for a particular purpose with respect thereto. It is not possible to invest directly in an index. Back-tested performance is not actual performance. Past performance is not an indication of future results. To the maximum extent allowed by law, Bloomberg and its licensors, and their respective employees, contractors, agents, suppliers and vendors shall have no liability or responsibility whatsoever for any injury or damages — whether direct, indirect, consequential, incidental, punitive or otherwise — arising in connection with BLOOMBERG BARCLAYS INDICES or any data or values relating thereto — whether arising from their negligence or otherwise. This document constitutes the provision of factual information, rather than financial product advice. Nothing in the BLOOMBERG BARCLAYS INDICES shall constitute or be construed as an offering of financial instruments or as investment advice or investment recommendations (i.e., recommendations as to whether or not to “buy,” “sell,” “hold” or enter into any other transaction involving a specific interest) by Bloomberg or its affiliates or licensors or a recommendation as to an investment or other strategy. Data and other information available via the BLOOMBERG BARCLAYS INDICES should not be considered as

24	WisdomTree Trust

Description of Terms and Indexes (unaudited) (continued)

information sufficient upon which to base an investment decision. All information provided by the BLOOMBERG BARCLAYS INDICES is impersonal and not tailored to the needs of any specific person, entity or group of persons. Bloomberg and its affiliates express no opinion on the future or expected value of any security or other interest and do not explicitly or implicitly recommend or suggest an investment strategy of any kind. In addition, Barclays is not the issuer or producer of the BLOOMBERG BARCLAYS INDICES and has no responsibilities, obligations or duties to investors in these indices. While Bloomberg may for itself execute transactions with Barclays in or relating to the BLOOMBERG BARCLAYS INDICES, investors in the BLOOMBERG BARCLAYS INDICES do not enter into any relationship with Barclays and Barclays does not sponsor, endorse, sell or promote, and Barclays makes no representation regarding the advisability or use of, the BLOOMBERG BARCLAYS INDICES or any data included therein. Investors should consider obtaining independent advice before making any financial decisions.

Merrill Lynch, Pierce, Fenner & Smith Incorporated and its affiliates (“ICE BofA Merrill Lynch”) indices and related information, the name “ICE BofA Merrill Lynch”, and related trademarks, are intellectual property licensed from ICE BofA Merrill Lynch, and may not be copied, used, or distributed without ICE BofA Merrill Lynch’s prior written approval. The licensee’s products have not been passed on as to their legality or suitability, and are not regulated, issued, endorsed, sold, guaranteed, or promoted by ICE BofA Merrill Lynch. ICE BofA MERRILL LYNCH MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE INDICES, ANY RELATED INFORMATION, ITS TRADEMARKS, OR THE PRODUCT(S) (INCLUDING WITHOUT LIMITATION, THEIR QUALITY, ACCURACY, SUITABILITY AND/OR COMPLETENESS).

The CBOE Russell 2000 PutWrite Index (“Index”) is a trademark of Frank Russell Company (“Russell”) and has been licensed for use by WisdomTree. The WisdomTree CBOE Russell 2000 PutWrite Strategy Fund (the “Fund”) is not in any way sponsored, endorsed, sold or promoted by Russell or the London Stock Exchange Group companies (“LSEG”) (together, the “Licensor Parties”) and none of the Licensor Parties make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the Index (upon which the Fund is based), (ii) the figure at which the Index is said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of the Index for the purpose to which it is being put in connection with the Fund. None of the Licensor Parties have provided or will provide any financial or investment advice or recommendation in relation to the Index to WisdomTree or its clients. The Index is calculated by Russell or its agent. None of the Licensor Parties shall be (a) liable (whether in negligence or otherwise) to any person for any error in the Index or (b) under any obligation to advise any person of any error therein.

The CBOE S&P 500 PutWrite Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and CBOE® and has been licensed for use by WisdomTree. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is registered trademark of Dow Jones Trademarks Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by WisdomTree. CBOE® is a trademark of the Chicago Board Options Exchange, Incorporated, and has been licensed for use by SPDJI and WisdomTree. The WisdomTree CBOE S&P 500 PutWrite Strategy Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates or the Chicago Board Options Exchange, Incorporated, and none of such parties make any representation regarding the advisability of investing in such product(s), nor do they have any liability for any errors, omissions or interruptions of the CBOE S&P 500 PutWrite Index.

WisdomTree Investments, Inc. and WisdomTree Asset Management, Inc. (together, “WisdomTree”) and the Funds make no representation or warranty, express or implied, to the owners of shares of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of

WisdomTree Trust	25

Description of Terms and Indexes (unaudited) (concluded)

the underlying Indexes to track the performance of their underlying securities. WisdomTree Investments is the licensor of certain trademarks, service marks and trade names of the Funds. WisdomTree Investments has no obligation to take the needs of the Funds or the owners of shares of the Funds into consideration in determining, composing, or calculating the underlying WisdomTree Indexes of the applicable Funds. WisdomTree Investments is not responsible for, and has not participated in, the determination of the timing of, prices of, or quantities of shares of the Funds to be issued or in the determination or calculation of the equation by which the shares of the Funds are redeemable. WisdomTree and the Funds do not guarantee the accuracy, completeness, or performance of the underlying Indexes or the data included therein and shall have no liability in connection with the underlying Indexes or their calculation.

Index returns do not reflect expenses paid by the Funds. Index returns assume reinvestment of distributions. It is not possible to invest directly in an index.

26	WisdomTree Trust

Schedule of Investments

WisdomTree Bloomberg U.S. Dollar Bullish Fund (USDU)

August 31, 2018

Investments	Principal Amount	Value

U.S. GOVERNMENT OBLIGATIONS – 94.2%
U.S. Treasury Bills – 94.2%
U.S. Treasury Bills 1.92%, 10/4/18*	$43,662,000	$43,591,784
1.98%, 10/18/18*	42,128,000	42,026,179

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $85,607,089)		85,617,963
	Shares	Value

EXCHANGE-TRADED FUND – 4.4%
United States – 4.4%
WisdomTree Floating Rate Treasury Fund(a)
(Cost: $4,016,800)	160,000	4,012,880
TOTAL INVESTMENTS IN SECURITIES – 98.6% (Cost: $89,623,889)		89,630,843
Other Assets less Liabilities – 1.4%		1,253,598

NET ASSETS – 100.0%		$90,884,441
*	Interest rate shown reflects the yield to maturity at the time of purchase.

(a)	Affiliated company (See Note 3).

FINANCIAL DERIVATIVE INSTRUMENTS
FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)
Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Bank of America N.A.	9/6/2018	1,307,670	AUD	940,056	USD	$26	$—
Bank of America N.A.	9/6/2018	2,835,840	CAD	2,173,076	USD	53	—
Bank of America N.A.	9/6/2018	819,210	CHF	845,365	USD	—	(96)
Bank of America N.A.	9/6/2018	3,876,180	CNH	566,474	USD	14	—
Bank of America N.A.	9/6/2018	3,876,180	CNY	566,474	USD	1,081	—
Bank of America N.A.	9/6/2018	5,079,900	EUR	5,897,185	USD	—	(278)
Bank of America N.A.	9/6/2018	1,521,870	GBP	1,973,123	USD	—	(22)
Bank of America N.A.	9/6/2018	27,378,540	INR	386,593	USD	—	(626)
Bank of America N.A.	9/6/2018	375,403,770	JPY	3,378,993	USD	—	(116)
Bank of America N.A.	9/6/2018	805,850,220	KRW	722,412	USD	1,535	—
Bank of America N.A.	9/6/2018	35,309,610	MXN	1,847,780	USD	79	—
Bank of America N.A.	9/6/2018	1,000,256	USD	1,346,100	AUD	32,547	—
Bank of America N.A.	9/6/2018	2,245,309	USD	2,919,000	CAD	8,454	—
Bank of America N.A.	9/6/2018	853,947	USD	843,150	CHF	—	(16,023)
Bank of America N.A.	9/6/2018	585,706	USD	3,990,000	CNH	2,584	—
Bank of America N.A.	9/6/2018	6,130,093	USD	5,229,000	EUR	60,106	—
Bank of America N.A.	9/6/2018	2,059,197	USD	1,566,600	GBP	28,104	—
Bank of America N.A.	9/6/2018	409,228	USD	28,182,000	INR	11,934	—
Bank of America N.A.	9/6/2018	3,463,805	USD	386,421,000	JPY	—	(14,235)
Bank of America N.A.	9/6/2018	741,917	USD	829,500,000	KRW	—	(3,276)
Bank of America N.A.	9/6/2018	1,938,925	USD	36,345,960	MXN	36,831	—
Bank of America N.A.	10/4/2018	963,855	USD	1,340,850	AUD	—	(43)
Bank of America N.A.	10/4/2018	2,188,055	USD	2,853,900	CAD	—	(99)
Bank of America N.A.	10/4/2018	839,565	USD	811,650	CHF	81	—
Bank of America N.A.	10/4/2018	5,994,723	USD	5,153,400	EUR	21	—
Bank of America N.A.	10/4/2018	2,014,338	USD	1,551,900	GBP	10	—
Bank of America N.A.	10/4/2018	397,779	USD	28,325,850	INR	—	(208)
Bank of America N.A.	10/4/2018	3,430,267	USD	380,359,350	JPY	30	—
Bank of America N.A.	10/4/2018	720,381	USD	805,350,000	KRW	—	(3,576)
Bank of America N.A.	10/4/2018	1,901,476	USD	36,504,300	MXN	—	(316)
Bank of America N.A.	10/11/2018	572,799	USD	3,922,800	CNH	—	(109)
Bank of America N.A.	10/11/2018	572,799	USD	3,922,800	CNY	—	(1,583)
Citibank N.A.	9/6/2018	1,307,670	AUD	940,071	USD	11	—
Citibank N.A.	9/6/2018	2,835,840	CAD	2,173,132	USD	—	(4)
Citibank N.A.	9/6/2018	819,210	CHF	845,338	USD	—	(69)
Citibank N.A.	9/6/2018	3,876,180	CNH	566,498	USD	—	(11)
Citibank N.A.	9/6/2018	3,876,180	CNY	566,498	USD	1,057	—
Citibank N.A.	9/6/2018	5,079,900	EUR	5,896,494	USD	413	—
Citibank N.A.	9/6/2018	1,521,870	GBP	1,973,176	USD	—	(76)
Citibank N.A.	9/6/2018	3,826,000	INR	53,846	USD	91	—

See Notes to Financial Statements.

WisdomTree Trust	27

Schedule of Investments (continued)

WisdomTree Bloomberg U.S. Dollar Bullish Fund (USDU)

August 31, 2018

FINANCIAL DERIVATIVE INSTRUMENTS
FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)
Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Citibank N.A.	9/6/2018	27,378,540	INR	386,648	USD	$—	$(680)
Citibank N.A.	9/6/2018	375,403,770	JPY	3,379,093	USD	—	(216)
Citibank N.A.	9/6/2018	112,618,000	KRW	101,048	USD	124	—
Citibank N.A.	9/6/2018	805,850,220	KRW	722,412	USD	1,535	—
Citibank N.A.	9/6/2018	35,309,610	MXN	1,847,872	USD	—	(14)
Citibank N.A.	9/6/2018	1,000,279	USD	1,346,100	AUD	32,569	—
Citibank N.A.	9/6/2018	2,245,317	USD	2,919,000	CAD	8,462	—
Citibank N.A.	9/6/2018	853,926	USD	843,150	CHF	—	(16,044)
Citibank N.A.	9/6/2018	585,677	USD	3,990,000	CNH	2,555	—
Citibank N.A.	9/6/2018	6,130,098	USD	5,229,000	EUR	60,111	—
Citibank N.A.	9/6/2018	2,059,206	USD	1,566,600	GBP	28,114	—
Citibank N.A.	9/6/2018	409,160	USD	28,182,000	INR	11,865	—
Citibank N.A.	9/6/2018	3,463,808	USD	386,421,000	JPY	—	(14,232)
Citibank N.A.	9/6/2018	741,830	USD	829,500,000	KRW	—	(3,363)
Citibank N.A.	9/6/2018	1,938,949	USD	36,345,960	MXN	36,855	—
Citibank N.A.	10/4/2018	963,877	USD	1,340,850	AUD	—	(21)
Citibank N.A.	10/4/2018	2,188,134	USD	2,853,900	CAD	—	(20)
Citibank N.A.	10/4/2018	839,546	USD	811,650	CHF	63	—
Citibank N.A.	10/4/2018	5,994,249	USD	5,153,400	EUR	—	(453)
Citibank N.A.	10/4/2018	2,014,405	USD	1,551,900	GBP	76	—
Citibank N.A.	10/4/2018	398,171	USD	28,325,850	INR	183	—
Citibank N.A.	10/4/2018	3,430,471	USD	380,359,350	JPY	234	—
Citibank N.A.	10/4/2018	722,319	USD	805,350,000	KRW	—	(1,638)
Citibank N.A.	10/4/2018	1,901,736	USD	36,504,300	MXN	—	(56)
Citibank N.A.	10/11/2018	572,726	USD	3,922,800	CNH	—	(183)
Citibank N.A.	10/11/2018	572,726	USD	3,922,800	CNY	—	(1,657)
Goldman Sachs	9/6/2018	1,000,255	USD	1,346,100	AUD	32,545	—
Goldman Sachs	9/6/2018	2,245,295	USD	2,919,000	CAD	8,440	—
Goldman Sachs	9/6/2018	853,940	USD	843,150	CHF	—	(16,029)
Goldman Sachs	9/6/2018	585,508	USD	3,990,000	CNH	2,386	—
Goldman Sachs	9/6/2018	6,130,067	USD	5,229,000	EUR	60,080	—
Goldman Sachs	9/6/2018	2,059,183	USD	1,566,600	GBP	28,090	—
Goldman Sachs	9/6/2018	409,610	USD	28,182,000	INR	12,316	—
Goldman Sachs	9/6/2018	3,463,761	USD	386,421,000	JPY	—	(14,278)
Goldman Sachs	9/6/2018	745,779	USD	829,500,000	KRW	586	—
Goldman Sachs	9/6/2018	1,938,891	USD	36,345,960	MXN	36,797	—
HSBC Holdings PLC	9/6/2018	1,307,670	AUD	940,070	USD	13	—
HSBC Holdings PLC	9/6/2018	2,835,840	CAD	2,173,024	USD	105	—
HSBC Holdings PLC	9/6/2018	819,210	CHF	845,213	USD	55	—
HSBC Holdings PLC	9/6/2018	3,876,180	CNH	566,484	USD	4	—
HSBC Holdings PLC	9/6/2018	3,876,180	CNY	566,484	USD	1,071	—
HSBC Holdings PLC	9/6/2018	5,079,900	EUR	5,896,408	USD	500	—
HSBC Holdings PLC	9/6/2018	1,521,870	GBP	1,972,999	USD	101	—
HSBC Holdings PLC	9/6/2018	27,378,540	INR	386,014	USD	—	(47)
HSBC Holdings PLC	9/6/2018	375,403,770	JPY	3,378,619	USD	258	—
HSBC Holdings PLC	9/6/2018	805,850,220	KRW	723,937	USD	10	—
HSBC Holdings PLC	9/6/2018	35,309,610	MXN	1,848,117	USD	—	(258)
HSBC Holdings PLC	10/4/2018	963,855	USD	1,340,850	AUD	—	(43)
HSBC Holdings PLC	10/4/2018	2,187,986	USD	2,853,900	CAD	—	(168)
HSBC Holdings PLC	10/4/2018	839,440	USD	811,650	CHF	—	(44)
HSBC Holdings PLC	10/4/2018	5,994,141	USD	5,153,400	EUR	—	(562)
HSBC Holdings PLC	10/4/2018	2,014,197	USD	1,551,900	GBP	—	(132)
HSBC Holdings PLC	10/4/2018	397,242	USD	28,325,850	INR	—	(745)
HSBC Holdings PLC	10/4/2018	3,429,949	USD	380,359,350	JPY	—	(289)
HSBC Holdings PLC	10/4/2018	722,190	USD	805,350,000	KRW	—	(1,767)

See Notes to Financial Statements.

28	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Bloomberg U.S. Dollar Bullish Fund (USDU)

August 31, 2018

FINANCIAL DERIVATIVE INSTRUMENTS
FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)
Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
HSBC Holdings PLC	10/4/2018	1,902,036	USD	36,504,300	MXN	$244	$—
HSBC Holdings PLC	10/11/2018	572,879	USD	3,922,800	CNH	—	(30)
HSBC Holdings PLC	10/11/2018	572,879	USD	3,922,800	CNY	—	(1,504)
Morgan Stanley & Co. International	9/6/2018	183,000	AUD	133,017	USD	—	(1,458)
Morgan Stanley & Co. International	9/6/2018	396,000	CAD	305,313	USD	—	(1,855)
Morgan Stanley & Co. International	9/6/2018	114,000	CHF	117,657	USD	—	(31)
Morgan Stanley & Co. International	9/6/2018	542,000	CNH	78,907	USD	304	—
Morgan Stanley & Co. International	9/6/2018	710,000	EUR	829,096	USD	—	(4,906)
Morgan Stanley & Co. International	9/6/2018	213,000	GBP	277,290	USD	—	(1,136)
Morgan Stanley & Co. International	9/6/2018	52,463,000	JPY	472,647	USD	—	(446)
Morgan Stanley & Co. International	9/6/2018	4,935,000	MXN	257,866	USD	398	—
State Street Bank and Trust	9/6/2018	996,320	AUD	716,256	USD	—	(3)
State Street Bank and Trust	9/6/2018	2,160,640	CAD	1,655,731	USD	—	(14)
State Street Bank and Trust	9/6/2018	624,160	CHF	644,068	USD	—	(54)
State Street Bank and Trust	9/6/2018	2,953,280	CNH	431,514	USD	96	—
State Street Bank and Trust	9/6/2018	3,870,400	EUR	4,493,205	USD	—	(324)
State Street Bank and Trust	9/6/2018	1,159,520	GBP	1,503,376	USD	—	(61)
State Street Bank and Trust	9/6/2018	20,859,840	INR	294,028	USD	42	—
State Street Bank and Trust	9/6/2018	286,021,920	JPY	2,574,552	USD	—	(169)
State Street Bank and Trust	9/6/2018	613,981,120	KRW	551,610	USD	—	(32)
State Street Bank and Trust	9/6/2018	26,902,560	MXN	1,407,910	USD	—	(18)
State Street Bank and Trust	9/6/2018	1,000,260	USD	1,346,100	AUD	32,551	—
State Street Bank and Trust	9/6/2018	2,245,240	USD	2,919,000	CAD	8,385	—
State Street Bank and Trust	9/6/2018	853,925	USD	843,150	CHF	—	(16,045)
State Street Bank and Trust	9/6/2018	585,706	USD	3,990,000	CNH	2,584	—
State Street Bank and Trust	9/6/2018	6,129,931	USD	5,229,000	EUR	59,944	—
State Street Bank and Trust	9/6/2018	2,059,139	USD	1,566,600	GBP	28,046	—
State Street Bank and Trust	9/6/2018	409,682	USD	28,182,000	INR	12,387	—
State Street Bank and Trust	9/6/2018	3,463,693	USD	386,421,000	JPY	—	(14,346)
State Street Bank and Trust	9/6/2018	745,792	USD	829,500,000	KRW	599	—
State Street Bank and Trust	9/6/2018	1,938,862	USD	36,345,960	MXN	36,768	—
State Street Bank and Trust	10/4/2018	734,381	USD	1,021,600	AUD	—	(17)
State Street Bank and Trust	10/4/2018	1,667,124	USD	2,174,400	CAD	—	(41)
State Street Bank and Trust	10/4/2018	639,643	USD	618,400	CHF	37	—
State Street Bank and Trust	10/4/2018	4,567,699	USD	3,926,400	EUR	306	—
State Street Bank and Trust	10/4/2018	1,534,782	USD	1,182,400	GBP	56	—
State Street Bank and Trust	10/4/2018	302,809	USD	21,581,600	INR	—	(419)
State Street Bank and Trust	10/4/2018	2,613,664	USD	289,797,600	JPY	150	—
State Street Bank and Trust	10/4/2018	551,536	USD	613,600,000	KRW	—	(51)
State Street Bank and Trust	10/4/2018	1,448,911	USD	27,812,800	MXN	—	(74)
State Street Bank and Trust	10/11/2018	436,288	CNH	2,988,800	USD	—	(214)
State Street Bank and Trust	10/11/2018	436,288	USD	2,988,800	CNY	—	(1,337)
UBS AG	9/6/2018	1,307,670	AUD	940,063	USD	19	—
UBS AG	9/6/2018	2,835,840	CAD	2,173,087	USD	41	—
UBS AG	9/6/2018	819,210	CHF	845,356	USD	—	(88)
UBS AG	9/6/2018	3,876,180	CNH	566,361	USD	127	—
UBS AG	9/6/2018	3,876,180	CNY	566,361	USD	1,194	—
UBS AG	9/6/2018	5,079,900	EUR	5,897,200	USD	—	(293)
UBS AG	9/6/2018	1,521,870	GBP	1,973,138	USD	—	(38)
UBS AG	9/6/2018	27,378,540	INR	386,458	USD	—	(490)
UBS AG	9/6/2018	375,403,770	JPY	3,379,033	USD	—	(156)
UBS AG	9/6/2018	805,850,220	KRW	722,118	USD	1,829	—
UBS AG	9/6/2018	35,309,610	MXN	1,847,829	USD	29	—
UBS AG	9/6/2018	762,103	USD	1,025,600	AUD	24,800	—
UBS AG	9/6/2018	1,710,678	USD	2,224,000	CAD	6,408	—

See Notes to Financial Statements.

WisdomTree Trust	29

Schedule of Investments (concluded)

WisdomTree Bloomberg U.S. Dollar Bullish Fund (USDU)

August 31, 2018

FINANCIAL DERIVATIVE INSTRUMENTS
FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)
Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
UBS AG	9/6/2018	650,614	USD	642,400	CHF	$—	$(12,220)
UBS AG	9/6/2018	446,291	USD	3,040,000	CNH	2,008	—
UBS AG	9/6/2018	4,670,435	USD	3,984,000	EUR	45,683	—
UBS AG	9/6/2018	1,568,887	USD	1,193,600	GBP	21,388	—
UBS AG	9/6/2018	312,118	USD	21,472,000	INR	9,417	—
UBS AG	9/6/2018	2,639,032	USD	294,416,000	JPY	—	(10,902)
UBS AG	9/6/2018	568,220	USD	632,000,000	KRW	454	—
UBS AG	9/6/2018	1,477,173	USD	27,692,160	MXN	27,958	—
UBS AG	10/4/2018	963,850	USD	1,340,850	AUD	—	(48)
UBS AG	10/4/2018	2,188,092	USD	2,853,900	CAD	—	(62)
UBS AG	10/4/2018	839,533	USD	811,650	CHF	49	—
UBS AG	10/4/2018	5,994,914	USD	5,153,400	EUR	212	—
UBS AG	10/4/2018	2,014,365	USD	1,551,900	GBP	36	—
UBS AG	10/4/2018	397,950	USD	28,325,850	INR	—	(37)
UBS AG	10/4/2018	3,430,360	USD	380,359,350	JPY	123	—
UBS AG	10/4/2018	721,996	USD	805,350,000	KRW	—	(1,961)
UBS AG	10/4/2018	1,901,663	USD	36,504,300	MXN	—	(129)
UBS AG	10/11/2018	572,687	USD	3,922,800	CNH	—	(221)
UBS AG	10/11/2018	572,687	USD	3,922,800	CNY	—	(1,695)
						$875,837	$(186,630)

CURRENCY LEGEND
AUD	Australian dollar
CAD	Canadian dollar
CHF	Swiss franc
CNH	Offshore Chinese renminbi
CNY	Chinese yuan
EUR	Euro
GBP	British pound
INR	Indian rupee
JPY	Japanese yen
KRW	South Korean won
MXN	Mexican peso
USD	U.S. dollar

See Notes to Financial Statements.

30	WisdomTree Trust

Schedule of Investments

WisdomTree Brazilian Real Strategy Fund (BZF)

August 31, 2018

Investments	Principal Amount	Value

U.S. GOVERNMENT OBLIGATIONS – 67.3%
U.S. Treasury Bill – 67.3%
U.S. Treasury Bill 1.98%, 10/18/18*
(Cost: $7,151,789)	$7,170,000	$7,152,671

	Shares
EXCHANGE-TRADED FUND – 4.2%
United States – 4.2%
WisdomTree Floating Rate Treasury Fund(a)
(Cost: $450,096)	17,950	450,195
Investments	Principal Amount	Value

REPURCHASE AGREEMENT – 31.5%
United States – 31.5%

Citigroup, Inc., tri-party repurchase agreement dated 8/31/18 (tri-party custodian: The Bank of New York Mellon Corp.), 1.97% due 9/4/18; Proceeds at maturity – $3,350,733 (fully collateralized by Fannie Mae Pool, 4.50% due 9/1/48, U.S. Treasury Note, 1.63% – 1.88% due 3/31/19 – 8/31/22, U.S. Treasury Bond Coupon STRIPS, 0.00% due 8/15/26 and U.S. Treasury Bond Principal STRIPS, 0.00% due 8/15/22 – 5/15/43; Market value – $3,417,030)

(Cost: $3,350,000)	$3,350,000	$3,350,000
TOTAL INVESTMENTS IN SECURITIES – 103.0% (Cost: $10,951,885)		10,952,866
Other Assets less Liabilities – (3.0)%		(317,106)

NET ASSETS – 100.0%		$10,635,760
*	Interest rate shown reflects the yield to maturity at the time of purchase.

(a)	Affiliated company (See Note 3).

STRIPS	– Separate Trading of Registered Interest and Principal of Securities.

FINANCIAL DERIVATIVE INSTRUMENTS
FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)
Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Bank of America N.A.	9/4/2018	6,093,646	BRL	1,616,009	USD	$—	$(137,004)
Bank of America N.A.	9/4/2018	837,025	USD	3,174,000	BRL	66,656	—
Bank of America N.A.	9/4/2018	1,147,556	USD	4,739,406	BRL	—	(2,758)
Bank of America N.A.	10/3/2018	5,001,464	BRL	1,285,789	USD	—	(75,578)
Bank of America N.A.	11/5/2018	4,990,938	BRL	1,339,795	USD	—	(135,186)
Bank of America N.A.	12/4/2018	4,739,406	BRL	1,138,323	USD	2,198	—
Citibank N.A.	9/4/2018	6,474,497	BRL	1,716,645	USD	—	(145,203)
Citibank N.A.	9/4/2018	279,990	USD	1,058,000	BRL	23,200	—
Citibank N.A.	9/4/2018	1,220,046	USD	5,035,617	BRL	—	(2,162)
Citibank N.A.	10/3/2018	5,001,464	BRL	1,285,690	USD	—	(75,478)
Citibank N.A.	11/5/2018	4,990,938	BRL	1,332,427	USD	—	(127,817)
Citibank N.A.	12/4/2018	5,035,617	BRL	1,209,845	USD	1,957	—
Goldman Sachs	9/4/2018	6,474,497	BRL	1,717,282	USD	—	(145,840)
Goldman Sachs	9/4/2018	1,219,101	USD	5,035,617	BRL	—	(3,107)
Goldman Sachs	10/3/2018	4,707,262	BRL	1,210,031	USD	—	(71,007)
Goldman Sachs	11/5/2018	4,697,354	BRL	1,254,300	USD	—	(120,550)
Goldman Sachs	12/4/2018	5,035,617	BRL	1,209,090	USD	2,713	—
						$96,724	$(1,041,690)

CURRENCY LEGEND
BRL	Brazilian real
USD	U.S. dollar

See Notes to Financial Statements.

WisdomTree Trust	31

Schedule of Investments

WisdomTree Chinese Yuan Strategy Fund (CYB)

August 31, 2018

Investments	Principal Amount	Value

U.S. GOVERNMENT OBLIGATIONS – 67.6%
U.S. Treasury Bills – 67.6%
U.S. Treasury Bills
1.92%, 10/4/18*	$10,160,000	$10,143,661
1.98%, 10/18/18*	11,436,000	11,408,360
TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $21,549,388)		21,552,021

	Shares
EXCHANGE-TRADED FUND – 3.7%
United States – 3.7%
WisdomTree Floating Rate Treasury Fund(a)
(Cost: $1,169,777)	46,600	1,168,751
Investments	Principal Amount	Value

REPURCHASE AGREEMENT – 29.9%
United States – 29.9%

Citigroup, Inc., tri-party repurchase agreement dated 8/31/18 (tri-party custodian: The Bank of New York Mellon Corp.), 1.97% due 9/4/18; Proceeds at maturity – $9,517,083 (fully collateralized by Ginnie Mae Pool, 4.50% due 7/20/40, U.S. Treasury Bond, 2.50% due 2/15/46, U.S. Treasury Note, 2.00% due 2/15/22, U.S. Treasury Bond Coupon STRIPS, 0.00% due 2/15/25, U.S. Treasury Bond Principal STRIPS, 0.00% due 8/15/28 – 5/15/43 and U.S. Treasury Floating Rate Note, 1.86% due 4/30/20; Market value – $9,705,305)

(Cost: $9,515,000)	$9,515,000	$9,515,000
TOTAL INVESTMENTS IN SECURITIES – 101.2% (Cost: $32,234,165)		32,235,772
Other Assets less Liabilities – (1.2)%		(374,332)

NET ASSETS – 100.0%		$31,861,440
*	Interest rate shown reflects the yield to maturity at the time of purchase.

(a)	Affiliated company (See Note 3).

STRIPS – Separate Trading of Registered Interest and Principal of Securities.

FINANCIAL DERIVATIVE INSTRUMENTS
FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)
Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Bank of America N.A.	9/13/2018	936,091	USD	6,400,000	CNH	$583	$—
Bank of America N.A.	10/19/2018	222,386	USD	1,521,000	CNH	229	—
Bank of America N.A.	10/19/2018	1,683,186	USD	11,514,000	CNY	1,031	—
Bank of America N.A.	11/13/2018	973,251	USD	6,662,000	CNY	810	—
Citibank N.A.†	9/13/2018	30,438,330	CNH	4,713,494	USD	—	(264,225)
Citibank N.A.†	9/13/2018	3,986,259	USD	27,174,330	CNH	14,100	—
Citibank N.A.†	12/13/2018	27,174,330	CNH	3,981,295	USD	—	(17,285)
Goldman Sachs	10/19/2018	52,608,360	CNY	7,904,969	USD	—	(219,074)
HSBC Holdings PLC	10/19/2018	14,181,000	CNH	2,134,825	USD	—	(63,557)
HSBC Holdings PLC	11/13/2018	31,681,200	CNY	4,644,656	USD	—	(20,204)
Royal Bank of Canada	9/13/2018	29,244,670	CNH	4,527,880	USD	—	(253,092)
State Street Bank and Trust	11/13/2018	30,438,800	CNY	4,460,551	USD	—	(17,449)
UBS AG	9/13/2018	3,827,185	USD	26,108,670	CNH	10,796	—
UBS AG	10/19/2018	54,755,640	CNY	8,228,981	USD	—	(229,376)
UBS AG	12/13/2018	26,108,670	CNH	3,822,422	USD	—	(13,864)
						$27,549	$(1,098,126)
†	As of August 31, 2018, the Fund posted cash collateral of $510,000 with the counterparty, Citibank N.A., for foreign currency contracts.

CURRENCY LEGEND
CNH	Offshore Chinese renminbi
CNY	Chinese yuan
USD	U.S. dollar

See Notes to Financial Statements.

32	WisdomTree Trust

Schedule of Investments

WisdomTree Emerging Currency Strategy Fund (CEW)

August 31, 2018

Investments	Principal Amount	Value

U.S. GOVERNMENT OBLIGATIONS – 63.3%
U.S. Treasury Bills – 63.3%
U.S. Treasury Bills 1.92%, 10/4/18*	$8,660,000	$8,646,073
1.98%, 10/18/18*	9,560,000	9,536,894

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $18,180,746)		18,182,967

	Shares
EXCHANGE-TRADED FUND – 4.1%
United States – 4.1%
WisdomTree Floating Rate Treasury Fund(a)
(Cost: $1,194,879)	47,600	1,193,832
Investments	Principal Amount	Value

REPURCHASE AGREEMENT – 31.9%
United States – 31.9%

Citigroup, Inc., tri-party repurchase agreement dated 8/31/18 (tri-party custodian: The Bank of New York Mellon Corp.), 1.97% due 9/4/18; Proceeds at maturity – $9,172,007 (fully collateralized by Fannie Mae pool, 6.50% due 8/1/39, U.S. Treasury Bill, 0.00% due 1/31/19, U.S. Treasury Bond, 2.50% due 2/15/46, U.S. Treasury Note, 1.75% due 2/28/22, U.S. Treasury Bond Coupon STRIPS, 0.00% due 11/15/42 and U.S. Treasury Bond Principal STRIPS, 0.00% due 8/15/25 – 8/15/41; Market value – $9,353,402)

(Cost: $9,170,000)	$9,170,000	$9,170,000
TOTAL INVESTMENTS IN SECURITIES – 99.3% (Cost: $28,545,625)		28,546,799
Other Assets less Liabilities – 0.7%		198,937

NET ASSETS – 100.0%		$28,745,736
*	Interest rate shown reflects the yield to maturity at the time of purchase.

(a)	Affiliated company (See Note 3).

STRIPS – Separate Trading of Registered Interest and Principal of Securities.

FINANCIAL DERIVATIVE INSTRUMENTS
FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)
Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Citibank N.A.	11/6/2018	27,890,000,000	IDR	1,906,878	USD	$—	$(57,225)
Citibank N.A.	11/6/2018	132,200,000	INR	1,903,117	USD	—	(58,157)
Citibank N.A.	11/6/2018	62,300,000	THB	1,867,786	USD	39,188	—
Citibank N.A.	11/6/2018	56,900,000	TWD	1,872,573	USD	—	(12,954)
Citibank N.A.	11/6/2018	14,502	USD	55,000	BRL	1,228	—
Citibank N.A.	11/6/2018	21,897	USD	14,000,000	CLP	1,232	—
Citibank N.A.	11/6/2018	18,261	USD	53,000,000	COP	955	—
Citibank N.A.	11/6/2018	17,021	USD	248,000,000	IDR	574	—
Citibank N.A.	11/6/2018	20,743	USD	1,440,000	INR	647	—
Citibank N.A.	11/6/2018	10,765	USD	12,000,000	KRW	—	(32)
Citibank N.A.	11/6/2018	52,756	USD	1,000,000	MXN	960	—
Citibank N.A.	11/6/2018	13,103	USD	700,000	PHP	94	—
Citibank N.A.	11/6/2018	10,956	USD	40,000	PLN	73	—
Citibank N.A.	11/6/2018	29,437	USD	1,855,000	RUB	2,075	—
Citibank N.A.	11/6/2018	72,282	USD	370,000	TRY	18,469	—
Citibank N.A.	11/6/2018	30,538	USD	405,000	ZAR	3,132	—
Goldman Sachs	11/6/2018	7,100,000	BRL	1,895,608	USD	—	(182,132)
Goldman Sachs	11/6/2018	1,221,416,000	CLP	1,902,547	USD	—	(99,657)
HSBC Holdings PLC	11/6/2018	12,790,000	CNH	1,877,734	USD	—	(10,366)
HSBC Holdings PLC	11/6/2018	2,107,000,000	KRW	1,891,213	USD	4,580	—
HSBC Holdings PLC	11/6/2018	101,370,000	PHP	1,885,603	USD	—	(1,717)
Morgan Stanley & Co. International	11/6/2018	5,486,000,000	COP	1,895,777	USD	—	(104,419)
Morgan Stanley & Co. International	11/6/2018	121,000,000	RUB	1,910,099	USD	—	(125,255)
Royal Bank of Canada	11/6/2018	36,483,000	MXN	1,934,716	USD	—	(45,033)
Royal Bank of Canada	11/6/2018	6,925,000	PLN	1,889,992	USD	—	(6,046)
State Street Bank and Trust	11/7/2018	7,660,000	MYR	1,880,539	USD	—	(28,836)

See Notes to Financial Statements.

WisdomTree Trust	33

Schedule of Investments (concluded)

WisdomTree Emerging Currency Strategy Fund (CEW)

August 31, 2018

FINANCIAL DERIVATIVE INSTRUMENTS
FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)
Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
UBS AG†	11/6/2018	9,886,000	TRY	1,958,070	USD	$—	$(520,220)
UBS AG†	11/6/2018	25,488,000	ZAR	1,911,791	USD	—	(187,101)
						$73,207	$(1,439,150)
†	As of August 31, 2018, the Fund posted cash collateral of $430,000 with the counterparty, UBS AG, for foreign currency contracts.

CURRENCY LEGEND
BRL	Brazilian real
CLP	Chilean peso
CNH	Offshore Chinese renminbi
COP	Colombian peso
IDR	Indonesian rupiah
INR	Indian rupee
KRW	South Korean won
MXN	Mexican peso
MYR	Malaysian ringgit
PHP	Philippine peso
PLN	Polish zloty
RUB	Russian ruble
THB	Thai baht
TRY	Turkish New lira
TWD	New Taiwan dollar
USD	U.S. dollar
ZAR	South African rand

See Notes to Financial Statements.

34	WisdomTree Trust

Schedule of Investments

WisdomTree Asia Local Debt Fund (ALD)

August 31, 2018

Investments	Principal Amount†		Value

FOREIGN GOVERNMENT AGENCIES – 15.5%
Australia – 12.1%
Queensland Treasury Corp. 6.00%, 7/21/22, Series 22, Reg S	736,000	AUD	$604,536
South Australian Government Financing Authority 5.00%, 5/20/21, Series 21	303,000	AUD	235,313
Treasury Corp. of Victoria 5.50%, 12/17/24, Series 1224	630,000	AUD	535,382
Western Australian Treasury Corp. 7.00%, 10/15/19, Series 19	327,000	AUD	249,211
5.00%, 7/23/25, Series 25, Reg S	580,000	AUD	478,626

Total Australia			2,103,068
Indonesia – 0.7%
Perusahaan Penerbit SBSN Indonesia 8.88%, 11/15/31, Series PBS	1,724,000,000	IDR	118,858
New Zealand – 2.7%
New Zealand Local Government Funding Agency Bond 5.50%, 4/15/23	250,000	NZD	187,374
4.50%, 4/15/27	390,000	NZD	284,169

Total New Zealand			471,543
TOTAL FOREIGN GOVERNMENT AGENCIES (Cost: $3,065,955)			2,693,469
FOREIGN GOVERNMENT OBLIGATIONS – 68.7%
China – 4.1%
China Government Bond 2.36%, 8/18/21, Reg S	2,000,000	CNY	283,920
3.10%, 6/29/22	2,000,000	CNY	288,727
3.48%, 6/29/27, Reg S	1,000,000	CNY	142,344

Total China			714,991
Hong Kong – 6.4%
Hong Kong Government Bond 1.51%, 2/24/27	650,000	HKD	78,937
Hong Kong Government Bond Programme 1.06%, 2/5/20	3,050,000	HKD	384,316
2.46%, 8/4/21	2,850,000	HKD	367,318
1.10%, 1/17/23	2,300,000	HKD	280,558

Total Hong Kong			1,111,129
India – 13.8%
India Government Bond 8.27%, 6/9/20	26,000,000	INR	370,079
7.80%, 4/11/21	70,000,000	INR	986,546
7.72%, 5/25/25	74,000,000	INR	1,024,348

Total India			2,380,973
Indonesia – 8.9%
Indonesia Treasury Bond 7.88%, 4/15/19, Series FR69	810,000,000	IDR	55,127
12.80%, 6/15/21, Series FR34	1,228,000,000	IDR	94,336
7.00%, 5/15/22, Series FR61	6,034,000,000	IDR	403,600
8.38%, 9/15/26, Series FR56	7,099,000,000	IDR	486,511

Investments	Principal Amount†		Value

9.00%, 3/15/29, Series FR71	6,979,000,000	IDR	$501,224

Total Indonesia			1,540,798
Malaysia – 6.3%
Malaysia Government Bond 4.38%, 11/29/19, Series 0902	346,000	MYR	85,187
4.16%, 7/15/21, Series 0111	690,000	MYR	170,586
3.88%, 3/10/22, Series 0117	910,000	MYR	223,359
3.48%, 3/15/23, Series 0313	782,000	MYR	188,030
3.96%, 9/15/25, Series 0115	635,000	MYR	153,654
Malaysia Government Investment Issue 4.26%, 7/26/27, Series 0117	1,075,000	MYR	264,049

Total Malaysia			1,084,865
New Zealand – 3.3%
New Zealand Government Bond
5.00%, 3/15/19, Series 319, Reg S	194,000	NZD	130,981
6.00%, 5/15/21, Series 521, Reg S	594,000	NZD	438,796

Total New Zealand			569,777
Philippines – 4.4%
Philippine Government Bond
3.50%, 3/20/21, Series 7-57	3,440,000	PHP	61,934
4.63%, 12/4/22, Series R511	15,015,000	PHP	271,352
3.63%, 9/9/25, Series 1060	16,166,000	PHP	258,891
Philippine Government International Bond 3.90%, 11/26/22	10,000,000	PHP	179,079

Total Philippines			771,256
Singapore – 4.6%
Singapore Government Bond 2.25%, 6/1/21	100,000	SGD	73,654
2.75%, 7/1/23	290,000	SGD	218,173
3.00%, 9/1/24	329,000	SGD	251,183
2.88%, 7/1/29	323,000	SGD	245,660

Total Singapore			788,670
South Korea – 4.5%
Korea Treasury Bond 3.75%, 6/10/22, Series 2206	100,020,000	KRW	95,406
3.50%, 3/10/24, Series 2403	437,090,000	KRW	419,861
2.25%, 6/10/25, Series 2506	295,610,000	KRW	266,062

Total South Korea			781,329
Thailand – 12.4%
Thailand Government Bond 1.88%, 6/17/22	16,800,000	THB	507,768
3.63%, 6/16/23	10,363,000	THB	335,789
3.85%, 12/12/25	14,622,000	THB	486,433
4.88%, 6/22/29	12,362,000	THB	450,247
3.40%, 6/17/36	11,500,000	THB	359,889

Total Thailand		2,140,126
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost: $13,141,238)			11,883,914

See Notes to Financial Statements.

WisdomTree Trust	35

Schedule of Investments (continued)

WisdomTree Asia Local Debt Fund (ALD)

August 31, 2018

Investments	Principal Amount†		Value

SUPRANATIONAL BONDS – 4.1%
Asian Development Bank 2.85%, 10/21/20	2,500,000	CNY	$359,914
European Investment Bank 7.20%, 7/9/19, Reg S	5,190,000,000	IDR	347,781

TOTAL SUPRANATIONAL BONDS (Cost: $827,775)			707,695
Investments	Principal Amount†		Value

REPURCHASE AGREEMENT – 8.7%
United States – 8.7%

Citigroup, Inc., tri-party repurchase agreement dated 8/31/18 (tri-party custodian: The Bank of New York Mellon Corp.), 1.97% due 9/4/18; Proceeds at maturity – $1,500,328 (fully collateralized by U.S. Treasury Note, 2.00% – 2.25% due 3/31/20 – 8/15/27 and U.S. Treasury Bond Coupon STRIPS, 0.00% due 11/15/27; Market value – $1,530,000)

(Cost: $1,500,000)	1,500,000		1,500,000
TOTAL INVESTMENTS IN SECURITIES – 97.0% (Cost: $18,534,968)			16,785,078
Other Assets less Liabilities – 3.0%			512,681

NET ASSETS – 100.0%			$17,297,759
†	Principal amount is reported in U.S. dollars unless otherwise noted.

Reg S – Regulation S provides an exclusion from the registration requirements of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

STRIPS – Separate Trading of Registered Interest and Principal of Securities.

FINANCIAL DERIVATIVE INSTRUMENTS
FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)
Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation

Bank of America N.A.	9/19/2018	71,085,000	KRW	66,233	USD	$—	$(2,359)
Bank of America N.A.	9/19/2018	3,584,700	PHP	66,891	USD	—	(13)
Bank of America N.A.	9/19/2018	90,300	SGD	67,804	USD	—	(1,778)
Bank of America N.A.	9/19/2018	7,075,249	TWD	239,069	USD	—	(8,615)
Bank of America N.A.	9/19/2018	71,315	USD	4,877,250	INR	2,756	—
Citibank N.A.	9/19/2018	71,085,000	KRW	66,231	USD	—	(2,356)
Citibank N.A.	9/19/2018	3,584,700	PHP	67,020	USD	—	(141)
Citibank N.A.	9/19/2018	90,300	SGD	67,799	USD	—	(1,773)
Citibank N.A.	9/19/2018	7,075,249	TWD	239,274	USD	—	(8,820)
Citibank N.A.	9/19/2018	71,339	USD	4,877,250	INR	2,779	—
JP Morgan Chase Bank N.A.	9/19/2018	54,160,000	KRW	50,436	USD	—	(1,769)
JP Morgan Chase Bank N.A.	9/19/2018	2,731,200	PHP	50,918	USD	37	—
JP Morgan Chase Bank N.A.	9/19/2018	68,800	SGD	51,660	USD	—	(1,355)
JP Morgan Chase Bank N.A.	9/19/2018	5,390,666	TWD	182,092	USD	—	(6,508)
JP Morgan Chase Bank N.A.	9/19/2018	54,347	USD	3,716,000	INR	2,111	—
Morgan Stanley & Co. International	9/19/2018	71,085,000	KRW	66,179	USD	—	(2,305)
Morgan Stanley & Co. International	9/19/2018	3,584,700	PHP	66,934	USD	—	(55)
Morgan Stanley & Co. International	9/19/2018	90,300	SGD	67,801	USD	—	(1,776)
Morgan Stanley & Co. International	9/19/2018	7,075,249	TWD	238,908	USD	—	(8,453)
Morgan Stanley & Co. International	9/19/2018	71,414	USD	4,877,250	INR	2,855	—
UBS AG	9/19/2018	71,085,000	KRW	66,217	USD	—	(2,342)
UBS AG	9/19/2018	3,584,700	PHP	66,896	USD	—	(17)
UBS AG	9/19/2018	90,300	SGD	67,803	USD	—	(1,777)
UBS AG	9/19/2018	7,075,249	TWD	239,022	USD	—	(8,567)
UBS AG	9/19/2018	71,330	USD	4,877,250	INR	2,770	—
						$13,308	$(60,779)

See Notes to Financial Statements.

36	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree Asia Local Debt Fund (ALD)

August 31, 2018

CURRENCY LEGEND
AUD	Australian dollar
CNY	Chinese yuan
HKD	Hong Kong dollar
IDR	Indonesian rupiah
INR	Indian rupee
KRW	South Korean won
MYR	Malaysian ringgit
NZD	New Zealand dollar
PHP	Philippine peso
SGD	Singapore dollar
THB	Thai baht
TWD	New Taiwan dollar
USD	U.S. dollar

See Notes to Financial Statements.

WisdomTree Trust	37

Schedule of Investments

WisdomTree Emerging Markets Corporate Bond Fund (EMCB)

August 31, 2018

Investments	Principal Amount	Value

U.S. GOVERNMENT OBLIGATIONS – 4.9%
U.S. Treasury Bond – 4.9%
U.S. Treasury Bond 3.50%, 2/15/39
(Cost: $1,976,289)	$1,842,300	$1,997,609
FOREIGN CORPORATE BONDS – 90.9%
Argentina – 1.7%
Banco Macro S.A. 6.75%, 11/4/26, Reg S, (6.75% fixed rate until 11/4/21; 5-year U.S. dollar Swap Rate + 5.463% thereafter)(a)	500,000	405,000
YPF S.A. 8.75%, 4/4/24(b)	305,000	282,887

Total Argentina		687,887
Brazil – 9.7%
Banco do Brasil S.A. 4.88%, 4/19/23(b)(c)	275,000	262,281
4.63%, 1/15/25(b)	350,000	319,410
Banco Safra S.A. 4.13%, 2/8/23(b)	450,000	428,063
Braskem Finance Ltd. 6.45%, 2/3/24	300,000	313,725
Fibria Overseas Finance Ltd. 4.00%, 1/14/25	500,000	460,150
Klabin Finance S.A. 4.88%, 9/19/27(b)	300,000	271,500
Minerva Luxembourg S.A. 5.88%, 1/19/28(b)	400,000	339,500
Petrobras Global Finance B.V. 5.75%, 2/1/29	800,000	699,280
Rede D’or Finance SARL 4.95%, 1/17/28(b)(c)	475,000	417,406
St Marys Cement, Inc. 5.75%, 1/28/27, Reg S	500,000	484,375

Total Brazil		3,995,690
Chile – 7.6%
Celulosa Arauco y Constitucion S.A. 3.88%, 11/2/27	325,000	307,937
5.50%, 11/2/47	325,000	321,344
Cencosud S.A. 4.88%, 1/20/23, Reg S	551,000	553,386
Colbun S.A. 3.95%, 10/11/27(b)	325,000	307,938
Empresa Nacional del Petroleo 4.50%, 9/14/47(b)	250,000	225,625
Inversiones CMPC S.A. 4.75%, 9/15/24, Reg S	500,000	506,875
SACI Falabella 3.75%, 10/30/27(b)	500,000	465,000
Telefonica Chile S.A. 3.88%, 10/12/22, Reg S	450,000	448,875

Total Chile		3,136,980
China – 6.9%
Bank of China Ltd. 5.00%, 11/13/24, Reg S	600,000	618,659
Investments	Principal Amount	Value

China Construction Bank Corp. 3.88%, 5/13/25, Reg S, (3.875% fixed rate until 5/13/20; 5-year Constant Maturity Treasury Rate + 2.425% thereafter)(a)	600,000	595,483
China Evergrande Group 8.75%, 6/28/25, Reg S	200,000	179,500
China Overseas Finance Cayman VI Ltd. 4.25%, 5/8/19, Reg S	350,000	351,969
CNAC HK Finbridge Co., Ltd. 5.13%, 3/14/28, Reg S	200,000	202,101
CNOOC Finance 2013 Ltd. 3.00%, 5/9/23	500,000	483,947
Tencent Holdings Ltd. 3.60%, 1/19/28(b)	450,000	428,555

Total China		2,860,214
Colombia – 3.6%
Banco Bilbao Vizcaya Argentaria Colombia S.A. 4.88%, 4/21/25(b)	540,000	541,350
4.88%, 4/21/25, Reg S	200,000	200,500
Banco de Bogota S.A. 4.38%, 8/3/27, Reg S	400,000	385,000
Ecopetrol S.A. 5.38%, 6/26/26	210,000	217,350
5.88%, 5/28/45	149,000	148,091

Total Colombia		1,492,291
Ghana – 0.5%
Tullow Oil PLC 6.25%, 4/15/22, Reg S	200,000	197,750
Hong Kong – 1.2%
CNAC HK Finbridge Co., Ltd. 4.88%, 3/14/25, Reg S	500,000	506,469
India – 4.8%
Bharti Airtel Ltd. 4.38%, 6/10/25, Reg S	625,000	590,011
ICICI Bank Ltd. 3.25%, 9/9/22, Series EMTN, Reg S	200,000	193,102
Reliance Industries Ltd. 3.67%, 11/30/27(b)	617,000	575,485
Vedanta Resources PLC 6.38%, 7/30/22, Reg S	500,000	480,751
7.13%, 5/31/23, Reg S	150,000	145,076

Total India		1,984,425
Indonesia – 2.6%
Pertamina Persero PT 4.30%, 5/20/23, Reg S	500,000	500,312
Perusahaan Listrik Negara PT 4.13%, 5/15/27(b)	380,000	360,050
4.13%, 5/15/27, Reg S	220,000	208,450

Total Indonesia		1,068,812
Israel – 4.2%
Israel Electric Corp. Ltd. 6.88%, 6/21/23, Reg S	500,000	551,562
4.25%, 8/14/28, Reg S(b)	600,000	580,500

See Notes to Financial Statements.

38	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Emerging Markets Corporate Bond Fund (EMCB)

August 31, 2018

Investments	Principal Amount	Value

Teva Pharmaceutical Finance Netherlands III B.V. 2.80%, 7/21/23	$250,000	$222,163
3.15%, 10/1/26	450,000	377,343

Total Israel		1,731,568
Jamaica – 1.5%
Digicel Ltd. 6.00%, 4/15/21, Reg S	450,000	422,600
6.75%, 3/1/23, Reg S	250,000	211,875

Total Jamaica		634,475
Kazakhstan – 1.9%
KazMunayGas National Co. JSC 4.75%, 4/24/25(b)	200,000	202,300
4.75%, 4/19/27, Reg S	600,000	600,750

Total Kazakhstan		803,050
Kuwait – 0.7%
Equate Petrochemical B.V. 3.00%, 3/3/22, Reg S	280,000	271,950
Luxembourg – 1.9%
Altice Financing S.A. 7.50%, 5/15/26, Reg S	250,000	239,063
Millicom International Cellular S.A. 6.00%, 3/15/25, Reg S	330,000	334,537
5.13%, 1/15/28(b)	216,000	200,583

Total Luxembourg		774,183
Malaysia – 1.0%
Petronas Capital Ltd. 3.50%, 3/18/25, Reg S	400,000	393,678
Mexico – 5.5%
Banco Mercantil del Norte S.A. 7.63%, 1/10/28, (7.625% fixed rate until 1/6/28; 10-year Constant Maturity Treasury Rate + 5.353% thereafter)(a)(b)(d)	200,000	203,900
BBVA Bancomer S.A. 6.75%, 9/30/22, Reg S	250,000	268,875
Cemex S.A.B. de C.V. 7.75%, 4/16/26, Reg S	600,000	657,750
Grupo Bimbo S.A.B. de C.V. 5.95%, 4/17/23, (5.95% fixed rate until 7/17/23; 5-year Constant Maturity Treasury Rate + 3.28% until 7/17/28; 5-year Constant Maturity Treasury Rate + 3.53% until 7/17/43; 5-year Constant Maturity Treasury Rate + 4.28% thereafter)(a)(b)(d)	250,000	251,464
Mexichem S.A.B. de C.V. 4.00%, 10/4/27(b)	320,000	298,464
Mexico City Airport Trust 4.25%, 10/31/26, Reg S	400,000	379,500
Petroleos Mexicanos 6.50%, 3/13/27	200,000	202,230

Total Mexico		2,262,183
Morocco – 2.5%
OCP S.A. 5.63%, 4/25/24, Reg S	1,000,000	1,032,500
Investments	Principal Amount	Value

Netherlands – 0.7%
Sigma Finance Netherlands B.V. 4.88%, 3/27/28(b)	300,000	295,125
Panama – 1.2%
Multibank, Inc. 4.38%, 11/9/22(b)	500,000	494,375
Peru – 4.2%
Banco de Credito del Peru 6.13%, 4/24/27, Reg S, (6.125% fixed rate until 4/24/22; 3-month U.S. dollar London Interbank Offered Rate + 7.043% thereafter)(a)(c)	600,000	638,475
Inretail Pharma S.A. 5.38%, 5/2/23(b)	300,000	306,187
5.38%, 5/2/23, Reg S	100,000	102,063
Kallpa Generacion S.A. 4.13%, 8/16/27, Reg S(c)	250,000	234,062
Southern Copper Corp. 5.25%, 11/8/42	460,000	465,750

Total Peru		1,746,537
Philippines – 1.2%
Power Sector Assets & Liabilities Management Corp. 7.39%, 12/2/24, Reg S	400,000	477,644
Russia – 9.0%
Evraz Group S.A. 8.25%, 1/28/21, Reg S	500,000	530,000
Gazprom Neft OAO via GPN Capital S.A. 6.00%, 11/27/23, Reg S	600,000	621,000
Gazprom OAO via Gaz Capital S.A. 6.00%, 1/23/21, Reg S	570,000	586,387
6.51%, 3/7/22, Reg S	450,000	471,938
Novolipetsk Steel via Steel Funding DAC 4.00%, 9/21/24, Reg S	250,000	231,875
Sberbank of Russia via SB Capital S.A. 5.50%, 2/26/24, Reg S, (5.50% fixed rate until 2/26/19; 5-year Constant Maturity Treasury Rate + 4.023% thereafter)(a)	500,000	497,500
VEON Holdings B.V. 7.50%, 3/1/22, Reg S	200,000	213,500
5.95%, 2/13/23, Reg S	200,000	200,500
VTB Bank OJSC via VTB Capital S.A. 6.95%, 10/17/22, Reg S	353,000	345,038

Total Russia		3,697,738
Singapore – 1.3%
Oversea-Chinese Banking Corp., Ltd. 4.25%, 6/19/24, Reg S	525,000	526,069
South Africa – 1.1%
AngloGold Ashanti Holdings PLC 6.50%, 4/15/40	102,000	102,638
Growthpoint Properties International Pty Ltd. 5.87%, 5/2/23(b)	350,000	360,062

Total South Africa		462,700

See Notes to Financial Statements.

WisdomTree Trust	39

Schedule of Investments (concluded)

WisdomTree Emerging Markets Corporate Bond Fund (EMCB)

August 31, 2018

Investments	Principal Amount	Value

South Korea – 2.5%
Woori Bank 4.75%, 4/30/24, Reg S	$1,000,000	$1,010,611
Thailand – 1.4%
PTTEP Treasury Center Co., Ltd. 4.60%, 7/17/22, Reg S, (4.60% fixed rate until 7/17/22; 5-year Constant Maturity Treasury Rate + 2.724% until 7/17/27; 6-month U.S. dollar London Interbank Offered Rate + 2.90% until 7/17/42; 6-month U.S. dollar London Interbank Offered Rate + 3.65% thereafter)(a)(d)	600,000	579,462
Turkey – 5.2%
TC Ziraat Bankasi A/S 4.75%, 4/29/21, Reg S	300,000	244,500
Tupras Turkiye Petrol Rafinerileri A/S 4.50%, 10/18/24(b)	500,000	396,875
Turkiye Garanti Bankasi A/S 5.25%, 9/13/22, Reg S	500,000	415,000
5.88%, 3/16/23, Reg S	350,000	292,250
Turkiye Is Bankasi A/S 5.38%, 10/6/21, Reg S	250,000	185,000
5.50%, 4/21/22, Reg S	500,000	362,500
Turkiye Vakiflar Bankasi TAO 5.75%, 1/30/23(b)	346,000	250,850

Total Turkey		2,146,975
United Arab Emirates – 4.8%
Abu Dhabi National Energy Co. PJSC 4.38%, 6/22/26, Reg S	1,000,000	993,125
DP World Crescent Ltd. 3.91%, 5/31/23, Reg S	200,000	200,500
DP World Ltd. 6.85%, 7/2/37, Reg S	100,000	117,684
First Abu Dhabi Bank PJSC 5.25%, 6/17/20, Reg S, (5.25% fixed rate until 6/17/20; 5-year U.S. dollar Swap Rate + 3.350% thereafter)(a)(d)	200,000	199,000
MAF Global Securities Ltd. 4.75%, 5/7/24, Reg S	200,000	202,250
Oztel Holdings SPC Ltd. 5.63%, 10/24/23, Reg S	250,000	250,000

Total United Arab Emirates		1,962,559
Zambia – 0.5%
First Quantum Minerals Ltd. 6.88%, 3/1/26(b)(c)	200,000	187,500
TOTAL FOREIGN CORPORATE BONDS (Cost: $39,050,360)		37,421,400
FOREIGN GOVERNMENT AGENCIES – 0.6%
Indonesia – 0.6%
Lembaga Pembiayaan Ekspor Indonesia 3.88%, 4/6/24, Series EMTN, Reg S
(Cost: $251,414)	250,000	243,750
Investments	Principal Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS – 1.9%
Nigeria – 0.4%
Nigeria Government International Bond 6.50%, 11/28/27, Reg S	200,000	186,000
Saudi Arabia – 1.5%
Saudi Government International Bond 4.00%, 4/17/25(b)	600,000	601,800
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost: $794,438)		787,800

	Shares
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 2.5%
United States – 2.5%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.92%(e)
(Cost: $1,030,950)(f)	1,030,950	1,030,950
TOTAL INVESTMENTS IN SECURITIES – 100.8% (Cost: $43,103,451)		41,481,509
Other Assets less Liabilities – (0.8)%		(331,086)

NET ASSETS – 100.0%		$41,150,423
(a)	Rate shown reflects the accrual rate as of August 31, 2018 on securities with variable or step rates.

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)	Security, or portion thereof, was on loan at August 31, 2018 (See Note 2).

(d)	The security has a perpetual maturity; the date displayed is the next call date.

(e)	Rate shown represents annualized 7-day yield as of August 31, 2018.

(f)

At August 31, 2018, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $999,965 and the total market value of the collateral held by the Fund was $1,030,950.

Reg S – Regulation S provides an exclusion from the registration requirements of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

FINANCIAL DERIVATIVE INSTRUMENTS
FUTURES CONTRACTS† (EXCHANGE-TRADED)
Short Exposure	Contracts	Expiration Date	Notional Amount[1]	Unrealized Appreciation/ (Depreciation)
10 Year U.S. Treasury Note	19	12/19/18	$(2,285,047)	$2,527
U.S. Treasury Long Bond	17	12/19/18	(2,451,719)	10,625
Ultra 10 Year U.S. Treasury Note	20	12/19/18	(2,560,937)	5,312
			$(7,297,703)	$18,464
Long Exposure
2 Year U.S. Treasury Note	18	12/31/18	$3,804,469	$—
5 Year U.S. Treasury Note	12	12/31/18	1,360,781	(750)
U.S. Treasury Ultra Long Term Bond	1	12/19/18	159,312	(995)
			$5,324,562	$(1,745)
Total – Net			$(1,973,141)	$16,719
†	As of August 31, 2018, cash collateral posted by the Fund with the broker for futures contracts was $71,475.

[1]	“Notional Amount” represents the current notional value of the futures contract.

See Notes to Financial Statements.

40	WisdomTree Trust

Schedule of Investments

WisdomTree Emerging Markets Local Debt Fund (ELD)

August 31, 2018

Investments	Principal Amount†		Value

FOREIGN GOVERNMENT AGENCIES – 0.5%
South Africa – 0.1%
Landwirtschaftliche Rentenbank 8.25%, 5/23/22, Reg S	3,550,000	ZAR	$241,282
Turkey – 0.4%
Kreditanstalt fuer Wiederaufbau 9.25%, 5/22/20, Reg S	5,100,000	TRY	608,319
TOTAL FOREIGN GOVERNMENT AGENCIES (Cost: $1,996,381)			849,601
FOREIGN GOVERNMENT OBLIGATIONS – 87.8%
Argentina – 1.4%
Argentine Bonos del Tesoro 18.20%, 10/3/21	47,210,000	ARS	917,124
16.00%, 10/17/23	32,928,000	ARS	670,301
15.50%, 10/17/26	45,140,000	ARS	893,919

Total Argentina			2,481,344
Brazil – 10.0%
Brazil Letras do Tesouro Nacional 8.17%, 7/1/20, Series LTN(a)	1,660,000	BRL	343,175
8.94%, 1/1/22, Series LTN(a)	21,265,000	BRL	3,685,109
Brazil Notas do Tesouro Nacional 10.00%, 1/1/21, Series F	28,293,000	BRL	6,882,659
10.00%, 1/1/23, Series F	10,130,000	BRL	2,345,751
10.00%, 1/1/25, Series F	8,539,000	BRL	1,896,502
10.00%, 1/1/27, Series F	8,105,000	BRL	1,741,291
Brazilian Government International Bond 12.50%, 1/5/22	929,000	BRL	251,410

Total Brazil			17,145,897
Chile – 3.2%
Bonos de la Tesoreria de la Republica en pesos 4.50%, 3/1/21	1,060,000,000	CLP	1,592,992
4.50%, 3/1/26	1,435,000,000	CLP	2,127,556
5.00%, 3/1/35	1,200,000,000	CLP	1,777,105

Total Chile			5,497,653
China – 3.3%
China Government Bond 3.09%, 11/22/18	1,000,000	CNH	146,318
3.09%, 6/29/20, Reg S	6,000,000	CNY	873,540
2.48%, 12/1/20	7,500,000	CNY	1,075,486
3.25%, 7/4/21	7,000,000	CNH	1,019,319
2.36%, 8/18/21, Reg S	2,500,000	CNY	354,900
3.10%, 6/29/22	6,500,000	CNY	938,362
3.16%, 6/27/23	9,000,000	CNY	1,291,801

Total China			5,699,726
Colombia – 6.2%
Colombia Government International Bond 7.75%, 4/14/21	2,209,000,000	COP	758,785
Colombian TES 11.00%, 7/24/20, Series B	2,252,900,000	COP	816,960
7.00%, 5/4/22, Series B	4,502,800,000	COP	1,539,408
10.00%, 7/24/24, Series B	7,824,800,000	COP	3,028,984
Investments	Principal Amount†		Value

6.00%, 4/28/28, Series B	10,093,200,000	COP	3,116,088
7.75%, 9/18/30, Series B	2,790,700,000	COP	970,305
7.00%, 6/30/32, Series B	1,626,500,000	COP	526,344

Total Colombia			10,756,874
Hungary – 3.2%
Hungary Government Bond
7.50%, 11/12/20, Series 20/A	230,520,000	HUF	933,576
7.00%, 6/24/22, Series 22/A	226,560,000	HUF	957,652
1.75%, 10/26/22, Series 22/B	350,000,000	HUF	1,237,099
3.00%, 6/26/24, Series 24/B	328,060,000	HUF	1,194,796
3.00%, 10/27/27, Series 27/A	353,870,000	HUF	1,224,679

Total Hungary			5,547,802
India – 6.8%
India Government Bond 8.27%, 6/9/20	103,000,000	INR	1,466,081
7.80%, 4/11/21	100,000,000	INR	1,409,351
7.68%, 12/15/23	200,000,000	INR	2,776,687
8.40%, 7/28/24	134,000,000	INR	1,919,137
7.59%, 3/20/29	100,000,000	INR	1,347,526
7.88%, 3/19/30	100,000,000	INR	1,380,660
9.20%, 9/30/30	90,920,000	INR	1,379,181

Total India			11,678,623
Indonesia – 8.8%
Indonesia Treasury Bond 8.25%, 7/15/21, Series FR53	17,813,000,000	IDR	1,233,304
7.00%, 5/15/22, Series FR61	10,109,000,000	IDR	676,167
8.38%, 3/15/24, Series FR70	31,124,000,000	IDR	2,139,379
8.38%, 9/15/26, Series FR56	47,091,000,000	IDR	3,227,259
9.00%, 3/15/29, Series FR71	19,390,000,000	IDR	1,392,569
8.75%, 5/15/31, Series FR73	30,207,000,000	IDR	2,109,039
8.25%, 6/15/32, Series FR58	44,053,000,000	IDR	2,950,812
8.25%, 5/15/36, Series FR72	13,440,000,000	IDR	889,841
8.75%, 2/15/44, Series FR67	6,890,000,000	IDR	479,447

Total Indonesia			15,097,817
Malaysia – 3.3%
Malaysia Government Bond
4.38%, 11/29/19, Series 0902	2,157,000	MYR	531,067
4.16%, 7/15/21, Series 0111	2,088,000	MYR	516,207
3.42%, 8/15/22, Series 0112	4,343,000	MYR	1,046,048
4.18%, 7/15/24, Series 0114	2,425,000	MYR	597,750
4.39%, 4/15/26, Series 0311	3,144,000	MYR	778,345
3.90%, 11/16/27, Series 0417	4,000,000	MYR	955,151
4.50%, 4/15/30, Series 0310	2,333,000	MYR	570,206
4.25%, 5/31/35, Series 0415	1,100,000	MYR	254,228
4.76%, 4/7/37, Series 0317	1,515,000	MYR	370,353

Total Malaysia			5,619,355
Mexico – 4.6%
Mexican Bonos 5.00%, 12/11/19, Series M	6,534,000	MXN	329,835
8.00%, 6/11/20, Series M	24,305,000	MXN	1,274,187
6.50%, 6/10/21, Series M	12,355,000	MXN	624,305
6.50%, 6/9/22, Series M	13,487,000	MXN	674,459
10.00%, 12/5/24, Series M 20	28,983,000	MXN	1,676,984
7.75%, 5/29/31, Series M	10,133,000	MXN	521,078
7.75%, 11/23/34, Series M	13,209,000	MXN	675,970

See Notes to Financial Statements.

WisdomTree Trust	41

Schedule of Investments (continued)

WisdomTree Emerging Markets Local Debt Fund (ELD)

August 31, 2018

Investments	Principal Amount†		Value
10.00%, 11/20/36, Series M 30	10,452,000	MXN	$652,178

8.50%, 11/18/38, Series M 30	4,854,000	MXN	266,595
7.75%, 11/13/42, Series M	14,142,000	MXN	719,167
8.00%, 11/7/47, Series M	10,000,000	MXN	522,190

Total Mexico			7,936,948
Peru – 3.3%
Peru Government Bond 6.15%, 8/12/32, Reg S(b)	1,000	PEN	314
Peruvian Government International Bond 7.84%, 8/12/20, Reg S	1,661,000	PEN	551,824
5.70%, 8/12/24, Reg S	2,225,000	PEN	707,288
8.20%, 8/12/26, Reg S	4,788,000	PEN	1,737,160
6.95%, 8/12/31, Reg S	4,726,000	PEN	1,587,041
6.90%, 8/12/37, Reg S	3,610,000	PEN	1,185,049

Total Peru			5,768,676
Philippines – 3.4%
Philippine Government International Bond 4.95%, 1/15/21	96,000,000	PHP	1,807,317
3.90%, 11/26/22	116,000,000	PHP	2,077,317
6.25%, 1/14/36	102,000,000	PHP	1,926,760

Total Philippines			5,811,394
Poland – 6.7%
Republic of Poland Government Bond 3.25%, 7/25/19, Series 0719	1,500,000	PLN	414,813
1.50%, 4/25/20, Series 0420	5,000,000	PLN	1,358,231
1.75%, 7/25/21, Series 0721	855,000	PLN	231,960
5.75%, 10/25/21, Series 1021	2,360,000	PLN	717,436
2.25%, 4/25/22, Series 0422	4,979,000	PLN	1,359,317
5.75%, 9/23/22, Series 0922	2,928,000	PLN	902,422
2.50%, 1/25/23, Series 0123	5,000,000	PLN	1,366,816
4.00%, 10/25/23, Series 1023	7,301,000	PLN	2,124,272
2.50%, 7/25/26, Series 0726	3,905,000	PLN	1,019,791
2.50%, 7/25/27, Series 0727	8,135,000	PLN	2,099,922

Total Poland			11,594,980
Romania – 3.4%
Romania Government Bond 2.50%, 4/29/19, Series 3Y	1,210,000	RON	302,436
2.25%, 2/26/20, Series 4Y	835,000	RON	205,627
5.75%, 4/29/20, Series 7Y	3,430,000	RON	889,817
3.25%, 3/22/21, Series 5Y	2,930,000	RON	723,416
5.95%, 6/11/21, Series 10Y	4,020,000	RON	1,058,246
5.85%, 4/26/23, Series 10Y	2,970,000	RON	796,831
3.25%, 4/29/24, Series 7Y	2,300,000	RON	543,906
4.75%, 2/24/25, Series 10Y	2,495,000	RON	636,913
5.80%, 7/26/27, Series 15Y	2,500,000	RON	673,631

Total Romania			5,830,823
Russia – 9.3%
Russian Federal Bond – OFZ
6.80%, 12/11/19, Series 6210	40,120,000	RUB	592,117
7.50%, 8/18/21, Series 6217	223,445,000	RUB	3,281,937
7.00%, 1/25/23, Series 6211	204,054,000	RUB	2,897,769
7.00%, 8/16/23, Series 6215	239,105,000	RUB	3,370,572
7.75%, 9/16/26, Series 6219	128,000,000	RUB	1,817,233

Investments	Principal Amount†		Value

7.05%, 1/19/28, Series 6212	119,885,000	RUB	$1,611,816
8.50%, 9/17/31, Series 6218	99,595,000	RUB	1,477,207
7.70%, 3/23/33, Series 6221	65,975,000	RUB	911,207

Total Russia			15,959,858
South Africa – 4.2%
Republic of South Africa Government Bond
10.50%, 12/21/26, Series R186	11,732,000	ZAR	869,135
7.00%, 2/28/31, Series R213	9,327,000	ZAR	524,400
6.25%, 3/31/36, Series R209	28,101,600	ZAR	1,374,588
9.00%, 1/31/40, Series 2040	33,000,000	ZAR	2,093,208
8.75%, 1/31/44, Series 2044	5,000,000	ZAR	307,065
8.75%, 2/28/48, Series 2048	33,120,000	ZAR	2,029,303

Total South Africa			7,197,699
Thailand – 5.0%
Thailand Government Bond 1.88%, 6/17/22	13,870,000	THB	419,211
3.63%, 6/16/23	36,784,000	THB	1,191,899
3.85%, 12/12/25	57,480,000	THB	1,912,198
2.13%, 12/17/26	33,000,000	THB	971,996
4.88%, 6/22/29	28,602,000	THB	1,041,738
3.65%, 6/20/31	36,000,000	THB	1,179,375
3.40%, 6/17/36	58,800,000	THB	1,840,129

Total Thailand			8,556,546
Turkey – 1.7%
Turkey Government Bond 8.50%, 7/10/19	3,066,000	TRY	415,760
9.50%, 1/12/22	9,114,000	TRY	890,446
8.50%, 9/14/22	8,439,000	TRY	722,551
8.00%, 3/12/25	5,067,000	TRY	393,592
11.00%, 2/24/27	5,955,000	TRY	517,064

Total Turkey			2,939,413
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost: $198,166,760)			151,121,428
SUPRANATIONAL BONDS – 4.9%
European Bank for Reconstruction & Development 6.45%, 12/13/22, Reg S	37,910,000,000	IDR	2,433,783
European Investment Bank 7.63%, 1/12/22	40,000,000	MXN	2,053,356
8.38%, 7/29/22, Reg S	7,235,000	ZAR	493,784
8.13%, 12/21/26	24,740,000	ZAR	1,646,953
International Finance Corp. 7.50%, 1/18/28	37,000,000	MXN	1,829,149

TOTAL SUPRANATIONAL BONDS (Cost: $9,359,511)			8,457,025

See Notes to Financial Statements.

42	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Emerging Markets Local Debt Fund (ELD)

August 31, 2018

Investments	Principal Amount†	Value

REPURCHASE AGREEMENT – 4.9%
United States – 4.9%

Citigroup, Inc., tri-party repurchase agreement dated 8/31/18 (tri-party custodian: The Bank of New York Mellon Corp.), 1.97% due 9/4/18; Proceeds at maturity – $8,341,826 (fully collateralized by U.S. Treasury Note, 1.50% – 2.00% due 8/31/21 – 2/28/23; Market value – $8,506,881)

(Cost: $8,340,000)	8,340,000	$8,340,000
TOTAL INVESTMENTS IN SECURITIES – 98.1% (Cost: $217,862,652)		168,768,054
Other Assets less Liabilities – 1.9%		3,314,882

NET ASSETS – 100.0%		$172,082,936

†	Principal amount is reported in U.S. dollars unless otherwise noted.

(a)	Represents a zero coupon bond. Rate shown reflects the effective yield as of August 31, 2018.

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

Reg S – Regulation S provides an exclusion from the registration requirements of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

FINANCIAL DERIVATIVE INSTRUMENTS
FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)
Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Bank of America N.A.	9/19/2018	17,975,000	INR	262,141	USD	$—	$(9,467)
Bank of America N.A.	9/19/2018	45,000,000	INR	648,135	USD	—	(15,572)
Bank of America N.A.	9/19/2018	7,564,200	MXN	361,871	USD	32,841	—
Bank of America N.A.	9/19/2018	16,226,700	THB	507,973	USD	—	(12,030)
Bank of America N.A.	9/19/2018	2,373,000	TRY	501,771	USD	—	(146,665)
Bank of America N.A.	9/19/2018	310,440	USD	21,231,000	INR	11,997	—
Citibank N.A.	9/19/2018	7,564,200	MXN	361,356	USD	33,355	—
Citibank N.A.	9/19/2018	16,226,700	THB	507,630	USD	—	(11,687)
Citibank N.A.	9/19/2018	2,373,000	TRY	500,151	USD	—	(145,045)
Citibank N.A.	9/19/2018	5,500,000	TRY	1,131,208	USD	—	(308,164)
Citibank N.A.	9/19/2018	310,541	USD	21,231,000	INR	12,098	—
Goldman Sachs	9/19/2018	7,564,200	MXN	361,915	USD	32,796	—
Goldman Sachs	9/19/2018	16,226,700	THB	507,695	USD	—	(11,752)
Goldman Sachs	9/19/2018	2,373,000	TRY	499,287	USD	—	(144,181)
Goldman Sachs	9/19/2018	310,386	USD	21,231,000	INR	11,942	—
Goldman Sachs	9/19/2018	212,397	USD	14,700,000	INR	5,760	—
HSBC Holdings PLC	9/19/2018	10,000,000	THB	306,767	USD	—	(1,133)
Morgan Stanley & Co. International	9/19/2018	7,564,200	MXN	361,911	USD	32,801	—
Morgan Stanley & Co. International	9/19/2018	16,226,700	THB	507,703	USD	—	(11,760)
Morgan Stanley & Co. International	9/19/2018	2,373,000	TRY	500,931	USD	—	(145,825)
Morgan Stanley & Co. International	9/19/2018	310,872	USD	21,231,000	INR	12,429	—
Societe Generale	9/19/2018	905,698	USD	6,000,000	TRY	7,832	—
State Street Bank and Trust	9/4/2018	120,586	USD	1,775,445	ZAR	—	(595)
UBS AG	9/19/2018	5,763,200	MXN	275,709	USD	25,024	—
UBS AG	9/19/2018	12,363,200	THB	386,658	USD	—	(8,796)
UBS AG	9/19/2018	1,808,000	TRY	381,140	USD	—	(110,583)
UBS AG	9/19/2018	236,574	USD	16,176,000	INR	9,189	—
						$228,064	$(1,083,255)

See Notes to Financial Statements.

WisdomTree Trust	43

Schedule of Investments (concluded)

WisdomTree Emerging Markets Local Debt Fund (ELD)

August 31, 2018

CURRENCY LEGEND

ARS	Argentine Peso
BRL	Brazilian real
CLP	Chilean peso
CNH	Offshore Chinese renminbi
CNY	Chinese yuan
COP	Colombian peso
HUF	Hungary forint
IDR	Indonesian rupiah
INR	Indian rupee
MXN	Mexican peso
MYR	Malaysian ringgit
PEN	Peruvian Nuevo sol
PHP	Philippine peso
PLN	Polish zloty
RON	Romanian leu
RUB	Russian ruble
THB	Thai baht
TRY	Turkish New lira
USD	U.S. dollar
ZAR	South African rand

See Notes to Financial Statements.

44	WisdomTree Trust

Schedule of Investments

WisdomTree Floating Rate Treasury Fund (USFR)

August 31, 2018

Investments	Principal Amount	Value
U.S. GOVERNMENT OBLIGATIONS – 99.8%
U.S. Treasury Notes – 99.8%
U.S. Treasury Floating Rate Notes
2.14%, 10/31/19, (3-month U.S. Treasury Bill Money Market Yield + 0.048%)*	$65,603,000	$65,654,096
2.09%, 1/31/20, (3-month U.S. Treasury Bill Money Market Yield)*	72,016,000	72,015,522
2.12%, 4/30/20, (3-month U.S. Treasury Bill Money Market Yield + 0.033%)*	78,412,000	78,436,352
2.13%, 7/31/20, (3-month U.S. Treasury Bill Money Market Yield + 0.043%)*	55,451,000	55,455,121
TOTAL INVESTMENTS IN SECURITIES – 99.8% (Cost: $271,526,127)		271,561,091
Other Assets less Liabilities – 0.2%		482,905

NET ASSETS – 100.0%		$272,043,996
*	Floating rate note. Coupon shown is in effect at August 31, 2018. Date represents the ultimate maturity date.

See Notes to Financial Statements.

WisdomTree Trust	45

Schedule of Investments

WisdomTree Interest Rate Hedged High Yield Bond Fund (HYZD)

August 31, 2018

Investments	Principal Amount	Value

CORPORATE BONDS – 85.7%
United States – 85.7%
24 Hour Fitness Worldwide, Inc. 8.00%, 6/1/22(a)(b)	$272,000	$273,447
99 Cents Only Stores LLC 13.00%, 4/14/22, (11.00% Cash + 2.00% PIK)(a)	50,502	43,684
Abe Investment Holdings, Inc. 7.00%, 10/15/20(a)	150,000	142,875
Acadia Healthcare Co., Inc. 5.13%, 7/1/22	27,000	27,270
5.63%, 2/15/23	511,000	523,775
ACE Cash Express, Inc. 12.00%, 12/15/22(a)	220,000	235,833
Acosta, Inc. 7.75%, 10/1/22(a)	391,000	178,883
Actuant Corp. 5.63%, 6/15/22	321,000	328,223
ADT Corp. (The) 6.25%, 10/15/21	733,000	776,980
3.50%, 7/15/22	490,000	465,500
4.13%, 6/15/23(b)	300,000	286,125
Advanced Micro Devices, Inc. 7.50%, 8/15/22	204,000	229,500
AES Corp. 4.88%, 5/15/23	350,000	356,125
Ahern Rentals, Inc. 7.38%, 5/15/23(a)	270,000	266,976
Air Medical Group Holdings, Inc. 6.38%, 5/15/23(a)	8,000	7,240
AK Steel Corp. 7.63%, 10/1/21	365,000	374,125
7.50%, 7/15/23	210,000	220,500
Aleris International, Inc. 10.75%, 7/15/23(a)	190,000	202,825
Allegheny Technologies, Inc. 5.95%, 1/15/21	170,000	173,400
Allegiant Travel Co. 5.50%, 7/15/19(b)	150,000	152,250
Alliance One International, Inc. 8.50%, 4/15/21(a)	150,000	155,250
9.88%, 7/15/21(b)	327,000	314,329
Ally Financial, Inc. 4.75%, 9/10/18	630,000	630,063
8.00%, 12/31/18	226,000	229,966
3.50%, 1/27/19(b)	671,000	672,510
3.75%, 11/18/19	518,000	521,237
8.00%, 3/15/20	235,000	249,981
7.50%, 9/15/20	600,000	642,000
4.25%, 4/15/21	546,000	548,828
Altice US Finance I Corp. 5.38%, 7/15/23(a)	555,000	559,856
AMC Entertainment Holdings, Inc. 5.88%, 2/15/22	294,000	299,880
AMC Networks, Inc. 4.75%, 12/15/22	370,000	370,925
Investments	Principal Amount	Value

American Airlines Group, Inc. 5.50%, 10/1/19(a)	$361,000	$367,317
4.63%, 3/1/20(a)	239,000	241,330
American Axle & Manufacturing, Inc. 6.63%, 10/15/22	286,000	293,508
American Midstream Partners L.P. 9.25%, 12/15/21(a)	203,000	201,478
American Tire Distributors, Inc. 10.25%, 3/1/22(a)	515,000	182,825
Amkor Technology, Inc. 6.38%, 10/1/22	251,000	256,020
Amsted Industries, Inc. 5.00%, 3/15/22(a)	452,000	454,825
Anixter, Inc. 5.13%, 10/1/21	621,000	641,182
5.50%, 3/1/23	100,000	104,875
Antero Resources Corp. 5.38%, 11/1/21	897,000	914,940
5.13%, 12/1/22	270,000	274,050
Apex Tool Group LLC 9.00%, 2/15/23(a)	215,000	210,163
APX Group, Inc. 8.75%, 12/1/20	445,000	446,112
7.88%, 12/1/22	443,000	453,521
Archrock Partners L.P. 6.00%, 4/1/21	293,000	293,733
6.00%, 10/1/22	25,000	25,063
Arconic, Inc. 6.15%, 8/15/20	442,000	461,337
5.40%, 4/15/21	617,000	635,763
5.87%, 2/23/22	538,000	561,995
Artesyn Embedded Technologies, Inc. 9.75%, 10/15/20(a)	82,000	78,720
Ascent Resources Utica Holdings LLC 10.00%, 4/1/22(a)	829,000	920,190
Ashland LLC 4.75%, 8/15/22	620,000	627,874
AV Homes, Inc. 6.63%, 5/15/22	225,000	230,344
Avanos Medical, Inc. 6.25%, 10/15/22	300,000	308,250
Avis Budget Car Rental LLC 5.13%, 6/1/22(a)(b)	308,000	307,230
5.50%, 4/1/23(b)	411,000	410,486
B&G Foods, Inc. 4.63%, 6/1/21	412,000	410,970
Ball Corp. 4.38%, 12/15/20	566,000	575,197
5.00%, 3/15/22	365,000	378,231
Bausch Health Cos, Inc. 7.50%, 7/15/21(a)	718,000	730,748
5.63%, 12/1/21(a)	440,000	437,250
6.50%, 3/15/22(a)	616,000	639,100
5.50%, 3/1/23(a)	490,000	464,339
5.88%, 5/15/23(a)	1,595,000	1,530,801
Beazer Homes USA, Inc. 8.75%, 3/15/22	240,000	254,326

See Notes to Financial Statements.

46	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged High Yield Bond Fund (HYZD)

August 31, 2018

Investments	Principal Amount	Value

Berry Global, Inc. 5.50%, 5/15/22	$210,000	$214,200
5.13%, 7/15/23	365,000	364,544
Blackboard, Inc. 9.75%, 10/15/21(a)(b)	185,000	146,150
Blackstone CQP Holdco L.P. 6.00%, 8/18/21(a)	200,000	199,038
Blue Racer Midstream LLC 6.13%, 11/15/22(a)	524,000	537,090
BMC Software Finance, Inc. 8.13%, 7/15/21(a)	855,000	875,058
Bristow Group, Inc. 6.25%, 10/15/22(b)	195,000	138,450
8.75%, 3/1/23(a)(b)	225,000	215,438
Buckeye Partners L.P. 6.38%, 1/22/78, (6.375% fixed rate until 1/22/23; 3-month U.S. dollar London Interbank Offered Rate + 4.02% thereafter)(c)	198,000	189,069
C&S Group Enterprises LLC 5.38%, 7/15/22(a)(b)	250,000	248,125
Cable One, Inc. 5.75%, 6/15/22(a)	440,000	448,800
Cablevision Systems Corp. 8.00%, 4/15/20	245,000	258,475
5.88%, 9/15/22	320,000	326,400
California Resources Corp. 8.00%, 12/15/22(a)	1,085,000	977,856
Calpine Corp. 6.00%, 1/15/22(a)	551,000	562,709
5.38%, 1/15/23	615,000	586,556
Calumet Specialty Products Partners L.P. 6.50%, 4/15/21	581,000	575,190
Cardtronics, Inc. 5.13%, 8/1/22	131,000	129,232
Carpenter Technology Corp. 5.20%, 7/15/21(b)	250,000	256,005
Carrizo Oil & Gas, Inc. 6.25%, 4/15/23(b)	359,000	368,872
CCO Holdings LLC 5.25%, 3/15/21	200,000	201,625
5.25%, 9/30/22	670,000	675,862
5.13%, 2/15/23	878,000	881,292
5.13%, 5/1/23(a)	495,000	496,237
CEC Entertainment, Inc. 8.00%, 2/15/22(b)	172,000	163,400
Centene Corp. 5.63%, 2/15/21	453,000	463,192
4.75%, 5/15/22	916,000	936,610
Century Aluminum Co. 7.50%, 6/1/21(a)	260,000	262,600
Century Communities, Inc. 6.88%, 5/15/22	342,000	351,850
CenturyLink, Inc. 6.15%, 9/15/19, Series Q(b)	90,000	92,250
5.63%, 4/1/20, Series V	889,000	911,225
6.45%, 6/15/21, Series S	127,000	132,715
5.80%, 3/15/22, Series T	1,032,000	1,060,070

Investments	Principal Amount	Value

Cequel Communications Holdings I LLC 5.13%, 12/15/21(a)	$664,000	$667,176
CF Industries, Inc. 7.13%, 5/1/20	448,000	474,880
3.45%, 6/1/23	370,000	356,587
CGG Holding US, Inc. 9.00%, 5/1/23(a)	200,000	209,250
Chaparral Energy, Inc. 8.75%, 7/15/23(a)	145,000	144,638
Chemours Co. (The) 6.63%, 5/15/23	500,000	524,375
Chesapeake Energy Corp. 6.63%, 8/15/20	244,000	254,370
6.13%, 2/15/21	269,000	275,725
5.38%, 6/15/21	60,000	60,075
4.88%, 4/15/22	400,000	388,000
8.00%, 12/15/22(a)	550,000	578,875
5.75%, 3/15/23	100,000	97,500
Choice Hotels International, Inc. 5.75%, 7/1/22	356,000	376,470
Cinemark USA, Inc. 4.88%, 6/1/23	600,000	595,500
CIT Group, Inc. 3.88%, 2/19/19	373,500	376,021
5.38%, 5/15/20	400,000	413,000
5.00%, 8/15/22	565,000	577,712
CITGO Holding, Inc. 10.75%, 2/15/20(a)(b)	798,000	855,855
CITGO Petroleum Corp. 6.25%, 8/15/22(a)	300,000	303,750
Clean Harbors, Inc. 5.13%, 6/1/21	478,000	480,390
Clear Channel International B.V. 8.75%, 12/15/20(a)	200,000	207,500
Clear Channel Worldwide Holdings, Inc. 7.63%, 3/15/20, Series A	210,000	210,525
7.63%, 3/15/20, Series B	800,000	806,000
6.50%, 11/15/22, Series A	361,000	369,574
6.50%, 11/15/22, Series B	800,000	822,000
Clearwater Paper Corp. 4.50%, 2/1/23	135,000	125,888
Cleaver-Brooks, Inc. 7.88%, 3/1/23(a)	235,000	243,225
Cloud Peak Energy Resources LLC 12.00%, 11/1/21	155,000	157,325
CNO Financial Group, Inc. 4.50%, 5/30/20(b)	200,000	203,500
CNX Resources Corp. 5.88%, 4/15/22	649,000	650,590
Cogent Communications Group, Inc. 5.38%, 3/1/22(a)	370,000	378,325
Commercial Metals Co. 4.88%, 5/15/23	215,000	210,700
CommScope, Inc. 5.00%, 6/15/21(a)	321,000	323,809
Community Health Systems, Inc. 5.13%, 8/1/21(b)	493,000	478,210

See Notes to Financial Statements.

WisdomTree Trust	47

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged High Yield Bond Fund (HYZD)

August 31, 2018

Investments	Principal Amount	Value

6.88%, 2/1/22(b)	$1,268,000	$653,020
6.25%, 3/31/23	1,525,000	1,456,375
11.00%, 6/30/23(a)(c)	850,000	765,000
Consolidated Communications, Inc. 6.50%, 10/1/22	148,000	140,415
Continental Resources, Inc. 5.00%, 9/15/22	672,000	681,065
4.50%, 4/15/23	735,000	752,727
CoreCivic, Inc. 5.00%, 10/15/22	200,000	200,500
4.63%, 5/1/23	200,000	195,000
Covanta Holding Corp. 6.38%, 10/1/22	230,000	234,600
CPG Merger Sub LLC 8.00%, 10/1/21(a)	205,000	209,100
Credit Acceptance Corp. 6.13%, 2/15/21	238,000	241,273
Crestwood Midstream Partners L.P. 6.25%, 4/1/23	400,000	414,500
Crown Americas LLC 4.50%, 1/15/23	300,000	300,750
CSC Holdings LLC 8.63%, 2/15/19	260,000	266,661
6.75%, 11/15/21	491,000	521,687
10.13%, 1/15/23(a)	885,000	971,287
CSI Compressco L.P. 7.25%, 8/15/22	100,000	93,125
CURO Financial Technologies Corp. 12.00%, 3/1/22(a)	285,000	315,638
CVR Partners L.P. 9.25%, 6/15/23(a)	315,000	337,050
CVR Refining LLC 6.50%, 11/1/22	500,000	512,500
Darling Ingredients, Inc. 5.38%, 1/15/22	200,000	202,750
DaVita, Inc. 5.75%, 8/15/22	596,000	605,685
DBP Holding Corp. 7.75%, 10/15/20(a)	130,000	59,150
DCP Midstream Operating L.P. 5.35%, 3/15/20(a)	263,000	269,575
4.75%, 9/30/21(a)	248,000	252,340
4.95%, 4/1/22	550,000	559,625
3.88%, 3/15/23	245,000	239,488
5.85%, 5/21/43, (5.85% fixed rate until 5/21/23; 3-month U.S. dollar London Interbank Offered Rate + 3.85% thereafter)(a)(c)	265,000	245,125
Dean Foods Co. 6.50%, 3/15/23(a)(b)	345,000	329,475
Dell International LLC 5.88%, 6/15/21(a)	630,000	649,791
Dell, Inc. 5.88%, 6/15/19(b)	295,000	300,900
4.63%, 4/1/21	250,000	255,000
Denbury Resources, Inc. 9.00%, 5/15/21(a)	298,000	321,840

Investments	Principal Amount	Value

9.25%, 3/31/22(a)	$225,000	$241,031
5.50%, 5/1/22(b)	133,000	120,698
4.63%, 7/15/23	150,000	129,750
DISH DBS Corp. 7.88%, 9/1/19	687,000	711,904
5.13%, 5/1/20	725,000	731,344
6.75%, 6/1/21	985,000	1,002,237
5.88%, 7/15/22	980,000	944,475
5.00%, 3/15/23	735,000	656,906
DJO Finance LLC 10.75%, 4/15/20	33,000	33,083
8.13%, 6/15/21(a)	500,000	518,900
Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.50%, 2/15/23(a)	130,000	130,325
DPL, Inc. 7.25%, 10/15/21	742,000	805,997
DriveTime Automotive Group, Inc. 8.00%, 6/1/21(a)(b)	50,000	51,063
Dun & Bradstreet Corp. (The) 4.25%, 6/15/20	40,000	40,431
4.63%, 12/1/22	250,000	253,362
DynCorp International, Inc. 11.88%, 11/30/20, (10.375% Cash + 1.50% PIK)	192,941	201,865
Eagle Holding Co. II LLC 7.63%, 5/15/22, Toggle PIK (7.625% Cash or 8.375% PIK)(a)	323,000	327,845
Eclipse Resources Corp. 8.88%, 7/15/23	245,000	249,900
Edgewell Personal Care Co. 4.70%, 5/19/21	160,000	162,000
4.70%, 5/24/22	200,000	199,560
EMC Corp. 2.65%, 6/1/20	982,000	960,718
3.38%, 6/1/23	570,000	538,638
Encompass Health Corp. 5.13%, 3/15/23	146,000	146,365
Endo Finance LLC 5.75%, 1/15/22(a)	387,000	359,910
7.25%, 1/15/22(a)	190,000	183,350
5.38%, 1/15/23(a)	361,000	310,460
6.00%, 7/15/23(a)	785,000	679,025
Energen Corp. 4.63%, 9/1/21	386,000	391,790
Energy Transfer Equity L.P. 7.50%, 10/15/20	719,000	775,621
4.25%, 3/15/23	300,000	301,590
Energy Ventures Gom LLC 11.00%, 2/15/23(a)	200,000	216,629
EnLink Midstream Partners L.P. 2.70%, 4/1/19	190,000	189,090
Enova International, Inc. 9.75%, 6/1/21	290,000	305,225
EnPro Industries, Inc. 5.88%, 9/15/22	356,000	364,455

See Notes to Financial Statements.

48	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged High Yield Bond Fund (HYZD)

August 31, 2018

Investments	Principal Amount	Value

Envision Healthcare Corp. 5.13%, 7/1/22(a)	$130,000	$132,600
5.63%, 7/15/22	867,000	893,010
Enviva Partners L.P. 8.50%, 11/1/21	350,000	364,437
EP Energy LLC 6.38%, 6/15/23	190,000	121,600
Equinix, Inc. 5.38%, 1/1/22	478,000	493,439
5.38%, 4/1/23	300,000	307,875
Exela Intermediate LLC 10.00%, 7/15/23(a)	505,000	531,512
Ferrellgas L.P. 6.50%, 5/1/21(b)	246,000	226,320
6.75%, 1/15/22	290,000	259,550
6.75%, 6/15/23(b)	305,000	263,825
Ferroglobe PLC 9.38%, 3/1/22(a)	209,000	218,928
First Quality Finance Co., Inc. 4.63%, 5/15/21(a)	294,000	291,795
Flexi-Van Leasing, Inc. 10.00%, 2/15/23(a)	145,000	126,875
Foresight Energy LLC 11.50%, 4/1/23(a)	205,000	182,963
Fortress Transportation & Infrastructure Investors LLC 6.75%, 3/15/22(a)	356,000	369,795
Forum Energy Technologies, Inc. 6.25%, 10/1/21	250,000	251,250
Freeport-McMoRan, Inc. 3.10%, 3/15/20	585,000	581,578
4.00%, 11/14/21	296,000	294,428
3.55%, 3/1/22	930,000	899,775
6.88%, 2/15/23	355,000	380,737
3.88%, 3/15/23	925,000	891,469
Fresh Market, Inc. (The) 9.75%, 5/1/23(a)	395,000	272,550
Frontier Communications Corp. 8.13%, 10/1/18(b)	387,000	387,250
8.75%, 4/15/22	325,000	263,250
10.50%, 9/15/22(b)	1,012,000	895,620
7.13%, 1/15/23	420,000	288,225
FTI Consulting, Inc. 6.00%, 11/15/22	200,000	205,740
GameStop Corp. 6.75%, 3/15/21(a)(b)	350,000	353,500
Gates Global LLC 6.00%, 7/15/22(a)	278,000	281,475
GCI LLC 6.75%, 6/1/21	223,000	225,999
Genesis Energy L.P. 6.75%, 8/1/22	200,000	205,000
6.00%, 5/15/23	200,000	197,750
GenOn Energy, Inc. 7.88%, 6/15/17(d)(e)	110,000	75,625
Genworth Holdings, Inc. 7.70%, 6/15/20	19,000	19,855
Investments	Principal Amount	Value

7.20%, 2/15/21	$257,000	$266,638
7.63%, 9/24/21	360,000	374,400
GEO Group, Inc. (The) 5.88%, 1/15/22	125,000	127,421
5.13%, 4/1/23	360,000	349,200
Global Partners L.P. 6.25%, 7/15/22	373,000	372,067
GLP Capital L.P. 4.88%, 11/1/20	801,000	823,027
Gogo Intermediate Holdings LLC 12.50%, 7/1/22(a)(b)	273,000	298,253
Graphic Packaging International LLC 4.75%, 4/15/21	230,000	233,590
Great Lakes Dredge & Dock Corp. 8.00%, 5/15/22	210,000	216,300
Greif, Inc. 7.75%, 8/1/19	260,000	270,400
Griffon Corp. 5.25%, 3/1/22	542,000	536,743
Group 1 Automotive, Inc. 5.00%, 6/1/22	271,000	269,645
Guitar Center Escrow Issuer, Inc. 9.50%, 10/15/21(a)	200,000	194,500
Gulfport Energy Corp. 6.63%, 5/1/23	6,000	6,150
Hardwoods Acquisition, Inc. 7.50%, 8/1/21(a)	145,000	133,581
Harland Clarke Holdings Corp. 6.88%, 3/1/20(a)	82,000	80,565
9.25%, 3/1/21(a)	307,000	280,905
8.38%, 8/15/22(a)	459,000	432,607
HC2 Holdings, Inc. 11.00%, 12/1/19(a)	203,000	206,045
HCA Healthcare, Inc. 6.25%, 2/15/21	482,000	504,895
HCA, Inc. 3.75%, 3/15/19	484,000	485,936
6.50%, 2/15/20	1,231,000	1,280,855
7.50%, 2/15/22	1,160,000	1,276,000
5.88%, 3/15/22	927,000	987,255
4.75%, 5/1/23	527,000	536,881
5.88%, 5/1/23	150,000	157,875
Hecla Mining Co. 6.88%, 5/1/21	467,000	472,394
Herc Rentals, Inc. 7.50%, 6/1/22(a)	383,000	402,629
Hertz Corp. (The) 5.88%, 10/15/20(b)	415,000	414,871
7.38%, 1/15/21(b)	524,000	525,965
7.63%, 6/1/22(a)	300,000	298,500
6.25%, 10/15/22(b)	300,000	281,250
Hexion Nova Scotia Finance ULC 9.00%, 11/15/20	276,000	234,600
Hexion, Inc. 6.63%, 4/15/20	778,000	738,127
10.38%, 2/1/22(a)	378,000	373,853

See Notes to Financial Statements.

WisdomTree Trust	49

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged High Yield Bond Fund (HYZD)

August 31, 2018

Investments	Principal Amount	Value

HighPoint Operating Corp. 7.00%, 10/15/22	$170,000	$170,850
Hillman Group, Inc. (The) 6.38%, 7/15/22(a)	340,000	324,700
Horizon Pharma, Inc. 6.63%, 5/1/23	285,000	291,413
Hornbeck Offshore Services, Inc. 5.88%, 4/1/20	165,000	129,525
5.00%, 3/1/21	238,000	172,550
Hot Topic, Inc. 9.25%, 6/15/21(a)	230,000	224,250
Hughes Satellite Systems Corp. 6.50%, 6/15/19	450,000	462,442
7.63%, 6/15/21	657,000	709,560
Huntsman International LLC 4.88%, 11/15/20	318,000	326,507
5.13%, 11/15/22	320,000	331,200
Icahn Enterprises L.P. 6.00%, 8/1/20	975,000	992,989
5.88%, 2/1/22	888,000	906,462
6.25%, 2/1/22	330,000	339,867
Immucor, Inc. 11.13%, 2/15/22(a)(b)	184,000	185,380
Infor Software Parent LLC 7.13%, 5/1/21, Toggle PIK (7.125% Cash or 7.875% PIK)(a)	363,000	367,654
Infor U.S., Inc. 5.75%, 8/15/20(a)	100,000	101,625
6.50%, 5/15/22	785,000	799,106
Informatica LLC 7.13%, 7/15/23(a)	315,000	322,088
Ingles Markets, Inc. 5.75%, 6/15/23	345,000	348,450
Ingram Micro, Inc. 5.00%, 8/10/22	25,000	24,740
International Game Technology PLC 6.25%, 2/15/22(a)	1,052,000	1,090,924
INVISTA Finance LLC 4.25%, 10/15/19(a)	605,000	609,537
IQVIA, Inc. 4.88%, 5/15/23(a)	410,000	413,075
Iridium Communications, Inc. 10.25%, 4/15/23(a)	175,000	189,438
Iron Mountain, Inc. 4.38%, 6/1/21(a)	237,000	238,185
iStar, Inc. 5.00%, 7/1/19	190,000	190,356
6.50%, 7/1/21	226,000	232,215
6.00%, 4/1/22	300,000	303,375
5.25%, 9/15/22	145,000	143,913
Jack Ohio Finance LLC 6.75%, 11/15/21(a)	210,000	217,875
10.25%, 11/15/22(a)	145,000	158,050
JC Penney Corp., Inc. 5.88%, 7/1/23(a)(b)	240,000	216,600
Jefferies Finance LLC 7.38%, 4/1/20(a)	200,000	204,500

Investments	Principal Amount	Value

7.50%, 4/15/21(a)	$470,000	$486,450
Jones Energy Holdings LLC 6.75%, 4/1/22(b)	195,000	119,925
9.25%, 3/15/23(a)	200,000	203,500
Joseph T Ryerson & Son, Inc. 11.00%, 5/15/22(a)	507,000	560,235
Jurassic Holdings III, Inc. 6.88%, 2/15/21(a)(b)	270,000	264,600
K Hovnanian Enterprises, Inc. 10.00%, 7/15/22(a)	210,000	211,050
KB Home 4.75%, 5/15/19	324,000	326,430
8.00%, 3/15/20	252,000	267,120
7.00%, 12/15/21	324,000	342,630
7.63%, 5/15/23	120,000	128,868
Kinetic Concepts, Inc. 7.88%, 2/15/21(a)	190,000	196,650
12.50%, 11/1/21(a)	219,000	240,900
KLX, Inc. 5.88%, 12/1/22(a)	791,000	820,662
L Brands, Inc. 6.63%, 4/1/21	500,000	527,500
5.63%, 2/15/22	470,000	477,637
Ladder Capital Finance Holdings LLLP 5.25%, 3/15/22(a)	459,000	461,869
Lamar Media Corp. 5.00%, 5/1/23	310,000	316,975
Laredo Petroleum, Inc. 5.63%, 1/15/22	487,000	488,217
Leidos Holdings, Inc. 4.45%, 12/1/20	338,000	344,861
Lennar Corp. 4.13%, 12/1/18	50,000	50,125
4.50%, 6/15/19	907,000	912,669
6.63%, 5/1/20	250,000	261,765
8.38%, 1/15/21	10,000	11,025
4.75%, 4/1/21	210,000	213,413
6.25%, 12/15/21	286,000	301,730
4.13%, 1/15/22	212,000	211,470
4.75%, 11/15/22	312,000	313,560
Level 3 Financing, Inc. 5.38%, 8/15/22	1,000,000	1,012,500
5.13%, 5/1/23	337,000	337,536
Level 3 Parent LLC 5.75%, 12/1/22	488,000	492,880
Lexmark International, Inc. 7.13%, 3/15/20(b)	240,000	211,200
LifePoint Health, Inc. 5.50%, 12/1/21	335,000	341,700
LIN Television Corp. 5.88%, 11/15/22	429,000	439,725
Live Nation Entertainment, Inc. 5.38%, 6/15/22(a)	297,000	303,311
LKQ Corp. 4.75%, 5/15/23	200,000	201,500
LSB Industries, Inc. 9.63%, 5/1/23(a)(b)	190,000	199,025

See Notes to Financial Statements.

50	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged High Yield Bond Fund (HYZD)

August 31, 2018

Investments	Principal Amount	Value

LTF Merger Sub, Inc. 8.50%, 6/15/23(a)	$400,000	$419,000
M/I Homes, Inc. 6.75%, 1/15/21	324,000	332,871
Mack-Cali Realty L.P. 3.15%, 5/15/23	300,000	265,940
Mallinckrodt International Finance S.A. 4.88%, 4/15/20(a)	332,000	332,415
5.75%, 8/1/22(a)(b)	398,000	373,125
4.75%, 4/15/23(b)	257,000	224,233
Manitowoc Co., Inc. (The) 12.75%, 8/15/21(a)	315,000	348,075
Martin Midstream Partners L.P. 7.25%, 2/15/21	183,000	183,458
Masonite International Corp. 5.63%, 3/15/23(a)	320,000	328,800
Mattel, Inc. 4.35%, 10/1/20(b)	400,000	399,750
3.15%, 3/15/23(b)	200,000	175,810
MDC Holdings, Inc. 5.63%, 2/1/20	186,000	191,115
Meritage Homes Corp. 7.15%, 4/15/20	289,000	304,895
7.00%, 4/1/22	143,000	154,440
MGM Resorts International 6.75%, 10/1/20	856,000	902,010
6.63%, 12/15/21	1,076,000	1,140,560
7.75%, 3/15/22	300,000	330,375
6.00%, 3/15/23	650,000	676,422
Midas Intermediate Holdco II LLC 7.88%, 10/1/22(a)	161,000	141,076
Midcontinent Express Pipeline LLC 6.70%, 9/15/19(a)	220,000	226,078
Molina Healthcare, Inc. 5.38%, 11/15/22	536,000	549,400
Momentive Performance Materials, Inc. 3.88%, 10/24/21	227,000	242,890
Monitronics International, Inc. 9.13%, 4/1/20(b)	200,000	148,000
Moog, Inc. 5.25%, 12/1/22(a)	231,000	234,754
Murphy Oil Corp. 4.00%, 6/1/22	175,000	173,053
4.45%, 12/1/22(b)	348,000	348,216
Murray Energy Corp. 11.25%, 4/15/21(a)	515,000	367,581
Nabors Industries, Inc. 5.00%, 9/15/20	300,000	302,593
5.50%, 1/15/23(b)	659,000	660,561
National CineMedia LLC 6.00%, 4/15/22	436,000	444,720
Nationstar Mortgage Holdings, Inc. 8.13%, 7/15/23(a)	480,000	499,200
Nationstar Mortgage LLC 6.50%, 7/1/21	285,000	285,713
Natural Resource Partners L.P. 10.50%, 3/15/22	300,000	322,500

Investments	Principal Amount	Value

Navient Corp. 5.50%, 1/15/19	$496,000	$500,489
8.00%, 3/25/20	1,335,000	1,418,771
5.00%, 10/26/20	400,000	402,084
5.88%, 3/25/21	255,000	261,770
6.63%, 7/26/21	387,000	403,931
7.25%, 1/25/22	100,000	106,125
6.50%, 6/15/22	252,000	260,896
5.50%, 1/25/23	750,000	744,367
Navios Maritime Acquisition Corp. 8.13%, 11/15/21(a)	411,000	355,515
Navios Maritime Holdings, Inc. 7.38%, 1/15/22(a)	370,000	308,950
NCL Corp., Ltd. 4.75%, 12/15/21(a)	275,000	277,406
NCR Corp. 4.63%, 2/15/21	130,000	128,050
5.88%, 12/15/21	23,000	23,297
5.00%, 7/15/22	353,000	345,940
Neiman Marcus Group Ltd. LLC 8.00%, 10/15/21(a)(b)	463,000	315,998
8.75%, 10/15/21, Toggle PIK (8.75% Cash or 9.50% PIK)(a)	318,062	218,668
Neovia Logistics Services LLC 8.88%, 8/1/20(a)	140,000	128,625
Netflix, Inc. 5.38%, 2/1/21	246,000	254,303
5.50%, 2/15/22	345,000	357,506
New Home Co., Inc. (The) 7.25%, 4/1/22	269,000	274,380
Newfield Exploration Co. 5.75%, 1/30/22	430,000	455,800
Nexstar Broadcasting, Inc. 6.13%, 2/15/22(a)	151,000	154,303
NGL Energy Partners L.P. 5.13%, 7/15/19	184,000	185,012
6.88%, 10/15/21	424,000	431,420
NGPL PipeCo LLC 4.38%, 8/15/22(a)	211,000	213,374
Nielsen Co. Luxembourg SARL (The) 5.50%, 10/1/21(a)	648,000	650,430
Nielsen Finance LLC 5.00%, 4/15/22(a)	1,192,000	1,160,472
Nine West Holdings, Inc. 8.25%, 3/15/19(a)(e)	98,000	26,950
Northwest Acquisitions ULC 7.13%, 11/1/22(a)	305,000	312,244
NRG Energy, Inc. 6.25%, 7/15/22	362,000	374,670
Nuance Communications, Inc. 5.38%, 8/15/20(a)	183,000	183,114
NuStar Logistics L.P. 4.80%, 9/1/20	451,000	456,074
Oasis Petroleum, Inc. 6.88%, 3/15/22	426,000	434,520
Ocwen Loan Servicing LLC 8.38%, 11/15/22(a)	220,000	223,850

See Notes to Financial Statements.

WisdomTree Trust	51

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged High Yield Bond Fund (HYZD)

August 31, 2018

Investments	Principal Amount	Value

Omnimax International, Inc. 12.00%, 8/15/20(a)	$134,000	$140,030
Ortho-Clinical Diagnostics, Inc. 6.63%, 5/15/22(a)	639,000	630,214
Outfront Media Capital LLC 5.25%, 2/15/22	264,000	266,307
Owens-Brockway Glass Container, Inc. 5.00%, 1/15/22(a)	245,000	246,531
Park Aerospace Holdings Ltd. 3.63%, 3/15/21(a)	200,000	197,000
5.25%, 8/15/22(a)	1,086,000	1,110,435
4.50%, 3/15/23(a)	465,000	460,931
Parker Drilling Co. 6.75%, 7/15/22(b)	148,000	117,660
PBF Logistics L.P. 6.88%, 5/15/23	300,000	307,875
Peabody Energy Corp. 6.00%, 3/31/22(a)	296,000	298,220
Penske Automotive Group, Inc. 5.75%, 10/1/22	507,000	517,457
PetSmart, Inc. 7.13%, 3/15/23(a)	935,000	633,462
PF Chang’s China Bistro, Inc. 10.25%, 6/30/20(a)(b)	205,000	197,825
PHI, Inc. 5.25%, 3/15/19(b)	100,000	95,500
Pioneer Energy Services Corp. 6.13%, 3/15/22	150,000	132,000
Pioneer Holdings LLC 9.00%, 11/1/22(a)	135,000	139,725
Pitney Bowes, Inc. 3.63%, 9/15/20	145,000	144,094
3.63%, 10/1/21	250,000	238,281
4.38%, 5/15/22	400,000	366,500
4.70%, 4/1/23	175,000	157,063
Platform Specialty Products Corp. 6.50%, 2/1/22(a)	542,000	556,227
Polaris Intermediate Corp. 8.50%, 12/1/22, Toggle PIK (8.50% Cash or 9.25% PIK)(a)	650,000	673,562
PolyOne Corp. 5.25%, 3/15/23	200,000	206,810
PQ Corp. 6.75%, 11/15/22(a)	50,000	52,438
Prestige Brands, Inc. 5.38%, 12/15/21(a)	150,000	150,750
Prime Security Services Borrower LLC 9.25%, 5/15/23(a)	1,150,000	1,234,870
PulteGroup, Inc. 4.25%, 3/1/21	559,000	563,360
QEP Resources, Inc. 5.38%, 10/1/22	732,000	739,540
Quorum Health Corp. 11.63%, 4/15/23(b)	250,000	250,000
QVC, Inc. 4.38%, 3/15/23	579,000	573,241
Investments	Principal Amount	Value

Qwest Corp. 6.75%, 12/1/21	$396,000	$425,223
Radiate Holdco LLC 6.88%, 2/15/23(a)	145,000	140,650
Range Resources Corp. 5.75%, 6/1/21	518,000	532,245
5.88%, 7/1/22	25,000	25,375
5.00%, 8/15/22	200,000	198,000
5.00%, 3/15/23	400,000	393,320
Realogy Group LLC 4.50%, 4/15/19(a)	275,000	277,063
5.25%, 12/1/21(a)	370,000	370,462
4.88%, 6/1/23(a)	245,000	230,300
RegionalCare Hospital Partners Holdings, Inc. 8.25%, 5/1/23(a)	350,000	373,625
Rent-A-Center, Inc. 6.63%, 11/15/20(b)	240,000	242,100
4.75%, 5/1/21	200,000	202,000
Resolute Energy Corp. 8.50%, 5/1/20	275,000	275,172
Revlon Consumer Products Corp. 5.75%, 2/15/21(b)	253,000	208,725
Reynolds Group Issuer, Inc. 5.75%, 10/15/20	1,487,581	1,491,300
5.13%, 7/15/23(a)	795,000	793,012
RHP Hotel Properties L.P. 5.00%, 4/15/21	567,000	574,530
Rite Aid Corp. 6.13%, 4/1/23(a)	800,000	721,760
Riverbed Technology, Inc. 8.88%, 3/1/23(a)(b)	260,000	241,475
Rivers Pittsburgh Borrower L.P. 6.13%, 8/15/21(a)	268,000	268,670
Rockies Express Pipeline LLC 5.63%, 4/15/20(a)	350,000	362,687
Rowan Cos., Inc. 4.88%, 6/1/22	377,000	352,495
RR Donnelley & Sons Co. 7.88%, 3/15/21(b)	299,000	316,566
rue21, Inc. 9.00%, 10/15/21(a)(e)	50,000	188
Sable International Finance Ltd. 6.88%, 8/1/22(a)	475,000	495,781
Sable Permian Resources Land LLC 8.00%, 6/15/20(a)	160,000	159,600
7.13%, 11/1/20(a)	293,000	188,985
13.00%, 11/30/20(a)	150,000	166,500
7.38%, 11/1/21(a)	260,000	163,800
Sabre GLBL, Inc. 5.38%, 4/15/23(a)	330,000	334,125
Safeway, Inc. 5.00%, 8/15/19	320,000	322,400
Sanchez Energy Corp. 7.75%, 6/15/21	290,000	203,000
6.13%, 1/15/23	600,000	341,790
7.25%, 2/15/23(a)(b)	150,000	146,625

See Notes to Financial Statements.

52	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged High Yield Bond Fund (HYZD)

August 31, 2018

Investments	Principal Amount	Value

Sanmina Corp. 4.38%, 6/1/19(a)	$235,000	$236,586
SBA Communications Corp. 4.88%, 7/15/22	370,000	375,550
4.00%, 10/1/22	367,000	360,666
SCANA Corp. 4.75%, 5/15/21(b)	300,000	303,272
Scientific Games International, Inc. 6.63%, 5/15/21	164,000	163,180
10.00%, 12/1/22	1,055,000	1,119,724
Sealed Air Corp. 6.50%, 12/1/20(a)	200,000	211,500
5.25%, 4/1/23(a)	300,000	306,000
Select Medical Corp. 6.38%, 6/1/21	424,000	429,830
SemGroup Corp. 5.63%, 7/15/22	262,000	261,018
SESI LLC 7.13%, 12/15/21	406,000	412,597
Sinclair Television Group, Inc. 5.38%, 4/1/21	295,000	296,844
6.13%, 10/1/22	314,000	323,090
Sirius XM Radio, Inc. 3.88%, 8/1/22(a)	497,000	490,141
4.63%, 5/15/23(a)	300,000	299,700
SM Energy Co. 6.13%, 11/15/22	270,000	279,113
Sonic Automotive, Inc. 5.00%, 5/15/23	140,000	132,650
Sotero Health Topco, Inc. 8.13%, 11/1/21, Toggle PIK (8.125% Cash or 8.875% PIK)(a)	380,000	384,750
Southern Star Central Corp. 5.13%, 7/15/22(a)	314,000	314,785
Southwestern Energy Co. 4.10%, 3/15/22(b)	500,000	490,000
Spectrum Brands Holdings, Inc. 7.75%, 1/15/22	430,000	442,900
Springleaf Finance Corp. 5.25%, 12/15/19	465,000	472,556
8.25%, 12/15/20	400,000	433,500
7.75%, 10/1/21	571,000	618,821
6.13%, 5/15/22	624,000	644,280
5.63%, 3/15/23	150,000	150,000
Sprint Capital Corp. 6.90%, 5/1/19	534,000	547,350
Sprint Communications, Inc. 9.00%, 11/15/18(a)	668,000	676,350
7.00%, 3/1/20(a)	609,000	634,121
7.00%, 8/15/20	1,077,000	1,130,850
11.50%, 11/15/21	342,000	404,415
6.00%, 11/15/22	675,000	684,916
Sprint Corp. 7.25%, 9/15/21	1,311,000	1,377,782
StandardAero Aviation Holdings, Inc. 10.00%, 7/15/23(a)	235,000	253,800

Investments	Principal Amount	Value

Starwood Property Trust, Inc. 5.00%, 12/15/21	$565,000	$570,650
Steel Dynamics, Inc. 5.13%, 10/1/21	339,000	344,170
5.25%, 4/15/23	250,000	254,763
Summit Materials LLC 6.13%, 7/15/23	315,000	320,906
Sungard Availability Services Capital, Inc. 8.75%, 4/1/22(a)	210,000	107,100
Sunoco L.P. 4.88%, 1/15/23(a)	400,000	395,616
Surgery Center Holdings, Inc. 8.88%, 4/15/21(a)(b)	230,000	240,638
Symantec Corp. 4.20%, 9/15/20	319,000	321,868
3.95%, 6/15/22	250,000	243,079
Synovus Financial Corp. 5.75%, 12/15/25, (5.75% fixed rate until 12/15/20; 3-month U.S. dollar London Interbank Offered Rate + 4.182% thereafter)(c)	250,000	259,000
T-Mobile USA, Inc. 4.00%, 4/15/22(b)	650,000	647,562
Talen Energy Supply LLC 4.60%, 12/15/21	285,000	248,663
9.50%, 7/15/22(a)(b)	272,000	263,840
Tapstone Energy LLC 9.75%, 6/1/22(a)	145,000	127,600
Targa Resources Partners L.P. 4.13%, 11/15/19	5,000	5,017
5.25%, 5/1/23	500,000	507,500
Taylor Morrison Communities, Inc. 5.25%, 4/15/21(a)	250,000	250,625
5.88%, 4/15/23(a)	170,000	170,901
Teekay Offshore Partners L.P. 8.50%, 7/15/23(a)	360,000	369,900
TEGNA, Inc. 5.13%, 10/15/19	53,000	53,066
5.13%, 7/15/20	455,000	459,550
4.88%, 9/15/21(a)	146,000	146,730
Tenet Healthcare Corp. 6.75%, 2/1/20	129,000	133,031
4.75%, 6/1/20	70,000	71,050
6.00%, 10/1/20	887,000	924,697
4.50%, 4/1/21	400,000	401,500
4.38%, 10/1/21	506,000	507,265
7.50%, 1/1/22(a)	500,000	525,470
8.13%, 4/1/22	1,387,000	1,470,220
6.75%, 6/15/23(b)	915,000	918,431
TIBCO Software, Inc. 11.38%, 12/1/21(a)	467,000	500,274
TMX Finance LLC 11.13%, 4/1/23(a)	270,000	277,763
Toll Brothers Finance Corp. 4.00%, 12/31/18	200,000	200,500
5.88%, 2/15/22	425,000	444,656

See Notes to Financial Statements.

WisdomTree Trust	53

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged High Yield Bond Fund (HYZD)

August 31, 2018

Investments	Principal Amount	Value

Tops Holding LLC 8.00%, 6/15/22(a)(e)	$50,000	$29,500
TPC Group, Inc. 8.75%, 12/15/20(a)	331,000	332,655
TransDigm, Inc. 5.50%, 10/15/20	173,000	173,649
6.00%, 7/15/22	710,000	718,875
Transocean, Inc. 6.50%, 11/15/20	220,000	227,700
8.38%, 12/15/21	250,000	268,750
5.80%, 10/15/22	230,000	228,275
9.00%, 7/15/23(a)	625,000	675,781
TreeHouse Foods, Inc. 4.88%, 3/15/22	68,000	68,255
TRI Pointe Group, Inc. 4.38%, 6/15/19	543,000	548,430
Tribune Media Co. 5.88%, 7/15/22	638,000	650,760
Triumph Group, Inc. 4.88%, 4/1/21	350,000	336,875
Ultra Resources, Inc. 6.88%, 4/15/22(a)	336,000	165,480
Unit Corp. 6.63%, 5/15/21	314,000	315,178
United Continental Holdings, Inc. 6.00%, 12/1/20	295,000	309,750
4.25%, 10/1/22	249,000	244,954
United Rentals North America, Inc. 4.63%, 7/15/23	505,000	512,322
United States Steel Corp. 7.38%, 4/1/20(b)	248,000	260,865
Uniti Group L.P. 6.00%, 4/15/23(a)	265,000	255,063
Univar USA, Inc. 6.75%, 7/15/23(a)	215,000	221,988
Universal Hospital Services, Inc. 7.63%, 8/15/20	386,000	387,930
Univision Communications, Inc. 5.13%, 5/15/23(a)	565,000	538,162
Urban One, Inc. 7.38%, 4/15/22(a)	25,000	24,938
VeriSign, Inc. 4.63%, 5/1/23	300,000	305,760
Veritas U.S., Inc. 7.50%, 2/1/23(a)	282,000	271,425
Vertiv Intermediate Holding Corp. 12.00%, 2/15/22, Toggle PIK (12.00% Cash or 13.00% PIK)(a)	246,000	251,228
VFH Parent LLC 6.75%, 6/15/22(a)	385,000	397,512
Viacom, Inc. 5.88%, 2/28/57, (5.875% fixed rate until 2/28/22; 3-month U.S. dollar London Interbank Offered Rate + 3.895% thereafter)(c)	321,000	315,209
Vine Oil & Gas L.P. 8.75%, 4/15/23(a)	300,000	290,625

Investments	Principal Amount	Value

Vistra Energy Corp. 5.88%, 6/1/23	$23,000	$23,776
7.38%, 11/1/22	780,000	814,125
Voya Financial, Inc. 5.65%, 5/15/53, (5.65% fixed rate until 5/15/23; 3-month U.S. dollar London Interbank Offered Rate + 3.58% thereafter)(c)	300,000	300,750
W/S Packaging Holdings, Inc. 9.00%, 4/15/23(a)	125,000	128,125
Weatherford International Ltd. 5.13%, 9/15/20	350,000	349,125
7.75%, 6/15/21(b)	300,000	295,125
4.50%, 4/15/22(b)	242,000	211,750
8.25%, 6/15/23(b)	370,000	345,025
WESCO Distribution, Inc. 5.38%, 12/15/21	503,000	511,174
WEX, Inc. 4.75%, 2/1/23(a)	150,000	150,938
Whiting Petroleum Corp. 5.75%, 3/15/21	400,000	411,000
William Carter Co. (The) 5.25%, 8/15/21	320,000	325,000
William Lyon Homes, Inc. 7.00%, 8/15/22	300,000	306,375
Williams Cos., Inc. (The) 7.88%, 9/1/21	300,000	334,875
3.70%, 1/15/23	414,000	410,377
Williams Scotsman International, Inc. 7.88%, 12/15/22(a)	200,000	206,500
WPX Energy, Inc. 6.00%, 1/15/22	504,000	522,900
WR Grace & Co-Conn 5.13%, 10/1/21(a)	346,000	356,380
Wyndham Destinations, Inc. 4.25%, 3/1/22	250,000	241,860
3.90%, 3/1/23	422,000	395,625
Wynn Las Vegas LLC 4.25%, 5/30/23(a)	332,000	319,550
Xerium Technologies, Inc. 9.50%, 8/15/21	150,000	157,875
XPO Logistics, Inc. 6.50%, 6/15/22(a)	721,000	747,475
York Risk Services Holding Corp. 8.50%, 10/1/22(a)	200,000	180,000
Yum! Brands, Inc. 5.30%, 9/15/19	250,000	255,373
3.88%, 11/1/20(b)	125,000	125,469
3.75%, 11/1/21(b)	225,000	222,750
Zachry Holdings, Inc. 7.50%, 2/1/20(a)	175,000	175,875
Zayo Group LLC 6.00%, 4/1/23	462,000	478,480
TOTAL CORPORATE BONDS (Cost: $225,297,107)		224,850,829

See Notes to Financial Statements.

54	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged High Yield Bond Fund (HYZD)

August 31, 2018

Investments	Principal Amount	Value

FOREIGN CORPORATE BONDS – 11.7%
Australia – 0.5%
Ausdrill Finance Pty Ltd. 6.88%, 11/1/19(a)	$200,000	$200,500
Barminco Finance Pty Ltd. 6.63%, 5/15/22(a)	58,000	57,565
FMG Resources August 2006 Pty Ltd. 4.75%, 5/15/22(a)	688,000	677,714
Virgin Australia Holdings Ltd. 8.50%, 11/15/19(a)(b)	452,000	456,633

Total Australia		1,392,412
Bermuda – 0.1%
Teekay Corp. 8.50%, 1/15/20	381,000	394,811
Canada – 4.0%
1011778 BC ULC 4.63%, 1/15/22(a)	691,000	692,727
Air Canada 7.75%, 4/15/21(a)	377,000	407,160
Athabasca Oil Corp. 9.88%, 2/24/22(a)	317,000	328,888
Baytex Energy Corp. 5.13%, 6/1/21(a)	316,000	308,890
Bombardier, Inc. 7.75%, 3/15/20(a)	418,000	440,467
8.75%, 12/1/21(a)	794,000	877,370
5.75%, 3/15/22(a)(b)	245,000	246,838
6.00%, 10/15/22(a)	340,000	342,550
6.13%, 1/15/23(a)	615,000	622,687
Brookfield Residential Properties, Inc. 6.50%, 12/15/20(a)	281,000	283,389
6.13%, 7/1/22(a)	305,000	308,813
Cascades, Inc. 5.50%, 7/15/22(a)	327,000	328,635
Concordia International Corp. 9.00%, 4/1/22(a)	230,000	210,450
Cooke Omega Investments, Inc. 8.50%, 12/15/22(a)	215,000	214,463
Eldorado Gold Corp. 6.13%, 12/15/20(a)	379,000	357,207
GFL Environmental, Inc. 5.63%, 5/1/22(a)	193,000	187,693
5.38%, 3/1/23(a)	190,000	180,975
goeasy Ltd. 7.88%, 11/1/22(a)	210,000	219,975
Imperial Metals Corp. 7.00%, 3/15/19(a)(b)	155,000	134,075
Jupiter Resources, Inc. 8.50%, 10/1/22(a)	550,000	279,125
Kissner Holdings L.P. 8.38%, 12/1/22(a)	187,000	191,208
MEG Energy Corp. 6.38%, 1/30/23(a)	396,000	361,350
Mountain Province Diamonds, Inc. 8.00%, 12/15/22(a)	25,000	25,594

Investments	Principal Amount	Value

New Gold, Inc. 6.25%, 11/15/22(a)	$240,000	$214,200
Norbord, Inc. 6.25%, 4/15/23(a)	205,000	214,481
Open Text Corp. 5.63%, 1/15/23(a)	325,000	337,187
Quebecor Media, Inc. 5.75%, 1/15/23	408,000	424,320
Rockpoint Gas Storage Canada Ltd. 7.00%, 3/31/23(a)	190,000	192,375
Seven Generations Energy Ltd. 6.88%, 6/30/23(a)	240,000	250,800
Taseko Mines Ltd. 8.75%, 6/15/22(a)	150,000	151,500
Tervita Escrow Corp. 7.63%, 12/1/21(a)	430,000	447,737
Videotron Ltd. 5.00%, 7/15/22	445,000	454,456
Xplornet Communications, Inc. 9.63%, 6/1/22, Toggle PIK (9.625% Cash or 10.625% PIK)(a)	140,000	143,500

Total Canada		10,381,085
Chile – 0.1%
Lundin Mining Corp. 7.88%, 11/1/22(a)	265,000	277,587
Denmark – 0.1%
DKT Finance ApS 9.38%, 6/17/23(a)	220,000	233,200
Finland – 0.2%
Nokia Oyj 5.38%, 5/15/19	426,000	433,753
3.38%, 6/12/22	68,000	66,632

Total Finland		500,385
Germany – 0.4%
Deutsche Bank AG 4.30%, 5/24/28, (4.296% fixed rate until 5/24/23; 5-year U.S. dollar Swap Rate + 2.248% thereafter)(c)	800,000	731,977
Welltec A/S 9.50%, 12/1/22(a)	200,000	206,400

Total Germany		938,377
Ireland – 0.4%
Ardagh Packaging Finance PLC 4.25%, 9/15/22(a)	558,000	551,722
4.63%, 5/15/23(a)	200,000	198,750
Fly Leasing Ltd. 6.38%, 10/15/21	210,000	217,613

Total Ireland		968,085
Italy – 0.1%
Telecom Italia Capital S.A. 7.18%, 6/18/19	293,000	301,790

See Notes to Financial Statements.

WisdomTree Trust	55

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged High Yield Bond Fund (HYZD)

August 31, 2018

Investments	Principal Amount	Value

Liberia – 0.0%
Eletson Holdings, Inc. 9.63%, 1/15/22, Series Ai	$53,264	$33,823
Luxembourg – 1.9%
Altice Financing S.A. 6.63%, 2/15/23(a)	899,000	906,857
Altice Luxembourg S.A. 7.75%, 5/15/22(a)	1,305,000	1,262,587
ARD Securities Finance SARL 8.75%, 1/31/23, Toggle PIK (8.75% Cash or 8.75% PIK)(a)	230,052	230,627
Intelsat Jackson Holdings S.A. 7.25%, 10/15/20	998,000	1,001,743
7.50%, 4/1/21	703,000	710,909
9.50%, 9/30/22(a)	300,000	349,500
Intelsat Luxembourg S.A. 8.13%, 6/1/23	480,000	418,200

Total Luxembourg		4,880,423
Netherlands – 1.1%
InterGen N.V. 7.00%, 6/30/23(a)	230,000	228,965
Koninklijke KPN N.V. 7.00%, 3/28/73, (7.00% fixed rate until 3/28/23; 10-year U.S. dollar Swap Rate + 5.21% until 3/28/43; 10-year U.S. dollar Swap Rate + 5.96% thereafter)(a)(c)	200,000	213,250
Lincoln Finance Ltd. 7.38%, 4/15/21(a)	371,000	383,521
NXP B.V. 4.13%, 6/15/20(a)	300,000	303,375
4.13%, 6/1/21(a)	541,000	543,029
4.63%, 6/15/22(a)	250,000	253,678
3.88%, 9/1/22(a)	758,000	753,262
OCI N.V. 6.63%, 4/15/23(a)	300,000	311,625

Total Netherlands		2,990,705
New Zealand – 0.1%
Trilogy International Partners LLC 8.88%, 5/1/22(a)(b)	220,000	223,300
Norway – 0.1%
Aker BP ASA 6.00%, 7/1/22(a)	235,000	242,491
Russia – 0.1%
Petropavlovsk 2016 Ltd. 8.13%, 11/14/22(a)	200,000	162,257
Sweden – 0.3%
Perstorp Holding AB 11.00%, 9/30/21(a)	226,000	246,905
Telefonaktiebolaget LM Ericsson 4.13%, 5/15/22	538,000	532,732

Total Sweden		779,637
Switzerland – 0.1%
VistaJet Malta Finance PLC 7.75%, 6/1/20(a)(b)	250,000	251,406

Investments	Principal Amount	Value

United Kingdom – 2.1%
Algeco Global Finance PLC 8.00%, 2/15/23(a)(b)	$200,000	$206,500
Alpha 2 B.V. 8.75%, 6/1/23, Toggle PIK (8.75% Cash or 9.50% PIK)(a)	200,000	201,250
Ardonagh Midco 3 PLC 8.63%, 7/15/23(a)	250,000	255,000
Avon International Operations, Inc. 7.88%, 8/15/22(a)	304,000	310,460
Avon Products, Inc. 6.60%, 3/15/20	160,000	160,615
7.00%, 3/15/23(b)	240,000	207,000
Fiat Chrysler Automobiles N.V. 4.50%, 4/15/20	672,000	677,880
5.25%, 4/15/23	600,000	611,250
Global Ship Lease, Inc. 9.88%, 11/15/22(a)	230,000	232,300
Inmarsat Finance PLC 4.88%, 5/15/22(a)	550,000	554,125
Jaguar Land Rover Automotive PLC 4.25%, 11/15/19(a)	462,000	462,000
3.50%, 3/15/20(a)	200,000	197,750
5.63%, 2/1/23(a)	200,000	198,000
KCA Deutag UK Finance PLC 9.88%, 4/1/22(a)	228,000	228,570
9.63%, 4/1/23(a)	260,000	253,500
Petrofac Ltd. 3.40%, 10/10/18(a)	221,000	221,552
Virgin Media Finance PLC 6.38%, 4/15/23(a)	300,000	310,500
Virgin Media Secured Finance PLC 5.25%, 1/15/21	270,000	277,425

Total United Kingdom		5,565,677
TOTAL FOREIGN CORPORATE BONDS (Cost: $30,596,760)		30,517,451

	Shares
COMMON STOCKS – 0.0%
United States – 0.0%
Harvest Oil & Gas Corp.*† (Cost: $62,225)	3,624	62,215
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 6.3%
United States – 6.3%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.92%(f)
(Cost: $16,524,323)(g)	16,524,323	16,524,323
TOTAL INVESTMENTS IN SECURITIES – 103.7% (Cost: $272,480,415)		271,954,818
Other Assets less Liabilities – (3.7)%		(9,622,635)

NET ASSETS – 100.0%		$262,332,183

See Notes to Financial Statements.

56	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree Interest Rate Hedged High Yield Bond Fund (HYZD)

August 31, 2018

*	Non-income producing security.

†

Security is being fair valued using significant unobservable inputs by a pricing committee under the direction of the Board of Trustees. The aggregate value of fair valued securities is $62,215, which represents 0.02% of net assets.

(a)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(b)	Security, or portion thereof, was on loan at August 31, 2018 (See Note 2).

(c)	Rate shown reflects the accrual rate as of August 31, 2018 on securities with variable or step rates.

(d)	Security in default on principal payment.

(e)	Security in default on interest payments.

(f)	Rate shown represents annualized 7-day yield as of August 31, 2018.

(g)

At August 31, 2018, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $15,747,026. The Fund also had securities on loan having a total market value of $402,558 that were sold and pending settlement. The total market value of the collateral held by the Fund was $16,735,565. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $211,242.

PIK – Payment In Kind.

FINANCIAL DERIVATIVE INSTRUMENTS
FUTURES CONTRACTS† (EXCHANGE-TRADED)

Short Exposure	Contracts	Expiration Date	Notional Amount[1]	Unrealized Appreciation/ (Depreciation)
2 Year U.S. Treasury Note	596	12/31/18	$(125,970,188)	$(111,481)
5 Year U.S. Treasury Note	684	12/31/18	(77,564,532)	(143,689)
			$(203,534,720)	$(255,170)
†	As of August 31, 2018, cash collateral posted by the Fund with the broker for futures contracts was $947,224.

[1]	“Notional Amount” represents the current notional value of the futures contract.

See Notes to Financial Statements.

WisdomTree Trust	57

Schedule of Investments

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2018

Investments	Principal Amount	Value

U.S. GOVERNMENT AGENCIES – 28.4%
Federal Home Loan Bank – 0.4%
Federal Home Loan Bank 5.50%, 7/15/36	$150,000	$194,473
Federal Home Loan Mortgage Corporation – 8.1%
2.38%, 1/13/22	197,000	194,667
2.50%, 6/1/29	94,246	92,188
3.00%, 8/1/29	48,476	48,351
3.00%, 4/1/30	84,011	83,665
3.00%, 5/1/30	42,547	42,355
2.50%, 12/1/31	76,040	73,918
2.50%, 11/1/32	45,266	43,999
3.00%, 1/1/33	46,397	46,061
2.00%, 9/1/33(a)	25,000	23,568
2.50%, 9/1/33(a)	50,000	48,567
3.00%, 9/1/33(a)	25,000	24,803
3.50%, 9/1/33(a)	50,000	50,550
4.00%, 5/1/34	70,720	73,146
3.50%, 8/1/34	42,251	42,847
3.00%, 5/1/37	44,210	43,532
5.50%, 4/1/38	55,725	60,301
4.50%, 12/1/40	75,985	79,814
4.00%, 2/1/41	303,446	311,990
3.50%, 3/1/42	88,199	88,427
3.00%, 7/1/43	102,713	100,266
3.00%, 8/1/43	139,392	136,084
4.00%, 12/1/43	34,997	35,808
3.00%, 1/1/44	138,217	134,983
3.50%, 9/1/44	137,172	137,526
3.50%, 1/1/45	65,144	65,017
3.00%, 4/1/45	59,431	57,803
4.50%, 7/1/45	50,283	52,811
3.50%, 8/1/45	111,658	111,394
4.00%, 8/1/45	64,488	65,850
3.50%, 9/1/45	46,099	45,990
4.00%, 11/1/45	71,968	73,467
3.50%, 3/1/46	81,502	81,289
3.00%, 4/1/46	23,633	22,916
3.00%, 5/1/46	189,807	184,247
3.50%, 5/1/46	36,824	36,713
3.00%, 9/1/46	52,994	51,384
3.00%, 10/1/46	129,173	125,248
3.00%, 11/1/46	109,570	106,208
4.00%, 11/1/46	38,162	38,953
3.50%, 12/1/46	165,234	164,582
3.00%, 2/1/47	22,513	21,816
4.00%, 2/1/47	39,524	40,335
4.50%, 4/1/47	45,436	47,250
3.50%, 5/1/47	43,829	43,649
4.50%, 5/1/47	77,372	80,466
3.50%, 8/1/47	215,765	214,844
4.00%, 8/1/47	101,467	103,540
4.50%, 9/1/47	41,483	43,138
3.50%, 10/1/47	47,747	47,538
4.00%, 2/1/48	59,779	60,961
2.50%, 9/1/48(a)	25,000	23,407
3.50%, 9/1/48(a)	100,000	99,481

Investments	Principal Amount	Value

4.50%, 9/1/48(a)	$25,000	$25,979
5.00%, 9/1/48(a)	100,000	105,695

Total Federal Home Loan Mortgage Corporation		4,259,387
Federal National Mortgage Association – 12.1%
4.00%, 7/1/19	127	130
5.50%, 10/1/25	63,825	68,497
4.00%, 7/1/26	13,174	13,498
3.50%, 10/1/26	74,429	75,301
3.50%, 12/1/26	16,899	17,097
2.50%, 8/1/28	43,250	42,368
3.00%, 11/1/28	22,065	22,019
3.00%, 7/1/29	90,516	90,331
3.00%, 9/1/30	48,427	48,328
2.50%, 6/1/31	37,805	36,777
2.50%, 7/1/31	38,448	37,402
2.50%, 10/1/31	132,477	128,874
2.50%, 4/1/32	39,736	38,655
2.50%, 10/1/32	44,774	43,556
2.50%, 12/1/32	22,993	22,368
3.00%, 3/1/33	56,978	56,702
3.00%, 4/1/33	95,753	95,290
2.00%, 9/1/33(a)	25,000	23,599
2.50%, 9/1/33(a)	25,000	24,302
3.00%, 9/1/33(a)	25,000	24,856
3.50%, 9/1/33(a)	50,000	50,547
4.00%, 9/1/33(a)	75,000	76,770
6.00%, 2/1/34	70,597	77,981
4.00%, 8/1/34	23,975	24,710
3.50%, 1/1/36	27,973	28,290
3.00%, 11/1/36	106,783	105,190
3.00%, 2/1/37	109,715	108,208
3.50%, 4/1/38	48,815	48,897
4.50%, 9/1/39	32,449	34,017
3.50%, 6/1/42	22,480	22,540
4.00%, 7/1/42	128,722	132,309
4.00%, 9/1/42	108,514	111,354
3.00%, 1/1/43	114,422	111,781
3.00%, 4/1/43	120,648	117,774
3.50%, 5/1/43	34,778	34,870
4.00%, 6/1/43	13,858	14,219
3.00%, 8/1/43	64,650	63,115
4.00%, 11/1/43	30,175	30,877
3.00%, 2/1/44	98,911	96,675
4.50%, 5/1/44	24,378	25,468
4.00%, 9/1/44	112,277	114,630
4.00%, 10/1/44	33,796	34,503
3.50%, 2/1/45	190,277	190,784
3.50%, 4/1/45	124,198	123,838
4.00%, 8/1/45	227,765	232,352
3.50%, 12/1/45	165,168	164,690
3.50%, 1/1/46	148,813	148,337
3.50%, 2/1/46	79,606	79,368
3.50%, 4/1/46	34,464	34,351
4.00%, 4/1/46	32,548	33,206
3.50%, 5/1/46	260,318	259,411
4.50%, 5/1/46	165,401	171,875
4.00%, 7/1/46	89,739	91,496
3.00%, 9/1/46	128,661	124,683

See Notes to Financial Statements.

58	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2018

Investments	Principal Amount	Value

3.00%, 10/1/46	$88,081	$85,344
4.00%, 10/1/46	39,425	40,193
2.50%, 11/1/46	22,977	21,541
3.00%, 11/1/46	246,865	239,433
3.50%, 11/1/46	42,634	42,511
3.00%, 12/1/46	170,003	164,713
3.00%, 1/1/47	90,629	87,809
3.00%, 2/1/47	45,700	44,277
4.00%, 2/1/47	44,908	45,772
3.50%, 3/1/47	21,820	21,725
4.00%, 3/1/47	46,685	47,584
4.00%, 5/1/47	134,812	137,400
4.00%, 8/1/47	135,689	138,573
3.50%, 11/1/47	383,175	381,407
4.50%, 11/1/47	87,169	90,581
3.50%, 12/1/47	143,644	142,961
3.00%, 1/1/48	48,414	46,905
3.50%, 1/1/48	160,590	159,828
3.00%, 9/1/48(a)	25,000	24,197
3.50%, 9/1/48(a)	75,000	74,594
4.00%, 9/1/48(a)	25,000	25,458
4.50%, 9/1/48(a)	50,000	51,929
5.00%, 9/1/48(a)	150,000	158,639
5.50%, 9/1/48(a)	75,000	80,496

Total Federal National Mortgage Association		6,382,936
Government National Mortgage Association – 7.8%
5.00%, 2/20/43	59,521	63,486
4.00%, 5/20/43	57,854	59,772
5.00%, 4/20/44	126,508	134,855
3.50%, 7/20/44	193,129	194,939
4.00%, 7/20/44	37,808	39,033
5.00%, 7/20/44	23,086	24,605
3.50%, 8/20/44	240,758	242,904
5.00%, 8/20/44	21,707	23,134
3.00%, 9/20/44	105,742	104,371
3.00%, 1/20/45	45,043	44,264
3.50%, 11/20/45	204,508	206,111
3.00%, 12/20/45	252,870	248,214
4.50%, 12/20/45	90,511	95,393
3.00%, 5/20/46	44,288	43,493
3.50%, 9/20/46	226,948	228,132
4.00%, 10/20/46	157,244	161,779
4.00%, 12/20/46	72,505	74,464
4.00%, 1/20/47	68,857	70,613
4.50%, 1/20/47	78,875	83,108
3.50%, 2/20/47	90,692	91,136
4.00%, 2/20/47	68,818	70,574
3.50%, 4/20/47	136,584	137,252
4.00%, 7/20/47	104,103	107,136
3.00%, 8/20/47	116,733	114,318
4.00%, 8/20/47	86,366	88,569
4.50%, 10/20/47	45,397	47,249
3.00%, 11/20/47	144,014	141,012
3.00%, 12/20/47	121,058	118,535
3.50%, 1/20/48	390,331	392,388
4.00%, 1/20/48	50,016	51,292
3.00%, 2/20/48	97,944	95,903
3.50%, 7/20/48	149,521	150,253

Investments	Principal Amount	Value

2.50%, 9/1/48(a)	$25,000	$23,700
3.00%, 9/1/48(a)	200,000	195,656
3.50%, 9/1/48(a)	25,000	25,099
4.00%, 9/1/48(a)	75,000	76,819
4.50%, 9/1/48(a)	50,000	51,976

Total Government National Mortgage Association		4,121,537
TOTAL U.S. GOVERNMENT AGENCIES (Cost: $15,080,466)		14,958,333
U.S. GOVERNMENT OBLIGATIONS – 37.0%
U.S. Treasury Bonds – 7.3%
U.S. Treasury Bond 7.63%, 11/15/22	200,000	238,715
6.88%, 8/15/25	401,000	504,022
5.38%, 2/15/31	25,000	31,499
5.00%, 5/15/37	25,000	32,516
4.38%, 2/15/38	80,000	97,161
4.50%, 5/15/38	25,000	30,865
3.50%, 2/15/39	130,000	141,149
4.25%, 5/15/39	150,000	180,141
4.50%, 8/15/39	125,000	155,085
4.38%, 11/15/39	13,000	15,898
2.88%, 5/15/43	75,000	73,321
3.63%, 8/15/43	80,000	88,677
3.75%, 11/15/43	155,000	175,356
3.38%, 5/15/44	125,000	133,281
3.13%, 8/15/44	300,000	306,457
3.00%, 11/15/44	154,000	153,868
2.50%, 2/15/45	75,000	68,051
3.00%, 5/15/45	100,000	99,904
2.88%, 8/15/45	100,000	97,535
3.00%, 11/15/45	150,000	149,839
2.50%, 5/15/46	760,000	687,236
2.25%, 8/15/46	30,000	25,706
2.75%, 8/15/47	100,000	94,980
2.75%, 11/15/47	100,000	94,963
3.00%, 2/15/48	150,000	149,745
3.13%, 5/15/48	25,000	25,586

Total U.S. Treasury Bonds		3,851,556
U.S. Treasury Notes – 29.7%
U.S. Treasury Note 1.13%, 2/28/19	100,000	99,461
0.88%, 7/31/19	300,000	295,834
1.75%, 9/30/19	100,000	99,217
1.13%, 12/31/19	300,000	294,527
1.63%, 12/31/19	600,000	592,793
1.88%, 12/31/19	200,000	198,250
3.50%, 5/15/20	120,000	121,756
1.38%, 5/31/20	200,000	195,816
1.50%, 5/31/20	200,000	196,234
1.63%, 6/30/20	130,000	127,707
1.88%, 6/30/20	200,000	197,410
2.50%, 6/30/20	130,000	129,721
1.50%, 7/15/20	205,000	200,852
1.63%, 7/31/20	200,000	196,301
2.00%, 7/31/20	100,000	98,857
1.50%, 8/15/20	170,000	166,388

See Notes to Financial Statements.

WisdomTree Trust	59

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2018

Investments	Principal Amount	Value

2.63%, 8/15/20	$200,000	$200,000
1.38%, 8/31/20	200,000	195,160
1.38%, 9/30/20	200,000	194,941
1.63%, 10/15/20	200,000	195,836
1.38%, 10/31/20	600,000	584,109
1.75%, 11/15/20	200,000	196,164
2.63%, 11/15/20	300,000	299,772
1.63%, 11/30/20	450,000	440,007
1.75%, 12/31/20	305,000	298,811
3.63%, 2/15/21	300,000	306,727
1.13%, 2/28/21	305,000	293,729
1.13%, 7/31/21	200,000	191,285
2.13%, 8/15/21	100,000	98,400
1.13%, 8/31/21	170,000	162,370
1.13%, 9/30/21	500,000	476,875
2.13%, 9/30/21	300,000	294,955
1.25%, 10/31/21	105,000	100,417
2.00%, 10/31/21	95,000	92,991
2.00%, 11/15/21	120,000	117,431
1.75%, 5/15/22	30,000	28,979
1.63%, 8/15/22	200,000	191,813
1.63%, 8/31/22	200,000	191,703
1.88%, 8/31/22	200,000	193,574
1.75%, 9/30/22	200,000	192,500
1.88%, 9/30/22	200,000	193,438
1.63%, 11/15/22	522,000	499,183
1.50%, 3/31/23	225,000	213,135
2.75%, 4/30/23	200,000	200,109
1.75%, 5/15/23	750,000	717,671
2.75%, 5/31/23	200,000	200,156
1.38%, 6/30/23	135,000	126,752
1.25%, 7/31/23	100,000	93,199
2.50%, 8/15/23	500,000	494,522
1.38%, 9/30/23	200,000	187,039
1.63%, 10/31/23	100,000	94,617
2.25%, 1/31/24	110,000	107,196
2.75%, 2/15/24	140,000	139,937
2.50%, 5/15/24	300,000	295,740
2.25%, 11/15/24	180,000	174,502
2.13%, 11/30/24	75,000	72,176
2.25%, 12/31/24	105,000	101,741
2.50%, 1/31/25	105,000	103,218
2.00%, 2/15/25	250,000	238,257
2.75%, 2/28/25	105,000	104,777
2.13%, 5/15/25	300,000	287,637
2.00%, 8/15/25	170,000	161,334
2.25%, 11/15/25	300,000	289,078
1.50%, 8/15/26	725,000	656,862
2.25%, 2/15/27	100,000	95,609
2.38%, 5/15/27	250,000	241,152
2.25%, 8/15/27	220,000	209,623
2.25%, 11/15/27	125,000	118,945
2.75%, 2/15/28	195,000	193,286
2.88%, 5/15/28	250,000	250,327

Total U.S. Treasury Notes		15,610,891
TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $19,569,844)		19,462,447

Investments	Principal Amount	Value

CORPORATE BONDS – 23.0%
United States – 23.0%
21st Century Fox America, Inc. 6.40%, 12/15/35	$5,000	$6,207
6.65%, 11/15/37	22,000	28,630
4.95%, 10/15/45	5,000	5,503
3M Co. 2.25%, 9/19/26	5,000	4,593
3.13%, 9/19/46	25,000	21,673
Abbott Laboratories 3.40%, 11/30/23	20,000	19,948
6.15%, 11/30/37	30,000	36,280
4.75%, 4/15/43	10,000	10,731
AbbVie, Inc. 3.60%, 5/14/25	61,000	59,674
Activision Blizzard, Inc. 2.30%, 9/15/21	5,000	4,848
2.60%, 6/15/22	25,000	24,282
Aetna, Inc. 3.88%, 8/15/47	20,000	17,925
Air Lease Corp. 2.13%, 1/15/20	5,000	4,934
3.38%, 6/1/21	5,000	4,975
2.63%, 7/1/22	5,000	4,815
3.88%, 7/3/23	5,000	4,979
4.25%, 9/15/24	5,000	5,022
3.63%, 4/1/27	25,000	23,492
Aircastle Ltd. 5.00%, 4/1/23	5,000	5,205
Alexandria Real Estate Equities, Inc. 4.00%, 1/15/24	5,000	5,058
Allergan Funding SCS 3.45%, 3/15/22	25,000	24,838
4.55%, 3/15/35	10,000	9,851
4.75%, 3/15/45	5,000	4,999
Altria Group, Inc. 2.85%, 8/9/22	75,000	73,674
Amazon.com, Inc. 4.05%, 8/22/47	25,000	24,833
Ameren Illinois Co. 3.80%, 5/15/28	50,000	50,847
American Express Co. 3.00%, 10/30/24	50,000	48,156
4.05%, 12/3/42	20,000	19,973
American Express Credit Corp. 2.25%, 8/15/19	5,000	4,979
1.70%, 10/30/19	5,000	4,941
3.30%, 5/3/27	10,000	9,778
American Honda Finance Corp. 1.95%, 7/20/20	25,000	24,526
2.65%, 2/12/21	5,000	4,958
2.90%, 2/16/24	5,000	4,874
2.30%, 9/9/26	5,000	4,559
American International Group, Inc. 2.30%, 7/16/19	25,000	24,910
4.88%, 6/1/22	5,000	5,245

See Notes to Financial Statements.

60	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2018

Investments	Principal Amount	Value

4.70%, 7/10/35	$5,000	$4,990
4.75%, 4/1/48	30,000	29,818
American Tower Corp. 2.80%, 6/1/20	5,000	4,962
3.30%, 2/15/21	5,000	4,988
3.60%, 1/15/28	20,000	18,833
American Water Capital Corp. 2.95%, 9/1/27	5,000	4,766
3.75%, 9/1/47	5,000	4,634
Amgen, Inc. 3.45%, 10/1/20	5,000	5,035
2.25%, 8/19/23	5,000	4,724
4.66%, 6/15/51	88,000	88,352
Anadarko Petroleum Corp. 5.55%, 3/15/26	25,000	26,924
Anthem, Inc. 2.50%, 11/21/20	10,000	9,856
4.65%, 1/15/43	69,000	67,980
Aon Corp. 5.00%, 9/30/20	50,000	51,687
Apache Corp. 6.00%, 1/15/37	17,000	18,850
Apple, Inc. 1.50%, 9/12/19	5,000	4,951
1.55%, 2/7/20	70,000	68,873
2.00%, 5/6/20	70,000	69,122
3.00%, 2/9/24	20,000	19,795
3.00%, 6/20/27	25,000	24,035
4.45%, 5/6/44	20,000	21,137
4.38%, 5/13/45	20,000	20,978
Ares Capital Corp. 4.25%, 3/1/25	5,000	4,849
Ascension Health 4.85%, 11/15/53	25,000	28,450
Assurant, Inc. 4.00%, 3/15/23	10,000	9,957
5.88%, 10/1/19	5,000	5,149
4.60%, 2/15/21	5,000	5,134
2.80%, 2/17/21	25,000	24,733
4.45%, 5/15/21	25,000	25,678
3.00%, 2/15/22	25,000	24,610
3.20%, 3/1/22	50,000	49,488
4.30%, 2/15/30(b)	54,000	51,899
4.35%, 6/15/45	102,000	87,792
5.45%, 3/1/47	10,000	9,956
AXA Equitable Holdings, Inc. 4.35%, 4/20/28(b)	50,000	48,561
Bank of America Corp.
2.60%, 1/15/19, Series L	28,000	28,005
5.63%, 7/1/20	5,000	5,223
2.63%, 10/19/20	10,000	9,899
2.15%, 11/9/20	5,000	4,900
2.33%, 10/1/21, (2.328% fixed rate until 10/1/20; 3-month U.S. dollar London Interbank Offered Rate + 0.63% thereafter)(c)	10,000	9,796

Investments	Principal Amount	Value

3.50%, 5/17/22, (3.499% fixed rate until 5/17/21; 3-month U.S. dollar London Interbank Offered Rate + 0.63% thereafter)(c)	$10,000	$10,022
3.00%, 12/20/23, (3.004% fixed rate until 12/20/22; 3-month U.S. dollar London Interbank Offered Rate + 0.79% thereafter)(c)	165,000	160,801
4.13%, 1/22/24	50,000	51,171
4.20%, 8/26/24	50,000	50,306
3.42%, 12/20/28, (3.419% fixed rate until 12/20/27; 3-month U.S. dollar London Interbank Offered Rate + 1.04% thereafter)(c)	75,000	70,756
4.75%, 4/21/45, Series L	10,000	10,289
3.95%, 1/23/49, (3.946% fixed rate until 1/23/48; 3-month U.S. dollar London Interbank Offered Rate + 1.19% thereafter)(c)	20,000	18,515
Bayer US Finance II LLC 2.75%, 7/15/21(b)	100,000	97,457
BB&T Corp. 5.25%, 11/1/19	25,000	25,659
2.45%, 1/15/20	25,000	24,862
2.05%, 5/10/21	5,000	4,855
3.20%, 9/3/21	5,000	5,005
Becton Dickinson and Co. 2.68%, 12/15/19	25,000	24,881
2.89%, 6/6/22	20,000	19,496
Bemis Co., Inc. 4.50%, 10/15/21	5,000	5,118
Berkshire Hathaway Energy Co. 3.25%, 4/15/28	25,000	23,946
Berkshire Hathaway, Inc. 2.10%, 8/14/19	5,000	4,980
3.75%, 8/15/21	5,000	5,126
Boardwalk Pipelines L.P.
4.95%, 12/15/24	5,000	5,114
4.45%, 7/15/27	20,000	19,572
Boeing Capital Corp. 4.70%, 10/27/19	5,000	5,113
Boeing Co. (The) 2.25%, 6/15/26	5,000	4,578
5.88%, 2/15/40	10,000	12,652
Boston Properties L.P. 5.88%, 10/15/19	5,000	5,128
3.85%, 2/1/23	5,000	5,055
3.13%, 9/1/23	5,000	4,906
3.65%, 2/1/26	5,000	4,899
2.75%, 10/1/26	5,000	4,587
Boston Scientific Corp. 6.00%, 1/15/20	25,000	25,979
Brixmor Operating Partnership L.P. 3.65%, 6/15/24	5,000	4,853
Broadcom Corp. 2.38%, 1/15/20	10,000	9,897
3.88%, 1/15/27	25,000	23,431

See Notes to Financial Statements.

WisdomTree Trust	61

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2018

Investments	Principal Amount	Value

Burlington Northern Santa Fe LLC 4.70%, 10/1/19	$51,500	$52,513
6.15%, 5/1/37	10,000	12,400
3.90%, 8/1/46	5,000	4,798
Campbell Soup Co. 3.30%, 3/15/21	5,000	4,978
Capital One Financial Corp. 2.50%, 5/12/20	30,000	29,705
4.75%, 7/15/21	5,000	5,179
3.50%, 6/15/23	30,000	29,693
Cardinal Health, Inc. 2.40%, 11/15/19	5,000	4,974
Carnival Corp. 3.95%, 10/15/20	5,000	5,079
Caterpillar Financial Services Corp. 2.10%, 1/10/20	25,000	24,776
2.85%, 6/1/22	5,000	4,944
2.40%, 6/6/22	5,000	4,869
3.75%, 11/24/23	25,000	25,560
Cboe Global Markets, Inc. 3.65%, 1/12/27	5,000	4,867
CBRE Services, Inc. 4.88%, 3/1/26	5,000	5,204
CBS Corp. 3.38%, 3/1/22	5,000	4,955
3.38%, 2/15/28	5,000	4,598
4.90%, 8/15/44	5,000	4,863
Celanese US Holdings LLC 5.88%, 6/15/21	5,000	5,286
Celgene Corp.
4.00%, 8/15/23	20,000	20,311
3.45%, 11/15/27	30,000	28,301
CenterPoint Energy Resources Corp. 3.55%, 4/1/23	10,000	9,973
4.10%, 9/1/47	5,000	4,691
Charter Communications Operating LLC 6.83%, 10/23/55	25,000	27,590
Church & Dwight Co., Inc. 2.88%, 10/1/22	5,000	4,898
3.15%, 8/1/27	35,000	32,923
Cigna Corp. 3.88%, 10/15/47	5,000	4,299
Cintas Corp. No 2.90%, 4/1/22	5,000	4,921
3.25%, 6/1/22	30,000	29,906
3.70%, 4/1/27	25,000	24,822
Cisco Systems, Inc. 1.85%, 9/20/21	10,000	9,688
3.00%, 6/15/22	5,000	4,987
2.60%, 2/28/23	5,000	4,900
5.90%, 2/15/39	15,000	18,801
Citigroup, Inc. 2.65%, 10/26/20	10,000	9,889
2.70%, 3/30/21	100,000	98,581
3.30%, 4/27/25	10,000	9,685
5.50%, 9/13/25	80,000	85,327
3.70%, 1/12/26	10,000	9,789

Investments	Principal Amount	Value

4.45%, 9/29/27	$25,000	$24,814
3.52%, 10/27/28, (3.52% fixed rate until 10/27/27; 3-month U.S. dollar London Interbank Offered Rate + 1.151% thereafter)(c)	25,000	23,607
6.63%, 6/15/32	5,000	5,941
6.68%, 9/13/43	20,000	24,916
CME Group, Inc. 3.00%, 3/15/25	5,000	4,867
5.30%, 9/15/43	5,000	5,954
4.15%, 6/15/48	5,000	5,130
CNH Industrial Capital LLC 4.38%, 4/5/22(d)	5,000	5,078
Comcast Cable Communications Holdings, Inc. 9.46%, 11/15/22	5,000	6,142
Comcast Corp. 3.13%, 7/15/22	5,000	4,970
3.55%, 5/1/28	100,000	96,996
6.45%, 3/15/37	29,000	35,187
3.40%, 7/15/46	10,000	8,317
4.05%, 11/1/52	10,000	8,904
Commonwealth Edison Co. 4.70%, 1/15/44	15,000	16,367
Concho Resources, Inc. 3.75%, 10/1/27	25,000	23,972
ConocoPhillips 6.50%, 2/1/39	20,000	26,063
Consolidated Edison Co. of New York, Inc. 4.00%, 11/15/57, Series C	20,000	18,725
Continental Resources, Inc. 4.50%, 4/15/23	5,000	5,121
Costco Wholesale Corp. 2.30%, 5/18/22	5,000	4,866
3.00%, 5/18/27	5,000	4,825
CSX Corp. 4.50%, 8/1/54	20,000	19,646
4.00%, 12/5/23	50,000	50,446
6.25%, 6/1/27	50,000	56,540
4.88%, 7/20/35	50,000	50,869
5.05%, 3/25/48	10,000	10,244
DDR Corp. 4.70%, 6/1/27	30,000	30,466
Dell International LLC 8.35%, 7/15/46(b)	25,000	30,765
Delphi Corp. 4.15%, 3/15/24	5,000	5,056
Delta Air Lines, Inc. 2.60%, 12/4/20	10,000	9,805
Discovery Communications LLC 2.20%, 9/20/19	5,000	4,961
4.38%, 6/15/21	5,000	5,099
5.20%, 9/20/47	10,000	9,737
Dominion Energy, Inc. 5.95%, 6/15/35, Series B	5,000	5,743
Dover Corp. 3.15%, 11/15/25	25,000	24,126

See Notes to Financial Statements.

62	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2018

Investments	Principal Amount	Value

Dow Chemical Co. (The) 4.25%, 11/15/20	$125,000	$127,750
4.13%, 11/15/21	5,000	5,105
3.00%, 11/15/22	5,000	4,903
7.38%, 11/1/29	5,000	6,318
4.25%, 10/1/34	5,000	4,885
9.40%, 5/15/39	5,000	7,715
4.38%, 11/15/42	5,000	4,753
Duke Energy Corp. 3.15%, 8/15/27	25,000	23,509
Duke Energy Florida LLC 6.40%, 6/15/38	45,500	59,032
DXC Technology Co. 4.75%, 4/15/27	10,000	10,223
Eastman Chemical Co. 2.70%, 1/15/20	5,000	4,979
4.80%, 9/1/42	5,000	5,028
eBay, Inc. 2.20%, 8/1/19	5,000	4,974
Ecolab, Inc. 2.70%, 11/1/26	5,000	4,671
Eli Lilly & Co. 3.70%, 3/1/45	5,000	4,826
3.95%, 5/15/47	25,000	25,172
Emerson Electric Co. 2.63%, 2/15/23	5,000	4,855
Enbridge Energy Partners L.P. 5.88%, 10/15/25	5,000	5,511
Energy Transfer Partners L.P. 4.65%, 6/1/21	100,000	102,686
4.20%, 9/15/23, Series 5Y	5,000	5,066
6.63%, 10/15/36	20,000	22,438
Entergy Louisiana LLC 4.00%, 3/15/33	5,000	5,098
Enterprise Products Operating LLC 3.35%, 3/15/23	87,000	86,373
6.88%, 3/1/33, Series D	20,000	25,120
4.25%, 2/15/48	100,000	94,677
EQT Midstream Partners L.P. 4.75%, 7/15/23, Series 5Y	5,000	5,078
Exelon Corp. 5.10%, 6/15/45	35,000	37,455
Expedia Group, Inc. 5.95%, 8/15/20	5,000	5,244
3.80%, 2/15/28	5,000	4,702
Express Scripts Holding Co. 4.75%, 11/15/21	5,000	5,173
3.40%, 3/1/27	10,000	9,281
Exxon Mobil Corp. 3.04%, 3/1/26	25,000	24,434
3.57%, 3/6/45	25,000	23,472
Family Dollar Stores, Inc. 5.00%, 2/1/21	50,000	51,890
FedEx Corp. 3.20%, 2/1/25	5,000	4,907
3.88%, 8/1/42	5,000	4,470

Investments	Principal Amount	Value

4.75%, 11/15/45	$5,000	$5,051
4.40%, 1/15/47	20,000	19,063
Fidelity National Information Services, Inc. 3.50%, 4/15/23	25,000	24,893
4.75%, 5/15/48, Series 30Y	5,000	5,066
Fifth Third Bancorp 8.25%, 3/1/38	20,000	27,715
FirstEnergy Corp. 3.90%, 7/15/27, Series B	20,000	19,695
Flex Ltd. 5.00%, 2/15/23	5,000	5,184
Florida Power & Light Co. 4.13%, 6/1/48	30,000	30,741
Fluor Corp. 3.38%, 9/15/21	10,000	10,122
Ford Motor Co.
6.63%, 10/1/28	5,000	5,366
4.75%, 1/15/43	27,000	22,460
FS Investment Corp. 4.00%, 7/15/19	10,000	10,022
General Electric Co.
5.55%, 5/4/20	5,000	5,200
5.30%, 2/11/21	5,000	5,245
4.65%, 10/17/21	10,000	10,417
6.75%, 3/15/32, Series A	20,000	24,832
5.88%, 1/14/38	25,000	28,642
General Mills, Inc. 4.55%, 4/17/38	30,000	29,544
General Motors Co. 4.20%, 10/1/27	75,000	72,250
General Motors Financial Co., Inc.
2.35%, 10/4/19	5,000	4,971
3.55%, 4/9/21	5,000	4,996
3.15%, 6/30/22	5,000	4,876
4.00%, 1/15/25	80,000	77,654
Georgia Power Co.
2.00%, 3/30/20	25,000	24,560
4.30%, 3/15/43	50,000	48,486
Georgia-Pacific LLC 7.75%, 11/15/29	5,000	6,664
Gilead Sciences, Inc. 1.85%, 9/20/19	5,000	4,955
2.55%, 9/1/20	10,000	9,914
3.65%, 3/1/26	100,000	99,207
5.65%, 12/1/41	25,000	29,217
4.50%, 2/1/45	20,000	20,105
Goldman Sachs Capital I 6.35%, 2/15/34	20,000	23,501
2.55%, 10/23/19	10,000	9,966
5.38%, 3/15/20	30,000	31,010
6.00%, 6/15/20, Series D	100,000	104,784
3.63%, 1/22/23	30,000	30,019
3.20%, 2/23/23	30,000	29,512
5.95%, 1/15/27	25,000	27,656
3.85%, 1/26/27	25,000	24,370

See Notes to Financial Statements.

WisdomTree Trust	63

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2018

Investments	Principal Amount	Value

3.69%, 6/5/28, (3.691% fixed rate until 6/5/27; 3-month U.S. dollar London Interbank Offered Rate + 1.51% thereafter)(c)	$25,000	$23,944
6.13%, 2/15/33	10,000	11,605
5.15%, 5/22/45	20,000	20,615
Halliburton Co. 6.70%, 9/15/38	20,000	25,052
Harris Corp. 2.70%, 4/27/20	5,000	4,959
HCP, Inc. 3.15%, 8/1/22	30,000	29,379
3.88%, 8/15/24	5,000	4,929
Healthcare Trust of America Holdings L.P. 3.75%, 7/1/27	5,000	4,769
Hess Corp. 6.00%, 1/15/40	25,000	26,136
Hewlett Packard Enterprise Co. 3.60%, 10/15/20	50,000	50,412
4.40%, 10/15/22	50,000	51,552
6.20%, 10/15/35	25,000	25,944
Home Depot, Inc. (The) 2.80%, 9/14/27	25,000	23,624
5.88%, 12/16/36	15,000	18,487
Honeywell International, Inc. 1.80%, 10/30/19	5,000	4,959
2.50%, 11/1/26	10,000	9,315
Hospitality Properties Trust 5.00%, 8/15/22	5,000	5,162
HP, Inc. 4.30%, 6/1/21	50,000	51,310
Hubbell, Inc. 3.15%, 8/15/27	25,000	23,357
Hudson Pacific Properties L.P. 3.95%, 11/1/27	5,000	4,734
Humana, Inc. 4.80%, 3/15/47	25,000	25,943
Hyatt Hotels Corp. 3.38%, 7/15/23	50,000	49,280
Illinois Tool Works, Inc. 2.65%, 11/15/26	5,000	4,684
Intel Corp. 3.30%, 10/1/21	10,000	10,110
4.10%, 5/11/47	20,000	20,182
Intercontinental Exchange, Inc. 2.75%, 12/1/20	10,000	9,924
3.10%, 9/15/27	5,000	4,765
International Business Machines Corp. 5.88%, 11/29/32	25,000	30,146
International Lease Finance Corp. 6.25%, 5/15/19	10,000	10,223
5.88%, 8/15/22	80,000	85,335
International Paper Co. 4.75%, 2/15/22	101,000	105,039
3.80%, 1/15/26	5,000	4,942
7.30%, 11/15/39	5,000	6,391
4.80%, 6/15/44	5,000	4,969
Investments	Principal Amount	Value

4.35%, 8/15/48	10,000	9,198
Jabil, Inc. 4.70%, 9/15/22	5,000	5,134
Jefferies Group LLC 6.45%, 6/8/27	25,000	27,203
John Deere Capital Corp. 1.25%, 10/9/19	5,000	4,917
1.95%, 6/22/20	14,000	13,782
2.80%, 3/6/23	25,000	24,567
3.45%, 6/7/23(d)	5,000	5,047
2.80%, 9/8/27	5,000	4,703
Johnson & Johnson 2.63%, 1/15/25	50,000	48,632
Johnson Controls International PLC 5.00%, 3/30/20	30,000	30,840
6.00%, 1/15/36	25,000	29,215
JPMorgan Chase & Co. 4.95%, 3/25/20	30,000	30,842
4.25%, 10/15/20	100,000	102,241
2.55%, 10/29/20	10,000	9,884
4.50%, 1/24/22	10,000	10,373
3.20%, 1/25/23	150,000	148,620
3.30%, 4/1/26	10,000	9,659
3.51%, 1/23/29, (3.509% fixed rate until 1/23/28; 3-month U.S. dollar London Interbank Offered Rate + 0.945% thereafter)(c)	25,000	23,916
5.50%, 10/15/40	37,000	42,238
5.63%, 8/16/43	20,000	22,890
Juniper Networks, Inc. 3.30%, 6/15/20	5,000	4,989
Kaiser Foundation Hospitals 4.15%, 5/1/47	10,000	10,303
Keurig Dr Pepper, Inc. 4.42%, 12/15/46	25,000	23,286
Kimco Realty Corp. 2.80%, 10/1/26	5,000	4,507
Kinder Morgan Energy Partners L.P. 3.45%, 2/15/23	5,000	4,935
3.50%, 9/1/23	5,000	4,936
5.50%, 3/1/44	99,000	101,822
Kinder Morgan, Inc. 7.75%, 1/15/32	5,000	6,231
KLA-Tencor Corp. 4.13%, 11/1/21	5,000	5,093
Kraft Heinz Foods Co. 5.38%, 2/10/20	50,000	51,609
3.38%, 6/15/21	5,000	5,006
3.50%, 6/6/22	100,000	99,772
3.00%, 6/1/26	25,000	22,853
4.38%, 6/1/46	10,000	8,793
Kroger Co. (The) 3.70%, 8/1/27	20,000	19,383
Laboratory Corp. of America Holdings 3.20%, 2/1/22	75,000	74,394
Lam Research Corp. 2.80%, 6/15/21	5,000	4,933

See Notes to Financial Statements.

64	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2018

Investments	Principal Amount	Value

Legg Mason, Inc. 5.63%, 1/15/44	$5,000	$5,139
Lincoln National Corp. 3.80%, 3/1/28	5,000	4,869
Lockheed Martin Corp. 4.25%, 11/15/19	5,000	5,083
6.15%, 9/1/36, Series B	25,000	30,764
4.09%, 9/15/52	25,000	24,006
Lowe’s Cos., Inc. 4.63%, 4/15/20	5,000	5,101
3.80%, 11/15/21	5,000	5,108
4.05%, 5/3/47	15,000	14,706
LYB International Finance B.V. 4.88%, 3/15/44	5,000	5,058
LYB International Finance II B.V. 3.50%, 3/2/27	25,000	23,822
Macy’s Retail Holdings, Inc. 3.63%, 6/1/24(d)	5,000	4,828
Marathon Oil Corp. 3.85%, 6/1/25	5,000	4,924
6.80%, 3/15/32	5,000	5,949
Marriott International, Inc.
3.38%, 10/15/20	50,000	50,114
3.13%, 10/15/21, Series N	5,000	4,963
Marsh & McLennan Cos., Inc. 2.35%, 9/10/19	5,000	4,976
4.20%, 3/1/48	5,000	4,967
Martin Marietta Materials, Inc. 3.50%, 12/15/27	5,000	4,652
Marvell Technology Group Ltd. 4.20%, 6/22/23	5,000	5,027
Massachusetts Institute of Technology 3.89%, 7/1/2116	20,000	18,648
McCormick & Co., Inc. 2.70%, 8/15/22	5,000	4,874
McDonald’s Corp. 2.20%, 5/26/20	25,000	24,693
3.38%, 5/26/25	5,000	4,921
3.70%, 2/15/42	20,000	18,165
McKesson Corp. 3.95%, 2/16/28	5,000	4,845
Medtronic, Inc. 4.63%, 3/15/44	5,000	5,334
Merck & Co., Inc. 2.35%, 2/10/22	5,000	4,898
2.40%, 9/15/22	5,000	4,879
MetLife, Inc. 3.60%, 11/13/25	100,000	99,621
Microsoft Corp. 1.85%, 2/12/20	5,000	4,947
3.30%, 2/6/27	150,000	148,865
3.50%, 11/15/42	25,000	23,476
4.25%, 2/6/47, Series 30Y	20,000	21,188
4.50%, 2/6/57	20,000	21,900
MidAmerican Energy Co. 4.80%, 9/15/43	15,000	16,595

Investments	Principal Amount	Value

Molson Coors Brewing Co. 5.00%, 5/1/42	$5,000	$5,106
Moody’s Corp. 3.25%, 6/7/21	5,000	4,992
2.75%, 12/15/21	5,000	4,910
3.25%, 1/15/28	20,000	19,026
Morgan Stanley 5.50%, 7/28/21	10,000	10,586
4.88%, 11/1/22	100,000	104,312
3.75%, 2/25/23	10,000	10,074
3.70%, 10/23/24	10,000	9,928
4.00%, 7/23/25	10,000	10,053
3.13%, 7/27/26	10,000	9,359
3.59%, 7/22/28, (3.591% fixed rate until 7/22/27; 3-month U.S. dollar London Interbank Offered Rate + 1.34% thereafter)(c)	25,000	23,849
3.77%, 1/24/29, (3.772% fixed rate until 1/24/28; 3-month U.S. dollar London Interbank Offered Rate + 1.14% thereafter)(c)	25,000	24,156
3.97%, 7/22/38, (3.971% fixed rate until 7/22/37; 3-month U.S. dollar London Interbank Offered Rate + 1.455% thereafter)(c)	20,000	18,821
4.38%, 1/22/47	20,000	19,669
Mosaic Co. (The) 4.88%, 11/15/41	10,000	9,321
5.63%, 11/15/43	5,000	5,132
Motorola Solutions, Inc. 3.50%, 3/1/23	5,000	4,896
Mount Sinai Hospitals Group, Inc. 3.98%, 7/1/48, Series 2017	5,000	4,819
MPLX L.P. 4.00%, 3/15/28	20,000	19,327
Mylan N.V. 3.75%, 12/15/20	30,000	30,166
3.95%, 6/15/26	10,000	9,507
NBCUniversal Media LLC 5.95%, 4/1/41	5,000	5,817
Newell Brands, Inc. 3.85%, 4/1/23	30,000	29,493
NIKE, Inc. 3.88%, 11/1/45	5,000	4,871
3.38%, 11/1/46	5,000	4,492
NiSource, Inc. 3.65%, 6/15/23(b)	5,000	5,006
5.25%, 2/15/43	5,000	5,558
5.65%, 2/1/45	5,000	5,789
3.95%, 3/30/48	20,000	18,568
Noble Energy, Inc. 3.90%, 11/15/24	5,000	4,961
Nordstrom, Inc. 6.95%, 3/15/28	5,000	5,670
Norfolk Southern Corp. 3.25%, 12/1/21	5,000	4,994
2.90%, 2/15/23	10,000	9,811

See Notes to Financial Statements.

WisdomTree Trust	65

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2018

Investments	Principal Amount	Value

3.15%, 6/1/27	$25,000	$23,894
4.05%, 8/15/52	5,000	4,719
Northrop Grumman Corp. 3.50%, 3/15/21	5,000	5,049
3.25%, 8/1/23	50,000	49,652
3.20%, 2/1/27	25,000	23,689
NVIDIA Corp. 2.20%, 9/16/21	5,000	4,868
NVR, Inc. 3.95%, 9/15/22	5,000	5,035
Occidental Petroleum Corp. 3.40%, 4/15/26	5,000	4,960
Omega Healthcare Investors, Inc. 4.75%, 1/15/28(d)	25,000	24,679
Oncor Electric Delivery Co. LLC 7.00%, 9/1/22	115,000	130,813
ONEOK, Inc. 4.55%, 7/15/28	30,000	30,361
Oracle Corp. 5.00%, 7/8/19	70,000	71,411
2.25%, 10/8/19	10,000	9,961
3.63%, 7/15/23	25,000	25,418
4.50%, 7/8/44	25,000	26,038
4.00%, 11/15/47	20,000	19,325
Pacific Gas & Electric Co. 4.25%, 5/15/21	150,000	151,881
2.95%, 3/1/26	20,000	18,166
4.45%, 4/15/42	5,000	4,762
4.30%, 3/15/45	15,000	14,039
Parker-Hannifin Corp. 3.50%, 9/15/22	5,000	5,037
People’s United Financial, Inc. 3.65%, 12/6/22	5,000	4,987
PepsiCo, Inc. 3.00%, 10/15/27(d)	30,000	28,786
4.25%, 10/22/44	25,000	25,869
Pfizer, Inc. 3.00%, 12/15/26	10,000	9,722
7.20%, 3/15/39	95,000	132,347
4.30%, 6/15/43	5,000	5,210
Philip Morris International, Inc. 1.88%, 11/1/19	5,000	4,941
4.88%, 11/15/43	34,000	35,442
Plains All American Pipeline L.P. 3.65%, 6/1/22	122,500	121,513
PNC Financial Services Group, Inc. (The) 5.13%, 2/8/20	5,000	5,150
3.90%, 4/29/24	30,000	30,131
Precision Castparts Corp. 2.25%, 6/15/20	5,000	4,946
Procter & Gamble Co. (The) 1.75%, 10/25/19(d)	5,000	4,950
2.15%, 8/11/22	30,000	29,093
Prologis L.P. 4.38%, 9/15/48	5,000	5,225

Investments	Principal Amount	Value

Prudential Financial, Inc. 2.35%, 8/15/19	$5,000	$4,983
5.70%, 12/14/36	5,000	5,823
6.63%, 12/1/37	20,000	25,464
4.60%, 5/15/44	5,000	5,170
5.38%, 5/15/45, (5.375% fixed rate until 5/15/25; 3-month U.S. dollar London Interbank Offered Rate + 3.031% thereafter)(c)	5,000	5,063
Public Service Electric & Gas Co. 2.38%, 5/15/23	125,000	120,093
QUALCOMM, Inc. 3.00%, 5/20/22	10,000	9,885
2.60%, 1/30/23	10,000	9,624
2.90%, 5/20/24	30,000	28,801
Quest Diagnostics, Inc. 4.70%, 4/1/21	5,000	5,146
Raytheon Co. 3.13%, 10/15/20	5,000	5,019
Realty Income Corp. 3.25%, 10/15/22	30,000	29,775
3.00%, 1/15/27	5,000	4,664
Republic Services, Inc. 5.50%, 9/15/19	5,000	5,130
5.00%, 3/1/20	5,000	5,150
5.25%, 11/15/21	5,000	5,290
Reynolds American, Inc. 7.25%, 6/15/37	25,000	31,515
5.85%, 8/15/45	10,000	10,963
Rockwell Collins, Inc. 2.80%, 3/15/22	20,000	19,546
4.80%, 12/15/43	10,000	10,316
Roper Technologies, Inc. 3.80%, 12/15/26	5,000	4,903
Royal Caribbean Cruises Ltd. 7.50%, 10/15/27	10,000	11,909
Ryder System, Inc. 3.75%, 6/9/23	50,000	50,333
Sabra Health Care L.P. 5.13%, 8/15/26	5,000	4,860
Santander Holdings USA, Inc. 4.40%, 7/13/27	25,000	24,379
Seagate HDD Cayman 4.25%, 3/1/22	50,000	49,804
Sempra Energy 1.63%, 10/7/19	5,000	4,923
2.40%, 3/15/20	5,000	4,937
2.88%, 10/1/22	5,000	4,878
4.05%, 12/1/23	5,000	5,075
3.25%, 6/15/27	25,000	23,432
Shire Acquisitions Investments Ireland DAC 2.40%, 9/23/21	10,000	9,672
Simon Property Group L.P. 2.50%, 9/1/20	5,000	4,947
4.38%, 3/1/21	100,000	102,741
2.35%, 1/30/22	5,000	4,856
2.75%, 2/1/23	5,000	4,875

See Notes to Financial Statements.

66	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2018

Investments	Principal Amount	Value

3.75%, 2/1/24	$5,000	$5,059
3.30%, 1/15/26	5,000	4,874
3.25%, 11/30/26	5,000	4,838
South Carolina Electric & Gas Co. 5.10%, 6/1/65	20,000	20,612
Southern California Edison Co. 4.65%, 10/1/43	79,000	83,498
Southern California Gas Co. 4.13%, 6/1/48, Series UU	5,000	5,071
Southern Co. Gas Capital Corp. 4.40%, 6/1/43	5,000	4,966
Southern Power Co. 5.15%, 9/15/41	15,000	15,380
Southwest Airlines Co. 2.75%, 11/6/19	5,000	4,988
Spectra Energy Partners L.P. 3.50%, 3/15/25	5,000	4,850
Spirit AeroSystems, Inc. 3.95%, 6/15/23	5,000	5,030
Starbucks Corp. 2.45%, 6/15/26	5,000	4,557
State Street Corp.
2.65%, 5/15/23, (2.653% fixed rate until 5/15/22; 3-month U.S. dollar London Interbank Offered Rate + 0.635% thereafter)(c)	5,000	4,879
3.10%, 5/15/23	50,000	49,420
Stryker Corp. 3.38%, 5/15/24	5,000	4,957
Sunoco Logistics Partners Operations L.P. 3.90%, 7/15/26	5,000	4,797
Synchrony Financial 2.70%, 2/3/20	5,000	4,955
3.70%, 8/4/26	5,000	4,541
Synovus Financial Corp. 3.13%, 11/1/22	5,000	4,794
Sysco Corp. 3.30%, 7/15/26	5,000	4,811
Tapestry, Inc. 4.13%, 7/15/27	5,000	4,801
Target Corp. 2.90%, 1/15/22	25,000	24,945
2.50%, 4/15/26	5,000	4,668
TD Ameritrade Holding Corp. 2.95%, 4/1/22	10,000	9,873
Texas Instruments, Inc. 1.65%, 8/3/19	5,000	4,958
2.90%, 11/3/27	30,000	28,650
Time Warner Cable LLC 6.75%, 6/15/39	47,500	52,551
4.50%, 9/15/42	10,000	8,474
Toyota Motor Credit Corp. 2.90%, 4/17/24	5,000	4,877
Travelers Cos., Inc. (The) 6.25%, 6/15/37	10,000	12,646
4.00%, 5/30/47	25,000	24,499
Trimble, Inc. 4.15%, 6/15/23	5,000	5,026

Investments	Principal Amount	Value

Tyson Foods, Inc. 2.25%, 8/23/21	$5,000	$4,841
U.S. Bancorp 2.63%, 1/24/22, Series V	5,000	4,908
3.90%, 4/26/28	30,000	30,622
Union Pacific Corp. 3.50%, 6/8/23	55,000	55,288
3.75%, 7/15/25	5,000	5,051
3.25%, 8/15/25	5,000	4,877
2.75%, 3/1/26	5,000	4,690
4.82%, 2/1/44	20,000	21,517
4.80%, 9/10/58	5,000	5,242
4.38%, 11/15/65	5,000	4,668
United Parcel Service, Inc. 2.45%, 10/1/22	5,000	4,863
2.40%, 11/15/26	5,000	4,608
3.05%, 11/15/27	25,000	24,086
3.40%, 11/15/46	5,000	4,452
United Technologies Corp. 1.50%, 11/1/19	5,000	4,923
1.95%, 11/1/21	25,000	24,040
3.75%, 11/1/46	50,000	44,458
UnitedHealth Group, Inc. 2.70%, 7/15/20	10,000	9,975
2.13%, 3/15/21	10,000	9,775
3.15%, 6/15/21	5,000	5,006
2.88%, 3/15/22	5,000	4,969
2.75%, 2/15/23	5,000	4,885
3.10%, 3/15/26	100,000	96,774
5.80%, 3/15/36	5,000	6,006
3.95%, 10/15/42	5,000	4,866
3.75%, 10/15/47	15,000	14,093
Ventas Realty L.P. 4.38%, 2/1/45	25,000	23,418
VEREIT Operating Partnership L.P. 3.95%, 8/15/27	5,000	4,776
Verizon Communications, Inc. 1.75%, 8/15/21	5,000	4,811
5.15%, 9/15/23	120,000	128,901
5.85%, 9/15/35	50,000	56,303
6.55%, 9/15/43	20,000	24,297
5.50%, 3/16/47	10,000	10,848
5.01%, 4/15/49	25,000	25,237
Visa, Inc. 3.65%, 9/15/47	30,000	28,498
Wachovia Corp. 5.50%, 8/1/35	5,000	5,462
Walgreens Boots Alliance, Inc. 3.80%, 11/18/24	30,000	29,715
Walmart, Inc. 1.75%, 10/9/19	5,000	4,955
3.25%, 10/25/20	5,000	5,064
2.35%, 12/15/22	5,000	4,860
6.50%, 8/15/37	50,000	66,804
4.05%, 6/29/48	10,000	10,139
Walt Disney Co. (The) 3.70%, 12/1/42	5,000	4,628
3.00%, 7/30/46	50,000	41,556

See Notes to Financial Statements.

WisdomTree Trust	67

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2018

Investments	Principal Amount	Value

Warner Media LLC 3.80%, 2/15/27	$25,000	$24,041
5.38%, 10/15/41	5,000	4,957
Waste Management, Inc. 4.75%, 6/30/20	5,000	5,162
Wells Fargo & Co.
2.55%, 12/7/20	10,000	9,881
3.00%, 1/22/21	5,000	4,982
2.10%, 7/26/21	10,000	9,671
4.13%, 8/15/23	100,000	101,872
3.58%, 5/22/28, (3.584% fixed rate until 5/22/27; 3-month U.S. dollar London Interbank Offered Rate + 1.31% thereafter)(c)	25,000	24,137
5.38%, 2/7/35	5,000	5,684
5.38%, 11/2/43	50,000	53,819
Welltower, Inc. 4.25%, 4/1/26	25,000	25,070
Western Union Co. (The) 3.60%, 3/15/22	5,000	4,967
4.25%, 6/9/23	5,000	5,017
Westlake Chemical Corp. 5.00%, 8/15/46	5,000	5,080
Whirlpool Corp. 4.50%, 6/1/46	5,000	4,518
Williams Cos, Inc.
3.75%, 6/15/27	10,000	9,617
6.30%, 4/15/40	10,000	11,496
Xerox Corp. 4.07%, 3/17/22	71,000	70,147
Xilinx, Inc. 2.13%, 3/15/19	70,000	69,819
3.00%, 3/15/21	5,000	4,979
Xylem, Inc. 4.88%, 10/1/21	5,000	5,218
3.25%, 11/1/26	5,000	4,746
Zimmer Biomet Holdings, Inc. 3.15%, 4/1/22	5,000	4,921

TOTAL CORPORATE BONDS (Cost: $12,269,618)		12,082,866
FOREIGN CORPORATE BONDS – 3.7%
Australia – 0.1%
BHP Billiton Finance USA Ltd. 5.00%, 9/30/43	25,000	28,092
Westpac Banking Corp. 2.15%, 3/6/20	10,000	9,873
2.60%, 11/23/20	10,000	9,884
3.35%, 3/8/27	25,000	24,102
4.32%, 11/23/31, (4.322% fixed rate until 11/23/26; 5-year U.S. dollar ICE Swap Rate + 2.236% thereafter)(c)	10,000	9,721

Total Australia		81,672
Belgium – 0.3%
Anheuser-Busch InBev Finance, Inc. 3.65%, 2/1/26	100,000	98,024

Investments	Principal Amount	Value

Anheuser-Busch InBev Worldwide, Inc.
4.60%, 4/15/48	$20,000	$19,773
4.44%, 10/6/48	20,000	19,233

Total Belgium		137,030
Brazil – 0.1%
Vale Overseas Ltd. 6.25%, 8/10/26	25,000	27,534
6.88%, 11/21/36	10,000	11,563

Total Brazil		39,097
Canada – 0.8%
Bank of Montreal 3.80%, 12/15/32, (3.803% fixed rate until 12/15/27; 5-year U.S. dollar Swap Rate + 1.432% thereafter)(c)	25,000	23,529
Bank of Nova Scotia (The) 2.45%, 9/19/22	50,000	48,372
Brookfield Finance, Inc. 4.70%, 9/20/47	5,000	4,831
Canadian Imperial Bank of Commerce 1.60%, 9/6/19	5,000	4,948
Canadian National Railway Co. 2.40%, 2/3/20	5,000	4,966
Cenovus Energy, Inc. 5.25%, 6/15/37	30,000	29,679
Kinross Gold Corp. 4.50%, 7/15/27	5,000	4,550
Magna International, Inc. 3.63%, 6/15/24	5,000	4,984
Methanex Corp. 4.25%, 12/1/24	25,000	24,527
Nexen Energy ULC 6.40%, 5/15/37	27,000	33,351
Nutrien Ltd. 5.63%, 12/1/40	5,000	5,461
5.25%, 1/15/45	5,000	5,257
Rogers Communications, Inc. 3.00%, 3/15/23	50,000	48,936
Royal Bank of Canada 2.15%, 3/6/20	5,000	4,944
TELUS Corp. 4.60%, 11/16/48	5,000	4,984
Thomson Reuters Corp. 4.50%, 5/23/43	5,000	4,728
Toronto-Dominion Bank (The) 1.45%, 8/13/19	5,000	4,943
1.90%, 10/24/19	10,000	9,903
1.85%, 9/11/20	100,000	97,783
TransCanada PipeLines Ltd. 4.25%, 5/15/28	20,000	20,200
4.63%, 3/1/34	30,000	30,498

Total Canada		421,374
Colombia – 0.2%
Ecopetrol S.A. 5.88%, 9/18/23	100,000	106,550

See Notes to Financial Statements.

68	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2018

Investments	Principal Amount	Value

Germany – 0.1%
Bayer US Finance II LLC 4.70%, 7/15/64(b)	$25,000	$21,959
Deutsche Bank AG 2.70%, 7/13/20	30,000	29,383
2.95%, 8/20/20(d)	5,000	4,920

Total Germany		56,262
Japan – 0.2%
Mitsubishi UFJ Financial Group, Inc. 3.00%, 2/22/22	5,000	4,920
3.76%, 7/26/23	50,000	50,396
3.78%, 3/2/25	5,000	5,006
3.68%, 2/22/27	20,000	19,699
Nomura Holdings, Inc. 6.70%, 3/4/20	10,000	10,490
Sumitomo Mitsui Financial Group, Inc. 2.93%, 3/9/21	10,000	9,903
2.63%, 7/14/26	10,000	9,156
3.35%, 10/18/27	25,000	23,986

Total Japan		133,556
Mexico – 0.3%
Petroleos Mexicanos 6.00%, 3/5/20	85,000	87,975
5.50%, 1/21/21	10,000	10,300
4.88%, 1/24/22	10,000	10,082
4.63%, 9/21/23	10,000	9,853
6.50%, 3/13/27	10,000	10,149
6.38%, 1/23/45	10,000	8,984
6.75%, 9/21/47	20,000	18,564
6.35%, 2/12/48(b)	20,000	17,850

Total Mexico		173,757
Netherlands – 0.2%
Cooperatieve Rabobank UA 5.25%, 5/24/41	25,000	28,773
Shell International Finance B.V. 3.40%, 8/12/23	50,000	50,378
5.50%, 3/25/40	29,000	34,491

Total Netherlands		113,642
Norway – 0.1%
Equinor ASA 2.25%, 11/8/19	5,000	4,963
2.45%, 1/17/23	60,000	58,457

Total Norway		63,420
Peru – 0.1%
Southern Copper Corp. 6.75%, 4/16/40	5,000	5,939
5.25%, 11/8/42	25,000	25,196

Total Peru		31,135

Spain – 0.1%
Telefonica Emisiones SAU 5.13%, 4/27/20	5,000	5,153
7.05%, 6/20/36	10,000	12,179

Telefonica Europe B.V. 8.25%, 9/15/30	50,000	65,464

Total Spain		82,796
Switzerland – 0.1%
ABB Finance USA, Inc. 2.80%, 4/3/20	5,000	4,993
Novartis Capital Corp. 1.80%, 2/14/20	5,000	4,929
2.40%, 5/17/22	5,000	4,873
3.70%, 9/21/42	15,000	14,631

Total Switzerland		29,426
United Kingdom – 1.0%
AstraZeneca PLC 1.95%, 9/18/19	5,000	4,961
BP Capital Markets PLC 2.75%, 5/10/23	30,000	29,191
3.54%, 11/4/24	5,000	5,009
3.12%, 5/4/26	5,000	4,824
3.28%, 9/19/27	25,000	24,220
Diageo Capital PLC 4.83%, 7/15/20	5,000	5,163
HSBC Holdings PLC 5.10%, 4/5/21	101,000	105,282
4.00%, 3/30/22	75,000	76,375
7.63%, 5/17/32	25,000	31,948
Lloyds Bank PLC 6.38%, 1/21/21	75,000	80,089
Royal Bank of Scotland Group PLC 5.13%, 5/28/24	100,000	100,488
Santander UK PLC 2.38%, 3/16/20	30,000	29,654
Unilever Capital Corp. 5.90%, 11/15/32	5,000	6,190
Vodafone Group PLC 4.38%, 2/19/43	10,000	9,083

Total United Kingdom		512,477
TOTAL FOREIGN CORPORATE BONDS (Cost: $2,002,552)		1,982,194
FOREIGN GOVERNMENT AGENCIES – 0.6%
Austria – 0.0%
Oesterreichische Kontrollbank AG 1.13%, 4/26/19	10,000	9,910
1.75%, 1/24/20	5,000	4,938
2.38%, 10/1/21	10,000	9,859

Total Austria		24,707
Canada – 0.3%
Export Development Canada 1.63%, 1/17/20	30,000	29,571
1.75%, 7/21/20	10,000	9,821
2.50%, 1/24/23	10,000	9,848
Province of British Columbia Canada 2.00%, 10/23/22	10,000	9,621
Province of Manitoba Canada 1.75%, 5/30/19	10,000	9,927

See Notes to Financial Statements.

WisdomTree Trust	69

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2018

Investments	Principal Amount	Value

Province of New Brunswick Canada 3.63%, 2/24/28	$20,000	$20,381
Province of Ontario Canada 4.40%, 4/14/20	10,000	10,252
1.88%, 5/21/20	10,000	9,837
2.55%, 2/12/21	10,000	9,900
2.50%, 9/10/21	10,000	9,848
2.25%, 5/18/22	10,000	9,701
3.20%, 5/16/24	10,000	10,014
Province of Quebec Canada 3.50%, 7/29/20	10,000	10,118
2.63%, 2/13/23	10,000	9,818
2.88%, 10/16/24, Series QO	10,000	9,889

Total Canada		178,546
Germany – 0.2%
Kreditanstalt fuer Wiederaufbau 1.50%, 9/9/19	10,000	9,896
2.75%, 9/8/20	10,000	9,996
1.63%, 5/29/20	30,000	29,435
1.88%, 12/15/20	10,000	9,799
2.38%, 8/25/21	10,000	9,867
2.13%, 6/15/22	10,000	9,730
2.13%, 1/17/23	10,000	9,686
2.50%, 11/20/24	15,000	14,632
Landwirtschaftliche Rentenbank 2.25%, 10/1/21	10,000	9,828

Total Germany		112,869
TOTAL FOREIGN GOVERNMENT AGENCIES (Cost: $316,158)		316,122
FOREIGN GOVERNMENT OBLIGATIONS – 1.1%
Colombia – 0.2%
Colombia Government International Bond 11.75%, 2/25/20	100,000	112,700
Italy – 0.2%
Republic of Italy Government International Bond 5.38%, 6/15/33	86,000	92,181
Mexico – 0.3%
Mexico Government International Bond 4.00%, 10/2/23	113,000	113,427
5.75%, 10/12/2110	20,000	20,125

Total Mexico		133,552
Philippines – 0.4%
Philippine Government International Bond 3.95%, 1/20/40	200,000	196,660
Uruguay – 0.0%
Uruguay Government International Bond 4.98%, 4/20/55	25,000	25,137
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost: $571,797)		560,230

SUPRANATIONAL BONDS – 1.1%
European Investment Bank 1.75%, 5/15/20	30,000	29,521
2.50%, 3/15/23	150,000	147,346
2.38%, 5/24/27	100,000	94,918
Inter-American Development Bank 1.75%, 9/14/22	150,000	143,649
International Bank for Reconstruction & Development 2.13%, 11/1/20	150,000	148,099
2.50%, 11/22/27, Series GDIF	25,000	24,018

TOTAL SUPRANATIONAL BONDS (Cost: $590,013)		587,551
COMMERCIAL MORTGAGE-BACKED SECURITIES – 2.0%
United States – 2.0%
CFCRE Commercial Mortgage Trust
3.83%, 12/15/47, Series 2011-C2, Class A4	95,175	96,074
COMM Mortgage Trust
3.60%, 5/10/47, Series 2014-CR17, Class ASB	55,000	55,693
2.87%, 2/10/48, Series 2015-DC1, Class A2	80,000	79,873
Federal Home Loan Mortgage Corp. Multifamily 3.43%, 1/25/27, Series K063, Class A2^(c)	70,000	70,652
Federal National Mortgage Association Alternative Credit Enhancement Securities
3.30%, 7/25/23, Series 2014-M1, Class A2^(c)	128,511	129,606
2.57%, 12/25/26, Series 2017-M3, Class A2^(c)	45,000	42,335
3.14%, 3/25/28, Series 2018-M4, Class A2^(c)	25,000	24,335
3.09%, 7/25/29, Series 2018-M3, Class A1^(c)	24,976	24,708
JPMBB Commercial Mortgage Securities Trust
4.08%, 2/15/47, Series 2014-C18, Class A5	50,000	51,806
Morgan Stanley Bank of America Merrill Lynch Trust
3.10%, 5/15/46, Series 2013-C9, Class A4	105,000	103,971
UBS Commercial Mortgage Trust
3.00%, 5/10/45, Series 2012-C1, Class AAB	177,047	176,895
WFRBS Commercial Mortgage Trust
4.02%, 12/15/46, Series 2013-C17, Class A4	100,000	103,227
2.90%, 3/15/47, Series 2014-C19, Class A2	83,876	83,889

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost: $1,058,858)		1,043,064
MUNICIPAL BONDS – 0.5%
United States – 0.5%
New Jersey Transportation Trust Fund Authority 5.75%, 12/15/28, Series C	50,000	55,810
Port Authority of New York & New Jersey 4.81%, 10/15/65, Series 192	25,000	28,314
State of California 7.55%, 4/1/39	120,000	178,400

TOTAL MUNICIPAL BONDS (Cost: $256,257)		262,524
ASSET-BACKED SECURITIES – 0.5%
United States – 0.5%
Americredit Automobile Receivables Trust 3.07%, 12/19/22, Series 2018-1, Class A3	30,000	30,007

See Notes to Financial Statements.

70	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2018

Investments	Principal Amount	Value
BMW Vehicle Owner Trust 2.51%, 6/25/24, Series 2018-A, Class A4	$10,000	$9,858
Citibank Credit Card Issuance Trust 1.92%, 4/7/22, Series 2017-A3, Class A3	100,000	98,524
GM Financial Automobile Leasing Trust 2.06%, 5/20/20, Series 2017-1, Class A3	45,000	44,815
Mercedes-Benz Auto Lease Trust 2.51%, 10/16/23, Series 2018-A, Class A4	20,000	19,837
World Financial Network Credit Card Master Trust 3.07%, 12/16/24, Series 2018-A, Class A	67,000	66,756

TOTAL ASSET-BACKED SECURITIES (Cost: $270,397)		269,797
REPURCHASE AGREEMENT – 2.8%
United States – 2.8%

Citigroup, Inc., tri-party repurchase agreement dated 8/31/18 (tri-party custodian: The Bank of New York Mellon Corp.), 1.97% due 9/4/18; Proceeds at maturity – $1,450,317 (fully collateralized by U.S. Treasury Bill, 0.00% due 1/10/19 and U.S. Treasury Note, 1.75% due 2/28/22; Market value – $1,479,004)

(Cost: $1,450,000)	1,450,000	1,450,000

	Shares
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 0.1%
United States – 0.1%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.92%(e)
(Cost: $69,435)(f)	69,435	69,435
TOTAL INVESTMENTS IN SECURITIES – 100.8% (Cost: $53,505,395)		53,044,563
Other Assets less Liabilities – (0.8)%		(438,124)

NET ASSETS – 100.0%		$52,606,439
^	Variable coupon rate based on weighted average interest rate of underlying mortgage.

(a)	To-be-announced (“TBA”) security (See Note 2). TBA securities are non-income producing.

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)	Rate shown reflects the accrual rate as of August 31, 2018 on securities with variable or step rates.

(d)	Security, or portion thereof, was on loan at August 31, 2018 (See Note 2).

(e)	Rate shown represents annualized 7-day yield as of August 31, 2018.

(f)

At August 31, 2018, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $67,483 and the total market value of the collateral held by the Fund was $69,435.

FINANCIAL DERIVATIVE INSTRUMENTS
FUTURES CONTRACTS† (EXCHANGE-TRADED)
Short Exposure	Contracts	Expiration Date	Notional Amount[1]	Unrealized Appreciation/ (Depreciation)
2 Year U.S. Treasury Note	62	12/31/18	$(13,104,281)	$(11,644)
5 Year U.S. Treasury Note	279	12/31/18	(31,638,164)	(58,878)
U.S. Treasury Ultra Long Term Bond	23	12/19/18	(3,664,188)	(14,022)
Ultra 10 Year U.S. Treasury Note	64	12/19/18	(8,195,000)	(25,000)
			$(56,601,633)	$(109,544)
†	As of August 31, 2018, cash collateral posted by the Fund with the broker for futures contracts was $480,951.

[1]	“Notional Amount” represents the current notional value of the futures contract.

See Notes to Financial Statements.

WisdomTree Trust	71

Schedule of Investments

WisdomTree Negative Duration High Yield Bond Fund (HYND)

August 31, 2018

Investments	Principal Amount	Value
CORPORATE BONDS – 86.5%
United States – 86.5%
24 Hour Fitness Worldwide, Inc. 8.00%, 6/1/22(a)(b)	$85,000	$85,452
Abe Investment Holdings, Inc. 7.00%, 10/15/20(a)	30,000	28,575
Acadia Healthcare Co., Inc. 5.13%, 7/1/22	50,000	50,500
ACE Cash Express, Inc. 12.00%, 12/15/22(a)	90,000	96,477
ACI Worldwide, Inc. 6.38%, 8/15/20(a)	50,000	50,000
Acosta, Inc. 7.75%, 10/1/22(a)	75,000	34,313
Actuant Corp. 5.63%, 6/15/22	50,000	51,125
ADT Corp. (The) 6.25%, 10/15/21	120,000	127,200
3.50%, 7/15/22	100,000	95,000
4.13%, 6/15/23(b)	75,000	71,531
Advanced Micro Devices, Inc. 7.50%, 8/15/22	40,000	45,000
AES Corp. 4.00%, 3/15/21	60,000	60,312
4.50%, 3/15/23	50,000	50,188
4.88%, 5/15/23	120,000	122,100
Ahern Rentals, Inc. 7.38%, 5/15/23(a)	65,000	64,272
Air Medical Group Holdings, Inc. 6.38%, 5/15/23(a)	40,000	36,200
AK Steel Corp. 7.63%, 10/1/21	40,000	41,000
7.50%, 7/15/23	35,000	36,750
Aleris International, Inc. 10.75%, 7/15/23(a)	43,000	45,903
Allegheny Technologies, Inc. 5.95%, 1/15/21	70,000	71,400
Allegiant Travel Co. 5.50%, 7/15/19(b)	20,000	20,300
Alliance One International, Inc. 8.50%, 4/15/21(a)	55,000	56,925
9.88%, 7/15/21(b)	60,000	57,675
Ally Financial, Inc. 8.00%, 12/31/18	45,000	45,790
3.75%, 11/18/19	145,000	145,906
8.00%, 3/15/20	260,000	276,575
7.50%, 9/15/20	150,000	160,500
4.25%, 4/15/21	50,000	50,259
4.63%, 5/19/22	65,000	65,569
Altice US Finance I Corp. 5.38%, 7/15/23(a)	200,000	201,750
AMC Entertainment Holdings, Inc. 5.88%, 2/15/22(b)	60,000	61,200
AMC Networks, Inc. 4.75%, 12/15/22	120,000	120,300
American Airlines Group, Inc. 5.50%, 10/1/19(a)	150,000	152,625

Investments	Principal Amount	Value
American Axle & Manufacturing, Inc. 6.63%, 10/15/22(b)	$49,000	$50,286
American Midstream Partners L.P. 9.25%, 12/15/21(a)	40,000	39,700
American Tire Distributors, Inc. 10.25%, 3/1/22(a)	105,000	37,275
Anixter, Inc. 5.63%, 5/1/19	36,000	36,675
5.13%, 10/1/21	125,000	129,062
5.50%, 3/1/23	40,000	41,950
Antero Resources Corp. 5.38%, 11/1/21	125,000	127,500
5.13%, 12/1/22	140,000	142,100
Apex Tool Group LLC 9.00%, 2/15/23(a)	30,000	29,325
APX Group, Inc. 6.38%, 12/1/19	26,000	26,414
8.75%, 12/1/20	85,000	85,212
7.88%, 12/1/22	100,000	102,375
Archrock Partners L.P. 6.00%, 4/1/21	34,000	34,085
6.00%, 10/1/22	35,000	35,088
Arconic, Inc. 6.15%, 8/15/20	175,000	182,656
5.40%, 4/15/21	115,000	118,497
Artesyn Embedded Technologies, Inc. 9.75%, 10/15/20(a)	50,000	48,000
Ascent Resources Utica Holdings LLC 10.00%, 4/1/22(a)	163,000	180,930
Ashland LLC 4.75%, 8/15/22	150,000	151,905
Ashton Woods USA LLC 6.88%, 2/15/21(a)	59,000	59,885
AV Homes, Inc. 6.63%, 5/15/22	35,000	35,831
Avis Budget Car Rental LLC 5.13%, 6/1/22(a)(b)	50,000	49,875
5.50%, 4/1/23(b)	70,000	69,912
B&G Foods, Inc. 4.63%, 6/1/21	122,000	121,695
Ball Corp. 5.00%, 3/15/22	215,000	222,794
Bausch Health Cos, Inc. 7.50%, 7/15/21(a)	140,000	142,486
5.63%, 12/1/21(a)	145,000	144,094
6.50%, 3/15/22(a)	126,000	130,725
5.50%, 3/1/23(a)	125,000	118,454
5.88%, 5/15/23(a)	335,000	321,516
Beazer Homes USA, Inc. 5.75%, 6/15/19	5,000	5,124
8.75%, 3/15/22	45,000	47,686
Berry Global, Inc. 6.00%, 10/15/22	75,000	77,437
5.13%, 7/15/23	75,000	74,906
Blackboard, Inc. 9.75%, 10/15/21(a)(b)	40,000	31,600

See Notes to Financial Statements.

72	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Negative Duration High Yield Bond Fund (HYND)

August 31, 2018

Investments	Principal Amount	Value

Blue Racer Midstream LLC 6.13%, 11/15/22(a)	$105,000	$107,623
BMC Software Finance, Inc. 8.13%, 7/15/21(a)	165,000	168,871
Boyd Gaming Corp. 6.88%, 5/15/23	75,000	79,125
Bristow Group, Inc. 6.25%, 10/15/22(b)	35,000	24,850
8.75%, 3/1/23(a)	35,000	33,513
Buckeye Partners L.P. 6.38%, 1/22/78, (6.375% fixed rate until 1/22/23; 3-month U.S. dollar London Interbank Offered Rate + 4.02% thereafter)(c)	35,000	33,421
C&S Group Enterprises LLC 5.38%, 7/15/22(a)	8,000	7,940
Cable One, Inc. 5.75%, 6/15/22(a)	45,000	45,900
Cablevision Systems Corp. 8.00%, 4/15/20	45,000	47,475
5.88%, 9/15/22	85,000	86,700
California Resources Corp. 8.00%, 12/15/22(a)(b)	235,000	211,794
Calpine Corp. 6.00%, 1/15/22(a)	40,000	40,850
5.38%, 1/15/23	130,000	123,987
Calumet Specialty Products Partners L.P. 6.50%, 4/15/21	120,000	118,800
7.63%, 1/15/22	35,000	34,825
7.75%, 4/15/23	30,000	29,850
Cardtronics, Inc. 5.13%, 8/1/22	45,000	44,393
Carpenter Technology Corp. 4.45%, 3/1/23	75,000	74,808
Carrizo Oil & Gas, Inc. 6.25%, 4/15/23(b)	80,000	82,200
CCO Holdings LLC 5.25%, 3/15/21	50,000	50,406
5.25%, 9/30/22	120,000	121,050
5.13%, 2/15/23	113,000	113,424
4.00%, 3/1/23(a)	50,000	47,813
5.13%, 5/1/23(a)	115,000	115,287
CEC Entertainment, Inc. 8.00%, 2/15/22(b)	25,000	23,750
Centene Corp. 5.63%, 2/15/21	137,000	140,082
4.75%, 5/15/22	110,000	112,475
Century Aluminum Co. 7.50%, 6/1/21(a)	24,000	24,240
Century Communities, Inc. 6.88%, 5/15/22	52,000	53,498
CenturyLink, Inc. 5.63%, 4/1/20, Series V	160,000	164,000
6.45%, 6/15/21, Series S	115,000	120,175
5.80%, 3/15/22, Series T	130,000	133,536
Cequel Communications Holdings I LLC 5.13%, 12/15/21(a)	131,000	131,560

Investments	Principal Amount	Value

CF Industries, Inc. 7.13%, 5/1/20	$50,000	$53,000
3.45%, 6/1/23(b)	75,000	72,281
Chaparral Energy, Inc. 8.75%, 7/15/23(a)	35,000	34,913
Chemours Co. (The) 6.63%, 5/15/23	85,000	89,144
Chesapeake Energy Corp. 6.63%, 8/15/20	25,000	26,063
6.13%, 2/15/21	70,000	71,750
4.88%, 4/15/22	125,000	121,250
8.00%, 12/15/22(a)(b)	140,000	147,350
Choice Hotels International, Inc. 5.75%, 7/1/22	100,000	105,750
Cinemark USA, Inc. 5.13%, 12/15/22	54,000	54,540
4.88%, 6/1/23	124,000	123,070
CIT Group, Inc. 5.38%, 5/15/20	30,000	30,975
4.13%, 3/9/21	45,000	45,281
5.00%, 8/15/22	145,000	148,262
CITGO Holding, Inc. 10.75%, 2/15/20(a)(b)	175,000	187,687
CITGO Petroleum Corp. 6.25%, 8/15/22(a)	25,000	25,313
Clean Harbors, Inc. 5.13%, 6/1/21	50,000	50,250
Clear Channel International B.V. 8.75%, 12/15/20(a)	16,000	16,600
Clear Channel Worldwide Holdings, Inc. 7.63%, 3/15/20, Series A	110,000	110,275
7.63%, 3/15/20, Series B	85,000	85,637
6.50%, 11/15/22, Series A	138,000	141,277
6.50%, 11/15/22, Series B	260,000	267,150
Clearwater Paper Corp. 4.50%, 2/1/23	40,000	37,300
Cleaver-Brooks, Inc. 7.88%, 3/1/23(a)	55,000	56,925
Cloud Peak Energy Resources LLC 12.00%, 11/1/21	25,000	25,375
CNG Holdings, Inc. 9.38%, 5/15/20(a)	35,000	35,000
CNO Financial Group, Inc. 4.50%, 5/30/20	45,000	45,788
CNX Resources Corp. 5.88%, 4/15/22	75,000	75,184
Cogent Communications Group, Inc. 5.38%, 3/1/22(a)	54,000	55,215
Commercial Metals Co. 4.88%, 5/15/23	30,000	29,400
CommScope, Inc. 5.00%, 6/15/21(a)	50,000	50,438
Community Health Systems, Inc. 5.13%, 8/1/21(b)	90,000	87,300
6.88%, 2/1/22(b)	264,000	135,960
6.25%, 3/31/23	335,000	319,925
11.00%, 6/30/23(a)(b)(c)	185,000	166,500

See Notes to Financial Statements.

WisdomTree Trust	73

Schedule of Investments (continued)

WisdomTree Negative Duration High Yield Bond Fund (HYND)

August 31, 2018

Investments	Principal Amount	Value

Consolidated Communications, Inc. 6.50%, 10/1/22(b)	$55,000	$52,181
Continental Resources, Inc. 5.00%, 9/15/22	120,000	121,619
4.50%, 4/15/23	200,000	204,824
CoreCivic, Inc. 4.13%, 4/1/20	30,000	30,225
4.63%, 5/1/23	55,000	53,625
Covanta Holding Corp. 6.38%, 10/1/22	40,000	40,800
CPG Merger Sub LLC 8.00%, 10/1/21(a)	50,000	51,000
Credit Acceptance Corp. 6.13%, 2/15/21	29,000	29,399
7.38%, 3/15/23	35,000	36,794
Crestwood Midstream Partners L.P. 6.25%, 4/1/23	125,000	129,531
Crown Americas LLC 4.50%, 1/15/23	45,000	45,113
CSC Holdings LLC 8.63%, 2/15/19	50,000	51,281
6.75%, 11/15/21	95,000	100,937
10.13%, 1/15/23(a)	200,000	219,500
CSI Compressco L.P. 7.25%, 8/15/22	30,000	27,938
CURO Financial Technologies Corp. 12.00%, 3/1/22(a)	85,000	94,137
CVR Partners L.P. 9.25%, 6/15/23(a)	80,000	85,600
CVR Refining LLC 6.50%, 11/1/22	100,000	102,500
Darling Ingredients, Inc. 5.38%, 1/15/22	75,000	76,031
DaVita, Inc. 5.75%, 8/15/22	125,000	127,031
DBP Holding Corp. 7.75%, 10/15/20(a)	25,000	11,375
DCP Midstream Operating L.P. 2.70%, 4/1/19	30,000	29,888
5.35%, 3/15/20(a)	72,000	73,800
4.95%, 4/1/22	35,000	35,613
3.88%, 3/15/23	125,000	122,187
5.85%, 5/21/43, (5.85% fixed rate until 5/21/23; 3-month U.S. dollar London Interbank Offered Rate + 3.85% thereafter)(a)(c)	70,000	64,750
Dean Foods Co. 6.50%, 3/15/23(a)(b)	65,000	62,075
Deck Chassis Acquisition, Inc. 10.00%, 6/15/23(a)	34,000	36,210
Dell International LLC 5.88%, 6/15/21(a)	275,000	283,639
Dell, Inc. 5.88%, 6/15/19(b)	50,000	51,000
4.63%, 4/1/21	50,000	51,000
Denbury Resources, Inc. 9.00%, 5/15/21(a)	55,000	59,400
9.25%, 3/31/22(a)	75,000	80,344

Investments	Principal Amount	Value

5.50%, 5/1/22	$35,000	$31,763
4.63%, 7/15/23	30,000	25,950
DISH DBS Corp. 7.88%, 9/1/19	125,000	129,531
5.13%, 5/1/20	155,000	156,356
6.75%, 6/1/21	80,000	81,400
5.88%, 7/15/22	195,000	187,931
5.00%, 3/15/23	250,000	223,437
DJO Finance LLC 10.75%, 4/15/20(b)	85,000	85,212
8.13%, 6/15/21(a)	95,000	98,591
Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.50%, 2/15/23(a)	25,000	25,063
DPL, Inc. 7.25%, 10/15/21	75,000	81,469
DriveTime Automotive Group, Inc. 8.00%, 6/1/21(a)	35,000	35,744
Dun & Bradstreet Corp. (The) 4.25%, 6/15/20	10,000	10,108
4.63%, 12/1/22	75,000	76,009
DynCorp International, Inc. 11.88%, 11/30/20, (10.375% Cash + 1.50% PIK)	37,565	39,302
Eagle Holding Co. II LLC 7.63%, 5/15/22, Toggle PIK (7.625% Cash or 8.375% PIK)(a)	60,000	60,900
Eclipse Resources Corp. 8.88%, 7/15/23	55,000	56,100
Edgewell Personal Care Co. 4.70%, 5/19/21	75,000	75,937
4.70%, 5/24/22	107,000	106,765
EMC Corp. 2.65%, 6/1/20	205,000	200,557
3.38%, 6/1/23(b)	75,000	70,873
Encompass Health Corp. 5.13%, 3/15/23	55,000	55,138
Endo Finance LLC 5.75%, 1/15/22(a)	75,000	69,750
7.25%, 1/15/22(a)	55,000	53,075
5.38%, 1/15/23(a)	70,000	60,200
6.00%, 7/15/23(a)	200,000	173,000
Energen Corp. 4.63%, 9/1/21	35,000	35,525
Energy Transfer Equity L.P. 7.50%, 10/15/20	59,000	63,646
4.25%, 3/15/23	150,000	150,795
Energy Ventures Gom LLC 11.00%, 2/15/23(a)	40,000	43,326
EnerSys 5.00%, 4/30/23(a)	8,000	8,110
EnLink Midstream Partners L.P. 2.70%, 4/1/19	40,000	39,808
Enova International, Inc. 9.75%, 6/1/21	55,000	57,888
EnPro Industries, Inc. 5.88%, 9/15/22	86,000	88,042

See Notes to Financial Statements.

74	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Negative Duration High Yield Bond Fund (HYND)

August 31, 2018

Investments	Principal Amount	Value

Envision Healthcare Corp. 5.13%, 7/1/22(a)	$70,000	$71,400
5.63%, 7/15/22	125,000	128,750
Enviva Partners L.P. 8.50%, 11/1/21	35,000	36,444
EP Energy LLC 6.38%, 6/15/23	35,000	22,400
Equinix, Inc. 5.38%, 1/1/22	125,000	129,037
5.38%, 4/1/23	105,000	107,756
Exela Intermediate LLC 10.00%, 7/15/23(a)	105,000	110,512
Ferrellgas L.P. 6.50%, 5/1/21(b)	50,000	46,000
6.75%, 1/15/22	45,000	40,275
6.75%, 6/15/23(b)	45,000	38,925
First Quality Finance Co., Inc. 4.63%, 5/15/21(a)	54,000	53,595
Flexi-Van Leasing, Inc. 10.00%, 2/15/23(a)	30,000	26,250
Foresight Energy LLC 11.50%, 4/1/23(a)	50,000	44,625
Fortress Transportation & Infrastructure Investors LLC 6.75%, 3/15/22(a)	115,000	119,456
Forum Energy Technologies, Inc. 6.25%, 10/1/21	35,000	35,175
Freeport-McMoRan, Inc. 3.10%, 3/15/20	100,000	99,415
4.00%, 11/14/21	70,000	69,628
3.55%, 3/1/22	200,000	193,500
6.88%, 2/15/23	75,000	80,437
3.88%, 3/15/23	195,000	187,931
Fresh Market, Inc. (The) 9.75%, 5/1/23(a)	85,000	58,650
Frontier Communications Corp. 8.13%, 10/1/18(b)	55,000	55,035
7.13%, 3/15/19(b)	40,000	40,350
8.75%, 4/15/22	45,000	36,450
10.50%, 9/15/22(b)	205,000	181,425
7.13%, 1/15/23(b)	95,000	65,194
FTI Consulting, Inc. 6.00%, 11/15/22	50,000	51,435
FTS International, Inc. 6.25%, 5/1/22	40,000	39,300
GameStop Corp. 6.75%, 3/15/21(a)(b)	50,000	50,500
Gates Global LLC 6.00%, 7/15/22(a)	63,000	63,788
GCI LLC 6.75%, 6/1/21	30,000	30,404
Genesis Energy L.P. 6.75%, 8/1/22	130,000	133,250
6.00%, 5/15/23	50,000	49,438
GenOn Energy, Inc. 7.88%, 6/15/17(d)(e)	70,000	48,125

Investments	Principal Amount	Value

Genworth Holdings, Inc. 7.70%, 6/15/20(b)	$40,000	$41,800
7.20%, 2/15/21	40,000	41,500
7.63%, 9/24/21	75,000	78,000
GEO Group, Inc. (The) 5.88%, 1/15/22	80,000	81,550
5.13%, 4/1/23	30,000	29,100
Global Partners L.P. 6.25%, 7/15/22	100,000	99,750
GLP Capital L.P. 4.88%, 11/1/20	130,000	133,575
Gogo Intermediate Holdings LLC 12.50%, 7/1/22(a)(b)	65,000	71,012
Graphic Packaging International LLC 4.88%, 11/15/22	50,000	50,500
Great Lakes Dredge & Dock Corp. 8.00%, 5/15/22	25,000	25,750
Great Western Petroleum LLC 9.00%, 9/30/21(a)	45,000	46,463
Griffon Corp. 5.25%, 3/1/22	60,000	59,418
Group 1 Automotive, Inc. 5.00%, 6/1/22	50,000	49,750
Guitar Center Escrow Issuer, Inc. 9.50%, 10/15/21(a)	60,000	58,350
Hardwoods Acquisition, Inc. 7.50%, 8/1/21(a)	30,000	27,638
Harland Clarke Holdings Corp. 6.88%, 3/1/20(a)	54,000	53,055
9.25%, 3/1/21(a)	80,000	73,200
8.38%, 8/15/22(a)	75,000	70,687
HC2 Holdings, Inc. 11.00%, 12/1/19(a)	50,000	50,750
HCA Healthcare, Inc. 6.25%, 2/15/21	110,000	115,225
HCA, Inc. 3.75%, 3/15/19	100,000	100,400
4.25%, 10/15/19	125,000	126,707
6.50%, 2/15/20	270,000	280,935
7.50%, 2/15/22	100,000	110,000
5.88%, 3/15/22	80,000	85,200
4.75%, 5/1/23	140,000	142,625
5.88%, 5/1/23	175,000	184,187
Hecla Mining Co. 6.88%, 5/1/21	65,000	65,751
Herc Rentals, Inc. 7.50%, 6/1/22(a)	65,000	68,331
Hertz Corp. (The) 5.88%, 10/15/20(b)	70,000	69,978
7.38%, 1/15/21(b)	115,000	115,431
7.63%, 6/1/22(a)	145,000	144,275
6.25%, 10/15/22(b)	50,000	46,875
Hexion Nova Scotia Finance ULC 9.00%, 11/15/20	55,000	46,750
Hexion, Inc. 6.63%, 4/15/20	150,000	142,312

See Notes to Financial Statements.

WisdomTree Trust	75

Schedule of Investments (continued)

WisdomTree Negative Duration High Yield Bond Fund (HYND)

August 31, 2018

Investments	Principal Amount	Value

10.00%, 4/15/20(b)	$40,000	$39,750
10.38%, 2/1/22(a)	75,000	74,177
HighPoint Operating Corp. 7.00%, 10/15/22	39,000	39,195
Hillman Group, Inc. (The) 6.38%, 7/15/22(a)	80,000	76,400
Hornbeck Offshore Services, Inc.
5.88%, 4/1/20	55,000	43,175
5.00%, 3/1/21(b)	25,000	18,125
Hot Topic, Inc. 9.25%, 6/15/21(a)	35,000	34,125
Hughes Satellite Systems Corp.
6.50%, 6/15/19	90,000	92,488
7.63%, 6/15/21	122,000	131,760
Huntsman International LLC
4.88%, 11/15/20	103,000	105,755
5.13%, 11/15/22	50,000	51,750
Icahn Enterprises L.P.
6.00%, 8/1/20	100,000	101,845
5.88%, 2/1/22	200,000	204,158
6.25%, 2/1/22	110,000	113,289
IFM US Colonial Pipeline 2 LLC 6.45%, 5/1/21(a)	100,000	106,206
Immucor, Inc. 11.13%, 2/15/22(a)(b)	35,000	35,263
Infor Software Parent LLC 7.13%, 5/1/21, Toggle PIK (7.125% Cash or 7.875% PIK)(a)	75,000	75,961
Infor U.S., Inc.
5.75%, 8/15/20(a)	75,000	76,219
6.50%, 5/15/22	160,000	162,875
Informatica LLC 7.13%, 7/15/23(a)	83,000	84,867
Ingles Markets, Inc. 5.75%, 6/15/23	65,000	65,650
Ingram Micro, Inc. 5.00%, 8/10/22	50,000	49,481
International Game Technology PLC 6.25%, 2/15/22(a)	200,000	207,400
INVISTA Finance LLC 4.25%, 10/15/19(a)	105,000	105,787
IQVIA, Inc. 4.88%, 5/15/23(a)	140,000	141,050
Iridium Communications, Inc. 10.25%, 4/15/23(a)	51,000	55,208
Iron Mountain, Inc. 4.38%, 6/1/21(a)	125,000	125,625
iStar, Inc.
5.00%, 7/1/19	25,000	25,047
6.00%, 4/1/22	158,000	159,777
Jack Ohio Finance LLC
6.75%, 11/15/21(a)	120,000	124,500
10.25%, 11/15/22(a)(b)	25,000	27,250
JC Penney Corp., Inc. 5.88%, 7/1/23(a)(b)	55,000	49,638

Investments	Principal Amount	Value

Jefferies Finance LLC 6.88%, 4/15/22(a)	$200,000	$203,000
Jones Energy Holdings LLC
6.75%, 4/1/22(b)	40,000	24,600
9.25%, 3/15/23(a)	50,000	50,875
Joseph T Ryerson & Son, Inc. 11.00%, 5/15/22(a)	85,000	93,925
Jurassic Holdings III, Inc. 6.88%, 2/15/21(a)(b)	80,000	78,400
K Hovnanian Enterprises, Inc.
10.00%, 7/15/22(a)	40,000	40,200
KB Home
4.75%, 5/15/19	100,000	100,750
7.50%, 9/15/22	50,000	53,375
7.63%, 5/15/23	40,000	42,956
Kinetic Concepts, Inc.
7.88%, 2/15/21(a)	25,000	25,875
12.50%, 11/1/21(a)	90,000	99,000
KLX, Inc. 5.88%, 12/1/22(a)	147,000	152,512
L Brands, Inc.
6.63%, 4/1/21	135,000	142,425
5.63%, 2/15/22	120,000	121,950
Ladder Capital Finance Holdings LLLP
5.88%, 8/1/21(a)	20,000	20,350
5.25%, 3/15/22(a)	136,000	136,850
Lamar Media Corp. 5.00%, 5/1/23	75,000	76,687
Laredo Petroleum, Inc. 5.63%, 1/15/22	75,000	75,187
Lee Enterprises, Inc. 9.50%, 3/15/22(a)	105,000	109,650
Leidos Holdings, Inc. 4.45%, 12/1/20	45,000	45,914
Lennar Corp.
4.50%, 6/15/19	50,000	50,313
6.63%, 5/1/20	100,000	104,706
8.38%, 1/15/21	49,000	54,023
4.75%, 4/1/21(b)	25,000	25,406
6.25%, 12/15/21	67,000	70,685
4.13%, 1/15/22	60,000	59,850
4.75%, 11/15/22	79,000	79,395
Level 3 Financing, Inc.
5.38%, 8/15/22	100,000	101,250
5.63%, 2/1/23	125,000	126,839
5.13%, 5/1/23	85,000	85,135
Level 3 Parent LLC 5.75%, 12/1/22	55,000	55,550
Lexmark International, Inc. 7.13%, 3/15/20(b)	50,000	44,000
LifePoint Health, Inc. 5.50%, 12/1/21	100,000	102,000
LIN Television Corp. 5.88%, 11/15/22	40,000	41,000
Live Nation Entertainment, Inc. 5.38%, 6/15/22(a)	80,000	81,700

See Notes to Financial Statements.

76	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Negative Duration High Yield Bond Fund (HYND)

August 31, 2018

Investments	Principal Amount	Value

Lonestar Resources America, Inc. 11.25%, 1/1/23(a)	$30,000	$32,700
LSB Industries, Inc. 9.63%, 5/1/23(a)	59,000	61,803
M/I Homes, Inc.
6.75%, 1/15/21	50,000	51,369
Mack-Cali Realty L.P. 3.15%, 5/15/23	25,000	22,162
Mallinckrodt International Finance S.A. 4.88%, 4/15/20(a)	50,000	50,063
5.75%, 8/1/22(a)(b)	50,000	46,875
4.75%, 4/15/23(b)	115,000	100,337
Manitowoc Co., Inc. (The) 12.75%, 8/15/21(a)	50,000	55,250
Martin Midstream Partners L.P. 7.25%, 2/15/21	35,000	35,088
Masonite International Corp. 5.63%, 3/15/23(a)	48,000	49,320
MasTec, Inc. 4.88%, 3/15/23	45,000	44,438
Mattel, Inc.
4.35%, 10/1/20(b)	30,000	29,981
2.35%, 8/15/21	50,000	45,250
3.15%, 3/15/23(b)	25,000	21,976
MBIA, Inc. 6.40%, 8/15/22	40,000	39,700
Meritage Homes Corp. 7.00%, 4/1/22	50,000	54,000
MGM Resorts International
6.75%, 10/1/20	100,000	105,375
6.63%, 12/15/21	260,000	275,600
7.75%, 3/15/22	180,000	198,225
6.00%, 3/15/23	25,000	26,016
Michaels Stores, Inc. 5.88%, 12/15/20(a)	50,000	50,250
Midas Intermediate Holdco II LLC 7.88%, 10/1/22(a)	39,000	34,174
Midcontinent Express Pipeline LLC 6.70%, 9/15/19(a)	44,000	45,216
Molina Healthcare, Inc. 5.38%, 11/15/22	95,000	97,375
Momentive Performance Materials, Inc. 3.88%, 10/24/21	125,000	133,750
Monitronics International, Inc. 9.13%, 4/1/20(b)	55,000	40,700
Moog, Inc. 5.25%, 12/1/22(a)	75,000	76,219
Multi-Color Corp. 6.13%, 12/1/22(a)	11,000	11,303
Murphy Oil Corp.
4.00%, 6/1/22(b)	45,000	44,499
4.45%, 12/1/22(b)	80,000	80,050
Murray Energy Corp. 11.25%, 4/15/21(a)(b)	121,000	86,364
Nabors Industries, Inc.
5.00%, 9/15/20	54,000	54,467

Investments	Principal Amount	Value

4.63%, 9/15/21	$70,000	$69,896
5.50%, 1/15/23(b)	75,000	75,178
National CineMedia LLC 6.00%, 4/15/22	105,000	107,100
Nationstar Mortgage Holdings, Inc. 8.13%, 7/15/23(a)	100,000	104,000
Nationstar Mortgage LLC 6.50%, 7/1/21	60,000	60,150
Natural Resource Partners L.P. 10.50%, 3/15/22	55,000	59,125
Navient Corp.
4.88%, 6/17/19	50,000	50,400
8.00%, 3/25/20	300,000	318,825
5.88%, 3/25/21	150,000	153,982
6.63%, 7/26/21	70,000	73,062
6.50%, 6/15/22	100,000	103,530
5.50%, 1/25/23	95,000	94,287
Navios Maritime Acquisition Corp. 8.13%, 11/15/21(a)	70,000	60,550
Navios Maritime Holdings, Inc. 7.38%, 1/15/22(a)	60,000	50,100
NCL Corp., Ltd. 4.75%, 12/15/21(a)	90,000	90,787
NCR Corp.
4.63%, 2/15/21	50,000	49,250
5.88%, 12/15/21	40,000	40,516
5.00%, 7/15/22	110,000	107,800
Neiman Marcus Group Ltd. LLC
8.00%, 10/15/21(a)(b)	110,000	75,075
8.75%, 10/15/21, Toggle PIK (8.75% Cash or 9.50% PIK)(a)	60,000	41,250
Neovia Logistics Services LLC 8.88%, 8/1/20(a)	40,000	36,750
Netflix, Inc.
5.38%, 2/1/21(b)	45,000	46,519
5.50%, 2/15/22	65,000	67,356
New Home Co., Inc. (The) 7.25%, 4/1/22	75,000	76,500
Newfield Exploration Co. 5.75%, 1/30/22	90,000	95,400
Nexstar Broadcasting, Inc. 6.13%, 2/15/22(a)	85,000	86,859
NGL Energy Partners L.P.
5.13%, 7/15/19	75,000	75,412
6.88%, 10/15/21	40,000	40,700
NGPL PipeCo LLC 4.38%, 8/15/22(a)	70,000	70,787
Nielsen Co. Luxembourg SARL (The) 5.50%, 10/1/21(a)	150,000	150,562
Nielsen Finance LLC
4.50%, 10/1/20	50,000	50,000
5.00%, 4/15/22(a)	240,000	233,652
Nine West Holdings, Inc. 8.25%, 3/15/19(a)(d)	25,000	6,875
Northern Oil and Gas, Inc. 8.00%, 6/1/20(b)	25,000	25,125

See Notes to Financial Statements.

WisdomTree Trust	77

Schedule of Investments (continued)

WisdomTree Negative Duration High Yield Bond Fund (HYND)

August 31, 2018

Investments	Principal Amount	Value

Northwest Acquisitions ULC 7.13%, 11/1/22(a)	$60,000	$61,425
NRG Energy, Inc. 6.25%, 7/15/22	69,000	71,415
Nuance Communications, Inc. 5.38%, 8/15/20(a)	13,000	13,008
NuStar Logistics L.P. 4.80%, 9/1/20	95,000	96,069
Oasis Petroleum, Inc.
6.88%, 3/15/22(b)	48,000	48,960
6.88%, 1/15/23	75,000	76,687
Ocwen Loan Servicing LLC 8.38%, 11/15/22(a)	35,000	35,613
OI European Group B.V. 4.00%, 3/15/23(a)	30,000	28,538
Omnimax International, Inc. 12.00%, 8/15/20(a)	100,000	104,500
Ortho-Clinical Diagnostics, Inc. 6.63%, 5/15/22(a)	150,000	147,937
Outfront Media Capital LLC 5.25%, 2/15/22	130,000	131,136
Owens-Brockway Glass Container, Inc. 5.00%, 1/15/22(a)	50,000	50,313
Oxford Finance LLC 6.38%, 12/15/22(a)	40,000	41,000
Park Aerospace Holdings Ltd. 5.25%, 8/15/22(a)	195,000	199,387
4.50%, 3/15/23(a)	130,000	128,862
Parker Drilling Co. 6.75%, 7/15/22(b)	35,000	27,825
Peabody Energy Corp. 6.00%, 3/31/22(a)	45,000	45,338
Penske Automotive Group, Inc. 5.75%, 10/1/22	50,000	51,031
PetSmart, Inc. 7.13%, 3/15/23(a)	205,000	138,887
PF Chang’s China Bistro, Inc. 10.25%, 6/30/20(a)(b)	30,000	28,950
PHI, Inc. 5.25%, 3/15/19(b)	75,000	71,625
Pioneer Energy Services Corp. 6.13%, 3/15/22	30,000	26,400
Pioneer Holdings LLC 9.00%, 11/1/22(a)	25,000	25,875
Pitney Bowes, Inc.
3.63%, 9/15/20	45,000	44,719
3.63%, 10/1/21	55,000	52,422
4.38%, 5/15/22	35,000	32,069
4.70%, 4/1/23	50,000	44,875
Plantronics, Inc. 5.50%, 5/31/23(a)	50,000	49,750
Platform Specialty Products Corp. 6.50%, 2/1/22(a)	130,000	133,412
Polaris Intermediate Corp. 8.50%, 12/1/22, Toggle PIK (8.50% Cash or 9.25% PIK)(a)	120,000	124,350

Investments	Principal Amount	Value

PolyOne Corp. 5.25%, 3/15/23	$50,000	$51,703
PQ Corp. 6.75%, 11/15/22(a)	100,000	104,875
Prime Security Services Borrower LLC 9.25%, 5/15/23(a)	235,000	252,343
PulteGroup, Inc. 4.25%, 3/1/21	80,000	80,624
QEP Resources, Inc.
6.88%, 3/1/21	115,000	121,612
5.38%, 10/1/22	90,000	90,927
Quorum Health Corp. 11.63%, 4/15/23(b)	35,000	35,000
QVC, Inc.
5.13%, 7/2/22	125,000	127,645
4.38%, 3/15/23	25,000	24,751
Qwest Corp. 6.75%, 12/1/21	105,000	112,748
Radiate Holdco LLC 6.88%, 2/15/23(a)	55,000	53,350
Range Resources Corp. 5.00%, 3/15/23	195,000	191,743
Realogy Group LLC
4.50%, 4/15/19(a)	55,000	55,413
5.25%, 12/1/21(a)	65,000	65,081
4.88%, 6/1/23(a)	60,000	56,400
RegionalCare Hospital Partners Holdings, Inc. 8.25%, 5/1/23(a)	75,000	80,062
Rent-A-Center, Inc. 6.63%, 11/15/20(b)	83,000	83,726
Resolute Energy Corp. 8.50%, 5/1/20	25,000	25,016
Resolute Forest Products, Inc. 5.88%, 5/15/23(b)	60,000	62,025
Revlon Consumer Products Corp. 5.75%, 2/15/21(b)	50,000	41,250
Reynolds Group Issuer, Inc.
5.75%, 10/15/20	387,643	388,612
5.13%, 7/15/23(a)	160,000	159,600
RHP Hotel Properties L.P.
5.00%, 4/15/21	35,000	35,465
5.00%, 4/15/23	71,000	71,334
Rite Aid Corp. 6.13%, 4/1/23(a)	170,000	153,374
Riverbed Technology, Inc. 8.88%, 3/1/23(a)(b)	50,000	46,438
Rivers Pittsburgh Borrower L.P. 6.13%, 8/15/21(a)	55,000	55,138
Rockies Express Pipeline LLC
6.00%, 1/15/19(a)	110,000	111,197
5.63%, 4/15/20(a)	53,000	54,921
Rowan Cos., Inc. 4.88%, 6/1/22	74,000	69,190
RR Donnelley & Sons Co. 7.88%, 3/15/21(b)	45,000	47,644

See Notes to Financial Statements.

78	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Negative Duration High Yield Bond Fund (HYND)

August 31, 2018

Investments	Principal Amount	Value

rue21, Inc. 9.00%, 10/15/21(a)(d)	$25,000	$94
Sable Permian Resources Land LLC
8.00%, 6/15/20(a)	22,000	21,945
7.13%, 11/1/20(a)	60,000	38,700
13.00%, 11/30/20(a)	50,000	55,500
7.38%, 11/1/21(a)	50,000	31,500
Sabre GLBL, Inc. 5.38%, 4/15/23(a)	60,000	60,750
Safeway, Inc. 5.00%, 8/15/19	50,000	50,375
Sanchez Energy Corp.
7.75%, 6/15/21	63,000	44,100
6.13%, 1/15/23(b)	105,000	59,813
7.25%, 2/15/23(a)(b)	50,000	48,875
Sanmina Corp. 4.38%, 6/1/19(a)	55,000	55,371
SBA Communications Corp. 4.88%, 7/15/22	75,000	76,125
4.00%, 10/1/22	75,000	73,705
SCANA Corp. 4.75%, 5/15/21(b)	50,000	50,545
4.13%, 2/1/22	35,000	34,659
Scientific Games International, Inc. 6.63%, 5/15/21	50,000	49,750
10.00%, 12/1/22	205,000	217,577
Sealed Air Corp. 4.88%, 12/1/22(a)	75,000	75,656
5.25%, 4/1/23(a)	70,000	71,400
Select Medical Corp. 6.38%, 6/1/21	65,000	65,894
SemGroup Corp. 5.63%, 7/15/22	100,000	99,625
Seminole Hard Rock Entertainment, Inc. 5.88%, 5/15/21(a)	45,000	45,225
Service Corp. International 5.38%, 1/15/22	122,000	124,100
SESI LLC 7.13%, 12/15/21	45,000	45,731
Shea Homes L.P. 5.88%, 4/1/23(a)	40,000	39,800
Sinclair Television Group, Inc. 5.38%, 4/1/21	55,000	55,344
6.13%, 10/1/22	67,000	68,940
Sirius XM Radio, Inc. 3.88%, 8/1/22(a)	75,000	73,965
4.63%, 5/15/23(a)	50,000	49,950
SM Energy Co. 6.13%, 11/15/22(b)	58,000	59,958
Sonic Automotive, Inc. 5.00%, 5/15/23	30,000	28,425
Sotera Health Holdings LLC 6.50%, 5/15/23(a)	50,000	51,595
Southern Star Central Corp. 5.13%, 7/15/22(a)	110,000	110,275

Investments	Principal Amount	Value

Southwestern Energy Co. 4.10%, 3/15/22(b)	$115,000	$112,700
Spectrum Brands Holdings, Inc. 7.75%, 1/15/22	100,000	103,000
Spectrum Brands, Inc. 6.63%, 11/15/22	50,000	51,563
Springleaf Finance Corp. 5.25%, 12/15/19	75,000	76,219
8.25%, 12/15/20	100,000	108,375
7.75%, 10/1/21	75,000	81,281
6.13%, 5/15/22	103,000	106,347
5.63%, 3/15/23	95,000	95,000
Sprint Capital Corp. 6.90%, 5/1/19	145,000	148,625
Sprint Communications, Inc. 9.00%, 11/15/18(a)	43,000	43,538
7.00%, 3/1/20(a)	50,000	52,063
7.00%, 8/15/20	313,000	328,650
11.50%, 11/15/21	160,000	189,200
6.00%, 11/15/22	175,000	177,571
Sprint Corp. 7.25%, 9/15/21	115,000	120,858
Standard Industries, Inc. 5.50%, 2/15/23(a)	125,000	128,162
StandardAero Aviation Holdings, Inc. 10.00%, 7/15/23(a)	50,000	54,000
Starwood Property Trust, Inc. 3.63%, 2/1/21(a)	50,000	48,875
5.00%, 12/15/21	69,000	69,690
Steel Dynamics, Inc. 5.13%, 10/1/21	100,000	101,525
5.25%, 4/15/23	50,000	50,953
Summit Materials LLC 6.13%, 7/15/23	65,000	66,219
Sungard Availability Services Capital, Inc. 8.75%, 4/1/22(a)	45,000	22,950
Sunoco L.P. 4.88%, 1/15/23(a)	95,000	93,959
SUPERVALU, Inc. 7.75%, 11/15/22	50,000	52,125
Surgery Center Holdings, Inc. 8.88%, 4/15/21(a)(b)	80,000	83,700
Symantec Corp. 4.20%, 9/15/20	125,000	126,124
Synovus Financial Corp. 5.75%, 12/15/25, (5.75% fixed rate until 12/15/20; 3-month U.S. dollar London Interbank Offered Rate + 4.182% thereafter)(c)	50,000	51,800
T-Mobile USA, Inc. 4.00%, 4/15/22(b)	55,000	54,794
6.00%, 3/1/23	165,000	170,230
Talen Energy Supply LLC 4.60%, 12/15/21	55,000	47,988
9.50%, 7/15/22(a)(b)	50,000	48,500
Tapstone Energy LLC 9.75%, 6/1/22(a)	30,000	26,400

See Notes to Financial Statements.

WisdomTree Trust	79

Schedule of Investments (continued)

WisdomTree Negative Duration High Yield Bond Fund (HYND)

August 31, 2018

Investments	Principal Amount	Value

Targa Resources Partners L.P. 4.13%, 11/15/19	$50,000	$50,165
5.25%, 5/1/23	100,000	101,500
Taylor Morrison Communities, Inc. 5.25%, 4/15/21(a)	50,000	50,125
5.88%, 4/15/23(a)	43,000	43,228
Teekay Offshore Partners L.P. 8.50%, 7/15/23(a)(b)	75,000	77,062
TEGNA, Inc. 4.88%, 9/15/21(a)	150,000	150,750
Tenet Healthcare Corp. 6.75%, 2/1/20	65,000	67,031
4.75%, 6/1/20	45,000	45,675
6.00%, 10/1/20	150,000	156,375
4.50%, 4/1/21	80,000	80,300
4.38%, 10/1/21	175,000	175,437
7.50%, 1/1/22(a)	75,000	78,820
8.13%, 4/1/22	260,000	275,600
6.75%, 6/15/23(b)	220,000	220,825
TerraForm Power Operating LLC 4.25%, 1/31/23(a)	50,000	48,875
TIBCO Software, Inc. 11.38%, 12/1/21(a)	155,000	166,044
TMX Finance LLC 11.13%, 4/1/23(a)	60,000	61,725
Toll Brothers Finance Corp. 4.00%, 12/31/18	75,000	75,187
5.88%, 2/15/22	25,000	26,156
4.38%, 4/15/23	35,000	34,964
Townsquare Media, Inc. 6.50%, 4/1/23(a)(b)	25,000	23,531
TPC Group, Inc. 8.75%, 12/15/20(a)	100,000	100,500
TransDigm, Inc. 5.50%, 10/15/20	65,000	65,244
6.00%, 7/15/22	175,000	177,187
Transocean, Inc. 6.50%, 11/15/20	75,000	77,625
8.38%, 12/15/21	111,000	119,325
9.00%, 7/15/23(a)	120,000	129,750
TRI Pointe Group, Inc. 4.38%, 6/15/19	66,000	66,660
4.88%, 7/1/21	30,000	30,000
Tribune Media Co. 5.88%, 7/15/22	102,000	104,040
Triumph Group, Inc. 4.88%, 4/1/21(b)	35,000	33,688
5.25%, 6/1/22	30,000	28,275
Ultra Resources, Inc. 6.88%, 4/15/22(a)(b)	70,000	34,475
Unit Corp. 6.63%, 5/15/21	65,000	65,244
United Continental Holdings, Inc. 4.25%, 10/1/22	25,000	24,594
United Rentals North America, Inc. 4.63%, 7/15/23	100,000	101,450

Investments	Principal Amount	Value

United States Steel Corp. 7.38%, 4/1/20(b)	$105,000	$110,447
Uniti Group L.P. 6.00%, 4/15/23(a)	50,000	48,125
Univar USA, Inc. 6.75%, 7/15/23(a)	40,000	41,300
Universal Hospital Services, Inc. 7.63%, 8/15/20	125,000	125,625
Univision Communications, Inc. 6.75%, 9/15/22(a)	25,000	25,594
5.13%, 5/15/23(a)	170,000	161,925
Urban One, Inc. 9.25%, 2/15/20(a)(b)	25,000	24,875
7.38%, 4/15/22(a)	35,000	34,913
VeriSign, Inc. 4.63%, 5/1/23	100,000	101,920
Vertiv Intermediate Holding Corp. 12.00%, 2/15/22, Toggle PIK (12.00% Cash or 13.00% PIK)(a)	45,000	45,956
VFH Parent LLC 6.75%, 6/15/22(a)	45,000	46,463
Viacom, Inc. 5.88%, 2/28/57, (5.875% fixed rate until 2/28/22; 3-month U.S. dollar London Interbank Offered Rate + 3.895% thereafter)(c)	60,000	58,918
Vine Oil & Gas L.P. 8.75%, 4/15/23(a)	55,000	53,281
Vistra Energy Corp. 7.38%, 11/1/22	165,000	172,219
Voya Financial, Inc. 5.65%, 5/15/53, (5.65% fixed rate until 5/15/23; 3-month U.S. dollar London Interbank Offered Rate + 3.58% thereafter)(c)	75,000	75,187
W/S Packaging Holdings, Inc. 9.00%, 4/15/23(a)	45,000	46,125
Watco Cos. LLC 6.38%, 4/1/23(a)	50,000	51,313
Weatherford International Ltd. 5.13%, 9/15/20	35,000	34,913
7.75%, 6/15/21(b)	75,000	73,781
4.50%, 4/15/22(b)	60,000	52,500
8.25%, 6/15/23(b)	70,000	65,275
WESCO Distribution, Inc. 5.38%, 12/15/21	50,000	50,813
WEX, Inc. 4.75%, 2/1/23(a)	50,000	50,313
Whiting Petroleum Corp. 5.75%, 3/15/21	95,000	97,612
6.25%, 4/1/23	75,000	77,437
William Carter Co. (The) 5.25%, 8/15/21	59,000	59,922
Williams Cos., Inc. (The) 7.88%, 9/1/21	30,000	33,488
3.70%, 1/15/23	95,000	94,169
WPX Energy, Inc. 6.00%, 1/15/22	9,000	9,338

See Notes to Financial Statements.

80	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Negative Duration High Yield Bond Fund (HYND)

August 31, 2018

Investments	Principal Amount	Value

WR Grace & Co-Conn 5.13%, 10/1/21(a)	$100,000	$103,000
Wyndham Destinations, Inc. 4.25%, 3/1/22	70,000	67,721
3.90%, 3/1/23	80,000	75,000
Xerium Technologies, Inc. 9.50%, 8/15/21	45,000	47,363
XPO Logistics, Inc. 6.50%, 6/15/22(a)	112,000	116,113
York Risk Services Holding Corp. 8.50%, 10/1/22(a)	35,000	31,500
Yum! Brands, Inc. 5.30%, 9/15/19	35,000	35,752
3.88%, 11/1/20(b)	50,000	50,188
3.75%, 11/1/21	75,000	74,250
Zayo Group LLC 6.00%, 4/1/23	150,000	155,350
Zekelman Industries, Inc. 9.88%, 6/15/23(a)	55,000	59,881

TOTAL CORPORATE BONDS (Cost: $49,322,430)		49,342,926
FOREIGN CORPORATE BONDS – 10.3%
Australia – 0.4%
Barminco Finance Pty Ltd. 6.63%, 5/15/22(a)	35,000	34,737
FMG Resources August 2006 Pty Ltd. 4.75%, 5/15/22(a)	75,000	73,879
5.13%, 3/15/23(a)(b)	50,000	49,000
Virgin Australia Holdings Ltd. 7.88%, 10/15/21(a)	86,000	84,925

Total Australia		242,541
Bermuda – 0.1%
Teekay Corp. 8.50%, 1/15/20	60,000	62,175
Canada – 4.3%
1011778 BC ULC 4.63%, 1/15/22(a)	125,000	125,312
Air Canada 7.75%, 4/15/21(a)	105,000	113,400
Athabasca Oil Corp. 9.88%, 2/24/22(a)	100,000	103,750
Baytex Energy Corp. 5.13%, 6/1/21(a)	25,000	24,438
Bombardier, Inc. 7.75%, 3/15/20(a)	80,000	84,300
8.75%, 12/1/21(a)	130,000	143,650
5.75%, 3/15/22(a)	65,000	65,487
6.00%, 10/15/22(a)	180,000	181,350
6.13%, 1/15/23(a)	115,000	116,437
Brookfield Residential Properties, Inc. 6.50%, 12/15/20(a)	22,000	22,187
6.13%, 7/1/22(a)	125,000	126,562
Cascades, Inc. 5.50%, 7/15/22(a)	60,000	60,300

Investments	Principal Amount	Value

Concordia International Corp. 9.00%, 4/1/22(a)	$35,000	$32,025
Cooke Omega Investments, Inc. 8.50%, 12/15/22(a)	30,000	29,925
Eldorado Gold Corp. 6.13%, 12/15/20(a)	80,000	75,400
GFL Environmental, Inc. 5.63%, 5/1/22(a)	75,000	72,937
goeasy Ltd. 7.88%, 11/1/22(a)	65,000	68,087
Hudbay Minerals, Inc. 7.25%, 1/15/23(a)	69,000	70,552
Imperial Metals Corp. 7.00%, 3/15/19(a)(b)	30,000	25,950
Jupiter Resources, Inc. 8.50%, 10/1/22(a)	110,000	55,825
Kissner Holdings L.P. 8.38%, 12/1/22(a)	55,000	56,238
MEG Energy Corp. 6.38%, 1/30/23(a)	76,000	69,350
Mountain Province Diamonds, Inc. 8.00%, 12/15/22(a)	45,000	46,069
New Gold, Inc. 6.25%, 11/15/22(a)	55,000	49,088
Norbord, Inc. 6.25%, 4/15/23(a)	15,000	15,694
Open Text Corp. 5.63%, 1/15/23(a)	25,000	25,938
Quebecor Media, Inc. 5.75%, 1/15/23	141,000	146,640
Rockpoint Gas Storage Canada Ltd. 7.00%, 3/31/23(a)	35,000	35,438
Seven Generations Energy Ltd. 6.88%, 6/30/23(a)	45,000	47,025
Taseko Mines Ltd. 8.75%, 6/15/22(a)	50,000	50,500
Teine Energy Ltd. 6.88%, 9/30/22(a)	55,000	55,550
Tervita Escrow Corp. 7.63%, 12/1/21(a)	115,000	119,744
Videotron Ltd. 5.00%, 7/15/22	75,000	76,594
Xplornet Communications, Inc. 9.63%, 6/1/22, Toggle PIK (9.625% Cash or 10.625% PIK)(a)	26,328	26,986

Total Canada		2,418,728
Finland – 0.2%
Nokia Oyj 3.38%, 6/12/22	125,000	122,485
France – 0.1%
Credit Agricole S.A. 8.38%, 10/13/19, (8.375% fixed rate until 10/13/19; 3-month U.S. dollar London Interbank Offered Rate + 6.982% thereafter)(a)(c)(f)	71,000	74,416

See Notes to Financial Statements.

WisdomTree Trust	81

Schedule of Investments (concluded)

WisdomTree Negative Duration High Yield Bond Fund (HYND)

August 31, 2018

Investments	Principal Amount	Value

Germany – 0.3%
Deutsche Bank AG 4.30%, 5/24/28, (4.296% fixed rate until 5/24/23; 5-year U.S. dollar Swap Rate + 2.248% thereafter)(c)	$200,000	$182,994
Ireland – 0.4%
Ardagh Packaging Finance PLC 4.63%, 5/15/23(a)	200,000	198,750
Avolon Holdings Funding Ltd. 5.50%, 1/15/23(a)	45,000	46,350

Total Ireland		245,100
Italy – 0.2%
Telecom Italia Capital S.A. 7.18%, 6/18/19	75,000	77,250
Luxembourg – 1.8%
Altice Financing S.A. 6.63%, 2/15/23(a)	200,000	201,748
Altice Luxembourg S.A. 7.75%, 5/15/22(a)	275,000	266,063
Intelsat Jackson Holdings S.A. 7.25%, 10/15/20	215,000	215,806
7.50%, 4/1/21	175,000	176,969
9.50%, 9/30/22(a)	78,000	90,870
Intelsat Luxembourg S.A. 8.13%, 6/1/23	105,000	91,481

Total Luxembourg		1,042,937
Netherlands – 0.7%
NXP B.V. 4.13%, 6/15/20(a)	200,000	202,250
4.13%, 6/1/21(a)	200,000	200,750

Total Netherlands		403,000
New Zealand – 0.1%
Trilogy International Partners LLC 8.88%, 5/1/22(a)(b)	35,000	35,525
Sweden – 0.2%
Perstorp Holding AB 11.00%, 9/30/21(a)	6,000	6,555
Telefonaktiebolaget LM Ericsson 4.13%, 5/15/22	105,000	103,972

Total Sweden		110,527
United Kingdom – 1.5%
Avon International Operations, Inc. 7.88%, 8/15/22(a)	45,000	45,956
Avon Products, Inc. 6.60%, 3/15/20	54,000	54,207
7.00%, 3/15/23(b)	63,000	54,338
Fiat Chrysler Automobiles N.V. 5.25%, 4/15/23(b)	200,000	203,750
Inmarsat Finance PLC 4.88%, 5/15/22(a)	132,000	132,990
Jaguar Land Rover Automotive PLC 5.63%, 2/1/23(a)(b)	150,000	148,500
KCA Deutag UK Finance PLC 7.25%, 5/15/21(a)	200,000	188,000

Investments	Principal Amount	Value

Petrofac Ltd. 3.40%, 10/10/18(a)	$25,000	$25,063

Total United Kingdom		852,804
TOTAL FOREIGN CORPORATE BONDS (Cost: $5,859,535)		5,870,482

	Shares
COMMON STOCKS – 0.0%
United States – 0.0%
Harvest Oil & Gas Corp.*†
(Cost: $11,875)	691	11,863
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 9.2%
United States – 9.2%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.92%(g)
(Cost: $5,240,470)(h)	5,240,470	5,240,470
TOTAL INVESTMENTS IN SECURITIES – 106.0% (Cost: $60,434,310)		60,465,741
Other Assets less Liabilities – (6.0)%		(3,443,624)

NET ASSETS – 100.0%		$57,022,117
*	Non-income producing security.

†

Security is being fair valued using significant unobservable inputs by a pricing committee under the direction of the Board of Trustees. The aggregate value of fair valued securities is $11,863, which represents 0.02% of net assets.

(a)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(b)	Security, or portion thereof, was on loan at August 31, 2018 (See Note 2).

(c)	Rate shown reflects the accrual rate as of August 31, 2018 on securities with variable or step rates.

(d)	Security in default on interest payments.

(e)	Security in default on principal payment.

(f)	The security has a perpetual maturity; the date displayed is the next call date.

(g)	Rate shown represents annualized 7-day yield as of August 31, 2018.

(h)

At August 31, 2018, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $4,999,861. The Fund also had securities on loan having a total market value of $72,099 that were sold and pending settlement. The total market value of the collateral held by the Fund was $5,259,771. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $19,301.

PIK – Payment In Kind.

FINANCIAL DERIVATIVE INSTRUMENTS
FUTURES CONTRACTS† (EXCHANGE-TRADED)
Short Exposure	Contracts	Expiration Date	Notional Amount[1]	Unrealized Appreciation/ (Depreciation)
5 Year U.S. Treasury Note	71	12/31/18	$(8,051,289)	$(14,983)
U.S. Treasury Ultra Long Term Bond	46	12/19/18	(7,328,375)	(27,450)
Ultra 10 Year U.S. Treasury Note	340	12/19/18	(43,535,938)	(132,203)
			$(58,915,602)	$(174,636)

†	As of August 31, 2018, cash collateral posted by the Fund with the broker for futures contracts was $807,053.

[1]	“Notional Amount” represents the current notional value of the futures contract.

See Notes to Financial Statements.

82	WisdomTree Trust

Schedule of Investments

WisdomTree Negative Duration U.S. Aggregate Bond Fund (AGND)

August 31, 2018

Investments in Long Securities	Principal Amount	Value

U.S. GOVERNMENT AGENCIES – 30.2%
Federal Home Loan Bank – 0.2%
Federal Home Loan Bank 5.50%, 7/15/36	$50,000	$64,824
Federal Home Loan Mortgage Corporation – 8.4%
1.63%, 9/29/20	50,000	48,995
3.00%, 8/1/29	48,476	48,351
2.50%, 9/1/29	36,472	35,664
6.75%, 9/15/29, Series GDIF	25,000	33,274
2.50%, 2/1/30	32,131	31,382
2.50%, 4/1/30	23,633	23,141
3.00%, 6/1/30	48,551	48,314
3.00%, 12/1/30	45,533	45,205
2.50%, 11/1/32	45,266	43,999
3.00%, 1/1/33	46,397	46,061
3.50%, 2/1/33	22,772	23,038
3.00%, 9/1/33(a)	25,000	24,803
3.50%, 9/1/33(a)	25,000	25,275
5.00%, 9/1/35	90,757	96,959
3.00%, 9/1/36	62,911	62,044
3.50%, 4/1/37	27,783	28,082
5.50%, 12/1/38	81,961	89,052
4.00%, 2/1/41	182,979	188,060
4.50%, 5/1/41	90,554	94,801
3.50%, 10/1/41	149,184	149,568
3.00%, 4/1/43	92,508	90,331
3.50%, 7/1/43	45,085	45,202
3.00%, 8/1/43	41,184	40,207
4.00%, 12/1/43	34,997	35,808
3.00%, 1/1/44	138,217	134,983
4.50%, 4/1/44	33,282	34,646
3.50%, 3/1/45	63,972	63,821
3.50%, 12/1/45	57,562	57,426
3.50%, 5/1/46	36,824	36,713
3.50%, 8/1/46	81,590	81,715
4.00%, 9/1/46	37,485	38,262
3.00%, 10/1/46	156,571	151,821
3.00%, 11/1/46	111,521	108,113
3.50%, 2/1/47	88,740	88,383
4.00%, 2/1/47	67,190	68,570
3.00%, 3/1/47	45,419	44,030
4.50%, 3/1/47	21,137	21,981
4.50%, 5/1/47	27,080	28,163
4.50%, 8/1/47	20,731	21,560
3.50%, 9/1/47	93,288	92,886
4.00%, 10/1/47	23,139	23,598
4.00%, 1/1/48	47,777	48,818

Total Federal Home Loan Mortgage Corporation		2,543,105
Federal National Mortgage Association – 13.7%
1.00%, 10/24/19	100,000	98,311
2.63%, 9/6/24	75,000	73,975
2.13%, 4/24/26	100,000	94,400
4.00%, 7/1/26	13,174	13,498
3.50%, 12/1/26	16,899	17,097
3.50%, 1/1/27	23,043	23,313
3.00%, 11/1/28	22,065	22,019

Investments in Long Securities	Principal Amount	Value

2.50%, 4/1/30	$30,727	$30,013
3.00%, 9/1/30	51,172	51,067
3.00%, 10/1/30	28,244	28,186
2.50%, 5/1/31	49,967	48,608
2.50%, 6/1/31	37,805	36,777
2.50%, 9/1/31	35,819	34,844
3.00%, 6/1/32	25,824	25,699
2.50%, 12/1/32	45,987	44,736
2.50%, 1/1/33	28,054	27,291
6.00%, 4/1/33	38,986	43,066
2.00%, 9/1/33(a)	25,000	23,599
3.00%, 9/1/33(a)	25,000	24,856
3.50%, 9/1/33(a)	50,000	50,547
3.50%, 8/1/34	49,789	50,506
4.00%, 8/1/34	12,095	12,466
6.00%, 8/1/34	26,407	29,177
4.00%, 10/1/35	51,753	53,405
3.50%, 1/1/36	28,624	28,948
3.00%, 11/1/36	42,713	42,076
3.00%, 12/1/36	65,794	64,890
4.50%, 11/1/39	96,742	101,416
4.50%, 2/1/41	37,803	39,611
5.50%, 12/1/41	60,128	65,072
4.00%, 2/1/42	135,429	139,285
3.50%, 6/1/42	181,281	181,762
3.00%, 1/1/43	114,422	111,781
3.00%, 4/1/43	156,151	152,512
4.00%, 6/1/43	13,858	14,219
3.50%, 7/1/43	519,381	521,385
3.00%, 9/1/43	118,617	115,850
4.00%, 9/1/43	133,629	137,333
4.00%, 11/1/43	30,175	30,877
4.50%, 5/1/44	24,378	25,468
5.00%, 6/1/44	69,479	74,945
4.00%, 9/1/44	29,414	30,029
4.00%, 10/1/44	33,796	34,503
4.00%, 1/1/45	100,220	102,279
3.50%, 4/1/46	34,464	34,350
4.00%, 4/1/46	32,548	33,206
3.50%, 5/1/46	37,493	37,361
3.00%, 9/1/46	234,816	227,551
3.00%, 10/1/46	131,673	127,635
4.00%, 10/1/46	39,425	40,193
2.50%, 11/1/46	22,977	21,541
3.00%, 11/1/46	41,751	40,608
3.50%, 11/1/46	85,268	85,021
4.00%, 3/1/47	129,712	132,208
4.00%, 4/1/47	69,519	70,854
3.50%, 5/1/47	86,927	86,555
3.50%, 7/1/47	91,840	91,423
3.50%, 9/1/47	23,409	23,300
3.50%, 10/1/47	38,424	38,243
3.50%, 11/1/47	28,717	28,581
4.50%, 11/1/47	67,565	70,210

Total Federal National Mortgage Association		4,160,537
Government National Mortgage Association – 7.8%
3.00%, 5/20/42	79,980	78,953
3.50%, 6/20/42	98,874	100,166

See Notes to Financial Statements.

WisdomTree Trust	83

Schedule of Investments (continued)

WisdomTree Negative Duration U.S. Aggregate Bond Fund (AGND)

August 31, 2018

Investments in Long Securities	Principal Amount	Value

3.00%, 12/20/42	$88,524	$87,387
3.50%, 3/20/43	68,774	69,268
3.50%, 4/20/43	73,770	74,666
3.00%, 4/20/44	26,030	25,696
5.00%, 8/20/44	45,850	48,865
3.50%, 9/20/44	94,992	95,795
4.00%, 12/20/44	77,402	79,915
4.50%, 12/20/44	64,700	68,173
3.00%, 4/20/45	34,891	34,278
2.50%, 5/20/45	32,984	31,377
3.50%, 7/20/45	41,937	42,214
3.50%, 9/20/45	38,752	39,007
3.00%, 12/20/45	139,834	137,260
4.00%, 12/20/45	31,349	32,366
3.00%, 4/20/46	24,311	23,848
3.00%, 5/20/46	22,144	21,747
3.50%, 6/20/46	96,678	97,212
4.00%, 8/20/46	20,580	21,198
3.50%, 11/20/46	127,795	128,422
3.00%, 12/15/46	97,649	95,812
4.00%, 12/20/46	22,885	23,503
3.00%, 1/20/47	43,053	42,178
4.00%, 1/20/47	34,429	35,307
3.50%, 2/20/47	100,586	101,078
3.00%, 6/20/47	67,227	65,851
3.50%, 8/20/47	69,566	69,907
4.00%, 8/20/47	86,366	88,569
3.50%, 9/20/47	93,898	94,358
4.00%, 11/20/47	73,712	75,592
4.50%, 12/20/47	69,138	71,958
3.50%, 1/20/48	73,344	73,757
4.00%, 1/20/48	72,081	73,919
3.50%, 9/1/48(a)	25,000	25,054
4.00%, 9/1/48(a)	50,000	51,191
4.50%, 9/1/48(a)	50,000	51,929

Total Government National Mortgage Association		2,377,776
Tennessee Valley Authority – 0.1%
Tennessee Valley Authority 5.25%, 9/15/39	25,000	31,285
TOTAL U.S. GOVERNMENT AGENCIES (Cost: $9,267,566)		9,177,527
U.S. GOVERNMENT OBLIGATIONS – 35.4%
U.S. Treasury Bonds – 7.5%
U.S. Treasury Bond
6.88%, 8/15/25	95,000	119,407
6.75%, 8/15/26	85,000	108,815
6.50%, 11/15/26	90,000	114,240
5.25%, 11/15/28	80,000	96,817
6.25%, 5/15/30	50,000	66,694
5.38%, 2/15/31	50,000	62,997
4.75%, 2/15/41	35,000	45,126
4.38%, 5/15/41	20,000	24,582
3.75%, 8/15/41	75,000	84,483
3.00%, 5/15/42	55,000	55,069
3.13%, 2/15/43	25,000	25,527
2.88%, 5/15/43	80,000	78,209
3.63%, 8/15/43	75,000	83,134

Investments in Long Securities	Principal Amount	Value

3.75%, 11/15/43	$140,000	$158,386
3.63%, 2/15/44	120,000	133,224
3.38%, 5/15/44	75,000	79,969
3.13%, 8/15/44	75,000	76,614
2.50%, 2/15/45	125,000	113,418
3.00%, 5/15/45	70,000	69,933
2.88%, 8/15/45	115,000	112,165
3.00%, 11/15/45	140,000	139,850
2.50%, 2/15/46	160,000	144,756
2.50%, 5/15/46	165,000	149,203
2.25%, 8/15/46	20,000	17,138
2.75%, 8/15/47	65,000	61,737
2.75%, 11/15/47	50,000	47,482

Total U.S. Treasury Bonds		2,268,975
U.S. Treasury Notes – 27.9%
U.S. Treasury Note
3.38%, 11/15/19	100,000	100,984
1.63%, 12/31/19	250,000	246,997
1.25%, 1/31/20	225,000	220,979
1.38%, 2/15/20	150,000	147,478
3.63%, 2/15/20	150,000	152,212
1.38%, 2/29/20	230,000	225,997
1.13%, 3/31/20	200,000	195,527
1.50%, 4/15/20	200,000	196,566
1.13%, 4/30/20	200,000	195,262
1.38%, 5/31/20	300,000	293,725
1.50%, 5/31/20	150,000	147,176
1.50%, 6/15/20	250,000	245,195
1.63%, 6/30/20	100,000	98,236
1.50%, 7/15/20	100,000	97,977
1.63%, 7/31/20	50,000	49,075
3.13%, 5/15/21	250,000	252,876
1.38%, 5/31/21	150,000	144,847
2.13%, 8/15/21	225,000	221,401
1.25%, 10/31/21	200,000	191,270
2.00%, 11/15/21	150,000	146,789
1.75%, 11/30/21	250,000	242,622
2.00%, 12/31/21	200,000	195,508
1.88%, 1/31/22	200,000	194,559
1.88%, 2/28/22	200,000	194,430
1.88%, 3/31/22	250,000	242,852
1.88%, 4/30/22	200,000	194,129
1.75%, 5/15/22	250,000	241,494
1.75%, 5/31/22	200,000	193,106
1.88%, 10/31/22	125,000	120,818
2.00%, 10/31/22	210,000	203,991
1.63%, 11/15/22	205,000	196,039
2.00%, 11/30/22	220,000	213,589
2.13%, 12/31/22	160,000	156,028
2.38%, 1/31/23	175,000	172,406
1.50%, 2/28/23	200,000	189,633
1.50%, 3/31/23	150,000	142,090
1.75%, 5/15/23	150,000	143,534
1.38%, 6/30/23	50,000	46,945
2.50%, 8/15/23	100,000	98,904
1.38%, 8/31/23	45,000	42,140
1.38%, 9/30/23	50,000	46,760
1.63%, 10/31/23	75,000	70,963

See Notes to Financial Statements.

84	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Negative Duration U.S. Aggregate Bond Fund (AGND)

August 31, 2018

Investments in Long Securities	Principal Amount	Value

2.75%, 11/15/23	$75,000	$75,016
2.38%, 8/15/24	105,000	102,660
2.13%, 9/30/24	150,000	144,510
2.25%, 10/31/24	50,000	48,497
2.25%, 11/15/24	140,000	135,723
2.25%, 11/15/25	185,000	178,265
1.50%, 8/15/26	125,000	113,252
2.00%, 11/15/26	135,000	126,813
2.25%, 2/15/27	100,000	95,609
2.38%, 5/15/27	140,000	135,045
2.25%, 8/15/27	100,000	95,283
2.25%, 11/15/27	100,000	95,156
2.75%, 2/15/28	35,000	34,692

Total U.S. Treasury Notes		8,493,630
TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $10,813,908)		10,762,605
CORPORATE BONDS – 21.1%
United States – 21.1%
21st Century Fox America, Inc. 6.65%, 11/15/37	11,000	14,315
Abbott Laboratories 3.88%, 9/15/25	20,000	20,255
4.75%, 11/30/36	25,000	26,729
AbbVie, Inc. 3.60%, 5/14/25	20,000	19,565
AEP Texas, Inc. 3.80%, 10/1/47	25,000	23,210
Air Lease Corp. 3.63%, 4/1/27	20,000	18,794
Alexandria Real Estate Equities, Inc. 2.75%, 1/15/20	20,000	19,861
Allergan Funding SCS 3.80%, 3/15/25	30,000	29,775
4.85%, 6/15/44	10,000	9,953
Altria Group, Inc. 2.85%, 8/9/22	30,000	29,470
Amazon.com, Inc. 2.60%, 12/5/19	10,000	9,993
2.50%, 11/29/22	20,000	19,549
4.05%, 8/22/47	15,000	14,900
American Express Co. 3.00%, 10/30/24	25,000	24,078
American Express Credit Corp. 2.70%, 3/3/22	20,000	19,549
American Honda Finance Corp. 2.25%, 8/15/19	10,000	9,963
American International Group, Inc. 4.88%, 6/1/22	26,000	27,275
3.75%, 7/10/25	20,000	19,566
4.50%, 7/16/44	15,000	14,347
American Tower Corp. 3.55%, 7/15/27	40,000	37,823
Amgen, Inc. 4.66%, 6/15/51	19,000	19,076
Anadarko Petroleum Corp. 5.55%, 3/15/26	20,000	21,540

Investments in Long Securities	Principal Amount	Value

Anthem, Inc. 3.50%, 8/15/24	$10,000	$9,839
5.85%, 1/15/36	20,000	22,562
4.65%, 1/15/43	20,000	19,704
Apache Corp. 4.25%, 1/15/44	10,000	8,980
Apple, Inc. 1.90%, 2/7/20	25,000	24,740
3.45%, 5/6/24	40,000	40,346
4.65%, 2/23/46	20,000	21,891
AT&T, Inc. 2.30%, 3/11/19	20,000	19,964
5.88%, 10/1/19	20,000	20,597
3.00%, 2/15/22	15,000	14,766
3.00%, 6/30/22	5,000	4,888
4.30%, 2/15/30(b)	20,000	19,222
4.50%, 5/15/35	5,000	4,662
4.80%, 6/15/44	5,000	4,580
4.35%, 6/15/45	23,000	19,796
5.45%, 3/1/47	45,000	44,801
Bank of America Corp. 5.70%, 1/24/22	15,000	16,182
3.00%, 12/20/23, (3.004% fixed rate until 12/20/22; 3-month U.S. dollar London Interbank Offered Rate + 0.79% thereafter)(c)	37,000	36,058
3.88%, 8/1/25	10,000	10,013
3.09%, 10/1/25, (3.093% fixed rate until 10/1/24; 3-month U.S. dollar London Interbank Offered Rate + 1.09% thereafter)(c)	20,000	19,162
4.45%, 3/3/26	25,000	25,111
3.71%, 4/24/28, (3.705% fixed rate until 4/24/27; 3-month U.S. dollar London Interbank Offered Rate + 1.512% thereafter)(c)	20,000	19,374
4.88%, 4/1/44	15,000	15,879
Bayer US Finance II LLC 2.75%, 7/15/21(b)	20,000	19,491
BB&T Corp. 2.05%, 5/10/21	35,000	33,985
2.85%, 10/26/24	20,000	19,249
Berkshire Hathaway, Inc. 2.75%, 3/15/23	15,000	14,777
3.13%, 3/15/26	35,000	34,093
Biogen, Inc. 5.20%, 9/15/45	15,000	16,198
Boeing Co. (The) 5.88%, 2/15/40	10,000	12,652
Boston Properties L.P. 3.85%, 2/1/23	20,000	20,221
Broadcom Corp. 3.00%, 1/15/22	50,000	48,808
Burlington Northern Santa Fe LLC 4.70%, 10/1/19	32,500	33,139
4.55%, 9/1/44	30,000	31,557
Capital One Financial Corp. 3.75%, 3/9/27	30,000	28,691

See Notes to Financial Statements.

WisdomTree Trust	85

Schedule of Investments (continued)

WisdomTree Negative Duration U.S. Aggregate Bond Fund (AGND)

August 31, 2018

Investments in Long Securities	Principal Amount	Value

Cardinal Health, Inc. 3.41%, 6/15/27	$20,000	$18,469
Caterpillar Financial Services Corp. 1.70%, 8/9/21	10,000	9,644
Caterpillar, Inc. 3.80%, 8/15/42	10,000	9,682
CBS Corp. 7.88%, 7/30/30	35,000	43,915
Celgene Corp. 3.88%, 8/15/25	30,000	29,630
4.55%, 2/20/48	20,000	18,998
Charter Communications Operating LLC 4.46%, 7/23/22	20,000	20,425
6.48%, 10/23/45	20,000	21,437
Chevron Corp. 1.56%, 5/16/19	10,000	9,920
Cigna Corp. 3.25%, 4/15/25	25,000	23,800
Cisco Systems, Inc. 4.45%, 1/15/20	25,000	25,573
Citigroup, Inc. 2.65%, 10/26/20	30,000	29,668
4.40%, 6/10/25	60,000	60,214
4.45%, 9/29/27	30,000	29,777
5.30%, 5/6/44	20,000	21,401
CME Group, Inc. 3.00%, 9/15/22	20,000	19,838
Coca-Cola Co. (The) 3.20%, 11/1/23	20,000	20,013
Comcast Corp. 3.15%, 3/1/26	10,000	9,542
2.35%, 1/15/27	10,000	8,889
7.05%, 3/15/33	10,000	12,775
Concho Resources, Inc. 3.75%, 10/1/27	30,000	28,766
ConocoPhillips 6.50%, 2/1/39	25,000	32,578
Consolidated Edison Co. of New York, Inc. 4.63%, 12/1/54	20,000	20,809
Consumers Energy Co. 5.65%, 4/15/20	10,000	10,402
Costco Wholesale Corp. 3.00%, 5/18/27	25,000	24,123
Coventry Health Care, Inc. 5.45%, 6/15/21	30,000	31,502
Crown Castle International Corp. 4.88%, 4/15/22	20,000	20,667
CSX Corp. 3.25%, 6/1/27	35,000	33,364
4.50%, 8/1/54	15,000	14,735
CVS Health Corp. 3.38%, 8/12/24	52,000	50,640
5.05%, 3/25/48	20,000	20,488
DDR Corp. 4.70%, 6/1/27	30,000	30,466

Investments in Long Securities	Principal Amount	Value

Dell International LLC 6.02%, 6/15/26(b)	$45,000	$47,778
Digital Realty Trust L.P. 5.88%, 2/1/20	20,000	20,585
Discovery Communications LLC 2.75%, 11/15/19(b)	20,000	19,895
Dominion Energy, Inc. 5.75%, 10/1/54, (5.75% fixed rate until 10/1/24; 3-month U.S. dollar London Interbank Offered Rate + 3.057% thereafter)(c)	20,000	20,950
Dow Chemical Co. (The) 4.25%, 11/15/20	25,000	25,550
4.38%, 11/15/42	15,000	14,258
Duke Energy Corp. 3.75%, 4/15/24	40,000	40,230
Duke Energy Florida LLC 6.40%, 6/15/38	28,500	36,976
Duke Energy Indiana LLC 6.45%, 4/1/39	20,000	26,041
DXC Technology Co. 4.75%, 4/15/27	10,000	10,223
Eaton Corp. 2.75%, 11/2/22	40,000	39,085
eBay, Inc. 3.80%, 3/9/22	40,000	40,595
Ecolab, Inc. 5.50%, 12/8/41	10,000	11,855
EI du Pont de Nemours & Co. 4.15%, 2/15/43	10,000	9,384
Eli Lilly & Co. 2.35%, 5/15/22	10,000	9,785
Energy Transfer Partners L.P. 4.50%, 11/1/23	32,000	32,631
Enterprise Products Operating LLC 2.55%, 10/15/19	10,000	9,961
5.25%, 1/31/20	10,000	10,298
3.35%, 3/15/23	28,000	27,798
4.45%, 2/15/43	20,000	19,502
Exelon Corp. 3.95%, 6/15/25	65,000	65,424
4.45%, 4/15/46	20,000	19,839
Exelon Generation Co. LLC 6.25%, 10/1/39	10,000	10,862
Express Scripts Holding Co. 4.80%, 7/15/46	30,000	29,049
FedEx Corp. 4.10%, 4/15/43	25,000	22,955
4.55%, 4/1/46	15,000	14,790
Fidelity National Information Services, Inc. 5.00%, 10/15/25	20,000	21,230
Fiserv, Inc. 3.85%, 6/1/25	20,000	19,931
Florida Power & Light Co. 5.96%, 4/1/39	20,000	25,540
Fluor Corp. 3.38%, 9/15/21	10,000	10,122

See Notes to Financial Statements.

86	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Negative Duration U.S. Aggregate Bond Fund (AGND)

August 31, 2018

Investments in Long Securities	Principal Amount	Value

Ford Motor Co. 4.75%, 1/15/43	$16,000	$13,310
FS Investment Corp. 4.00%, 7/15/19	10,000	10,022
4.25%, 1/15/20	25,000	25,077
General Electric Co. 3.10%, 1/9/23	20,000	19,746
4.50%, 3/11/44	20,000	19,444
General Motors Financial Co., Inc. 3.70%, 11/24/20	30,000	30,170
4.30%, 7/13/25	28,000	27,618
Gilead Sciences, Inc. 4.50%, 4/1/21	15,000	15,470
3.65%, 3/1/26	20,000	19,841
5.65%, 12/1/41	20,000	23,373
Goldman Sachs Group, Inc. (The) 7.50%, 2/15/19	12,000	12,256
6.00%, 6/15/20, Series D	20,000	20,957
2.35%, 11/15/21	5,000	4,851
3.00%, 4/26/22	5,000	4,916
4.00%, 3/3/24	5,000	5,051
3.50%, 1/23/25	5,000	4,873
4.25%, 10/21/25	25,000	24,904
3.50%, 11/16/26	5,000	4,769
3.85%, 1/26/27	5,000	4,874
6.13%, 2/15/33	5,000	5,802
6.45%, 5/1/36	25,000	29,604
4.02%, 10/31/38, (4.017% fixed rate until 10/31/37; 3-month U.S. dollar London Interbank Offered Rate + 1.373% thereafter)(c)	5,000	4,679
Halliburton Co. 4.75%, 8/1/43	25,000	25,395
HCP, Inc. 2.63%, 2/1/20	20,000	19,865
Home Depot, Inc. (The) 2.00%, 6/15/19	10,000	9,967
5.88%, 12/16/36	25,000	30,811
3.90%, 6/15/47	10,000	9,713
Honeywell International, Inc. 4.25%, 3/1/21	20,000	20,592
Humana, Inc. 4.95%, 10/1/44	20,000	21,055
Intel Corp. 3.15%, 5/11/27	25,000	24,262
Intercontinental Exchange, Inc. 2.75%, 12/1/20	20,000	19,847
International Business Machines Corp. 8.38%, 11/1/19	25,000	26,627
International Lease Finance Corp. 8.25%, 12/15/20	25,000	27,465
5.88%, 8/15/22	25,000	26,667
International Paper Co. 3.00%, 2/15/27	20,000	18,557
Invesco Finance PLC 5.38%, 11/30/43	10,000	11,386

Investments in Long Securities	Principal Amount	Value

John Deere Capital Corp. 1.25%, 10/9/19	$25,000	$24,584
Johnson & Johnson 3.38%, 12/5/23	15,000	15,242
Johnson Controls International PLC 3.63%, 7/2/24(c)	20,000	19,949
JPMorgan Chase & Co. 2.30%, 8/15/21	30,000	29,246
4.50%, 1/24/22	35,000	36,306
3.25%, 9/23/22	15,000	14,940
3.88%, 9/10/24	20,000	19,898
3.30%, 4/1/26	15,000	14,489
3.88%, 7/24/38, (3.882% fixed rate until 7/24/37; 3-month U.S. dollar London Interbank Offered Rate + 1.36% thereafter)(c)	20,000	18,721
5.63%, 8/16/43	20,000	22,890
Kellogg Co. 4.00%, 12/15/20	20,000	20,408
KeyCorp 5.10%, 3/24/21	60,000	62,743
Kinder Morgan Energy Partners L.P. 5.50%, 3/1/44	22,000	22,627
Kraft Heinz Foods Co. 3.50%, 6/6/22	32,000	31,927
4.38%, 6/1/46	25,000	21,982
Kroger Co. (The) 2.65%, 10/15/26	25,000	22,556
Laboratory Corp. of America Holdings 3.20%, 2/1/22	20,000	19,838
Lockheed Martin Corp. 2.50%, 11/23/20	20,000	19,778
4.09%, 9/15/52	10,000	9,603
Lowe’s Cos., Inc. 4.05%, 5/3/47	10,000	9,804
Macy’s Retail Holdings, Inc. 2.88%, 2/15/23	5,000	4,731
Marathon Oil Corp. 6.60%, 10/1/37	10,000	11,850
Marathon Petroleum Corp. 5.13%, 3/1/21	30,000	31,211
4.75%, 9/15/44	10,000	9,765
McDonald’s Corp. 4.45%, 3/1/47	25,000	25,161
Medtronic, Inc. 4.38%, 3/15/35	25,000	26,184
Merck & Co., Inc. 2.75%, 2/10/25	15,000	14,540
MetLife, Inc. 4.60%, 5/13/46	25,000	25,764
Microsoft Corp. 2.00%, 8/8/23	10,000	9,507
3.50%, 2/12/35	32,000	31,015
4.00%, 2/12/55	25,000	24,993
4.50%, 2/6/57	15,000	16,425
MidAmerican Energy Co. 3.10%, 5/1/27	30,000	29,011

See Notes to Financial Statements.

WisdomTree Trust	87

Schedule of Investments (continued)

WisdomTree Negative Duration U.S. Aggregate Bond Fund (AGND)

August 31, 2018

Investments in Long Securities	Principal Amount	Value

Molson Coors Brewing Co. 2.10%, 7/15/21	$25,000	$24,125
Morgan Stanley 5.50%, 7/28/21	20,000	21,172
7.25%, 4/1/32	25,000	32,080
4.38%, 1/22/47	20,000	19,669
Mosaic Co. (The) 4.88%, 11/15/41	10,000	9,321
Mylan N.V. 3.15%, 6/15/21	20,000	19,721
NIKE, Inc. 2.38%, 11/1/26	20,000	18,368
NiSource, Inc. 4.80%, 2/15/44	25,000	26,075
Noble Energy, Inc. 5.05%, 11/15/44	10,000	9,855
Norfolk Southern Corp. 3.15%, 6/1/27	20,000	19,116
Northrop Grumman Corp. 2.55%, 10/15/22	30,000	29,106
3.25%, 1/15/28	25,000	23,760
NVIDIA Corp. 2.20%, 9/16/21	15,000	14,604
Occidental Petroleum Corp. 4.63%, 6/15/45	15,000	15,857
Oncor Electric Delivery Co. LLC 7.00%, 9/1/22	20,000	22,750
Oracle Corp. 3.63%, 7/15/23	20,000	20,334
3.25%, 11/15/27	20,000	19,397
3.80%, 11/15/37	30,000	28,918
4.00%, 7/15/46	20,000	19,324
Owens Corning 4.30%, 7/15/47	20,000	16,661
Pacific Gas & Electric Co. 4.00%, 12/1/46	25,000	22,360
PepsiCo, Inc. 2.38%, 10/6/26	15,000	13,811
3.45%, 10/6/46	10,000	9,113
Pfizer, Inc. 7.20%, 3/15/39	22,000	30,649
Philip Morris International, Inc. 4.88%, 11/15/43	43,000	44,824
Phillips 66 4.88%, 11/15/44	10,000	10,400
Pitney Bowes, Inc. 4.63%, 3/15/24(d)	25,000	22,543
Plains All American Pipeline L.P. 3.65%, 6/1/22	32,500	32,238
PNC Financial Services Group, Inc. (The) 6.70%, 6/10/19	25,000	25,758
3.90%, 4/29/24	20,000	20,087
Procter & Gamble Co. (The) 3.10%, 8/15/23	10,000	10,022
2.45%, 11/3/26	10,000	9,318
3.50%, 10/25/47	10,000	9,408

Investments in Long Securities	Principal Amount	Value

Prudential Financial, Inc. 3.91%, 12/7/47	$20,000	$18,501
QUALCOMM, Inc. 2.60%, 1/30/23	25,000	24,061
Realty Income Corp. 3.25%, 10/15/22	25,000	24,812
Rockwell Collins, Inc. 3.20%, 3/15/24	20,000	19,443
4.80%, 12/15/43	10,000	10,316
Royal Caribbean Cruises Ltd. 7.50%, 10/15/27	10,000	11,909
Sabine Pass Liquefaction LLC 5.63%, 3/1/25	25,000	26,698
Santander Holdings USA, Inc. 2.65%, 4/17/20	25,000	24,730
4.40%, 7/13/27	60,000	58,511
Schlumberger Investment S.A. 3.65%, 12/1/23	15,000	15,222
Seagate HDD Cayman 4.25%, 3/1/22	25,000	24,902
Select Income REIT 3.60%, 2/1/20	20,000	19,922
Sempra Energy 2.85%, 11/15/20	30,000	29,611
6.00%, 10/15/39	20,000	23,722
Sherwin-Williams Co. (The) 2.75%, 6/1/22	30,000	29,232
Shire Acquisitions Investments Ireland DAC 2.40%, 9/23/21	30,000	29,017
Simon Property Group L.P. 4.38%, 3/1/21	20,000	20,548
Southern California Edison Co. 4.65%, 10/1/43	22,000	23,253
Southern Co. (The) 2.35%, 7/1/21	40,000	38,870
3.25%, 7/1/26	30,000	28,292
Starbucks Corp. 2.00%, 12/5/18	8,000	7,992
3.85%, 10/1/23	40,000	40,683
State Street Corp. 2.65%, 5/19/26	40,000	37,627
SunTrust Banks, Inc. 2.70%, 1/27/22	35,000	34,205
Synchrony Financial 4.25%, 8/15/24	10,000	9,714
4.50%, 7/23/25	20,000	19,504
Target Corp. 2.30%, 6/26/19(d)	10,000	9,979
3.90%, 11/15/47	15,000	14,319
TD Ameritrade Holding Corp. 3.30%, 4/1/27	20,000	19,358
Texas Instruments, Inc. 2.75%, 3/12/21	25,000	24,904
Thermo Fisher Scientific, Inc. 4.50%, 3/1/21	60,000	61,752
2.95%, 9/19/26	15,000	14,026

See Notes to Financial Statements.

88	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Negative Duration U.S. Aggregate Bond Fund (AGND)

August 31, 2018

Investments in Long Securities	Principal Amount	Value

Time Warner Cable LLC 7.30%, 7/1/38	$15,000	$17,508
6.75%, 6/15/39	4,500	4,979
4.50%, 9/15/42	15,000	12,711
TJX Cos., Inc. (The) 2.25%, 9/15/26	15,000	13,712
Toyota Motor Credit Corp. 2.60%, 1/11/22	40,000	39,340
Transcontinental Gas Pipe Line Co. LLC 7.85%, 2/1/26	20,000	24,640
Tyson Foods, Inc. 3.95%, 8/15/24	25,000	25,132
U.S. Bancorp 2.35%, 1/29/21	25,000	24,602
3.70%, 1/30/24	40,000	40,575
United Technologies Corp. 2.80%, 5/4/24	15,000	14,335
4.50%, 6/1/42	25,000	24,880
UnitedHealth Group, Inc. 2.75%, 2/15/23	32,000	31,265
4.25%, 3/15/43	10,000	10,083
Ventas Realty L.P. 4.38%, 2/1/45	20,000	18,735
VEREIT Operating Partnership L.P. 3.95%, 8/15/27	20,000	19,105
Verizon Communications, Inc. 3.50%, 11/1/21	15,000	15,162
2.45%, 11/1/22	30,000	28,913
5.85%, 9/15/35	25,000	28,152
4.52%, 9/15/48	40,000	37,793
Viacom, Inc. 4.38%, 3/15/43	10,000	8,660
Virginia Electric & Power Co. 3.50%, 3/15/27, Series A	15,000	14,888
Visa, Inc. 4.15%, 12/14/35	25,000	26,232
Walgreens Boots Alliance, Inc. 3.80%, 11/18/24	25,000	24,763
Walmart, Inc. 1.95%, 12/15/18	10,000	9,985
5.88%, 4/5/27	36,000	42,123
Walt Disney Co. (The) 3.00%, 2/13/26	25,000	24,220
Warner Media LLC 4.88%, 3/15/20	15,000	15,377
6.25%, 3/29/41	15,000	16,733
Waste Management, Inc. 3.90%, 3/1/35	20,000	19,682
4.10%, 3/1/45	10,000	9,939
Wells Fargo & Co. 2.55%, 12/7/20	20,000	19,761
3.00%, 1/22/21	10,000	9,965
3.50%, 3/8/22	10,000	10,046
4.13%, 8/15/23	51,000	51,954
3.00%, 2/19/25	5,000	4,774
4.30%, 7/22/27	5,000	5,010
4.90%, 11/17/45	20,000	20,293

Investments in Long Securities	Principal Amount	Value

Welltower, Inc. 5.25%, 1/15/22	$25,000	$26,201
Weyerhaeuser Co. 7.38%, 3/15/32	35,000	44,753
Williams Cos, Inc. 5.25%, 3/15/20	10,000	10,295
4.90%, 1/15/45	15,000	14,693
Wyndham Destinations, Inc. 4.25%, 3/1/22	20,000	19,349
Xerox Corp. 4.07%, 3/17/22	43,000	42,484
Zoetis, Inc. 3.00%, 9/12/27	15,000	14,061

TOTAL CORPORATE BONDS (Cost: $6,561,617)		6,426,582
FOREIGN CORPORATE BONDS – 4.4%
Australia – 0.1%
Westpac Banking Corp. 2.15%, 3/6/20	25,000	24,683
Belgium – 0.4%
Anheuser-Busch InBev Finance, Inc. 3.30%, 2/1/23	45,000	44,713
4.70%, 2/1/36	20,000	20,372
4.90%, 2/1/46	40,000	41,200

Total Belgium		106,285
Canada – 1.2%
Bank of Montreal 1.90%, 8/27/21	30,000	28,924
Bank of Nova Scotia (The) 2.45%, 9/19/22	20,000	19,349
Barrick Gold Corp. 5.25%, 4/1/42	15,000	15,600
Cenovus Energy, Inc. 6.75%, 11/15/39	25,000	28,705
Manulife Financial Corp. 4.15%, 3/4/26	20,000	20,315
Nexen Energy ULC 6.40%, 5/15/37	13,000	16,058
Royal Bank of Canada 2.15%, 3/6/20	25,000	24,718
4.65%, 1/27/26	25,000	25,758
Suncor Energy, Inc. 6.85%, 6/1/39	30,000	38,668
TELUS Corp. 3.70%, 9/15/27	10,000	9,837
Thomson Reuters Corp. 4.70%, 10/15/19	20,000	20,338
Toronto-Dominion Bank (The) 1.80%, 7/13/21	80,000	77,078
TransCanada PipeLines Ltd. 3.80%, 10/1/20	40,000	40,547

Total Canada		365,895

See Notes to Financial Statements.

WisdomTree Trust	89

Schedule of Investments (continued)

WisdomTree Negative Duration U.S. Aggregate Bond Fund (AGND)

August 31, 2018

Investments in Long Securities	Principal Amount	Value

France – 0.1%
BNP Paribas S.A. 5.00%, 1/15/21	$40,000	$41,626
Germany – 0.2%
Daimler Finance North America LLC 8.50%, 1/18/31	20,000	28,283
Deutsche Bank AG 3.70%, 5/30/24	25,000	23,654
Landwirtschaftliche Rentenbank 1.38%, 10/23/19, Series 29	20,000	19,735

Total Germany		71,672
Israel – 0.0%
Teva Pharmaceutical Finance Netherlands III B.V. 3.15%, 10/1/26	10,000	8,309
Japan – 0.3%
Mitsubishi UFJ Financial Group, Inc. 3.29%, 7/25/27	20,000	19,177
Sumitomo Mitsui Financial Group, Inc. 2.93%, 3/9/21	30,000	29,709
3.78%, 3/9/26	30,000	29,902

Total Japan		78,788
Mexico – 0.4%
Petroleos Mexicanos 6.00%, 3/5/20	40,000	41,400
6.50%, 3/13/27	50,000	50,745
6.75%, 9/21/47	25,000	23,204

Total Mexico		115,349
Netherlands – 0.3%
Cooperatieve Rabobank UA 4.50%, 1/11/21	20,000	20,563
5.25%, 5/24/41	20,000	23,019
Shell International Finance B.V. 3.25%, 5/11/25	20,000	19,756
2.88%, 5/10/26	20,000	19,175
4.38%, 5/11/45	15,000	15,536

Total Netherlands		98,049
Norway – 0.3%
Equinor ASA 2.45%, 1/17/23	60,000	58,457
3.95%, 5/15/43	35,000	34,084

Total Norway		92,541
Spain – 0.1%
Telefonica Emisiones SAU 5.88%, 7/15/19	15,000	15,377
Switzerland – 0.1%
Credit Suisse AG 5.40%, 1/14/20	25,000	25,714
Novartis Capital Corp. 3.10%, 5/17/27	20,000	19,335

Total Switzerland		45,049

Investments in Long Securities	Principal Amount	Value

United Kingdom – 0.9%
AstraZeneca PLC 3.38%, 11/16/25	$30,000	$29,232
4.38%, 11/16/45	15,000	15,037
BAT Capital Corp. 3.56%, 8/15/27(b)	15,000	14,075
4.39%, 8/15/37(b)	35,000	32,735
BP Capital Markets PLC 3.12%, 5/4/26	40,000	38,596
3.02%, 1/16/27	10,000	9,514
Diageo Capital PLC 2.63%, 4/29/23	10,000	9,725
HSBC Holdings PLC 5.10%, 4/5/21	72,000	75,052
Mead Johnson Nutrition Co. 3.00%, 11/15/20	15,000	14,968
Vodafone Group PLC 4.38%, 2/19/43	10,000	9,083
WPP Finance 2010 4.75%, 11/21/21	15,000	15,436

Total United Kingdom		263,453
TOTAL FOREIGN CORPORATE BONDS (Cost: $1,353,646)		1,327,076
FOREIGN GOVERNMENT AGENCIES – 0.6%
Austria – 0.1%
Oesterreichische Kontrollbank AG 1.13%, 4/26/19	20,000	19,821
Canada – 0.4%
Export Development Canada 1.63%, 12/3/19	20,000	19,751
1.63%, 1/17/20	20,000	19,714
Province of Manitoba Canada 1.75%, 5/30/19	10,000	9,927
Province of Ontario Canada 2.55%, 2/12/21	10,000	9,900
2.25%, 5/18/22	10,000	9,701
2.50%, 4/27/26	36,000	34,272
Province of Quebec Canada 3.50%, 7/29/20	10,000	10,117
2.38%, 1/31/22	25,000	24,479

Total Canada		137,861
Germany – 0.1%
Kreditanstalt fuer Wiederaufbau 1.50%, 9/9/19	10,000	9,896
1.75%, 10/15/19	20,000	19,814

Total Germany		29,710
TOTAL FOREIGN GOVERNMENT AGENCIES (Cost: $189,145)		187,392
FOREIGN GOVERNMENT OBLIGATIONS – 1.1%
Colombia – 0.4%
Colombia Government International Bond 11.75%, 2/25/20	25,000	28,175
8.13%, 5/21/24	65,000	78,569

Total Colombia		106,744

See Notes to Financial Statements.

90	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Negative Duration U.S. Aggregate Bond Fund (AGND)

August 31, 2018

Investments in Long Securities	Principal Amount	Value

Hungary – 0.2%
Hungary Government International Bond 5.75%, 11/22/23	$26,000	$28,298
7.63%, 3/29/41	26,000	36,582

Total Hungary		64,880
Italy – 0.1%
Republic of Italy Government International Bond 5.38%, 6/15/33	18,000	19,294
Mexico – 0.2%
Mexico Government International Bond 4.00%, 10/2/23	29,000	29,109
4.75%, 3/8/44	20,000	19,160
5.55%, 1/21/45	20,000	21,350

Total Mexico		69,619
Philippines – 0.1%
Philippine Government International Bond 9.50%, 2/2/30	26,000	38,509
Uruguay – 0.1%
Uruguay Government International Bond 5.10%, 6/18/50	25,000	25,519
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost: $334,286)		324,565
SUPRANATIONAL BONDS – 1.4%
Asian Development Bank 1.75%, 3/21/19	10,000	9,965
1.88%, 4/12/19	10,000	9,967
1.75%, 1/10/20	20,000	19,764
Corporacion Andina de Fomento 4.38%, 6/15/22	25,000	25,835
European Investment Bank 1.75%, 6/17/19	35,000	34,808
1.63%, 3/16/20	50,000	49,216
1.75%, 5/15/20	50,000	49,202
1.63%, 8/14/20	50,000	48,948
Inter-American Development Bank 1.00%, 5/13/19	10,000	9,896
3.88%, 9/17/19	10,000	10,129
1.75%, 9/14/22	20,000	19,153
International Bank for Reconstruction & Development 1.88%, 3/15/19, Series GDIF	10,000	9,974
0.88%, 8/15/19	10,000	9,845
1.88%, 10/7/19	10,000	9,928
1.13%, 11/27/19, Series GDIF	20,000	19,640
1.38%, 3/30/20, Series GDIF	10,000	9,801
2.13%, 11/1/20	50,000	49,366
1.75%, 4/19/23	40,000	38,138

TOTAL SUPRANATIONAL BONDS (Cost: $436,537)		433,575
COMMERCIAL MORTGAGE-BACKED SECURITIES – 2.7%
United States – 2.7%
Citigroup Commercial Mortgage Trust 3.71%, 4/14/50, Series 2017-P7, Class A4	100,000	100,711
Investments in Long Securities	Principal Amount	Value

COMM Mortgage Trust
3.60%, 5/10/47, Series 2014-CR17, Class ASB	35,000	35,441
3.08%, 2/10/48, Series 2015-DC1, Class A4	50,000	48,909
Commercial Mortgage Pass Through Certificates
3.29%, 7/15/60, Series 2017-BNK6, Class ASB	50,000	49,497
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates 2.84%, 10/25/22, Series K029, Class A1	34,127	34,038
3.06%, 8/25/24, Series K728, Class A2^(c)	50,000	49,907
3.33%, 5/25/27, Series K065, Class AM	59,000	58,622
Federal National Mortgage Association Alternative Credit Enhancement Securities
3.30%, 7/25/23, Series 2014-M1, Class A2^(c)	39,043	39,376
2.90%, 1/25/25, Series 2015-M8, Class A2^(c)	72,000	70,858
2.58%, 3/25/26, Series 2016-M4, Class A2	80,000	76,236
GS Mortgage Securities Trust 3.67%, 3/10/50, Series 2017-GS5, Class A4	50,000	50,239
Morgan Stanley Bank of America Merrill Lynch Trust
3.53%, 12/15/47, Series 2014-C19, Class A4	25,000	24,998
3.07%, 2/15/48, Series 2015-C20, Class ASB	40,000	39,747
Wells Fargo Commercial Mortgage Trust 3.10%, 6/15/49, Series 2016-C34, Class A4	30,000	28,995
3.16%, 3/15/59, Series 2016-C33, Class A3	58,000	56,600
WFRBS Commercial Mortgage Trust
4.02%, 12/15/46, Series 2013-C17, Class A4	45,000	46,452

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost: $817,617)		810,626
MUNICIPAL BONDS – 0.4%
United States – 0.4%
New Jersey Turnpike Authority 7.10%, 1/1/41	20,000	28,168
State of California 7.55%, 4/1/39	40,000	59,467
University of California 4.86%, 5/15/2112, Series AD	25,000	26,312

TOTAL MUNICIPAL BONDS (Cost: $112,368)		113,947
ASSET-BACKED SECURITIES – 0.7%
United States – 0.7%
Ally Auto Receivables Trust 1.99%, 11/15/21, Series 2017-1, Class A4	20,000	19,740
Citibank Credit Card Issuance Trust 1.92%, 4/7/22, Series 2017-A3, Class A3	100,000	98,524
Ford Credit Auto Owner Trust 1.22%, 3/15/21, Series 2016-C, Class A3	49,628	49,165
GM Financial Automobile Leasing Trust 2.12%, 9/20/21, Series 2017-3, Class A4	23,000	22,729
World Financial Network Credit Card Master Trust 2.03%, 4/15/25, Series 2016-A, Class A	17,000	16,482

TOTAL ASSET-BACKED SECURITIES (Cost: $207,599)		206,640

See Notes to Financial Statements.

WisdomTree Trust	91

Schedule of Investments (concluded)

WisdomTree Negative Duration U.S. Aggregate Bond Fund (AGND)

August 31, 2018

Investments in Long Securities	Shares	Value
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 0.1%
United States – 0.1%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.92%(e)
(Cost: $29,828)(f)	29,828	$29,828
TOTAL INVESTMENTS IN LONG SECURITIES BEFORE SECURITIES SOLD SHORT – 98.1% (Cost: $30,124,117)		$29,800,363

Securities Sold Short	Principal Amount
U.S. GOVERNMENT AGENCIES SOLD SHORT – (1.3)%
Federal National Mortgage Association – (0.5)%
Federal National Mortgage Association 3.00%, 9/1/48(a)	$(100,000)	(96,787)
4.00%, 9/1/48(a)	(50,000)	(50,916)

Total Federal National Mortgage Association		(147,703)
Federal Home Loan Mortgage Corporation – (0.6)%
Federal Home Loan Mortgage Corp. 3.00%, 9/1/48(a)	(100,000)	(96,781)
3.50%, 9/1/48(a)	(100,000)	(99,481)

Total Federal Home Loan Mortgage Corporation		(196,262)
Government National Mortgage Association – (0.2)%
3.50%, 9/1/48(a)	(50,000)	(50,197)
TOTAL INVESTMENTS IN SECURITIES SOLD SHORT (Proceeds: $392,305)		(394,162)
Other Assets less Liabilities – 3.2%		960,537

NET ASSETS – 100.0%		$30,366,738
^	Variable coupon rate based on weighted average interest rate of underlying mortgage.

(a)	To-be-announced (“TBA”) security (See Note 2). TBA securities are non-income producing.

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)	Rate shown reflects the accrual rate as of August 31, 2018 on securities with variable or step rates.

(d)	Security, or portion thereof, was on loan at August 31, 2018 (See Note 2).

(e)	Rate shown represents annualized 7-day yield as of August 31, 2018.

(f)

At August 31, 2018, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $28,818 and the total market value of the collateral held by the Fund was $29,828.

FINANCIAL DERIVATIVE INSTRUMENTS
FUTURES CONTRACTS† (EXCHANGE-TRADED)
Short Exposure	Contracts	Expiration Date	Notional Amount[1]	Unrealized Appreciation/ (Depreciation)
5 Year U.S. Treasury Note	15	12/31/18	$(1,700,977)	$(3,165)
U.S. Treasury Ultra Long Term Bond	44	12/19/18	(7,009,750)	(26,825)
Ultra 10 Year U.S. Treasury Note	182	12/19/18	(23,304,531)	(71,094)
			$(32,015,258)	$(101,084)

†	As of August 31, 2018, cash collateral posted by the Fund with the broker for futures contracts was $588,467.

[1]	“Notional Amount” represents the current notional value of the futures contract.

See Notes to Financial Statements.

92	WisdomTree Trust

Schedule of Investments

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2018

Investments in Long Securities	Principal Amount	Value

U.S. GOVERNMENT AGENCIES – 25.2%
Federal Home Loan Mortgage Corporation – 9.8%
6.50%, 3/1/36	$788,359	$871,316
5.00%, 6/1/37	3,585	3,829
6.00%, 9/1/37	314,025	347,247
5.50%, 2/1/40	13,275	14,367
4.50%, 8/1/40	283,534	297,830
4.00%, 11/1/40	25,779	26,495
5.00%, 3/1/41	440,787	470,296
5.50%, 6/1/41	393,518	425,828
5.00%, 7/1/41	12,089	12,905
3.50%, 10/1/41	923,307	925,686
5.00%, 2/1/42	703,973	752,603
4.00%, 4/1/42	1,070,007	1,099,878
3.50%, 6/1/42	86,895	87,120
3.00%, 7/1/42	403,474	394,415
3.50%, 8/1/42	813,530	815,632
3.50%, 9/1/42	424,005	425,100
3.00%, 3/1/43	591,051	577,170
3.50%, 7/1/43	513,573	514,901
3.00%, 8/1/43	114,681	111,960
3.50%, 1/1/44	727,421	729,300
3.00%, 2/1/44	273,152	266,675
3.50%, 2/1/44	272,061	272,763
4.00%, 4/1/44	781,547	803,364
3.50%, 5/1/44	116,918	116,970
4.50%, 5/1/44	22,503	23,422
3.50%, 7/1/44	119,767	119,928
4.50%, 7/1/44	256,064	266,497
4.00%, 8/1/44	870,430	895,703
3.50%, 10/1/44	41,192	41,180
3.50%, 12/1/44	592,502	591,836
3.50%, 1/1/45	119,212	118,980
4.00%, 3/1/45	23,574	24,089
3.00%, 4/1/45	35,376	34,407
3.00%, 5/1/45	143,920	139,938
3.50%, 6/1/45	123,515	123,224
4.00%, 6/1/45	106,997	109,281
3.00%, 7/1/45	36,981	35,929
3.00%, 8/1/45	150,637	146,309
3.50%, 8/1/45	1,401,779	1,399,817
3.50%, 9/1/45	744,671	742,912
4.00%, 9/1/45	213,051	217,510
4.00%, 10/1/45	238,044	243,007
3.50%, 11/1/45	132,323	132,011
4.00%, 11/1/45	175,153	178,803
3.00%, 12/1/45	150,537	146,008
4.50%, 12/1/45	379,152	394,614
4.00%, 2/1/46	265,114	270,594
3.50%, 3/1/46	307,521	306,715
4.00%, 3/1/46	220,162	224,724
3.00%, 4/1/46	786,202	762,328
3.50%, 4/1/46	399,632	398,431
4.50%, 4/1/46	690,297	723,623
3.50%, 5/1/46	432,787	431,486
3.00%, 6/1/46	165,964	160,924
3.50%, 6/1/46	436,491	435,067
3.00%, 9/1/46	1,642,336	1,600,468

Investments in Long Securities	Principal Amount	Value

3.50%, 9/1/46	$334,715	$333,494
2.50%, 10/1/46	142,396	133,432
3.50%, 10/1/46	124,042	123,590
3.00%, 11/1/46	1,601,877	1,553,028
3.50%, 11/1/46	43,697	43,532
4.00%, 11/1/46	76,324	77,906
3.00%, 12/1/46	585,163	567,378
3.50%, 12/1/46	854,366	851,008
3.00%, 1/1/47	1,735,441	1,681,975
4.00%, 1/1/47	333,762	340,665
3.00%, 2/1/47	1,411,168	1,367,731
4.00%, 2/1/47	316,188	322,681
4.50%, 3/1/47	617,411	642,054
3.00%, 4/1/47	275,330	266,829
3.50%, 4/1/47	882,522	878,930
4.00%, 4/1/47	339,280	346,208
3.50%, 5/1/47	460,206	458,315
4.00%, 5/1/47	293,807	299,785
4.50%, 5/1/47	77,372	80,466
4.00%, 6/1/47	457,206	466,476
3.00%, 7/1/47	281,448	272,736
3.50%, 7/1/47	477,448	475,430
4.00%, 7/1/47	436,767	445,857
3.50%, 8/1/47	479,620	477,575
4.00%, 8/1/47	2,042,166	2,083,909
4.50%, 8/1/47	360,726	375,136
3.50%, 9/1/47	1,073,076	1,068,459
4.50%, 9/1/47	435,572	452,953
3.00%, 10/1/47	383,375	371,418
3.50%, 10/1/47	763,947	760,601
4.00%, 10/1/47	643,234	656,027
3.00%, 11/1/47	412,801	399,895
3.50%, 12/1/47	641,085	638,264
5.00%, 9/1/48(a)	50,000	52,848

Total Federal Home Loan Mortgage Corporation		41,170,006
Federal National Mortgage Association – 15.1%
4.00%, 1/1/42	293,112	301,284
3.50%, 8/1/45	506,383	508,007
7.13%, 1/15/30	205,000	281,595
7.25%, 5/15/30	265,000	369,849
6.63%, 11/15/30	320,000	429,912
5.00%, 5/1/38	20,891	22,164
5.50%, 6/1/38	162,859	176,518
5.50%, 11/1/38	4,095	4,433
5.50%, 10/1/39	168,724	182,362
4.50%, 11/1/39	181,391	190,155
5.50%, 4/1/40	22,768	24,765
4.50%, 8/1/40	438,628	459,727
4.50%, 9/1/40	251,636	263,565
4.00%, 10/1/40	272,068	279,167
3.50%, 1/1/41	1,153,125	1,156,211
4.50%, 2/1/41	126,534	132,584
4.50%, 8/1/41	323,425	338,561
5.50%, 9/1/41	88,522	95,919
4.00%, 11/1/41	156,116	160,197
4.50%, 1/1/42	276,796	290,111
6.00%, 1/1/42	446,891	491,869

See Notes to Financial Statements.

WisdomTree Trust	93

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2018

Investments in Long Securities	Principal Amount	Value

3.50%, 6/1/42	$711,867	$713,775
4.00%, 9/1/42	399,138	411,845
4.00%, 12/1/42	208,065	213,506
2.50%, 3/1/43	29,895	28,149
3.00%, 5/1/43	287,346	280,546
3.50%, 5/1/43	69,556	69,739
3.00%, 6/1/43	487,292	476,160
4.00%, 6/1/43	194,007	199,062
3.00%, 7/1/43	1,064,878	1,039,590
3.00%, 8/1/43	374,298	365,421
4.00%, 8/1/43	105,364	107,810
4.00%, 9/1/43	574,398	589,556
4.50%, 9/1/43	46,563	48,756
3.50%, 10/1/43	408,573	409,665
4.00%, 11/1/43	518,938	534,662
4.00%, 1/1/44	945,667	971,467
4.00%, 5/1/44	22,117	22,606
4.50%, 5/1/44	261,770	273,440
3.50%, 6/1/44	352,511	353,454
4.00%, 7/1/44	25,493	26,033
4.00%, 8/1/44	131,091	133,853
4.00%, 10/1/44	411,026	419,624
4.00%, 11/1/44	20,277	20,698
4.00%, 12/1/44	137,962	140,815
3.00%, 1/1/45	14,438	14,047
3.50%, 2/1/45	1,232,591	1,233,359
4.00%, 2/1/45	109,696	112,047
3.50%, 3/1/45	524,450	522,615
3.00%, 4/1/45	352,232	342,493
3.00%, 5/1/45	125,516	121,938
3.00%, 6/1/45	295,583	287,410
3.50%, 6/1/45	131,243	130,884
3.50%, 7/1/45	67,893	67,696
3.50%, 8/1/45	811,093	808,745
3.50%, 9/1/45	322,180	321,248
4.00%, 9/1/45	141,786	144,639
3.00%, 10/1/45	143,357	139,190
3.50%, 10/1/45	245,300	245,955
3.00%, 11/1/45	143,094	138,852
3.50%, 11/1/45	137,546	137,169
4.00%, 11/1/45	1,091,574	1,113,484
3.00%, 12/1/45	1,375,707	1,342,255
3.50%, 12/1/45	1,345,066	1,341,162
4.00%, 12/1/45	486,629	496,368
3.50%, 1/1/46	207,646	206,982
3.00%, 2/1/46	325,739	315,805
3.50%, 3/1/46	244,187	243,405
4.00%, 3/1/46	338,523	345,219
3.50%, 4/1/46	1,114,558	1,110,873
4.00%, 4/1/46	195,287	199,238
3.50%, 5/1/46	540,093	538,245
4.50%, 5/1/46	121,972	127,400
3.00%, 6/1/46	140,025	135,712
3.50%, 6/1/46	859,352	856,216
4.50%, 6/1/46	266,322	276,746
3.50%, 7/1/46	982,772	979,188
4.00%, 7/1/46	157,625	160,711
2.50%, 8/1/46	21,917	20,548

Investments in Long Securities	Principal Amount	Value

2.50%, 9/1/46	$53,628	$50,277
3.00%, 9/1/46	257,320	249,364
4.00%, 9/1/46	425,350	436,241
3.00%, 10/1/46	1,035,449	1,003,417
4.00%, 10/1/46	236,550	241,158
2.50%, 11/1/46	45,954	43,082
3.00%, 11/1/46	1,764,336	1,710,561
3.50%, 11/1/46	255,805	255,065
2.50%, 12/1/46	97,054	90,989
3.00%, 12/1/46	1,646,887	1,595,717
3.50%, 12/1/46	1,187,863	1,188,252
4.00%, 12/1/46	286,117	291,804
2.50%, 1/1/47	129,648	121,551
3.00%, 1/1/47	589,376	571,037
3.50%, 1/1/47	423,369	421,577
4.50%, 1/1/47	306,522	318,520
5.50%, 1/1/47	615,857	669,870
3.00%, 2/1/47	1,593,185	1,543,595
3.50%, 2/1/47	458,281	456,325
4.00%, 2/1/47	75,595	77,050
3.00%, 3/1/47	317,482	307,598
3.50%, 3/1/47	676,434	673,465
4.00%, 3/1/47	1,047,731	1,067,893
4.50%, 3/1/47	200,765	208,623
3.00%, 4/1/47	364,112	352,777
4.00%, 4/1/47	543,118	553,548
3.00%, 5/1/47	361,070	349,830
3.50%, 5/1/47	758,641	755,312
4.00%, 5/1/47	2,199,114	2,245,279
4.50%, 5/1/47	777,774	813,195
3.50%, 6/1/47	400,569	398,790
4.00%, 6/1/47	655,381	667,921
3.50%, 7/1/47	752,632	755,257
4.00%, 7/1/47	640,529	652,801
4.50%, 7/1/47	273,073	283,762
3.00%, 8/1/47	485,265	470,159
3.50%, 8/1/47	463,799	461,666
4.00%, 8/1/47	714,614	728,261
3.00%, 9/1/47	716,253	693,953
3.50%, 9/1/47	669,502	666,388
4.00%, 9/1/47	647,685	660,061
4.50%, 9/1/47	588,544	611,580
3.00%, 10/1/47	405,482	392,857
3.50%, 10/1/47	1,535,767	1,528,592
4.00%, 10/1/47	433,547	441,867
4.50%, 10/1/47	613,462	637,473
3.00%, 11/1/47	721,032	698,582
3.50%, 11/1/47	473,052	470,808
4.50%, 11/1/47	719,146	747,294
3.50%, 12/1/47	726,348	722,899
3.00%, 1/1/48	726,209	703,576
3.50%, 1/1/48	720,241	716,823
5.00%, 9/1/48(a)	1,575,000	1,665,705

Total Federal National Mortgage Association		63,027,078
Tennessee Valley Authority – 0.3%
5.88%, 4/1/36	365,000	478,364
6.15%, 1/15/38	75,000	103,445
5.50%, 6/15/38	135,000	173,095

See Notes to Financial Statements.

94	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2018

Investments in Long Securities	Principal Amount	Value

5.25%, 9/15/39	$245,000	$306,593
3.50%, 12/15/42	300,000	297,924
4.25%, 9/15/65	75,000	85,221

Total Tennessee Valley Authority		1,444,642
TOTAL U.S. GOVERNMENT AGENCIES (Cost: $107,494,803)		105,641,726
U.S. GOVERNMENT OBLIGATIONS – 17.7%
U.S. Treasury Bonds – 2.6%
U.S. Treasury Bond 8.50%, 2/15/20	300,000	325,148
8.75%, 5/15/20	380,000	419,017
8.75%, 8/15/20	800,000	892,422
7.88%, 2/15/21	900,000	1,010,672
8.13%, 5/15/21	750,000	855,586
8.13%, 8/15/21	800,000	922,844
8.00%, 11/15/21	400,000	464,633
7.25%, 8/15/22	1,000,000	1,168,769
7.63%, 11/15/22	1,100,000	1,312,932
7.13%, 2/15/23	425,000	502,870
6.25%, 8/15/23	175,000	203,386
7.50%, 11/15/24	175,000	221,949
6.88%, 8/15/25	500,000	628,457
6.75%, 8/15/26	50,000	64,009
6.50%, 11/15/26	525,000	666,401
6.63%, 2/15/27	800,000	1,028,562

Total U.S. Treasury Bonds		10,687,657
U.S. Treasury Notes – 15.1%
U.S. Treasury Note 1.75%, 9/30/19	525,000	520,888
1.50%, 10/31/19	820,000	810,455
3.38%, 11/15/19	535,000	540,266
1.00%, 11/30/19	1,000,000	981,484
1.75%, 11/30/19	450,000	445,729
1.38%, 12/15/19	1,000,000	985,391
1.38%, 1/15/20	400,000	393,758
1.25%, 1/31/20	500,000	491,064
1.38%, 2/15/20	1,000,000	983,184
3.63%, 2/15/20	600,000	608,848
1.25%, 2/29/20	1,000,000	980,879
1.13%, 4/30/20	550,000	536,970
1.38%, 4/30/20	1,000,000	980,273
2.38%, 4/30/20	700,000	697,430
1.38%, 5/31/20	400,000	391,633
2.50%, 5/31/20	450,000	449,121
1.50%, 6/15/20	750,000	735,586
2.50%, 6/30/20	500,000	498,926
1.50%, 7/15/20	450,000	440,895
1.63%, 7/31/20	200,000	196,301
2.63%, 7/31/20	520,000	519,970
1.50%, 8/15/20	600,000	587,250
1.38%, 8/31/20	400,000	390,320
2.13%, 8/31/20	630,000	623,946
2.63%, 8/31/20	800,000	799,938
1.38%, 9/15/20	1,000,000	975,371
1.38%, 9/30/20	750,000	731,030
2.00%, 9/30/20	1,000,000	987,305

Investments in Long Securities	Principal Amount	Value

1.63%, 10/15/20	$615,000	$602,196
1.38%, 10/31/20	525,000	511,096
2.63%, 11/15/20	1,500,000	1,498,857
1.63%, 11/30/20	800,000	782,234
2.13%, 1/31/21	1,140,000	1,125,750
3.63%, 2/15/21	520,000	531,659
1.13%, 2/28/21	250,000	240,762
2.00%, 2/28/21	1,410,000	1,387,335
1.25%, 3/31/21	350,000	337,729
2.25%, 3/31/21	300,000	296,871
2.00%, 5/31/21	300,000	294,627
1.13%, 6/30/21	300,000	287,367
2.13%, 8/15/21	460,000	452,642
2.75%, 8/15/21	800,000	801,312
1.13%, 8/31/21	100,000	95,512
2.00%, 8/31/21	500,000	490,068
2.13%, 9/30/21	100,000	98,318
1.50%, 1/31/22	460,000	441,959
2.00%, 2/15/22	225,000	219,744
1.88%, 3/31/22	1,000,000	971,406
1.88%, 4/30/22	1,000,000	970,645
1.88%, 7/31/22	250,000	242,129
2.00%, 7/31/22	260,000	253,043
1.63%, 8/15/22	1,000,000	959,062
1.63%, 8/31/22	500,000	479,258
1.88%, 9/30/22	1,000,000	967,187
1.88%, 10/31/22	700,000	676,580
2.00%, 10/31/22	300,000	291,416
1.63%, 11/15/22	385,000	368,171
2.00%, 11/30/22	750,000	728,145
2.13%, 12/31/22	1,000,000	975,176
1.75%, 1/31/23	300,000	287,854
1.50%, 2/28/23	750,000	711,123
1.50%, 3/31/23	750,000	710,449
1.63%, 4/30/23	700,000	666,230
2.75%, 4/30/23	600,000	600,328
1.75%, 5/15/23	900,000	861,205
1.63%, 5/31/23	750,000	713,188
1.38%, 6/30/23	320,000	300,450
1.25%, 7/31/23	780,000	726,954
2.50%, 8/15/23	700,000	692,330
1.38%, 8/31/23	380,000	355,849
1.38%, 9/30/23	380,000	355,374
1.63%, 10/31/23	375,000	354,814
2.75%, 11/15/23	750,000	750,161
2.13%, 11/30/23	400,000	387,828
2.25%, 12/31/23	700,000	682,555
2.75%, 2/15/24	1,085,000	1,084,513
2.50%, 5/15/24	780,000	768,925
2.00%, 6/30/24	250,000	239,658
2.38%, 8/15/24	800,000	782,172
2.25%, 10/31/24	155,000	150,341
2.25%, 11/15/24	1,000,000	969,453
2.13%, 11/30/24	500,000	481,172
2.50%, 1/31/25	800,000	786,422
2.00%, 2/15/25	1,500,000	1,429,541
2.75%, 2/28/25	810,000	808,276
2.13%, 5/15/25	1,050,000	1,006,729

See Notes to Financial Statements.

WisdomTree Trust	95

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2018

Investments in Long Securities	Principal Amount	Value

2.00%, 8/15/25	$675,000	$640,591
2.25%, 11/15/25	500,000	481,797
1.63%, 2/15/26	475,000	437,130
2.25%, 2/15/27	675,000	645,363
2.38%, 5/15/27	246,000	237,294
2.25%, 8/15/27	1,305,000	1,243,446
2.25%, 11/15/27	1,575,000	1,498,711
2.75%, 2/15/28	1,695,000	1,680,103
2.88%, 5/15/28	1,800,000	1,802,355
2.88%, 8/15/28	350,000	350,718

Total U.S. Treasury Notes		63,343,869
TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $74,690,966)		74,031,526
CORPORATE BONDS – 39.9%
United States – 39.9%
21st Century Fox America, Inc. 3.70%, 9/15/24	50,000	50,044
6.55%, 3/15/33	20,000	24,954
6.20%, 12/15/34	100,000	122,058
6.15%, 2/15/41	1,000	1,241
5.40%, 10/1/43	51,000	58,688
4.75%, 9/15/44	120,000	127,456
4.95%, 10/15/45	450,000	495,243
3M Co. 2.25%, 9/19/26	280,000	257,199
Abbott Laboratories 2.00%, 3/15/20	15,000	14,791
4.13%, 5/27/20	35,000	35,652
3.40%, 11/30/23	241,000	240,368
3.75%, 11/30/26	70,000	69,820
4.75%, 11/30/36	350,000	374,208
6.15%, 11/30/37	150,000	181,399
5.30%, 5/27/40	250,000	281,161
4.90%, 11/30/46	100,000	109,362
AbbVie, Inc. 2.50%, 5/14/20	45,000	44,562
2.90%, 11/6/22	35,000	34,192
3.20%, 11/6/22	15,000	14,830
2.85%, 5/14/23	285,000	276,080
3.60%, 5/14/25	182,000	178,043
4.50%, 5/14/35	275,000	269,852
4.70%, 5/14/45	205,000	201,292
4.45%, 5/14/46	200,000	190,079
Activision Blizzard, Inc. 2.30%, 9/15/21	200,000	193,903
3.40%, 9/15/26	189,000	182,068
4.50%, 6/15/47	100,000	98,142
Adobe Systems, Inc. 3.25%, 2/1/25	30,000	29,627
AEP Transmission Co. LLC 4.00%, 12/1/46	75,000	73,527
3.75%, 12/1/47	50,000	46,381
Aetna, Inc. 3.50%, 11/15/24	170,000	166,879
6.63%, 6/15/36	2,000	2,504
3.88%, 8/15/47	160,000	143,397

Investments in Long Securities	Principal Amount	Value

Aflac, Inc. 3.63%, 11/15/24	$25,000	$25,061
4.00%, 10/15/46	50,000	47,793
Air Lease Corp. 3.88%, 4/1/21	30,000	30,224
2.75%, 1/15/23	25,000	23,903
3.00%, 9/15/23	45,000	42,978
4.25%, 9/15/24	30,000	30,132
3.25%, 3/1/25	25,000	23,629
3.63%, 12/1/27	41,000	38,232
Alabama Power Co. 3.75%, 3/1/45	22,000	20,686
4.30%, 1/2/46	15,000	15,228
Alexandria Real Estate Equities, Inc. 4.60%, 4/1/22	2,000	2,066
Allergan Finance LLC 3.25%, 10/1/22	20,000	19,661
Allergan Funding SCS 3.45%, 3/15/22	35,000	34,773
3.85%, 6/15/24	72,000	71,878
3.80%, 3/15/25	500,000	496,256
4.55%, 3/15/35	265,000	261,051
4.85%, 6/15/44	25,000	24,883
4.75%, 3/15/45	100,000	99,971
Allergan, Inc. 2.80%, 3/15/23	170,000	162,304
Allstate Corp. (The) 3.28%, 12/15/26	208,000	202,703
Altria Group, Inc. 4.00%, 1/31/24	150,000	153,398
2.63%, 9/16/26	220,000	202,985
5.38%, 1/31/44	92,000	100,991
3.88%, 9/16/46	205,000	182,998
Amazon.com, Inc. 3.80%, 12/5/24	100,000	102,767
5.20%, 12/3/25	100,000	110,851
3.15%, 8/22/27	100,000	96,777
4.80%, 12/5/34	150,000	165,266
3.88%, 8/22/37	170,000	168,738
4.95%, 12/5/44	20,000	22,786
4.05%, 8/22/47	175,000	173,834
4.25%, 8/22/57	125,000	125,804
Ameren Corp. 3.65%, 2/15/26	50,000	48,800
American Airlines Pass Through Trust 3.38%, 11/1/28, Series 2015-1, Class A	10,387	10,101
American Campus Communities Operating Partnership L.P. 3.63%, 11/15/27	15,000	14,274
American Electric Power Co., Inc. 2.95%, 12/15/22, Series F	55,000	53,742
American Express Co. 3.00%, 10/30/24	60,000	57,788
4.05%, 12/3/42	25,000	24,966
American Express Credit Corp. 3.30%, 5/3/27	325,000	317,771

See Notes to Financial Statements.

96	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2018

Investments in Long Securities	Principal Amount	Value

American Homes 4 Rent L.P. 4.25%, 2/15/28	$30,000	$29,135
American Honda Finance Corp. 2.90%, 2/16/24	150,000	146,230
American International Group, Inc. 3.38%, 8/15/20	21,000	21,064
3.30%, 3/1/21	160,000	160,045
4.88%, 6/1/22	127,000	133,227
4.13%, 2/15/24	244,000	247,505
3.75%, 7/10/25	80,000	78,264
3.90%, 4/1/26	158,000	155,389
3.88%, 1/15/35	193,000	175,862
4.50%, 7/16/44	120,000	114,778
4.80%, 7/10/45	52,000	51,845
4.75%, 4/1/48	175,000	173,939
American Tower Corp. 3.30%, 2/15/21	125,000	124,708
4.70%, 3/15/22	40,000	41,490
3.50%, 1/31/23	10,000	9,875
3.00%, 6/15/23	16,000	15,444
3.38%, 10/15/26	150,000	141,068
3.13%, 1/15/27	133,000	121,882
3.55%, 7/15/27	50,000	47,278
American Water Capital Corp. 3.85%, 3/1/24	313,000	319,381
3.40%, 3/1/25	600,000	596,421
2.95%, 9/1/27	35,000	33,364
4.00%, 12/1/46	13,000	12,696
3.75%, 9/1/47	25,000	23,172
4.20%, 9/1/48	30,000	30,050
Ameriprise Financial, Inc. 4.00%, 10/15/23	302,000	309,445
3.70%, 10/15/24	160,000	160,609
2.88%, 9/15/26	170,000	159,835
AmerisourceBergen Corp. 3.45%, 12/15/27	75,000	70,561
4.30%, 12/15/47	25,000	22,582
Amgen, Inc. 1.85%, 8/19/21	10,000	9,635
3.88%, 11/15/21	112,000	114,157
2.65%, 5/11/22	275,000	268,507
3.63%, 5/15/22	150,000	151,344
2.25%, 8/19/23	110,000	103,936
3.63%, 5/22/24	159,000	160,153
3.13%, 5/1/25	145,000	139,678
3.20%, 11/2/27	300,000	284,743
5.15%, 11/15/41	175,000	185,949
4.40%, 5/1/45	295,000	287,338
4.66%, 6/15/51	200,000	200,799
Anadarko Petroleum Corp. 5.55%, 3/15/26	235,000	253,089
6.45%, 9/15/36	130,000	151,478
7.95%, 6/15/39	100,000	130,760
6.60%, 3/15/46	127,000	153,715
Analog Devices, Inc. 2.85%, 3/12/20	25,000	24,923
2.95%, 1/12/21	25,000	24,880

Investments in Long Securities	Principal Amount	Value

2.88%, 6/1/23	$28,000	$27,082
3.50%, 12/5/26	215,000	207,924
Andeavor 4.50%, 4/1/48	25,000	23,451
Andeavor Logistics L.P. 5.25%, 1/15/25	305,000	312,625
5.20%, 12/1/47	25,000	24,957
Anthem, Inc. 3.13%, 5/15/22	80,000	79,009
3.50%, 8/15/24	40,000	39,355
3.65%, 12/1/27	175,000	167,134
4.63%, 5/15/42	125,000	121,822
4.65%, 1/15/43	110,000	108,373
4.65%, 8/15/44	200,000	195,890
Aon PLC 3.50%, 6/14/24	10,000	9,824
3.88%, 12/15/25	175,000	175,500
4.75%, 5/15/45	75,000	76,526
Apache Corp. 2.63%, 1/15/23	29,000	27,784
5.10%, 9/1/40	100,000	100,118
4.75%, 4/15/43	75,000	72,041
4.25%, 1/15/44	50,000	44,901
Appalachian Power Co. 3.30%, 6/1/27, Series X	100,000	96,638
7.00%, 4/1/38	80,000	106,620
Applied Materials, Inc. 4.35%, 4/1/47	35,000	35,740
Aptiv PLC 4.40%, 10/1/46	20,000	18,327
Archer-Daniels-Midland Co. 2.50%, 8/11/26	185,000	171,249
5.38%, 9/15/35	15,000	17,127
4.02%, 4/16/43	6,000	5,890
Ares Capital Corp. 3.63%, 1/19/22	25,000	24,536
Arizona Public Service Co. 4.50%, 4/1/42	115,000	120,276
4.20%, 8/15/48	15,000	15,025
Assurant, Inc. 4.00%, 3/15/23	25,000	24,894
4.90%, 3/27/28	25,000	25,172
AT&T, Inc. 2.45%, 6/30/20	375,000	370,318
3.20%, 3/1/22	20,000	19,795
2.63%, 12/1/22	10,000	9,619
3.95%, 1/15/25	310,000	306,069
3.40%, 5/15/25	455,000	433,235
4.13%, 2/17/26	70,000	69,280
4.25%, 3/1/27	100,000	98,913
4.30%, 2/15/30(b)	225,000	216,247
4.50%, 5/15/35	465,000	433,579
5.25%, 3/1/37	200,000	199,267
6.00%, 8/15/40	125,000	132,304
6.38%, 3/1/41	475,000	521,289
5.15%, 3/15/42	350,000	340,424
4.30%, 12/15/42	182,000	156,774

See Notes to Financial Statements.

WisdomTree Trust	97

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2018

Investments in Long Securities	Principal Amount	Value

4.80%, 6/15/44	$61,000	$55,875
4.35%, 6/15/45	175,000	150,624
4.75%, 5/15/46	180,000	163,351
5.65%, 2/15/47	260,000	266,943
5.45%, 3/1/47	30,000	29,867
4.55%, 3/9/49	49,000	42,822
5.15%, 2/15/50(b)	295,000	276,531
5.70%, 3/1/57	75,000	75,733
Atmos Energy Corp. 4.13%, 10/15/44	200,000	199,416
Autodesk, Inc. 4.38%, 6/15/25	25,000	25,251
3.50%, 6/15/27	165,000	154,877
AutoNation, Inc. 3.80%, 11/15/27	20,000	18,835
AutoZone, Inc. 2.88%, 1/15/23	25,000	24,320
3.13%, 7/15/23	50,000	48,928
3.25%, 4/15/25	50,000	47,923
AvalonBay Communities, Inc. 3.50%, 11/15/24	25,000	24,984
2.90%, 10/15/26	50,000	47,217
3.35%, 5/15/27	8,000	7,795
3.20%, 1/15/28	25,000	24,001
Avangrid, Inc. 3.15%, 12/1/24	50,000	48,012
Avista Corp. 4.35%, 6/1/48	100,000	103,518
AXA Equitable Holdings, Inc. 5.00%, 4/20/48(b)	220,000	207,984
AXIS Specialty Finance PLC 4.00%, 12/6/27	25,000	24,010
Baker Hughes a GE Co. LLC 5.13%, 9/15/40	20,000	21,298
Baltimore Gas & Electric Co. 2.40%, 8/15/26	290,000	265,237
Bank of America Corp. 4.00%, 4/1/24	409,000	416,093
4.20%, 8/26/24	349,000	351,139
3.95%, 4/21/25, Series L	567,000	558,719
3.09%, 10/1/25, (3.093% fixed rate until 10/1/24; 3-month U.S. dollar London Interbank Offered Rate + 1.09% thereafter)(c)	8,000	7,665
3.37%, 1/23/26, (3.366% fixed rate until 1/23/25; 3-month U.S. dollar London Interbank Offered Rate + 0.81% thereafter)(c)	500,000	483,517
4.45%, 3/3/26	50,000	50,223
4.18%, 11/25/27, Series L	251,000	245,856
3.82%, 1/20/28, (3.824% fixed rate until 1/20/27; 3-month U.S. dollar London Interbank Offered Rate + 1.575% thereafter)(c)	100,000	97,894
3.71%, 4/24/28, (3.705% fixed rate until 4/24/27; 3-month U.S. dollar London Interbank Offered Rate + 1.512% thereafter)(c)	200,000	193,739

Investments in Long Securities	Principal Amount	Value

3.59%, 7/21/28, (3.593% fixed rate until 7/21/27; 3-month U.S. dollar London Interbank Offered Rate + 1.37% thereafter)(c)	$135,000	$129,393
3.42%, 12/20/28, (3.419% fixed rate until 12/20/27; 3-month U.S. dollar London Interbank Offered Rate + 1.04% thereafter)(c)	600,000	566,049
3.97%, 3/5/29, (3.97% fixed rate until 3/5/28; 3-month U.S. dollar London Interbank Offered Rate + 1.07% thereafter)(c)	325,000	319,769
6.11%, 1/29/37	467,000	542,192
4.24%, 4/24/38, (4.244% fixed rate until 4/24/37; 3-month U.S. dollar London Interbank Offered Rate + 1.814% thereafter)(c)	125,000	123,513
5.88%, 2/7/42	200,000	239,521
4.88%, 4/1/44	20,000	21,172
4.44%, 1/20/48, (4.443% fixed rate until 1/20/47; 3-month U.S. dollar London Interbank Offered Rate + 1.99% thereafter)(c)	75,000	75,253
3.95%, 1/23/49, (3.946% fixed rate until 1/23/48; 3-month U.S. dollar London Interbank Offered Rate + 1.19% thereafter)(c)	40,000	37,031
Bank One Corp. 7.63%, 10/15/26	17,000	20,760
8.00%, 4/29/27	1,000	1,264
Baxalta, Inc. 2.88%, 6/23/20	100,000	99,849
4.00%, 6/23/25	335,000	339,273
5.25%, 6/23/45	60,000	65,707
Baxter International, Inc. 2.60%, 8/15/26	240,000	220,690
3.50%, 8/15/46	12,000	10,339
Bayer US Finance II LLC 4.40%, 7/15/44(b)	20,000	18,262
3.95%, 4/15/45(b)	12,000	10,335
BB&T Corp. 2.85%, 10/26/24	53,000	51,010
Becton Dickinson and Co. 3.25%, 11/12/20	3,000	2,998
3.36%, 6/6/24	90,000	87,069
3.73%, 12/15/24	70,000	69,048
3.70%, 6/6/27	200,000	192,032
4.67%, 6/6/47	215,000	213,572
Bed Bath & Beyond, Inc. 4.92%, 8/1/34	100,000	82,608
5.17%, 8/1/44	75,000	57,049
Berkshire Hathaway Energy Co. 3.75%, 11/15/23	125,000	127,107
3.25%, 4/15/28	20,000	19,156
4.50%, 2/1/45	100,000	101,739
3.80%, 7/15/48	100,000	91,896
Biogen, Inc. 2.90%, 9/15/20	50,000	49,856
5.20%, 9/15/45	152,000	164,136

See Notes to Financial Statements.

98	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2018

Investments in Long Securities	Principal Amount	Value

Block Financial LLC 4.13%, 10/1/20	$35,000	$35,349
Boardwalk Pipelines L.P. 4.45%, 7/15/27	100,000	97,862
Boeing Co. (The) 2.85%, 10/30/24	35,000	34,102
2.25%, 6/15/26	50,000	45,783
2.80%, 3/1/27	25,000	23,874
6.88%, 3/15/39	50,000	69,875
5.88%, 2/15/40	202,000	255,579
Booking Holdings, Inc. 3.60%, 6/1/26	65,000	63,676
BorgWarner, Inc. 4.38%, 3/15/45	128,000	123,613
Boston Properties L.P. 4.13%, 5/15/21	180,000	183,817
3.13%, 9/1/23	23,000	22,566
3.20%, 1/15/25	8,000	7,723
3.65%, 2/1/26	30,000	29,393
2.75%, 10/1/26	65,000	59,630
Boston Scientific Corp. 3.85%, 5/15/25	300,000	301,857
7.00%, 11/15/35	165,000	209,834
7.38%, 1/15/40	2,000	2,697
Branch Banking & Trust Co. 3.63%, 9/16/25	250,000	247,813
Brighthouse Financial, Inc. 3.70%, 6/22/27	150,000	134,273
4.70%, 6/22/47	131,000	110,162
Brixmor Operating Partnership L.P. 3.25%, 9/15/23	190,000	183,033
3.65%, 6/15/24	150,000	145,585
Broadcom Corp. 3.00%, 1/15/22	40,000	39,047
3.63%, 1/15/24	125,000	121,180
3.50%, 1/15/28	260,000	235,334
Broadridge Financial Solutions, Inc. 3.40%, 6/27/26	25,000	23,987
Brown & Brown, Inc. 4.20%, 9/15/24	20,000	20,043
Brown-Forman Corp. 4.50%, 7/15/45	28,000	30,071
Buckeye Partners L.P. 4.15%, 7/1/23	54,000	53,799
3.95%, 12/1/26	55,000	50,711
5.60%, 10/15/44	20,000	18,333
Burlington Northern Santa Fe LLC 3.75%, 4/1/24	75,000	76,245
3.00%, 4/1/25	71,000	68,983
3.65%, 9/1/25	120,000	121,236
3.25%, 6/15/27	40,000	39,285
6.15%, 5/1/37	73,000	90,516
5.75%, 5/1/40	125,000	150,255
5.40%, 6/1/41	15,000	17,326
4.40%, 3/15/42	10,000	10,341
4.90%, 4/1/44	160,000	177,195
4.55%, 9/1/44	150,000	157,785

Investments in Long Securities	Principal Amount	Value

4.15%, 4/1/45	$73,000	$72,889
4.70%, 9/1/45	20,000	21,486
3.90%, 8/1/46	25,000	23,990
4.13%, 6/15/47	130,000	130,210
CA, Inc. 4.70%, 3/15/27	30,000	29,859
Campbell Soup Co. 3.30%, 3/19/25	20,000	18,667
Capital One Financial Corp. 4.75%, 7/15/21	40,000	41,432
3.05%, 3/9/22	25,000	24,553
3.20%, 1/30/23	780,000	762,536
3.50%, 6/15/23	25,000	24,744
3.75%, 4/24/24	100,000	98,828
3.30%, 10/30/24	100,000	96,259
3.20%, 2/5/25	170,000	161,765
4.20%, 10/29/25	25,000	24,653
3.75%, 3/9/27	410,000	392,113
Cardinal Health, Inc. 3.41%, 6/15/27	184,000	169,918
4.50%, 11/15/44	75,000	67,505
4.37%, 6/15/47	155,000	136,232
Carlisle Cos., Inc. 3.50%, 12/1/24	100,000	96,917
3.75%, 12/1/27	25,000	24,167
Caterpillar Financial Services Corp. 3.30%, 6/9/24	40,000	40,000
2.40%, 8/9/26	190,000	174,854
Caterpillar, Inc. 3.40%, 5/15/24	111,000	111,725
3.80%, 8/15/42	501,000	485,050
CBRE Services, Inc. 4.88%, 3/1/26	153,000	159,250
CBS Corp. 2.50%, 2/15/23	5,000	4,716
3.50%, 1/15/25	350,000	337,204
4.00%, 1/15/26	50,000	49,007
2.90%, 1/15/27	92,000	83,835
3.38%, 2/15/28	125,000	114,950
7.88%, 7/30/30	197,000	247,177
4.90%, 8/15/44	275,000	267,475
Celgene Corp. 3.63%, 5/15/24	108,000	106,881
3.88%, 8/15/25	340,000	335,803
3.90%, 2/20/28	400,000	390,335
5.00%, 8/15/45	100,000	99,738
4.55%, 2/20/48	210,000	199,480
CenterPoint Energy Houston Electric LLC 2.40%, 9/1/26, Series Z	290,000	266,663
4.50%, 4/1/44	4,000	4,300
CenterPoint Energy Resources Corp. 3.55%, 4/1/23	15,000	14,960
4.00%, 4/1/28	170,000	170,289
Charter Communications Operating LLC 4.46%, 7/23/22	30,000	30,638
4.91%, 7/23/25	450,000	460,196
4.20%, 3/15/28	150,000	143,923

See Notes to Financial Statements.

WisdomTree Trust	99

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2018

Investments in Long Securities	Principal Amount	Value

6.48%, 10/23/45	$125,000	$133,980
5.75%, 4/1/48	175,000	173,066
Chubb Corp. (The) 6.00%, 5/11/37	76,000	94,026
6.50%, 5/15/38, Series 1	25,000	32,649
Chubb INA Holdings, Inc. 3.35%, 5/3/26	180,000	177,057
4.35%, 11/3/45	100,000	104,361
Church & Dwight Co., Inc. 2.45%, 8/1/22	100,000	96,569
3.15%, 8/1/27	145,000	136,396
Cigna Corp. 4.00%, 2/15/22	226,000	229,267
3.25%, 4/15/25	275,000	261,795
3.05%, 10/15/27	340,000	307,807
3.88%, 10/15/47	96,000	82,537
Cimarex Energy Co. 4.38%, 6/1/24	63,000	63,924
Cintas Corp. No 2 2.90%, 4/1/22	405,000	398,605
Cisco Systems, Inc. 2.20%, 9/20/23	125,000	119,705
3.63%, 3/4/24	272,000	278,216
2.95%, 2/28/26	225,000	217,451
2.50%, 9/20/26	40,000	37,277
5.90%, 2/15/39	70,000	87,736
Citigroup, Inc. 2.65%, 10/26/20	25,000	24,723
4.05%, 7/30/22	172,000	174,096
3.50%, 5/15/23	65,000	64,154
4.04%, 6/1/24, (4.044% fixed rate until 6/1/23; 3-month U.S. dollar London Interbank Offered Rate + 1.023% thereafter)(c)	200,000	202,385
4.00%, 8/5/24	25,000	24,958
3.30%, 4/27/25	240,000	232,436
5.50%, 9/13/25	200,000	213,318
4.60%, 3/9/26	25,000	25,282
3.20%, 10/21/26	100,000	93,980
4.45%, 9/29/27	400,000	397,023
3.89%, 1/10/28, (3.887% fixed rate until 1/10/27; 3-month U.S. dollar London Interbank Offered Rate + 1.563% thereafter)(c)	200,000	195,141
3.67%, 7/24/28, (3.668% fixed rate until 7/24/27; 3-month U.S. dollar London Interbank Offered Rate + 1.39% thereafter)(c)	86,000	82,285
4.13%, 7/25/28	204,000	197,819
3.52%, 10/27/28, (3.52% fixed rate until 10/27/27; 3-month U.S. dollar London Interbank Offered Rate + 1.151% thereafter)(c)	300,000	283,288
4.08%, 4/23/29, (4.075% fixed rate until 4/23/28; 3-month U.S. dollar London Interbank Offered Rate + 1.192% thereafter)(c)	320,000	315,637

Investments in Long Securities	Principal Amount	Value

3.88%, 1/24/39, (3.878% fixed rate until 1/24/38; 3-month U.S. dollar London Interbank Offered Rate + 1.168% thereafter)(c)	$100,000	$92,729
8.13%, 7/15/39	270,000	389,722
6.68%, 9/13/43	150,000	186,867
5.30%, 5/6/44	50,000	53,502
4.65%, 7/30/45	25,000	25,448
4.28%, 4/24/48, (4.281% fixed rate until 4/24/47; 3-month U.S. dollar London Interbank Offered Rate + 1.839% thereafter)(c)	275,000	267,135
4.65%, 7/23/48	170,000	174,411
Citizens Bank NA 2.55%, 5/13/21	500,000	488,447
Citrix Systems, Inc. 4.50%, 12/1/27	25,000	24,367
Cleco Corporate Holdings LLC 3.74%, 5/1/26	64,000	60,858
Clorox Co. (The) 3.10%, 10/1/27	240,000	227,779
CNA Financial Corp. 5.75%, 8/15/21	2,000	2,121
CNOOC Finance 2015 USA LLC 4.38%, 5/2/28	340,000	346,686
Coca-Cola Co. (The) 2.90%, 5/25/27	150,000	143,306
Columbia Property Trust Operating Partnership L.P. 4.15%, 4/1/25	150,000	147,537
Comcast Corp. 3.60%, 3/1/24	445,000	445,516
3.38%, 2/15/25	25,000	24,402
3.15%, 3/1/26	316,000	301,523
2.35%, 1/15/27	80,000	71,109
3.30%, 2/1/27	95,000	91,353
3.15%, 2/15/28	245,000	230,979
4.25%, 1/15/33	90,000	89,800
4.20%, 8/15/34	110,000	107,843
4.40%, 8/15/35	200,000	200,011
6.45%, 3/15/37	180,000	218,401
6.95%, 8/15/37	100,000	127,999
4.65%, 7/15/42	40,000	40,234
4.50%, 1/15/43	25,000	24,274
4.75%, 3/1/44	25,000	25,450
4.60%, 8/15/45	20,000	19,760
3.40%, 7/15/46	55,000	45,745
4.00%, 8/15/47	350,000	318,532
Commonwealth Edison Co. 6.45%, 1/15/38	150,000	194,042
3.65%, 6/15/46	75,000	70,170
3.75%, 8/15/47, Series 123	150,000	142,569
Concho Resources, Inc. 4.38%, 1/15/25	8,000	8,085
3.75%, 10/1/27	60,000	57,532
4.88%, 10/1/47	40,000	40,623
Connecticut Light & Power Co. (The) 3.20%, 3/15/27, Series A	100,000	97,403

See Notes to Financial Statements.

100	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2018

Investments in Long Securities	Principal Amount	Value

ConocoPhillips 5.90%, 10/15/32	$20,000	$23,879
6.50%, 2/1/39	230,000	299,721
ConocoPhillips Co. 3.35%, 11/15/24	50,000	49,629
4.95%, 3/15/26	220,000	238,398
4.30%, 11/15/44	25,000	25,978
Consolidated Edison Co. of New York, Inc. 6.75%, 4/1/38, Series 08-B	25,000	33,448
3.85%, 6/15/46	20,000	19,092
3.88%, 6/15/47, Series 2017	100,000	96,110
4.50%, 5/15/58	150,000	152,470
Constellation Brands, Inc. 4.75%, 11/15/24	25,000	26,063
3.70%, 12/6/26	235,000	226,521
Continental Airlines Pass Through Trust 4.00%, 4/29/26, Series 2012-2, Class A	27,039	27,252
Continental Resources, Inc. 4.90%, 6/1/44	70,000	69,778
Corning, Inc. 4.75%, 3/15/42	200,000	203,387
Costco Wholesale Corp. 2.75%, 5/18/24	100,000	97,583
3.00%, 5/18/27	80,000	77,194
Crown Castle International Corp. 4.88%, 4/15/22	83,000	85,768
5.25%, 1/15/23	20,000	21,063
3.20%, 9/1/24	20,000	19,132
CSX Corp. 4.25%, 6/1/21	30,000	30,788
3.40%, 8/1/24	25,000	24,846
3.35%, 11/1/25	30,000	29,405
3.25%, 6/1/27	155,000	147,757
6.15%, 5/1/37	150,000	182,144
5.50%, 4/15/41	13,000	14,737
4.10%, 3/15/44	110,000	104,711
4.50%, 8/1/54	100,000	98,230
Cummins, Inc. 3.65%, 10/1/23	20,000	20,325
CVS Health Corp. 2.13%, 6/1/21	310,000	300,254
3.50%, 7/20/22	2,000	1,992
4.00%, 12/5/23	175,000	176,561
3.88%, 7/20/25	178,000	175,908
2.88%, 6/1/26	110,000	101,231
4.30%, 3/25/28	745,000	740,682
4.88%, 7/20/35	89,000	90,546
4.78%, 3/25/38	375,000	374,906
5.13%, 7/20/45	75,000	77,007
5.05%, 3/25/48	600,000	614,641
DDR Corp. 3.63%, 2/1/25	100,000	95,926
4.70%, 6/1/27	30,000	30,466
Dell International LLC 4.42%, 6/15/21(b)	50,000	50,891
5.45%, 6/15/23(b)	230,000	241,758
6.02%, 6/15/26(b)	180,000	191,112

Investments in Long Securities	Principal Amount	Value

8.10%, 7/15/36(b)	$50,000	$59,274
8.35%, 7/15/46(b)	205,000	252,270
Delmarva Power & Light Co. 4.15%, 5/15/45	60,000	60,104
Delphi Corp. 4.15%, 3/15/24	25,000	25,282
Delta Air Lines, Inc. 2.88%, 3/13/20	15,000	14,893
2.60%, 12/4/20	5,000	4,903
Devon Energy Corp. 3.25%, 5/15/22	69,000	68,067
5.60%, 7/15/41	195,000	210,879
4.75%, 5/15/42	100,000	98,166
5.00%, 6/15/45	50,000	50,729
Digital Realty Trust L.P. 3.40%, 10/1/20	60,000	60,141
2.75%, 2/1/23	25,000	24,086
Discover Financial Services 3.95%, 11/6/24	71,000	69,725
3.75%, 3/4/25	210,000	202,418
Discovery Communications LLC 4.90%, 3/11/26	54,000	55,682
3.95%, 3/20/28	85,000	81,225
5.00%, 9/20/37	200,000	195,599
6.35%, 6/1/40	175,000	192,682
4.95%, 5/15/42	75,000	70,667
4.88%, 4/1/43	35,000	32,533
Dominion Energy, Inc. 2.00%, 8/15/21, Series C	25,000	23,997
3.90%, 10/1/25	40,000	39,445
5.25%, 8/1/33, Series F	45,000	48,651
7.00%, 6/15/38	25,000	32,058
4.70%, 12/1/44	100,000	102,833
Dow Chemical Co. (The) 4.25%, 11/15/20	226,000	230,972
3.00%, 11/15/22	15,000	14,708
3.50%, 10/1/24	385,000	378,262
7.38%, 11/1/29	135,000	170,592
5.25%, 11/15/41	30,000	31,960
4.38%, 11/15/42	75,000	71,288
4.63%, 10/1/44	80,000	79,702
DTE Electric Co. 3.70%, 3/15/45	4,000	3,779
DTE Energy Co. 3.30%, 6/15/22, Series B	150,000	148,615
Duke Energy Carolinas LLC 2.95%, 12/1/26	120,000	115,219
6.00%, 1/15/38	240,000	296,808
6.05%, 4/15/38	20,000	24,999
5.30%, 2/15/40	150,000	173,845
4.00%, 9/30/42	25,000	24,578
3.75%, 6/1/45	20,000	18,865
3.88%, 3/15/46	20,000	19,226
Duke Energy Corp. 1.80%, 9/1/21	25,000	23,975
2.40%, 8/15/22	30,000	28,928
3.95%, 10/15/23	25,000	25,338

See Notes to Financial Statements.

WisdomTree Trust	101

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2018

Investments in Long Securities	Principal Amount	Value

2.65%, 9/1/26	$355,000	$323,697
3.15%, 8/15/27	175,000	164,564
4.80%, 12/15/45	220,000	231,930
Duke Energy Florida LLC 3.20%, 1/15/27	55,000	53,470
3.40%, 10/1/46	159,000	141,489
Duke Energy Indiana LLC 6.12%, 10/15/35	10,000	12,196
Duke Energy Progress LLC 3.25%, 8/15/25	40,000	39,368
6.30%, 4/1/38	25,000	31,588
4.10%, 3/15/43	25,000	25,066
4.15%, 12/1/44	25,000	25,232
4.20%, 8/15/45	25,000	25,316
DXC Technology Co. 4.75%, 4/15/27	165,000	168,683
Eastman Chemical Co. 3.80%, 3/15/25	38,000	37,891
4.65%, 10/15/44	100,000	98,212
Eaton Corp. 3.10%, 9/15/27	200,000	189,033
Eaton Vance Corp. 3.50%, 4/6/27	118,000	115,249
eBay, Inc. 3.80%, 3/9/22	26,000	26,387
2.75%, 1/30/23	30,000	29,007
3.45%, 8/1/24	10,000	9,810
Ecolab, Inc. 4.35%, 12/8/21	21,000	21,743
2.70%, 11/1/26	175,000	163,495
3.25%, 12/1/27	25,000	24,229
3.95%, 12/1/47	100,000	97,105
EI du Pont de Nemours & Co. 5.60%, 12/15/36	13,000	14,641
4.15%, 2/15/43	25,000	23,460
Eli Lilly & Co. 2.75%, 6/1/25	170,000	163,495
5.55%, 3/15/37	112,000	134,876
3.70%, 3/1/45	181,000	174,718
Enable Midstream Partners L.P. 3.90%, 5/15/24	78,000	75,540
4.40%, 3/15/27	25,000	24,031
4.95%, 5/15/28	170,000	169,241
Energy Transfer Partners L.P. 4.65%, 6/1/21	10,000	10,269
4.75%, 1/15/26	200,000	202,871
7.50%, 7/1/38	40,000	47,876
5.15%, 3/15/45	125,000	119,048
6.13%, 12/15/45	180,000	191,319
5.30%, 4/15/47	25,000	24,307
Entergy Corp. 2.95%, 9/1/26	320,000	296,749
Entergy Louisiana LLC 4.05%, 9/1/23	175,000	180,027
4.95%, 1/15/45	72,000	73,501
4.20%, 9/1/48	25,000	25,339

Investments in Long Securities	Principal Amount	Value

Enterprise Products Operating LLC 2.55%, 10/15/19	$40,000	$39,845
3.90%, 2/15/24	100,000	101,253
5.95%, 2/1/41	100,000	115,963
4.85%, 8/15/42	200,000	205,640
4.90%, 5/15/46	101,000	104,852
4.95%, 10/15/54	50,000	50,578
5.25%, 8/16/77, Series E (5.25% fixed rate until 8/16/27; 3-month U.S. dollar London Interbank Offered Rate + 3.033% thereafter)(c)	433,000	410,268
EOG Resources, Inc. 2.45%, 4/1/20	5,000	4,954
2.63%, 3/15/23	30,000	29,009
EQT Corp. 3.90%, 10/1/27	101,000	95,244
EQT Midstream Partners L.P. 4.00%, 8/1/24	200,000	192,112
ERP Operating L.P. 3.25%, 8/1/27	308,000	296,683
4.50%, 7/1/44	100,000	103,047
Eversource Energy 4.50%, 11/15/19	25,000	25,447
2.90%, 10/1/24, Series L	50,000	47,837
Exelon Corp. 3.50%, 6/1/22	25,000	24,726
3.95%, 6/15/25	25,000	25,163
3.40%, 4/15/26	75,000	72,422
4.95%, 6/15/35	200,000	210,803
5.10%, 6/15/45	100,000	107,014
4.45%, 4/15/46	225,000	223,188
Exelon Generation Co. LLC 6.25%, 10/1/39	145,000	157,492
5.60%, 6/15/42	97,000	99,662
Expedia Group, Inc. 4.50%, 8/15/24	115,000	116,771
5.00%, 2/15/26	200,000	207,501
Express Scripts Holding Co. 4.75%, 11/15/21	16,000	16,553
3.05%, 11/30/22	25,000	24,370
3.00%, 7/15/23	80,000	76,874
3.40%, 3/1/27	110,000	102,092
6.13%, 11/15/41	21,000	23,428
4.80%, 7/15/46	125,000	121,038
Federal Realty Investment Trust 4.50%, 12/1/44	200,000	205,832
FedEx Corp. 2.63%, 8/1/22	100,000	97,598
4.00%, 1/15/24	20,000	20,510
3.25%, 4/1/26(d)	306,000	297,082
3.88%, 8/1/42	220,000	196,669
4.10%, 4/15/43	100,000	91,822
4.75%, 11/15/45	127,000	128,304
4.55%, 4/1/46	90,000	88,740
4.40%, 1/15/47	120,000	114,381
Fidelity National Information Services, Inc. 5.00%, 10/15/25	341,000	361,966

See Notes to Financial Statements.

102	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2018

Investments in Long Securities	Principal Amount	Value

3.00%, 8/15/26	$70,000	$65,356
4.50%, 8/15/46	25,000	24,221
4.75%, 5/15/48, Series 30Y	40,000	40,524
Fifth Third Bancorp 2.88%, 7/27/20	43,000	42,843
4.30%, 1/16/24	225,000	229,729
8.25%, 3/1/38	100,000	138,576
FirstEnergy Corp. 3.90%, 7/15/27, Series B	100,000	98,473
7.38%, 11/15/31, Series C	100,000	130,036
4.85%, 7/15/47, Series C	210,000	216,715
Fiserv, Inc. 4.63%, 10/1/20	25,000	25,644
Flowers Foods, Inc. 3.50%, 10/1/26	8,000	7,511
Ford Motor Co. 4.35%, 12/8/26	135,000	127,107
6.63%, 10/1/28	275,000	295,119
7.45%, 7/16/31	150,000	166,794
4.75%, 1/15/43	175,000	145,575
7.40%, 11/1/46	25,000	27,986
Ford Motor Credit Co. LLC 4.13%, 8/4/25	200,000	189,211
3.82%, 11/2/27	200,000	180,225
Fortive Corp. 3.15%, 6/15/26	200,000	188,098
Franklin Resources, Inc. 2.85%, 3/30/25	145,000	138,377
GATX Corp. 3.25%, 3/30/25	45,000	42,697
3.85%, 3/30/27	5,000	4,840
4.55%, 11/7/28	40,000	40,370
GE Capital International Funding Co. Unlimited Co. 4.42%, 11/15/35	500,000	482,842
General Dynamics Corp. 3.50%, 5/15/25	65,000	65,687
2.13%, 8/15/26	225,000	203,737
3.75%, 5/15/28	200,000	203,311
General Electric Co. 6.75%, 3/15/32, Series A	215,000	266,944
6.15%, 8/7/37	40,000	46,986
5.88%, 1/14/38	50,000	57,285
4.13%, 10/9/42	50,000	46,015
4.50%, 3/11/44	225,000	218,747
General Mills, Inc. 3.65%, 2/15/24	2,000	1,989
4.20%, 4/17/28	135,000	135,020
4.70%, 4/17/48(d)	45,000	44,216
General Motors Co. 4.00%, 4/1/25	85,000	82,977
4.20%, 10/1/27	100,000	96,333
6.60%, 4/1/36	80,000	86,104
5.15%, 4/1/38	250,000	237,925
5.20%, 4/1/45	75,000	69,077
6.75%, 4/1/46	275,000	303,407

Investments in Long Securities	Principal Amount	Value

General Motors Financial Co., Inc. 3.20%, 7/6/21	$30,000	$29,625
4.38%, 9/25/21	20,000	20,380
3.45%, 1/14/22	20,000	19,783
3.45%, 4/10/22	84,000	82,658
3.15%, 6/30/22	20,000	19,504
4.00%, 1/15/25	288,000	279,554
4.30%, 7/13/25	401,000	395,527
4.00%, 10/6/26	100,000	95,595
3.85%, 1/5/28	25,000	23,307
Genpact Luxembourg SARL 3.70%, 4/1/22	130,000	127,752
George Washington University (The) 4.13%, 9/15/48, Series 2018	70,000	70,778
Georgia Power Co. 3.25%, 3/30/27	425,000	402,013
4.30%, 3/15/42	100,000	96,992
Georgia-Pacific LLC 8.00%, 1/15/24	30,000	36,186
7.75%, 11/15/29	100,000	133,277
Gilead Sciences, Inc. 3.65%, 3/1/26	260,000	257,937
2.95%, 3/1/27	300,000	281,841
4.60%, 9/1/35	100,000	104,162
5.65%, 12/1/41	135,000	157,770
4.75%, 3/1/46	75,000	78,350
4.15%, 3/1/47	135,000	129,259
GLP Capital L.P. 5.38%, 4/15/26	105,000	109,300
Goldman Sachs Group, Inc. (The) 4.00%, 3/3/24	50,000	50,515
3.50%, 1/23/25	555,000	540,957
3.75%, 5/22/25	80,000	78,877
4.25%, 10/21/25	232,000	231,107
3.75%, 2/25/26	125,000	122,661
3.50%, 11/16/26	500,000	476,927
5.95%, 1/15/27	350,000	387,179
3.85%, 1/26/27	175,000	170,590
3.69%, 6/5/28, (3.691% fixed rate until 6/5/27; 3-month U.S. dollar London Interbank Offered Rate + 1.51% thereafter)(c)	170,000	162,818
3.81%, 4/23/29, (3.814% fixed rate until 4/23/28; 3-month U.S. dollar London Interbank Offered Rate + 1.158% thereafter)(c)	250,000	239,450
6.13%, 2/15/33	40,000	46,420
6.75%, 10/1/37	420,000	509,980
4.02%, 10/31/38, (4.017% fixed rate until 10/31/37; 3-month U.S. dollar London Interbank Offered Rate + 1.373% thereafter)(c)	125,000	116,968
4.41%, 4/23/39, (4.411% fixed rate until 4/23/38; 3-month U.S. dollar London Interbank Offered Rate + 1.43% thereafter)(c)	59,000	57,857
6.25%, 2/1/41	125,000	151,693
4.80%, 7/8/44	25,000	25,776

See Notes to Financial Statements.

WisdomTree Trust	103

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2018

Investments in Long Securities	Principal Amount	Value

5.15%, 5/22/45	$100,000	$103,074
4.75%, 10/21/45	195,000	198,821
Halliburton Co. 3.50%, 8/1/23	50,000	50,231
3.80%, 11/15/25	100,000	100,027
4.85%, 11/15/35	200,000	210,278
6.70%, 9/15/38	20,000	25,052
7.45%, 9/15/39	150,000	201,796
4.50%, 11/15/41	2,000	1,988
5.00%, 11/15/45	105,000	112,302
Harris Corp. 3.83%, 4/27/25	185,000	182,477
4.40%, 6/15/28	55,000	55,992
4.85%, 4/27/35	67,000	69,145
Hartford Financial Services Group, Inc. (The) 4.30%, 4/15/43	65,000	63,019
4.40%, 3/15/48	35,000	34,594
Hasbro, Inc. 6.35%, 3/15/40	156,000	172,059
HCP, Inc. 2.63%, 2/1/20	130,000	129,123
4.25%, 11/15/23	20,000	20,228
3.88%, 8/15/24	50,000	49,288
3.40%, 2/1/25	25,000	23,979
4.00%, 6/1/25	100,000	99,251
Healthcare Realty Trust, Inc. 3.63%, 1/15/28	25,000	23,625
Hershey Co. (The) 2.30%, 8/15/26	35,000	31,990
Hess Corp. 4.30%, 4/1/27	60,000	58,382
6.00%, 1/15/40	100,000	104,544
5.80%, 4/1/47	200,000	209,712
Hewlett Packard Enterprise Co. 4.90%, 10/15/25	380,000	392,468
6.35%, 10/15/45	160,000	165,810
Hexcel Corp. 4.70%, 8/15/25	8,000	8,247
3.95%, 2/15/27	150,000	147,634
Highwoods Realty L.P. 4.13%, 3/15/28	25,000	24,767
Historic TW, Inc. 6.63%, 5/15/29	36,000	42,543
Home Depot, Inc. (The) 3.35%, 9/15/25	105,000	104,671
3.00%, 4/1/26	155,000	149,767
2.80%, 9/14/27	375,000	354,361
5.88%, 12/16/36	150,000	184,868
4.20%, 4/1/43	25,000	25,420
4.40%, 3/15/45	40,000	41,483
4.25%, 4/1/46	55,000	56,203
3.90%, 6/15/47	155,000	150,546
3.50%, 9/15/56	25,000	22,166
Honeywell International, Inc. 2.50%, 11/1/26	395,000	367,959
Hospitality Properties Trust 4.50%, 3/15/25	110,000	108,182

Investments in Long Securities	Principal Amount	Value

3.95%, 1/15/28	$15,000	$13,757
4.38%, 2/15/30	180,000	167,784
Host Hotels & Resorts L.P. 4.75%, 3/1/23, Series C	25,000	25,681
4.00%, 6/15/25, Series E	20,000	19,641
HSBC Bank USA NA 5.88%, 11/1/34	250,000	287,870
Hubbell, Inc. 3.63%, 11/15/22	25,000	25,058
3.15%, 8/15/27	8,000	7,474
Hudson Pacific Properties L.P. 3.95%, 11/1/27	175,000	165,687
Humana, Inc. 3.15%, 12/1/22	15,000	14,775
4.95%, 10/1/44	225,000	236,867
Huntington Ingalls Industries, Inc. 3.48%, 12/1/27	25,000	23,805
Illinois Tool Works, Inc. 3.50%, 3/1/24	35,000	35,361
2.65%, 11/15/26	99,000	92,740
4.88%, 9/15/41	2,000	2,244
3.90%, 9/1/42	40,000	39,829
Indiana Michigan Power Co. 4.25%, 8/15/48	20,000	20,202
Ingersoll-Rand Global Holding Co., Ltd. 4.25%, 6/15/23	132,000	136,196
5.75%, 6/15/43	130,000	150,876
Intel Corp. 2.88%, 5/11/24	120,000	117,035
3.70%, 7/29/25	178,000	180,650
2.60%, 5/19/26	300,000	281,551
4.00%, 12/15/32	155,000	161,307
4.10%, 5/19/46	95,000	95,446
3.73%, 12/8/47	50,000	47,068
Intercontinental Exchange, Inc. 4.00%, 10/15/23	75,000	77,067
3.75%, 12/1/25	345,000	347,586
3.10%, 9/15/27	25,000	23,827
4.25%, 9/21/48	55,000	55,080
International Business Machines Corp. 7.00%, 10/30/25	230,000	278,951
3.45%, 2/19/26	100,000	99,492
3.30%, 1/27/27	150,000	147,866
4.00%, 6/20/42	110,000	107,133
4.70%, 2/19/46(d)	170,000	187,904
International Flavors & Fragrances, Inc. 4.38%, 6/1/47	60,000	55,325
International Lease Finance Corp. 8.25%, 12/15/20	10,000	10,986
8.63%, 1/15/22	5,000	5,733
International Paper Co. 3.80%, 1/15/26	355,000	350,898
3.00%, 2/15/27	161,000	149,385
7.30%, 11/15/39	100,000	127,825
6.00%, 11/15/41	75,000	83,907
4.80%, 6/15/44	55,000	54,654
4.35%, 8/15/48	100,000	91,982

See Notes to Financial Statements.

104	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2018

Investments in Long Securities	Principal Amount	Value

Invesco Finance PLC 4.00%, 1/30/24	$42,000	$42,768
Jefferies Group LLC 6.88%, 4/15/21	70,000	75,498
4.85%, 1/15/27	153,000	152,081
4.15%, 1/23/30	65,000	59,407
6.25%, 1/15/36	86,000	88,470
JM Smucker Co. (The) 4.25%, 3/15/35	75,000	72,158
John Deere Capital Corp. 3.05%, 1/6/28	25,000	24,023
Johnson Controls International PLC 3.90%, 2/14/26	25,000	24,876
5.13%, 9/14/45	117,000	125,209
JPMorgan Chase & Co. 3.88%, 2/1/24	147,000	149,130
3.63%, 5/13/24	50,000	50,167
3.88%, 9/10/24	50,000	49,746
3.13%, 1/23/25	180,000	173,583
3.22%, 3/1/25, (3.22% fixed rate until 3/1/24; 3-month U.S. dollar London Interbank Offered Rate + 1.155% thereafter)(c)	135,000	131,516
3.30%, 4/1/26	720,000	695,479
2.95%, 10/1/26	53,000	49,691
4.13%, 12/15/26	250,000	250,222
4.25%, 10/1/27	95,000	95,193
3.63%, 12/1/27	205,000	195,622
3.78%, 2/1/28, (3.782% fixed rate until 2/1/27; 3-month U.S. dollar London Interbank Offered Rate + 1.337% thereafter)(c)	240,000	235,009
3.54%, 5/1/28, (3.54% fixed rate until 5/1/27; 3-month U.S. dollar London Interbank Offered Rate + 1.38% thereafter)(c)	5,000	4,805
3.51%, 1/23/29, (3.509% fixed rate until 1/23/28; 3-month U.S. dollar London Interbank Offered Rate + 0.945% thereafter)(c)	150,000	143,495
4.01%, 4/23/29, (4.005% fixed rate until 4/23/28; 3-month U.S. dollar London Interbank Offered Rate + 1.12% thereafter)(c)	380,000	376,155
6.40%, 5/15/38	95,000	119,936
3.88%, 7/24/38, (3.882% fixed rate until 7/24/37; 3-month U.S. dollar London Interbank Offered Rate + 1.36% thereafter)(c)	30,000	28,082
5.63%, 8/16/43	100,000	114,450
4.26%, 2/22/48, (4.26% fixed rate until 2/22/47; 3-month U.S. dollar London Interbank Offered Rate + 1.58% thereafter)(c)	130,000	125,739
4.03%, 7/24/48, (4.032% fixed rate until 7/24/47; 3-month U.S. dollar London Interbank Offered Rate + 1.46% thereafter)(c)	205,000	191,421

Investments in Long Securities	Principal Amount	Value

3.90%, 1/23/49, (3.897% fixed rate until 1/23/48; 3-month U.S. dollar London Interbank Offered Rate + 1.22% thereafter)(c)	$65,000	$59,357
Juniper Networks, Inc. 4.50%, 3/15/24	25,000	25,578
Kansas City Southern 4.70%, 5/1/48	125,000	125,619
Kellogg Co. 4.00%, 12/15/20	180,000	183,673
2.65%, 12/1/23	16,000	15,367
3.25%, 4/1/26	105,000	99,885
7.45%, 4/1/31, Series B	20,000	25,779
4.50%, 4/1/46	60,000	57,627
Kemper Corp. 4.35%, 2/15/25	125,000	123,768
Kerr-McGee Corp. 6.95%, 7/1/24	40,000	45,707
7.88%, 9/15/31	4,000	5,052
Keurig Dr Pepper, Inc. 4.42%, 5/25/25(b)	65,000	65,963
2.55%, 9/15/26	25,000	22,143
3.43%, 6/15/27	140,000	130,999
4.60%, 5/25/28(b)	130,000	132,199
5.09%, 5/25/48(b)(d)	125,000	127,759
KeyCorp 2.90%, 9/15/20	115,000	114,373
5.10%, 3/24/21	70,000	73,200
4.10%, 4/30/28	240,000	241,103
Kilroy Realty L.P. 3.45%, 12/15/24	87,000	84,158
4.38%, 10/1/25	160,000	161,671
4.25%, 8/15/29	50,000	49,320
Kimberly-Clark Corp. 3.20%, 7/30/46	15,000	13,060
Kimco Realty Corp. 3.30%, 2/1/25	132,000	126,129
2.80%, 10/1/26	197,000	177,559
Kinder Morgan Energy Partners L.P. 3.50%, 3/1/21	30,000	30,073
3.95%, 9/1/22	20,000	20,237
3.45%, 2/15/23	40,000	39,476
3.50%, 9/1/23	35,000	34,549
7.30%, 8/15/33	1,000	1,196
6.95%, 1/15/38	90,000	106,490
6.50%, 9/1/39	40,000	45,039
6.38%, 3/1/41	8,000	8,897
5.63%, 9/1/41	200,000	205,556
5.00%, 3/1/43	115,000	112,368
Kinder Morgan, Inc. 6.50%, 9/15/20	5,000	5,301
4.30%, 6/1/25	630,000	637,045
7.75%, 1/15/32	150,000	186,940
5.30%, 12/1/34	50,000	51,140
5.55%, 6/1/45	175,000	183,438
Kohl’s Corp. 4.25%, 7/17/25(d)	71,000	71,498
5.55%, 7/17/45	150,000	145,462

See Notes to Financial Statements.

WisdomTree Trust	105

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2018

Investments in Long Securities	Principal Amount	Value

Kraft Heinz Foods Co. 2.80%, 7/2/20	$132,000	$130,956
3.50%, 6/6/22	341,000	340,224
3.50%, 7/15/22	15,000	14,928
3.95%, 7/15/25	65,000	64,115
3.00%, 6/1/26	186,000	170,028
5.00%, 7/15/35	54,000	53,485
5.20%, 7/15/45	425,000	415,530
Kroger Co. (The) 4.45%, 2/1/47	365,000	341,646
4.65%, 1/15/48(d)	125,000	120,556
L3 Technologies, Inc. 4.95%, 2/15/21	10,000	10,330
4.40%, 6/15/28	250,000	252,163
Laboratory Corp. of America Holdings 3.60%, 2/1/25	50,000	49,082
3.60%, 9/1/27	25,000	24,073
Lam Research Corp. 3.80%, 3/15/25	88,000	88,034
Lazard Group LLC 3.75%, 2/13/25	25,000	24,402
Leggett & Platt, Inc. 3.50%, 11/15/27	25,000	23,721
LG&E & KU Energy LLC 3.75%, 11/15/20	25,000	25,206
Life Storage L.P. 3.50%, 7/1/26	60,000	56,465
3.88%, 12/15/27	25,000	23,865
Lincoln National Corp. 4.35%, 3/1/48	150,000	143,221
Lockheed Martin Corp. 2.50%, 11/23/20	20,000	19,778
3.10%, 1/15/23	25,000	24,913
3.60%, 3/1/35	34,000	32,305
4.50%, 5/15/36	340,000	356,764
4.07%, 12/15/42	120,000	116,989
4.70%, 5/15/46	70,000	74,898
4.09%, 9/15/52	100,000	96,025
Loews Corp. 3.75%, 4/1/26	5,000	5,021
Lowe’s Cos., Inc. 3.38%, 9/15/25	260,000	257,505
2.50%, 4/15/26	25,000	23,132
3.10%, 5/3/27	130,000	125,016
3.70%, 4/15/46	50,000	46,064
4.05%, 5/3/47	190,000	186,274
LYB International Finance B.V. 4.00%, 7/15/23	45,000	45,367
5.25%, 7/15/43	50,000	53,111
4.88%, 3/15/44	345,000	349,001
LYB International Finance II B.V. 3.50%, 3/2/27	20,000	19,057
Macy’s Retail Holdings, Inc. 2.88%, 2/15/23	30,000	28,388
3.63%, 6/1/24(d)	87,000	84,003
4.50%, 12/15/34	35,000	29,489

Investments in Long Securities	Principal Amount	Value

Magellan Midstream Partners L.P. 4.20%, 10/3/47	$150,000	$139,777
Marathon Oil Corp. 2.80%, 11/1/22	30,000	29,062
3.85%, 6/1/25	130,000	128,026
6.60%, 10/1/37	175,000	207,377
Marathon Petroleum Corp. 4.75%, 9/15/44	40,000	39,059
5.00%, 9/15/54	70,000	68,520
Markel Corp. 3.50%, 11/1/27	100,000	94,457
4.30%, 11/1/47	50,000	46,458
Marriott International, Inc. 2.30%, 1/15/22	10,000	9,655
3.25%, 9/15/22	25,000	24,666
3.13%, 6/15/26, Series R	100,000	94,135
Marsh & McLennan Cos., Inc. 3.50%, 3/10/25	80,000	79,307
3.75%, 3/14/26	147,000	147,245
Martin Marietta Materials, Inc. 3.45%, 6/1/27	25,000	23,278
4.25%, 12/15/47	180,000	159,828
Mastercard, Inc. 3.38%, 4/1/24	304,000	305,554
McCormick & Co., Inc. 3.40%, 8/15/27	50,000	48,049
McDonald’s Corp. 3.35%, 4/1/23	35,000	34,939
3.38%, 5/26/25	155,000	152,546
3.70%, 1/30/26	228,000	227,474
4.70%, 12/9/35	50,000	52,482
6.30%, 3/1/38	18,000	21,852
4.60%, 5/26/45	92,000	93,202
4.88%, 12/9/45	215,000	225,607
4.45%, 3/1/47	35,000	35,225
4.45%, 9/1/48	50,000	49,842
McKesson Corp. 3.80%, 3/15/24	40,000	39,866
4.88%, 3/15/44	100,000	101,186
Medtronic Global Holdings SCA 3.35%, 4/1/27(d)	185,000	182,172
Medtronic, Inc. 3.50%, 3/15/25	372,000	372,137
4.38%, 3/15/35	95,000	99,500
4.63%, 3/15/44	79,000	84,273
4.63%, 3/15/45	122,000	131,084
Merck & Co., Inc. 2.75%, 2/10/25	345,000	334,430
3.70%, 2/10/45	75,000	72,796
Mercury General Corp. 4.40%, 3/15/27	70,000	68,350
MetLife, Inc. 4.37%, 9/15/23, Series D	71,000	74,170
3.60%, 4/10/24	220,000	221,553
3.00%, 3/1/25	117,000	112,667
6.50%, 12/15/32	20,000	24,982
6.38%, 6/15/34	30,000	36,578

See Notes to Financial Statements.

106	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2018

Investments in Long Securities	Principal Amount	Value

5.70%, 6/15/35	$48,000	$56,075
5.88%, 2/6/41	100,000	119,366
4.13%, 8/13/42	100,000	96,297
4.88%, 11/13/43	35,000	37,309
6.40%, 12/15/66	100,000	107,000
Mid-America Apartments L.P. 3.75%, 6/15/24	37,000	36,688
MidAmerican Energy Co. 3.50%, 10/15/24	35,000	35,230
4.25%, 5/1/46	15,000	15,463
3.95%, 8/1/47	35,000	34,504
3.65%, 8/1/48	25,000	23,365
Molson Coors Brewing Co. 3.00%, 7/15/26	157,000	144,581
5.00%, 5/1/42	100,000	102,110
4.20%, 7/15/46	110,000	98,412
Morgan Stanley 4.88%, 11/1/22	210,000	219,055
3.88%, 4/29/24, Series F	600,000	603,809
3.70%, 10/23/24	179,000	177,707
5.00%, 11/24/25	20,000	20,837
3.88%, 1/27/26	158,000	156,083
4.35%, 9/8/26	250,000	249,431
3.63%, 1/20/27	200,000	192,889
3.95%, 4/23/27	190,000	183,508
3.59%, 7/22/28, (3.591% fixed rate until 7/22/27; 3-month U.S. dollar London Interbank Offered Rate + 1.34% thereafter)(c)	500,000	476,979
3.77%, 1/24/29, (3.772% fixed rate until 1/24/28; 3-month U.S. dollar London Interbank Offered Rate + 1.14% thereafter)(c)	250,000	241,557
3.97%, 7/22/38, (3.971% fixed rate until 7/22/37; 3-month U.S. dollar London Interbank Offered Rate + 1.455% thereafter)(c)	265,000	249,379
4.46%, 4/22/39, (4.457% fixed rate until 4/22/38; 3-month U.S. dollar London Interbank Offered Rate + 1.431% thereafter)(c)	39,000	39,029
4.30%, 1/27/45	130,000	125,788
4.38%, 1/22/47	100,000	98,346
Mosaic Co. (The) 3.25%, 11/15/22	25,000	24,562
4.25%, 11/15/23	100,000	101,536
4.05%, 11/15/27	27,000	26,297
4.88%, 11/15/41	62,000	57,791
5.63%, 11/15/43	38,000	39,005
Motorola Solutions, Inc. 5.50%, 9/1/44	100,000	95,161
MPLX L.P. 4.50%, 7/15/23	60,000	61,782
4.88%, 12/1/24	130,000	135,229
4.00%, 2/15/25	8,000	7,943
4.13%, 3/1/27	25,000	24,521
4.50%, 4/15/38	225,000	210,252
5.20%, 3/1/47	150,000	150,548

Investments in Long Securities	Principal Amount	Value

4.70%, 4/15/48	$210,000	$197,491
4.90%, 4/15/58	30,000	27,280
MUFG Americas Holdings Corp. 3.00%, 2/10/25	21,000	20,121
Mylan N.V. 3.15%, 6/15/21	92,000	90,715
3.95%, 6/15/26	100,000	95,065
5.25%, 6/15/46	150,000	141,128
Nasdaq, Inc. 5.55%, 1/15/20	50,000	51,664
National Grid USA 5.80%, 4/1/35	30,000	34,988
National Retail Properties, Inc. 3.80%, 10/15/22	8,000	8,035
3.30%, 4/15/23	25,000	24,564
National Rural Utilities Cooperative Finance Corp. 2.95%, 2/7/24	430,000	418,954
2.85%, 1/27/25	155,000	149,453
NBCUniversal Media LLC 5.95%, 4/1/41	33,000	38,391
4.45%, 1/15/43	25,000	24,143
Newell Brands, Inc. 2.88%, 12/1/19	25,000	24,901
3.85%, 4/1/23	25,000	24,578
4.20%, 4/1/26	400,000	386,570
5.50%, 4/1/46	220,000	211,532
Newmont Mining Corp. 6.25%, 10/1/39	170,000	194,528
4.88%, 3/15/42	50,000	49,411
NextEra Energy Capital Holdings, Inc. 2.40%, 9/15/19	40,000	39,816
4.80%, 12/1/77, (4.80% fixed rate until 12/1/27; 3-month U.S. dollar London Interbank Offered Rate + 2.409% thereafter)(c)	33,000	31,291
NIKE, Inc. 2.38%, 11/1/26	160,000	146,943
3.63%, 5/1/43	190,000	180,533
NiSource, Inc. 3.49%, 5/15/27	200,000	193,689
5.95%, 6/15/41	2,000	2,350
5.25%, 2/15/43	35,000	38,905
5.65%, 2/1/45	219,000	253,565
3.95%, 3/30/48	75,000	69,629
Noble Energy, Inc. 3.90%, 11/15/24	54,000	53,577
3.85%, 1/15/28	13,000	12,433
6.00%, 3/1/41	150,000	163,108
5.05%, 11/15/44	25,000	24,638
4.95%, 8/15/47	69,000	67,710
Nordstrom, Inc. 4.00%, 3/15/27	20,000	19,606
Norfolk Southern Corp. 3.25%, 12/1/21	210,000	209,769
2.90%, 6/15/26	8,000	7,594
3.15%, 6/1/27	100,000	95,578

See Notes to Financial Statements.

WisdomTree Trust	107

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2018

Investments in Long Securities	Principal Amount	Value

3.94%, 11/1/47	$100,000	$94,494
4.05%, 8/15/52	132,000	124,594
Northern States Power Co. 6.20%, 7/1/37	10,000	12,749
5.35%, 11/1/39	50,000	58,512
3.60%, 5/15/46	60,000	56,246
Northern Trust Corp. 3.38%, 5/8/32, (3.375% fixed rate until 5/8/27; 3-month U.S. dollar London Interbank Offered Rate + 1.131% thereafter)(c)	30,000	28,338
Northrop Grumman Corp. 3.50%, 3/15/21	117,000	118,135
2.55%, 10/15/22	25,000	24,255
3.25%, 8/1/23	336,000	333,661
3.20%, 2/1/27	75,000	71,067
3.25%, 1/15/28	100,000	95,040
3.85%, 4/15/45	250,000	229,979
4.03%, 10/15/47	50,000	47,048
Northwell Healthcare, Inc. 3.98%, 11/1/46	15,000	13,796
4.26%, 11/1/47	25,000	24,165
NSTAR Electric Co. 3.20%, 5/15/27	50,000	48,528
Nucor Corp. 6.40%, 12/1/37	27,000	33,631
O’Reilly Automotive, Inc. 4.35%, 6/1/28	35,000	35,331
Occidental Petroleum Corp. 3.50%, 6/15/25	50,000	50,034
3.40%, 4/15/26	400,000	396,834
3.00%, 2/15/27	135,000	129,342
4.40%, 4/15/46	25,000	25,800
4.10%, 2/15/47	225,000	221,836
4.20%, 3/15/48	50,000	50,333
Oglethorpe Power Corp. 5.38%, 11/1/40	15,000	17,032
Ohio Edison Co. 6.88%, 7/15/36	165,000	218,059
Old Republic International Corp. 3.88%, 8/26/26	110,000	106,663
Omega Healthcare Investors, Inc. 4.95%, 4/1/24	25,000	25,595
4.50%, 4/1/27	225,000	218,944
Omnicom Group, Inc. 3.63%, 5/1/22	80,000	79,749
Oncor Electric Delivery Co. LLC 2.95%, 4/1/25	169,000	164,044
3.75%, 4/1/45	105,000	100,982
ONEOK Partners L.P. 5.00%, 9/15/23	150,000	157,245
6.20%, 9/15/43	50,000	56,877
ONEOK, Inc. 4.00%, 7/13/27	180,000	176,210
Oracle Corp. 2.40%, 9/15/23	325,000	311,865
2.65%, 7/15/26	150,000	140,240

Investments in Long Securities	Principal Amount	Value

3.25%, 11/15/27	$475,000	$460,673
3.90%, 5/15/35	180,000	176,932
6.50%, 4/15/38	100,000	129,085
5.38%, 7/15/40	250,000	288,955
4.00%, 11/15/47	200,000	193,253
Oshkosh Corp. 4.60%, 5/15/28	20,000	20,117
Owens Corning 4.20%, 12/1/24	25,000	24,912
3.40%, 8/15/26	200,000	186,030
7.00%, 12/1/36	13,000	14,850
Pacific Gas & Electric Co. 6.05%, 3/1/34	180,000	202,788
5.80%, 3/1/37	255,000	282,802
4.00%, 12/1/46	45,000	40,248
PacifiCorp 3.60%, 4/1/24	30,000	30,148
6.00%, 1/15/39	165,000	206,453
Packaging Corp. of America 3.65%, 9/15/24	25,000	24,649
Parker-Hannifin Corp. 3.25%, 3/1/27	100,000	97,403
4.45%, 11/21/44	50,000	52,428
PECO Energy Co. 4.15%, 10/1/44	4,000	4,063
3.90%, 3/1/48	150,000	147,646
PepsiCo, Inc. 3.60%, 3/1/24	50,000	51,165
2.75%, 4/30/25	145,000	140,308
3.00%, 10/15/27	150,000	143,931
4.00%, 3/5/42	172,000	172,540
4.60%, 7/17/45	2,000	2,180
4.45%, 4/14/46	200,000	212,270
3.45%, 10/6/46	45,000	41,007
Perrigo Finance Unlimited Co. 4.90%, 12/15/44	250,000	232,838
Pfizer, Inc. 3.40%, 5/15/24	282,000	285,834
2.75%, 6/3/26	100,000	95,672
7.20%, 3/15/39	230,000	320,418
4.13%, 12/15/46	139,000	141,485
Philip Morris International, Inc. 3.25%, 11/10/24	77,000	75,817
3.38%, 8/11/25	60,000	58,793
2.75%, 2/25/26(d)	180,000	168,972
3.13%, 8/17/27	35,000	33,597
4.13%, 3/4/43	248,000	234,997
Phillips 66 4.65%, 11/15/34	45,000	45,797
4.88%, 11/15/44	210,000	218,405
Phillips 66 Partners L.P. 3.75%, 3/1/28	95,000	90,643
Physicians Realty L.P. 3.95%, 1/15/28	25,000	23,687
Plains All American Pipeline L.P. 3.65%, 6/1/22	10,000	9,919
4.65%, 10/15/25	240,000	243,240

See Notes to Financial Statements.

108	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2018

Investments in Long Securities	Principal Amount	Value

4.50%, 12/15/26	$255,000	$254,848
4.70%, 6/15/44	17,000	15,461
4.90%, 2/15/45	105,000	98,478
PNC Bank NA 3.25%, 1/22/28	375,000	362,186
PPL Capital Funding, Inc. 5.00%, 3/15/44	25,000	26,358
PPL Electric Utilities Corp. 3.95%, 6/1/47	100,000	98,656
Praxair, Inc. 3.20%, 1/30/26	200,000	196,854
Principal Financial Group, Inc. 3.40%, 5/15/25	25,000	24,526
3.10%, 11/15/26	25,000	23,449
6.05%, 10/15/36	20,000	24,004
Progress Energy, Inc. 4.40%, 1/15/21	25,000	25,562
3.15%, 4/1/22	185,000	182,904
Progressive Corp. (The) 6.63%, 3/1/29	75,000	91,101
4.13%, 4/15/47	150,000	148,657
Prologis L.P. 3.75%, 11/1/25	170,000	172,067
Prudential Financial, Inc. 3.50%, 5/15/24	50,000	50,383
6.63%, 12/1/37	50,000	63,660
6.63%, 6/21/40	50,000	63,567
5.63%, 6/15/43, (5.625% fixed rate until 6/15/23; 3-month U.S. dollar London Interbank Offered Rate + 3.92% thereafter)(c)	171,000	179,034
5.20%, 3/15/44, (5.20% fixed rate until 3/15/24; 3-month U.S. dollar London Interbank Offered Rate + 3.04% thereafter)(c)	180,000	181,125
5.38%, 5/15/45, (5.375% fixed rate until 5/15/25; 3-month U.S. dollar London Interbank Offered Rate + 3.031% thereafter)(c)	88,000	89,100
4.50%, 9/15/47, (4.50% fixed rate until 9/15/27; 3-month U.S. dollar London Interbank Offered Rate + 2.38% thereafter)(c)	108,000	100,575
3.91%, 12/7/47	40,000	37,002
3.94%, 12/7/49	45,000	41,672
PSEG Power LLC 8.63%, 4/15/31	100,000	132,671
Public Service Electric & Gas Co. 2.25%, 9/15/26	8,000	7,244
3.00%, 5/15/27	35,000	33,585
5.50%, 3/1/40	4,000	4,820
3.60%, 12/1/47	150,000	140,172
Public Service Enterprise Group, Inc. 2.65%, 11/15/22	200,000	193,155
Puget Energy, Inc. 3.65%, 5/15/25	65,000	63,293
Puget Sound Energy, Inc. 4.30%, 5/20/45	15,000	15,623

Investments in Long Securities	Principal Amount	Value

QUALCOMM, Inc. 2.90%, 5/20/24	$115,000	$110,405
3.45%, 5/20/25	635,000	619,091
3.25%, 5/20/27	155,000	145,947
4.65%, 5/20/35	60,000	60,950
4.80%, 5/20/45	25,000	25,417
4.30%, 5/20/47	50,000	47,107
QVC, Inc. 4.85%, 4/1/24	25,000	25,032
4.45%, 2/15/25	38,000	36,540
Raymond James Financial, Inc. 3.63%, 9/15/26	20,000	19,375
4.95%, 7/15/46	50,000	51,588
Raytheon Co. 4.88%, 10/15/40	180,000	205,517
Realty Income Corp. 3.88%, 7/15/24	25,000	25,203
4.13%, 10/15/26	95,000	96,218
3.65%, 1/15/28	25,000	24,385
4.65%, 3/15/47	35,000	36,289
Regency Centers L.P. 3.60%, 2/1/27	135,000	130,160
4.40%, 2/1/47	13,000	12,628
Regions Financial Corp. 3.20%, 2/8/21	45,000	44,859
RenaissanceRe Finance, Inc. 3.45%, 7/1/27	25,000	23,724
Republic Services, Inc. 3.20%, 3/15/25	125,000	121,479
3.95%, 5/15/28	50,000	50,354
Reynolds American, Inc. 4.45%, 6/12/25	190,000	192,985
5.70%, 8/15/35	100,000	108,356
7.25%, 6/15/37	100,000	126,061
6.15%, 9/15/43	200,000	224,642
5.85%, 8/15/45	110,000	120,595
Rockwell Collins, Inc. 3.70%, 12/15/23	8,000	8,019
3.20%, 3/15/24	405,000	393,719
3.50%, 3/15/27	280,000	268,893
4.35%, 4/15/47	225,000	219,566
Roper Technologies, Inc. 3.00%, 12/15/20	100,000	99,555
3.80%, 12/15/26	90,000	88,247
Royal Caribbean Cruises Ltd. 7.50%, 10/15/27	50,000	59,546
3.70%, 3/15/28	25,000	23,471
Ryder System, Inc. 2.45%, 9/3/19	5,000	4,974
S&P Global, Inc. 4.00%, 6/15/25	164,000	165,992
2.95%, 1/22/27	5,000	4,684
Sabine Pass Liquefaction LLC 5.75%, 5/15/24	150,000	161,485
5.63%, 3/1/25	161,000	171,936
5.88%, 6/30/26	100,000	108,359
4.20%, 3/15/28	150,000	146,683

See Notes to Financial Statements.

WisdomTree Trust	109

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2018

Investments in Long Securities	Principal Amount	Value

Santander Holdings USA, Inc. 4.40%, 7/13/27	$375,000	$365,692
Schlumberger Investment S.A. 3.65%, 12/1/23	100,000	101,481
Seagate HDD Cayman 4.75%, 6/1/23(d)	31,000	30,952
4.75%, 1/1/25	220,000	211,159
4.88%, 6/1/27	230,000	216,382
Sempra Energy 2.85%, 11/15/20	235,000	231,951
3.80%, 2/1/38	15,000	13,850
6.00%, 10/15/39	227,000	269,248
Sherwin-Williams Co. (The) 2.75%, 6/1/22	15,000	14,616
3.45%, 8/1/25	25,000	24,134
3.45%, 6/1/27	232,000	221,574
4.55%, 8/1/45	12,000	11,760
4.50%, 6/1/47	126,000	121,824
Shire Acquisitions Investments Ireland DAC 1.90%, 9/23/19	125,000	123,581
2.40%, 9/23/21	145,000	140,250
2.88%, 9/23/23	296,000	282,989
3.20%, 9/23/26	175,000	163,402
Simon Property Group L.P. 3.50%, 9/1/25	145,000	143,288
3.30%, 1/15/26	315,000	307,034
3.38%, 6/15/27	175,000	170,420
6.75%, 2/1/40	25,000	33,059
4.25%, 10/1/44	2,000	1,991
Snap-on, Inc. 3.25%, 3/1/27	140,000	136,571
Southern California Edison Co. 6.65%, 4/1/29	10,000	11,897
5.35%, 7/15/35, Series 05-E	10,000	11,130
5.63%, 2/1/36	200,000	226,965
3.90%, 3/15/43, Series 13-A	15,000	14,061
3.60%, 2/1/45, Series C	15,000	13,523
4.00%, 4/1/47	305,000	293,134
Southern Co. (The) 2.15%, 9/1/19	170,000	168,615
2.95%, 7/1/23	50,000	48,275
3.25%, 7/1/26	410,000	386,660
4.25%, 7/1/36	210,000	204,971
4.40%, 7/1/46	100,000	96,600
Southern Co. Gas Capital Corp. 2.45%, 10/1/23	25,000	23,649
Southern Natural Gas Co. LLC 4.40%, 6/15/21	5,000	5,123
Southern Power Co. 4.95%, 12/15/46, Series F	150,000	150,378
Southwest Airlines Co. 2.75%, 11/6/19	270,000	269,354
2.65%, 11/5/20	77,000	76,186
2.75%, 11/16/22	129,000	125,823
3.45%, 11/16/27	500,000	479,497
Southwest Gas Corp. 3.80%, 9/29/46	35,000	32,521

Investments in Long Securities	Principal Amount	Value

Southwestern Electric Power Co. 2.75%, 10/1/26, Series K	$5,000	$4,640
3.90%, 4/1/45, Series J	100,000	93,785
Spectra Energy Partners L.P. 3.38%, 10/15/26	40,000	37,973
5.95%, 9/25/43	130,000	146,336
4.50%, 3/15/45	161,000	154,238
Spirit AeroSystems, Inc. 4.60%, 6/15/28	45,000	45,327
Stanley Black & Decker, Inc. 5.20%, 9/1/40	59,000	66,302
Starbucks Corp. 3.80%, 8/15/25	125,000	125,192
2.45%, 6/15/26	50,000	45,569
3.75%, 12/1/47	15,000	13,322
4.50%, 11/15/48	110,000	108,746
State Street Corp. 3.70%, 11/20/23	25,000	25,449
3.55%, 8/18/25	80,000	80,537
2.65%, 5/19/26	55,000	51,737
Stifel Financial Corp. 4.25%, 7/18/24	25,000	25,238
Stryker Corp. 3.50%, 3/15/26	40,000	39,302
4.10%, 4/1/43	2,000	1,915
Sunoco Logistics Partners Operations L.P. 4.00%, 10/1/27	400,000	383,452
4.95%, 1/15/43	4,000	3,715
5.35%, 5/15/45	100,000	97,048
5.40%, 10/1/47	225,000	221,306
SunTrust Banks, Inc. 2.70%, 1/27/22	518,000	506,237
SVB Financial Group 3.50%, 1/29/25	20,000	19,542
Synchrony Financial 3.75%, 8/15/21	25,000	24,968
4.25%, 8/15/24	11,000	10,685
4.50%, 7/23/25	25,000	24,380
3.70%, 8/4/26	70,000	63,578
3.95%, 12/1/27	173,000	158,069
Synovus Financial Corp. 3.13%, 11/1/22	25,000	23,969
Sysco Corp. 3.30%, 7/15/26	100,000	96,225
5.38%, 9/21/35	22,000	24,673
Tampa Electric Co. 4.10%, 6/15/42	25,000	24,758
Tanger Properties L.P. 3.13%, 9/1/26	90,000	81,899
Tapestry, Inc. 4.25%, 4/1/25	36,000	35,749
Target Corp. 3.50%, 7/1/24	110,000	111,831
3.63%, 4/15/46	30,000	27,572
3.90%, 11/15/47	25,000	23,865
TD Ameritrade Holding Corp. 3.30%, 4/1/27	140,000	135,504

See Notes to Financial Statements.

110	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2018

Investments in Long Securities	Principal Amount	Value

Texas Instruments, Inc. 2.90%, 11/3/27	$65,000	$62,074
4.15%, 5/15/48	100,000	101,930
Textron, Inc. 3.88%, 3/1/25	8,000	7,926
Thermo Fisher Scientific, Inc. 4.50%, 3/1/21	130,000	133,796
3.30%, 2/15/22	12,000	11,966
4.15%, 2/1/24	80,000	81,991
3.20%, 8/15/27	200,000	189,196
4.10%, 8/15/47	100,000	96,540
Time Warner Cable LLC 5.00%, 2/1/20	80,000	81,708
6.55%, 5/1/37	350,000	379,668
7.30%, 7/1/38	200,000	233,441
6.75%, 6/15/39	300,000	331,904
4.50%, 9/15/42	75,000	63,553
TJX Cos., Inc. (The) 2.25%, 9/15/26	80,000	73,130
Total System Services, Inc. 3.75%, 6/1/23	35,000	34,900
4.80%, 4/1/26	125,000	129,521
4.45%, 6/1/28	150,000	152,814
Transatlantic Holdings, Inc. 8.00%, 11/30/39	8,000	11,142
Transcontinental Gas Pipe Line Co. LLC 4.45%, 8/1/42	125,000	119,892
Travelers Cos., Inc. (The) 6.25%, 6/15/37	75,000	94,846
3.75%, 5/15/46	60,000	56,276
4.00%, 5/30/47	200,000	195,991
Tucson Electric Power Co. 3.05%, 3/15/25	176,000	166,966
Tyson Foods, Inc. 3.95%, 8/15/24	400,000	402,118
4.88%, 8/15/34	47,000	48,150
5.15%, 8/15/44	180,000	185,370
U.S. Bancorp 3.60%, 9/11/24	468,000	467,551
3.10%, 4/27/26	25,000	23,870
3.15%, 4/27/27, Series X	300,000	289,616
UDR, Inc. 2.95%, 9/1/26	90,000	83,723
3.50%, 1/15/28	25,000	23,982
Union Electric Co. 5.30%, 8/1/37	110,000	125,573
3.90%, 9/15/42	15,000	14,800
4.00%, 4/1/48	25,000	24,832
Union Pacific Corp. 3.25%, 8/15/25	155,000	151,182
2.75%, 3/1/26	210,000	197,000
3.00%, 4/15/27(d)	205,000	195,570
3.60%, 9/15/37	180,000	166,962
4.30%, 6/15/42	10,000	10,086
4.05%, 11/15/45	15,000	14,501
4.05%, 3/1/46	99,000	95,325
4.00%, 4/15/47(d)	15,000	14,419

Investments in Long Securities	Principal Amount	Value

4.38%, 11/15/65	$30,000	$28,009
4.10%, 9/15/67	300,000	265,579
United Airlines Pass Through Trust 4.00%, 10/11/27, Series A	14,159	14,342
3.75%, 3/3/28, Series A	14,574	14,581
United Airlines Pass Through Trust 3.45%, 1/7/30, Series A	47,362	45,921
United Parcel Service, Inc. 2.80%, 11/15/24	235,000	227,422
3.05%, 11/15/27	49,000	47,208
3.75%, 11/15/47	40,000	37,372
United Technologies Corp. 2.80%, 5/4/24	147,000	140,483
3.95%, 8/16/25	140,000	140,930
3.13%, 5/4/27	75,000	70,658
4.13%, 11/16/28	240,000	240,601
6.13%, 7/15/38	125,000	147,954
4.45%, 11/16/38	125,000	124,956
4.50%, 6/1/42	150,000	149,280
4.15%, 5/15/45	50,000	47,273
3.75%, 11/1/46	50,000	44,458
4.05%, 5/4/47	60,000	55,986
4.63%, 11/16/48	240,000	243,901
UnitedHealth Group, Inc. 3.75%, 7/15/25	135,000	136,584
3.10%, 3/15/26	65,000	62,903
3.45%, 1/15/27	100,000	98,850
3.38%, 4/15/27	45,000	44,120
2.95%, 10/15/27	100,000	94,583
3.85%, 6/15/28	95,000	96,089
6.63%, 11/15/37	13,000	17,098
6.88%, 2/15/38	300,000	405,412
4.63%, 11/15/41	20,000	21,203
4.25%, 3/15/43	6,000	6,050
4.75%, 7/15/45	100,000	108,672
Unum Group 5.75%, 8/15/42	122,000	130,839
Valero Energy Corp. 3.65%, 3/15/25	80,000	79,073
3.40%, 9/15/26	60,000	57,310
4.35%, 6/1/28	165,000	167,973
6.63%, 6/15/37	400,000	485,534
4.90%, 3/15/45	44,000	45,664
Ventas Realty L.P. 3.50%, 2/1/25	40,000	38,664
3.25%, 10/15/26	80,000	74,541
4.38%, 2/1/45	112,000	104,914
VEREIT Operating Partnership L.P. 3.95%, 8/15/27	195,000	186,275
Verisk Analytics, Inc. 5.80%, 5/1/21	25,000	26,454
4.13%, 9/12/22	25,000	25,410
4.00%, 6/15/25	55,000	54,673
5.50%, 6/15/45	25,000	26,321
Verizon Communications, Inc. 3.00%, 11/1/21	15,000	14,924
3.50%, 11/1/21	20,000	20,215

See Notes to Financial Statements.

WisdomTree Trust	111

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2018

Investments in Long Securities	Principal Amount	Value

2.95%, 3/15/22	$35,000	$34,563
2.45%, 11/1/22	16,000	15,420
3.50%, 11/1/24	264,000	261,459
2.63%, 8/15/26	46,000	41,767
4.13%, 3/16/27	500,000	503,674
4.40%, 11/1/34	36,000	34,928
5.25%, 3/16/37	250,000	265,572
4.81%, 3/15/39	100,000	100,872
4.75%, 11/1/41	175,000	170,979
3.85%, 11/1/42	250,000	216,210
4.13%, 8/15/46	188,000	167,132
4.86%, 8/21/46	275,000	272,949
5.50%, 3/16/47	25,000	27,120
4.52%, 9/15/48	343,000	324,073
5.01%, 4/15/49	452,000	456,288
5.01%, 8/21/54	275,000	270,104
4.67%, 3/15/55	192,000	177,142
VF Corp. 6.45%, 11/1/37	53,000	68,246
Viacom, Inc. 4.25%, 9/1/23	154,000	155,106
3.88%, 4/1/24	101,000	99,315
6.88%, 4/30/36	235,000	266,709
4.38%, 3/15/43	180,000	155,878
5.85%, 9/1/43	85,000	88,847
5.25%, 4/1/44	30,000	29,253
Virginia Electric & Power Co. 3.50%, 3/15/27, Series A	150,000	148,875
6.00%, 5/15/37, Series A	400,000	490,598
6.35%, 11/30/37	50,000	63,443
4.45%, 2/15/44	25,000	25,592
Visa, Inc. 3.15%, 12/14/25	465,000	456,024
2.75%, 9/15/27	200,000	188,508
4.15%, 12/14/35	50,000	52,465
3.65%, 9/15/47	80,000	75,995
Vornado Realty L.P. 5.00%, 1/15/22	93,000	96,866
Voya Financial, Inc. 3.13%, 7/15/24	150,000	142,955
Vulcan Materials Co. 3.90%, 4/1/27	25,000	24,134
Wabtec Corp. 3.45%, 11/15/26	70,000	65,245
Walgreen Co. 3.10%, 9/15/22	42,000	41,352
Walgreens Boots Alliance, Inc. 2.70%, 11/18/19	90,000	89,730
3.80%, 11/18/24	100,000	99,050
3.45%, 6/1/26	175,000	167,148
4.80%, 11/18/44	175,000	169,491
Walt Disney Co. (The) 3.00%, 2/13/26	100,000	96,879
1.85%, 7/30/26	346,000	306,692
2.95%, 6/15/27(d)	145,000	138,945
4.13%, 12/1/41, Series E	4,000	3,984
3.70%, 12/1/42	15,000	13,885

Investments in Long Securities	Principal Amount	Value

4.13%, 6/1/44	$40,000	$39,763
3.00%, 7/30/46	25,000	20,778
Warner Media LLC 4.88%, 3/15/20	15,000	15,377
4.70%, 1/15/21	7,000	7,228
3.55%, 6/1/24	350,000	341,160
3.60%, 7/15/25	210,000	202,053
3.88%, 1/15/26	100,000	97,262
3.80%, 2/15/27	67,000	64,431
6.10%, 7/15/40	50,000	54,096
5.35%, 12/15/43	103,000	101,299
4.85%, 7/15/45	150,000	140,958
Waste Management, Inc. 2.90%, 9/15/22	25,000	24,629
3.50%, 5/15/24	140,000	139,658
3.13%, 3/1/25	125,000	121,353
3.15%, 11/15/27	25,000	23,887
3.90%, 3/1/35	27,000	26,571
4.10%, 3/1/45	35,000	34,788
Wells Fargo & Co. 4.48%, 1/16/24	175,000	180,431
3.30%, 9/9/24	50,000	49,001
3.00%, 2/19/25	60,000	57,282
3.55%, 9/29/25	68,000	66,798
3.00%, 4/22/26	310,000	291,228
4.10%, 6/3/26	245,000	243,672
3.00%, 10/23/26	196,000	183,440
4.30%, 7/22/27	250,000	250,510
3.58%, 5/22/28, (3.584% fixed rate until 5/22/27; 3-month U.S. dollar London Interbank Offered Rate + 1.31% thereafter)(c)	280,000	270,334
5.38%, 2/7/35	150,000	170,524
5.61%, 1/15/44	220,000	246,867
4.65%, 11/4/44	140,000	138,293
3.90%, 5/1/45	75,000	70,140
4.75%, 12/7/46	200,000	199,031
Wells Fargo Capital X 5.95%, 12/1/86	100,000	107,500
Welltower, Inc. 4.00%, 6/1/25	270,000	268,311
4.25%, 4/1/26	120,000	120,338
6.50%, 3/15/41	6,000	7,262
4.95%, 9/1/48	35,000	35,545
Western Gas Partners L.P. 5.38%, 6/1/21(d)	73,000	75,705
5.45%, 4/1/44	50,000	48,870
5.50%, 8/15/48	25,000	24,386
Westlake Chemical Corp. 3.60%, 8/15/26	90,000	85,273
5.00%, 8/15/46	45,000	45,721
4.38%, 11/15/47	55,000	50,545
WestRock MWV LLC 8.20%, 1/15/30	10,000	13,144
WestRock RKT Co. 4.00%, 3/1/23	8,000	8,130
Weyerhaeuser Co. 3.25%, 3/15/23	8,000	7,824

See Notes to Financial Statements.

112	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2018

Investments in Long Securities	Principal Amount	Value

6.95%, 10/1/27	$75,000	$89,129
7.38%, 3/15/32	65,000	83,113
Williams Cos, Inc. 5.25%, 3/15/20	40,000	41,179
4.13%, 11/15/20	6,000	6,080
3.60%, 3/15/22	104,000	103,887
4.30%, 3/4/24	80,000	81,279
3.90%, 1/15/25	100,000	99,129
4.00%, 9/15/25	150,000	148,513
4.90%, 1/15/45	210,000	205,695
5.10%, 9/15/45	50,000	50,371
Williams Cos., Inc. (The) 4.55%, 6/24/24	125,000	127,736
8.75%, 3/15/32	30,000	40,313
5.75%, 6/24/44	45,000	48,600
WR Berkley Corp. 4.75%, 8/1/44	8,000	8,046
WW Grainger, Inc. 4.20%, 5/15/47	150,000	150,789
Xerox Corp. 2.80%, 5/15/20	25,000	24,617
2.75%, 9/1/20	25,000	24,606
6.75%, 12/15/39	113,000	112,013
Xilinx, Inc. 2.95%, 6/1/24	198,000	190,333
Zimmer Biomet Holdings, Inc. 3.38%, 11/30/21	6,000	5,960
3.70%, 3/19/23	25,000	25,076
3.55%, 4/1/25	409,000	395,124
Zoetis, Inc. 3.00%, 9/12/27	45,000	42,182
4.70%, 2/1/43	25,000	25,812
3.95%, 9/12/47	25,000	23,279
4.45%, 8/20/48	25,000	25,070

TOTAL CORPORATE BONDS (Cost: $172,302,042)		167,122,732
FOREIGN CORPORATE BONDS – 7.2%
Australia – 0.1%
BHP Billiton Finance USA Ltd. 4.13%, 2/24/42	100,000	100,811
5.00%, 9/30/43	115,000	129,223

Total Australia		230,034
Belgium – 0.6%
Anheuser-Busch InBev Finance, Inc. 3.65%, 2/1/26	480,000	470,514
4.70%, 2/1/36	200,000	203,715
4.90%, 2/1/46	453,000	466,591
Anheuser-Busch InBev Worldwide, Inc. 4.00%, 4/13/28	275,000	274,702
4.38%, 4/15/38	190,000	186,379
8.20%, 1/15/39	150,000	215,002
4.60%, 4/15/48	270,000	266,942
4.44%, 10/6/48	36,000	34,619
Koninklijke Ahold Delhaize N.V. 5.70%, 10/1/40	310,000	341,836

Total Belgium		2,460,300

Investments in Long Securities	Principal Amount	Value

Brazil – 0.2%
Embraer Netherlands Finance B.V. 5.05%, 6/15/25	$20,000	$20,075
5.40%, 2/1/27	100,000	101,915
Fibria Overseas Finance Ltd. 5.25%, 5/12/24(d)	200,000	201,000
Vale Overseas Ltd. 6.25%, 8/10/26	90,000	99,124
6.88%, 11/21/36	200,000	231,250
6.88%, 11/10/39	105,000	122,588
Yamana Gold, Inc. 4.63%, 12/15/27	25,000	23,813

Total Brazil		799,765
Canada – 1.5%
Bank of Nova Scotia (The) 4.65%, 10/12/22, (4.65% fixed rate until 10/12/22; 3-month U.S. dollar London Interbank Offered Rate + 2.648% thereafter)(c)(e)	300,000	278,812
Barrick Gold Corp. 5.25%, 4/1/42	56,000	58,240
Barrick North America Finance LLC 5.70%, 5/30/41	155,000	169,580
5.75%, 5/1/43	70,000	77,485
Brookfield Asset Management, Inc. 4.00%, 1/15/25	110,000	108,732
Brookfield Finance, Inc. 4.70%, 9/20/47	55,000	53,143
Canadian National Railway Co. 2.95%, 11/21/24	40,000	38,965
3.65%, 2/3/48	100,000	95,395
Canadian Natural Resources Ltd. 3.45%, 11/15/21	15,000	14,991
2.95%, 1/15/23	25,000	24,237
3.85%, 6/1/27	325,000	316,766
6.50%, 2/15/37	4,000	4,822
6.25%, 3/15/38	177,000	209,097
4.95%, 6/1/47	35,000	36,909
Canadian Pacific Railway Co. 4.80%, 9/15/35	45,000	48,431
4.80%, 8/1/45	75,000	81,196
Cenovus Energy, Inc. 6.75%, 11/15/39	126,000	144,674
ConocoPhillips Canada 5.95%, 10/15/36	20,000	24,289
Enbridge, Inc. 2.90%, 7/15/22	30,000	29,287
4.00%, 10/1/23	50,000	50,683
3.70%, 7/15/27	220,000	213,586
4.50%, 6/10/44	8,000	7,761
Encana Corp. 3.90%, 11/15/21	30,000	30,267
6.50%, 8/15/34	120,000	141,644
Fortis, Inc. 3.06%, 10/4/26	170,000	157,429
Goldcorp, Inc. 3.70%, 3/15/23	128,000	127,385
5.45%, 6/9/44	25,000	26,761

See Notes to Financial Statements.

WisdomTree Trust	113

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2018

Investments in Long Securities	Principal Amount	Value

Magna International, Inc. 4.15%, 10/1/25	$100,000	$101,835
Manulife Financial Corp. 4.15%, 3/4/26	340,000	345,357
Methanex Corp. 4.25%, 12/1/24	6,000	5,886
Nexen Energy ULC 6.40%, 5/15/37	75,000	92,642
Nutrien Ltd. 3.63%, 3/15/24	24,000	23,536
5.88%, 12/1/36	50,000	55,722
5.63%, 12/1/40	30,000	32,764
6.13%, 1/15/41	30,000	34,310
4.90%, 6/1/43	30,000	30,101
5.25%, 1/15/45	30,000	31,542
Petro-Canada 6.80%, 5/15/38	150,000	193,098
Rogers Communications, Inc. 5.00%, 3/15/44	100,000	104,701
4.30%, 2/15/48	200,000	197,411
Royal Bank of Canada 4.65%, 1/27/26(d)	155,000	159,700
Suncor Energy, Inc. 3.60%, 12/1/24	50,000	49,796
5.95%, 12/1/34	75,000	87,895
6.50%, 6/15/38	250,000	311,946
6.85%, 6/1/39	100,000	128,892
TELUS Corp. 3.70%, 9/15/27	120,000	118,044
Thomson Reuters Corp. 5.85%, 4/15/40	110,000	120,250
5.65%, 11/23/43	25,000	27,150
Toronto-Dominion Bank (The) 3.63%, 9/15/31, (3.625% fixed rate until 9/15/26; 5-year U.S. dollar Swap Rate + 2.205% thereafter)(c)	130,000	123,555
TransAlta Corp. 6.50%, 3/15/40	150,000	148,438
TransCanada PipeLines Ltd. 3.75%, 10/16/23	170,000	171,481
4.25%, 5/15/28	205,000	207,053
4.63%, 3/1/34	220,000	223,651
5.85%, 3/15/36	145,000	164,742
4.88%, 5/15/48	200,000	206,714

Total Canada		6,068,779
China – 0.2%
Alibaba Group Holding Ltd. 3.60%, 11/28/24	200,000	198,208
3.40%, 12/6/27	200,000	188,287
CNOOC Nexen Finance 2014 ULC 4.25%, 4/30/24	200,000	203,103
Sands China Ltd. 5.40%, 8/8/28(b)	200,000	202,292

Total China		791,890

Investments in Long Securities	Principal Amount	Value

Colombia – 0.1%
Ecopetrol S.A. 5.88%, 9/18/23	$125,000	$133,188
4.13%, 1/16/25	150,000	147,000
5.38%, 6/26/26	100,000	103,500
7.38%, 9/18/43	100,000	112,875
5.88%, 5/28/45	100,000	99,515

Total Colombia		596,078
France – 0.1%
Orange S.A. 9.00%, 3/1/31	100,000	142,068
Veolia Environnement S.A. 6.75%, 6/1/38	85,000	103,143

Total France		245,211
Germany – 0.1%
Daimler Finance North America LLC 8.50%, 1/18/31	80,000	113,133
Deutsche Bank AG 3.38%, 5/12/21	130,000	127,720
4.10%, 1/13/26	75,000	71,789
Deutsche Telekom International Finance B.V. 8.75%, 6/15/30	211,000	286,262

Total Germany		598,904
Ireland – 0.0%
XLIT Ltd. 6.38%, 11/15/24	4,000	4,502
4.45%, 3/31/25	10,000	9,998
5.50%, 3/31/45	150,000	162,109

Total Ireland		176,609
Japan – 0.6%
Beam Suntory, Inc. 3.25%, 5/15/22	35,000	34,503
Mitsubishi UFJ Financial Group, Inc. 3.85%, 3/1/26	450,000	449,429
3.29%, 7/25/27	25,000	23,971
Mizuho Financial Group, Inc. 4.02%, 3/5/28	225,000	226,923
Nomura Holdings, Inc. 6.70%, 3/4/20	80,000	83,923
ORIX Corp. 3.25%, 12/4/24	380,000	365,109
3.70%, 7/18/27	80,000	77,580
Sumitomo Mitsui Banking Corp. 3.95%, 1/10/24	500,000	507,148
Sumitomo Mitsui Financial Group, Inc. 2.63%, 7/14/26	180,000	164,809
3.45%, 1/11/27	80,000	77,494
3.36%, 7/12/27	8,000	7,683
3.54%, 1/17/28	300,000	292,205

Total Japan		2,310,777
Mexico – 0.7%
America Movil S.A.B. de C.V. 6.38%, 3/1/35	130,000	154,790
6.13%, 11/15/37	10,000	11,755

See Notes to Financial Statements.

114	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2018

Investments in Long Securities	Principal Amount	Value

Grupo Televisa S.A.B. 5.00%, 5/13/45	$200,000	$185,953
Petroleos Mexicanos 3.50%, 7/23/20	200,000	199,100
5.50%, 1/21/21	200,000	206,000
6.38%, 2/4/21	40,000	41,900
4.50%, 1/23/26	100,000	92,750
6.88%, 8/4/26	175,000	181,563
6.50%, 3/13/27	350,000	355,215
6.63%, 6/15/35	335,000	325,787
6.50%, 6/2/41	250,000	229,538
5.50%, 6/27/44	275,000	228,030
6.38%, 1/23/45	60,000	53,902
5.63%, 1/23/46	275,000	227,260
6.75%, 9/21/47	300,000	278,454
6.35%, 2/12/48(b)	220,000	196,350

Total Mexico		2,968,347
Netherlands – 0.3%
AerCap Ireland Capital DAC 4.25%, 7/1/20	150,000	151,978
4.63%, 10/30/20	150,000	153,463
5.00%, 10/1/21	150,000	155,138
3.95%, 2/1/22	150,000	150,064
3.65%, 7/21/27	150,000	139,316
Cooperatieve Rabobank UA 4.63%, 12/1/23	250,000	255,418
ING Groep N.V. 3.95%, 3/29/27	200,000	197,063

Total Netherlands		1,202,440
Peru – 0.1%
Southern Copper Corp. 3.88%, 4/23/25	165,000	161,170
5.25%, 11/8/42	249,000	250,951
5.88%, 4/23/45	145,000	158,095

Total Peru		570,216
Spain – 0.2%
Banco Santander S.A. 4.25%, 4/11/27	200,000	193,325
Telefonica Emisiones SAU 5.46%, 2/16/21	10,000	10,477
7.05%, 6/20/36	100,000	121,786
4.90%, 3/6/48	200,000	191,336
Telefonica Europe B.V. 8.25%, 9/15/30	125,000	163,660

Total Spain		680,584
Switzerland – 0.2%
Credit Suisse AG 5.40%, 1/14/20	100,000	102,856
3.63%, 9/9/24	250,000	248,332
Credit Suisse Group Funding Guernsey Ltd. 3.75%, 3/26/25	300,000	291,877
4.88%, 5/15/45	250,000	259,231
Credit Suisse USA, Inc. 7.13%, 7/15/32	41,000	52,876

Investments in Long Securities	Principal Amount	Value

Tyco Electronics Group S.A. 3.13%, 8/15/27	$20,000	$18,981

Total Switzerland		974,153
United Kingdom – 2.2%
AstraZeneca PLC 3.38%, 11/16/25	380,000	370,266
6.45%, 9/15/37	50,000	62,860
4.38%, 11/16/45	170,000	170,421
4.38%, 8/17/48	30,000	29,739
Barclays PLC
4.34%, 5/16/24, (4.338% fixed rate until 5/16/23; 3-month U.S. dollar London Interbank Offered Rate + 1.356% thereafter)(c)	200,000	198,517
4.38%, 1/12/26	200,000	195,856
4.97%, 5/16/29, (4.972% fixed rate until 5/16/28; 3-month U.S. dollar London Interbank Offered Rate + 1.902% thereafter)(c)	200,000	199,510
5.25%, 8/17/45	200,000	199,767
BAT Capital Corp. 3.56%, 8/15/27(b)	175,000	164,206
4.39%, 8/15/37(b)	200,000	187,059
4.54%, 8/15/47(b)	125,000	116,057
BP Capital Markets PLC 3.22%, 11/28/23	193,000	191,106
3.22%, 4/14/24	25,000	24,611
3.54%, 11/4/24	50,000	50,093
3.51%, 3/17/25	275,000	274,611
3.12%, 5/4/26	125,000	120,613
3.02%, 1/16/27	300,000	285,419
3.59%, 4/14/27	135,000	134,214
3.72%, 11/28/28(d)	210,000	210,409
British Telecommunications PLC 9.63%, 12/15/30	100,000	142,993
CNH Industrial N.V. 3.85%, 11/15/27	25,000	24,078
Diageo Investment Corp. 4.25%, 5/11/42	200,000	205,131
GlaxoSmithKline Capital, Inc. 3.63%, 5/15/25	85,000	85,589
3.88%, 5/15/28	275,000	280,080
5.38%, 4/15/34	25,000	28,901
6.38%, 5/15/38	125,000	161,140
4.20%, 3/18/43	11,000	11,187
HSBC Holdings PLC 4.25%, 8/18/25	658,000	654,948
4.30%, 3/8/26	400,000	405,449
4.04%, 3/13/28, (4.041% fixed rate until 3/13/27; 3-month U.S. dollar London Interbank Offered Rate + 1.546% thereafter)(c)	450,000	440,829
6.50%, 9/15/37	200,000	239,867
Lloyds Banking Group PLC 4.45%, 5/8/25	200,000	202,174
4.65%, 3/24/26	200,000	198,125
4.55%, 8/16/28	200,000	199,108

See Notes to Financial Statements.

WisdomTree Trust	115

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2018

Investments in Long Securities	Principal Amount	Value

3.57%, 11/7/28, (3.574% fixed rate until 11/7/27; 3-month U.S. dollar London Interbank Offered Rate + 1.205% thereafter)(c)	$300,000	$277,214
5.30%, 12/1/45	200,000	204,914
Mead Johnson Nutrition Co. 5.90%, 11/1/39	10,000	12,068
Rio Tinto Finance USA Ltd. 3.75%, 6/15/25	477,000	481,225
7.13%, 7/15/28	48,000	60,571
Rio Tinto Finance USA PLC 4.13%, 8/21/42	27,000	26,688
Santander UK Group Holdings PLC 3.13%, 1/8/21	55,000	54,401
Santander UK PLC 4.00%, 3/13/24	3,000	3,045
Unilever Capital Corp. 3.10%, 7/30/25	208,000	203,454
Vodafone Group PLC 2.50%, 9/26/22	10,000	9,642
2.95%, 2/19/23	15,000	14,569
3.75%, 1/16/24	130,000	129,272
4.13%, 5/30/25	95,000	95,001
4.38%, 5/30/28	400,000	398,537
6.25%, 11/30/32	125,000	143,059
6.15%, 2/27/37	150,000	168,866
5.00%, 5/30/38	65,000	65,005
4.38%, 2/19/43	125,000	113,534
5.25%, 5/30/48	300,000	303,614
WPP Finance 2010 3.63%, 9/7/22	6,000	5,900
3.75%, 9/19/24	125,000	120,912
5.63%, 11/15/43	12,000	12,648

Total United Kingdom		9,369,072
TOTAL FOREIGN CORPORATE BONDS (Cost: $30,848,734)		30,043,159
FOREIGN GOVERNMENT AGENCIES – 0.2%
Canada – 0.1%
Province of Manitoba Canada 3.05%, 5/14/24	25,000	24,838
Province of New Brunswick Canada 3.63%, 2/24/28	200,000	203,812

Total Canada		228,650
Japan – 0.1%
Japan Bank for International Cooperation 2.13%, 2/10/25, Series DTC	200,000	187,425
2.88%, 6/1/27	570,000	553,612

Total Japan		741,037
TOTAL FOREIGN GOVERNMENT AGENCIES (Cost: $988,221)		969,687
FOREIGN GOVERNMENT OBLIGATIONS – 2.5%
Chile – 0.1%
Chile Government International Bond 3.13%, 1/21/26	300,000	290,167
3.24%, 2/6/28	245,000	235,813

Total Chile		525,980

Investments in Long Securities	Principal Amount	Value

Colombia – 0.4%
Colombia Government International Bond 11.75%, 2/25/20	$10,000	$11,270
4.50%, 1/28/26	300,000	307,312
3.88%, 4/25/27	500,000	487,375
7.38%, 9/18/37	325,000	417,219
6.13%, 1/18/41	180,000	206,100
5.00%, 6/15/45	200,000	201,750

Total Colombia		1,631,026
Hungary – 0.1%
Hungary Government International Bond 5.38%, 2/21/23	36,000	38,411
5.38%, 3/25/24	200,000	214,711

Total Hungary		253,122
Indonesia – 0.1%
Indonesia Government International Bond 4.10%, 4/24/28	260,000	254,384
Israel – 0.1%
Israel Government International Bond 3.15%, 6/30/23	200,000	198,297
4.13%, 1/17/48	200,000	194,350

Total Israel		392,647
Italy – 0.1%
Republic of Italy Government International Bond 6.88%, 9/27/23	260,000	285,131
5.38%, 6/15/33	150,000	160,781

Total Italy		445,912
Mexico – 0.6%
Mexico Government International Bond 3.63%, 3/15/22	210,000	210,620
4.00%, 10/2/23	182,000	182,687
3.60%, 1/30/25	225,000	219,600
4.15%, 3/28/27	400,000	395,350
7.50%, 4/8/33, Series MTNA	200,000	253,000
6.75%, 9/27/34, Series MTNA	140,000	167,125
6.05%, 1/11/40	308,000	344,960
4.75%, 3/8/44	272,000	260,576
5.55%, 1/21/45	185,000	197,488
4.60%, 2/10/48	200,000	187,500
5.75%, 10/12/2110	250,000	251,562

Total Mexico		2,670,468
Panama – 0.2%
Panama Government International Bond 8.88%, 9/30/27	185,000	252,063
9.38%, 4/1/29	60,000	85,500
4.50%, 5/15/47	300,000	303,000
4.50%, 4/16/50	350,000	350,000

Total Panama		990,563
Peru – 0.2%
Peruvian Government International Bond 7.35%, 7/21/25	110,000	135,850
4.13%, 8/25/27	75,000	77,813

See Notes to Financial Statements.

116	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2018

Investments in Long Securities	Principal Amount	Value

8.75%, 11/21/33	$135,000	$200,677
6.55%, 3/14/37	60,000	76,650
5.63%, 11/18/50	290,000	347,565

Total Peru		838,555
Philippines – 0.3%
Philippine Government International Bond 3.00%, 2/1/28	400,000	376,452
9.50%, 2/2/30	157,000	232,535
6.38%, 1/15/32	100,000	122,892
3.95%, 1/20/40	200,000	196,660
3.70%, 3/1/41	500,000	475,441

Total Philippines		1,403,980
Poland – 0.1%
Republic of Poland Government International Bond 4.00%, 1/22/24	230,000	235,141
3.25%, 4/6/26	150,000	146,227

Total Poland		381,368
Uruguay – 0.2%
Uruguay Government International Bond 8.00%, 11/18/22	80,000	90,520
4.50%, 8/14/24	195,000	199,426
4.38%, 10/27/27	300,000	307,537
4.13%, 11/20/45	195,000	182,228
4.98%, 4/20/55	125,000	125,688

Total Uruguay		905,399
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost: $10,924,691)		10,693,404
COMMERCIAL MORTGAGE-BACKED SECURITIES – 7.0%
United States – 7.0%
Banc of America Commercial Mortgage Trust
3.12%, 2/15/50, Series 2017-BNK3, Class A2	200,000	198,894
3.37%, 2/15/50, Series 2017-BNK3, Class ASB	500,000	498,349
Citigroup Commercial Mortgage Trust
2.94%, 4/10/48, Series 2015-GC29, Class A3	65,000	62,970
3.76%, 6/10/48, Series 2015-GC31, Class A4	340,116	345,191
3.62%, 2/10/49, Series 2016-GC36, Class A5	500,000	501,734
3.46%, 12/10/49, Series 2016-P6, Class A4	500,000	496,281
3.72%, 12/10/49, Series 2016-P6, Class A5^(c)	100,000	100,944
3.52%, 9/10/58, Series 2015-GC33, Class AAB	300,000	302,349
Commercial Mortgage Pass Through Certificates
3.53%, 2/10/49, Series 2016-CR28, Class ASB	400,000	402,290
3.02%, 6/15/60, Series 2017-BNK5, Class A3	500,000	483,341

Investments in Long Securities	Principal Amount	Value

3.39%, 6/15/60, Series 2017-BNK5, Class A5	$190,000	$187,061
3.43%, 2/15/61, Series 2018-BN10, Class A4	10,000	9,855
Commercial Mortgage Trust
3.92%, 8/10/46, Series 2013-CR10, Class A3	100,000	102,901
4.05%, 10/10/46, Series 2013-CR12, Class A4	500,000	516,814
4.19%, 11/10/46, Series 2013-CR13, Class A4^(c)	500,000	520,901
3.50%, 8/10/47, Series 2014-CR19, Class ASB	300,000	302,199
2.80%, 11/10/47, Series 2014-CR20, Class A2	375,000	374,644
3.59%, 11/10/47, Series 2014-CR20, Class A4	500,000	504,568
3.50%, 5/10/48, Series 2015-CR23, Class A4	50,000	50,101
CSAIL Commercial Mortgage Trust
3.76%, 11/15/48, Series 2016-C5, Class A5	500,000	506,195
3.81%, 11/15/48, Series 2015-C4, Class A4	750,000	760,637
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates 1.87%, 11/25/19, Series K712, Class A2	21,641	21,399
3.53%, 6/25/20, Series K008, Class A2	290,601	293,518
2.57%, 9/25/20, Series K504, Class A2^(c)	549,176	545,214
3.03%, 10/25/20, Series K714, Class A2^(c)	200,000	200,449
4.33%, 10/25/20, Series K010, Class A2^(c)	150,000	153,867
4.19%, 12/25/20, Series K012, Class A2^(c)	50,000	51,335
2.86%, 1/25/21, Series K715, Class A2	60,000	59,919
3.97%, 1/25/21, Series K013, Class A2^(c)	200,000	204,333
2.87%, 12/25/21, Series K017, Class A2	50,000	49,837
2.51%, 11/25/22, Series K026, Class A2	250,000	245,541
2.62%, 3/25/23, Series K035, Class A1	144,331	143,317
3.30%, 4/25/23, Series K031, Class A2^(c)	370,000	374,627
3.06%, 8/25/24, Series K728, Class A2^(c)	500,000	499,066
2.67%, 12/25/24, Series K042, Class A2	160,000	156,261
3.06%, 12/25/24, Series K043, Class A2	199,000	198,579
3.02%, 1/25/25, Series K045, Class A2	55,000	54,695
3.16%, 5/25/25, Series KS03, Class A4^(c)	50,000	49,946
3.33%, 5/25/25, Series K047, Class A2^(c)	200,000	202,227
3.01%, 7/25/25, Series K049, Class A2	360,000	356,704
3.15%, 11/25/25, Series K052, Class A2	125,000	124,599
2.34%, 7/25/26, Series K058, Class A1	383,635	370,574
3.36%, 11/25/27, Series K071, Class AM^(c)	200,000	198,592
Federal National Mortgage Association Alternative Credit Enhancement Securities
2.17%, 9/25/19, Series 2014-M10, Class ASQ2^(c)	22,184	22,042

See Notes to Financial Statements.

WisdomTree Trust	117

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2018

Investments in Long Securities	Principal Amount	Value

2.73%, 10/25/21, Series 2012-M1, Class A2	$500,000	$495,203
2.72%, 2/25/22, Series 2012-M2, Class A2	499,283	494,868
2.38%, 5/25/22, Series 2012-M13, Class A2	80,000	77,943
2.30%, 9/25/22, Series 2012-M14, Class A2^(c)	50,000	48,557
2.60%, 4/25/23, Series 2013-M14, Class APT^(c)	116,982	114,826
3.33%, 10/25/23, Series 2013-M14, Class A2^(c)	98,799	99,777
3.50%, 1/25/24, Series 2014-M3, Class A2^(c)	110,000	112,177
3.10%, 7/25/24, Series 2014-M9, Class A2^(c)	596,000	594,229
2.30%, 10/25/24, Series 2015-M3, Class A1	336,637	330,234
2.72%, 10/25/24, Series 2015-M3, Class A2	250,000	243,837
2.58%, 3/25/26, Series 2016-M4, Class A2	183,000	174,391
2.14%, 5/25/26, Series 2016-M6, Class A1	183,850	177,143
2.00%, 6/25/26, Series 2016-M9, Class A1	454,972	437,318
2.50%, 9/25/26, Series 2016-M7, Class A2	190,000	179,469
2.50%, 10/25/26, Series 2017-M1, Class A2^(c)	500,000	468,426
2.88%, 2/25/27, Series 2017-M2, Class A2^(c)	1,000,000	960,371
3.20%, 11/25/27, Series 2017-M15, Class ATS2^(c)	500,000	487,878
3.30%, 4/25/29, Series 2017-M5, Class A2^(c)	64,000	62,072
3.09%, 7/25/29, Series 2018-M3, Class A1^(c)	996,368	985,707
GS Mortgage Securities Trust
4.24%, 8/10/46, Series 2013-GC14, Class A5	85,000	88,513
3.68%, 4/10/47, Series 2014-GC20, Class A3	18,712	18,770
4.00%, 4/10/47, Series 2014-GC20, Class A5	250,000	257,238
3.86%, 6/10/47, Series 2014-GC22, Class A5	70,000	71,588
3.67%, 9/10/47, Series 2014-GC24, Class A4	300,000	304,252
2.85%, 10/10/49, Series 2016-GS3, Class A4	235,000	223,232
3.44%, 11/10/49, Series 2016-GS4, Class A4^(c)	265,000	262,346
2.73%, 5/10/50, Series 2015-GC30, Class A2	100,000	99,508
3.99%, 3/10/51, Series 2018-GS9, Class A4^(c)	500,000	512,430

Investments in Long Securities	Principal Amount	Value

JP Morgan Chase Commercial Mortgage Securities Trust
3.41%, 1/15/46, Series 2013-C13, Class ASB	$151,902	$152,922
2.61%, 12/15/47, Series 2012-LC9, Class A4	100,000	98,739
3.46%, 3/15/50, Series 2017-JP5, Class A4	400,000	396,194
JPMBB Commercial Mortgage Securities Trust
3.66%, 7/15/45, Series 2013-C12, Class A5	100,000	101,687
4.13%, 8/15/46, Series 2013-C14, Class A4^(c)	95,000	98,490
3.93%, 1/15/47, Series 2013-C17, Class A3	214,252	219,701
4.00%, 4/15/47, Series 2014-C19, Class A4	200,000	206,088
3.29%, 1/15/48, Series 2014-C26, Class ASB	150,000	150,258
3.60%, 11/15/48, Series 2015-C32, Class A5	1,000,000	1,004,797
JPMDB Commercial Mortgage Securities Trust 3.41%, 3/15/50, Series 2017-C5, Class A4	550,000	544,259
Morgan Stanley Bank of America Merrill Lynch Trust
3.48%, 11/15/45, Series 2012-C6, Class AS	100,000	100,000
2.92%, 2/15/46, Series 2013-C7, Class A4	400,000	394,691
3.53%, 12/15/47, Series 2014-C19, Class A4	365,167	365,131
3.07%, 2/15/48, Series 2015-C20, Class ASB	250,000	248,422
3.25%, 2/15/48, Series 2015-C20, Class A4	200,000	196,889
3.04%, 4/15/48, Series 2015-C22, Class ASB	200,000	198,181
3.31%, 4/15/48, Series 2015-C22, Class A4	95,000	93,879
3.72%, 7/15/50, Series 2015-C23, Class A4	175,000	176,974
Morgan Stanley Capital I Trust
3.77%, 3/15/45, Series 2012-C4, Class AS	280,000	281,250
3.26%, 6/15/50, Series 2017-H1, Class A4	500,000	487,296
UBS Commercial Mortgage Trust 3.68%, 12/15/50, Series 2017-C7, Class A4	250,000	249,548
Wells Fargo Commercial Mortgage Trust
2.92%, 10/15/45, Series 2012-LC5, Class A3	198,556	196,194
3.64%, 6/15/48, Series 2015-C29, Class A4	250,000	252,035
3.70%, 11/15/48, Series 2015-C31, Class A4	100,000	101,086
2.65%, 8/15/49, Series 2016-BNK1, Class A3	200,000	187,611

See Notes to Financial Statements.

118	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2018

Investments in Long Securities	Principal Amount	Value

2.92%, 11/15/49, Series 2016-NXS6, Class A4	$265,000	$252,729
3.82%, 8/15/50, Series 2014-LC16, Class A5	256,000	261,333
3.58%, 10/15/50, Series 2017-C40, Class A4	200,000	198,950
4.21%, 5/15/51, Series 2018-C44, Class A5	400,000	416,281
3.12%, 1/15/60, Series 2017-RC1, Class A2	120,000	119,363
WFRBS Commercial Mortgage Trust
2.88%, 12/15/45, Series 2012-C10, Class A3	500,000	492,458
4.15%, 8/15/46, Series 2013-C15, Class A4^(c)	200,000	207,403
4.42%, 9/15/46, Series 2013-C16, Class A5	100,000	104,956
3.03%, 12/15/46, Series 2013-C18, Class A2	13,964	13,959
4.02%, 12/15/46, Series 2013-C17, Class A4	60,000	61,936
4.10%, 3/15/47, Series 2014-C19, Class A5	25,000	25,903
3.41%, 8/15/47, Series 2014-C21, Class A4	225,000	225,309
3.43%, 11/15/47, Series 2014-C25, Class A3	40,000	40,253
3.63%, 11/15/47, Series 2014-C25, Class A5	100,000	100,894

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost: $29,960,856)		29,211,212
MUNICIPAL BONDS – 0.5%
United States – 0.5%
Alameda Corridor Transportation Authority 6.60%, 10/1/29, Series C	50,000	59,353
Bay Area Toll Authority 6.91%, 10/1/50, Series S-3	100,000	147,384
Chicago O’Hare International Airport 6.40%, 1/1/40, Class B	35,000	46,095
Municipal Electric Authority of Georgia 6.64%, 4/1/57	70,000	85,683
6.66%, 4/1/57	65,000	78,138
Nashville Health and Educational Facilities Board 4.05%, 7/1/26, Class B	100,000	103,056
New Jersey Turnpike Authority 7.41%, 1/1/40	100,000	145,169
7.10%, 1/1/41	165,000	232,388
North Texas Tollway Authority 6.72%, 1/1/49	55,000	78,975
State of Illinois 4.95%, 6/1/23	310,000	317,173
5.10%, 6/1/33	720,000	696,024

TOTAL MUNICIPAL BONDS (Cost: $2,024,180)		1,989,438

Investments in Long Securities	Shares	Value

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 0.5%
United States – 0.5%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.92%(f)
(Cost: $1,936,068)(g)	1,936,068	$1,936,068
TOTAL INVESTMENTS IN LONG SECURITIES BEFORE SECURITIES SOLD SHORT – 100.7% (Cost: $431,170,561)		421,638,952

Securities Sold Short	Principal Amount
U.S. GOVERNMENT AGENCIES SOLD SHORT – (1.1)%
Federal Home Loan Mortgage Corporation – (0.5)%
Federal Home Loan Mortgage Corp. 3.00%, 9/1/48(a)	$(950,000)	(919,422)
3.50%, 9/1/48(a)	(1,100,000)	(1,094,285)
4.00%, 9/1/48(a)	(300,000)	(305,649)

Total Federal Home Loan Mortgage Corporation		(2,319,356)
Federal National Mortgage Association – (0.6)%
Federal National Mortgage Association 3.00%, 9/1/48(a)	(1,275,000)	(1,234,036)
3.50%, 9/1/48(a)	(1,125,000)	(1,118,913)

Total Federal National Mortgage Association		(2,352,949)
TOTAL INVESTMENTS IN SECURITIES SOLD SHORT (Proceeds: $4,648,529)		(4,672,305)
Other Assets less Liabilities – 0.4%		1,695,471

NET ASSETS – 100.0%		$418,662,118
^	Variable coupon rate based on weighted average interest rate of underlying mortgage.

(a)	To-be-announced (“TBA”) security (See Note 2). TBA securities are non-income producing.

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)	Rate shown reflects the accrual rate as of August 31, 2018 on securities with variable or step rates.

(d)	Security, or portion thereof, was on loan at August 31, 2018 (See Note 2).

(e)	The security has a perpetual maturity; the date displayed is the next call date.

(f)	Rate shown represents annualized 7-day yield as of August 31, 2018.

(g)

At August 31, 2018, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $1,882,011 and the total market value of the collateral held by the Fund was $1,936,068.

See Notes to Financial Statements.

WisdomTree Trust	119

Schedule of Investments

WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund (SHAG)

August 31, 2018

Investments	Principal Amount	Value

U.S. GOVERNMENT AGENCIES – 5.0%
Federal Home Loan Mortgage Corporation – 2.3%
Federal Home Loan Mortgage Corp. 3.50%, 9/18/33(a)	$880,000	$889,679
Federal National Mortgage Association – 2.7%
Federal National Mortgage Association 2.50%, 9/18/33(a)	1,088,000	1,057,602
TOTAL U.S. GOVERNMENT AGENCIES (Cost: $1,943,595)		1,947,281
U.S. GOVERNMENT OBLIGATIONS – 28.0%
U.S. Treasury Bill – 3.4%
U.S. Treasury Bill 1.98%, 10/18/18*	1,360,000	1,356,713
U.S. Treasury Bonds – 3.4%
U.S. Treasury Bond 8.75%, 5/15/20	216,000	238,178
8.75%, 8/15/20	411,000	458,482
8.13%, 5/15/21	433,800	494,871
7.63%, 11/15/22	106,000	126,519

Total U.S. Treasury Bonds		1,318,050
U.S. Treasury Notes – 21.2%
U.S. Treasury Note 0.75%, 8/15/19	1,000,300	984,416
1.50%, 6/15/20	559,000	548,257
2.50%, 6/30/20	174,000	173,626
1.50%, 7/15/20	699,200	685,052
2.00%, 2/28/21	692,500	681,368
2.63%, 6/15/21	402,000	401,372
2.63%, 7/15/21	2,448,000	2,443,697
1.13%, 8/31/21	718,500	686,252
1.50%, 1/31/22	392,700	377,299
1.88%, 7/31/22	691,100	669,341
2.63%, 6/30/23	650,000	646,712

Total U.S. Treasury Notes		8,297,392
TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $11,030,501)		10,972,155
CORPORATE BONDS – 51.7%
United States – 51.7%
3M Co. 2.25%, 3/15/23	113,000	109,462
AbbVie, Inc. 2.50%, 5/14/20	148,000	146,561
Air Lease Corp. 2.13%, 1/15/20	169,000	166,764
3.88%, 4/1/21	106,000	106,790
Allergan, Inc. 3.38%, 9/15/20	23,000	23,060
American Express Credit Corp. 2.60%, 9/14/20, Series F	24,000	23,817
2.25%, 5/5/21	76,000	74,235
American Honda Finance Corp. 3.00%, 6/16/20	200,000	200,255
American International Group, Inc. 4.88%, 6/1/22	160,000	167,845

Investments	Principal Amount	Value

American Tower Corp. 3.50%, 1/31/23	$109,000	$107,633
Amgen, Inc.
2.20%, 5/22/19	47,000	46,866
3.88%, 11/15/21	49,000	49,944
Anthem, Inc. 2.25%, 8/15/19	206,000	204,911
Aon PLC 2.80%, 3/15/21	364,000	358,472
AT&T, Inc. 3.00%, 2/15/22	387,000	380,970
3.20%, 3/1/22	176,000	174,197
Bank of America Corp. 5.63%, 7/1/20	90,000	94,023
2.37%, 7/21/21, (2.369% fixed rate until 7/21/20; 3-month U.S. dollar London Interbank Offered Rate + 0.66% thereafter)(b)	111,000	109,096
3.00%, 12/20/23, (3.004% fixed rate until 12/20/22; 3-month U.S. dollar London Interbank Offered Rate + 0.79% thereafter)(b)	398,000	387,871
Bank of New York Mellon Corp. (The) 2.05%, 5/3/21	101,000	98,338
2.95%, 1/29/23	111,000	109,171
BB&T Corp. 2.05%, 5/10/21	41,000	39,811
Becton Dickinson and Co. 2.68%, 12/15/19	395,000	393,125
2.89%, 6/6/22	284,000	276,846
Berkshire Hathaway Finance Corp. 4.25%, 1/15/21	3,000	3,093
3.00%, 5/15/22	120,000	120,226
Block Financial LLC 5.50%, 11/1/22	43,000	44,921
Boeing Co. (The) 8.75%, 8/15/21	261,000	302,749
Capital One Financial Corp. 4.75%, 7/15/21	114,000	118,082
Celanese US Holdings LLC 5.88%, 6/15/21	458,000	484,172
Celgene Corp. 2.88%, 8/15/20	93,000	92,593
3.25%, 8/15/22	209,000	207,187
Citibank NA 3.40%, 7/23/21	350,000	350,937
Citigroup, Inc. 2.65%, 10/26/20	145,000	143,394
Coca-Cola Co. (The) 1.88%, 10/27/20	60,000	58,727
3.30%, 9/1/21	59,000	59,726
Comcast Corp. 3.13%, 7/15/22	18,000	17,893
Constellation Brands, Inc. 4.25%, 5/1/23	372,000	379,663
Coventry Health Care, Inc. 5.45%, 6/15/21	100,000	105,008
Crown Castle International Corp. 2.25%, 9/1/21	113,000	108,963

See Notes to Financial Statements.

120	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund (SHAG)

August 31, 2018

Investments	Principal Amount	Value

Delta Air Lines, Inc. 2.60%, 12/4/20	$397,000	$389,266
Discovery Communications LLC 5.05%, 6/1/20	164,000	168,983
Dollar General Corp. 3.25%, 4/15/23	290,000	286,227
Dow Chemical Co. (The) 4.25%, 11/15/20	94,000	96,068
4.13%, 11/15/21	165,000	168,468
Duke Energy Carolinas LLC 3.90%, 6/15/21	6,000	6,109
3.05%, 3/15/23	385,000	381,437
Ecolab, Inc. 4.35%, 12/8/21	104,000	107,678
Electronic Arts, Inc. 3.70%, 3/1/21	107,000	108,423
Enterprise Products Operating LLC 2.55%, 10/15/19	98,000	97,621
Exelon Generation Co. LLC 4.00%, 10/1/20	167,000	169,198
Expedia Group, Inc. 5.95%, 8/15/20	63,000	66,069
Express Scripts Holding Co. 4.75%, 11/15/21	222,000	229,678
Exxon Mobil Corp. 2.40%, 3/6/22	36,000	35,363
FedEx Corp. 2.63%, 8/1/22	10,000	9,760
Fidelity National Information Services, Inc. 3.63%, 10/15/20	51,000	51,411
Fifth Third Bancorp 3.50%, 3/15/22	380,000	381,431
General Mills, Inc. 2.60%, 10/12/22	200,000	193,644
General Motors Financial Co., Inc. 3.20%, 7/6/21	109,000	107,636
3.45%, 4/10/22	154,000	151,540
3.15%, 6/30/22	36,000	35,107
Goldman Sachs Group, Inc. (The) 5.75%, 1/24/22	239,000	255,723
Hartford Financial Services Group, Inc. (The) 5.13%, 4/15/22	57,000	60,201
Hewlett Packard Enterprise Co. 3.60%, 10/15/20	213,000	214,755
Home Depot, Inc. (The) 4.40%, 4/1/21	103,000	106,751
Hospitality Properties Trust 4.25%, 2/15/21	80,000	80,927
Host Hotels & Resorts L.P. 4.75%, 3/1/23, Series C	105,000	107,859
HP, Inc. 4.65%, 12/9/21	163,000	169,182
Huntington Bancshares, Inc. 3.15%, 3/14/21	80,000	79,699
Ingredion, Inc. 4.63%, 11/1/20	179,000	183,867

Investments	Principal Amount	Value

Intercontinental Exchange, Inc. 2.75%, 12/1/20	$44,000	$43,664
International Flavors & Fragrances, Inc. 3.20%, 5/1/23	109,000	106,623
International Lease Finance Corp. 8.25%, 12/15/20	16,000	17,578
John Deere Capital Corp. 2.80%, 3/6/23	111,000	109,079
JPMorgan Chase & Co. 2.25%, 1/23/20	53,000	52,478
4.63%, 5/10/21	36,000	37,292
2.30%, 8/15/21	36,000	35,095
4.35%, 8/15/21	56,000	57,711
4.50%, 1/24/22	268,000	278,000
KeyCorp 2.90%, 9/15/20	67,000	66,635
KLA-Tencor Corp. 4.13%, 11/1/21	100,000	101,854
Kraft Heinz Foods Co. 3.50%, 6/6/22	102,000	101,768
Lazard Group LLC 4.25%, 11/14/20	373,000	380,029
Lockheed Martin Corp. 3.10%, 1/15/23	75,000	74,739
M&T Bank Corp. 3.55%, 7/26/23	100,000	100,256
Marsh & McLennan Cos., Inc. 2.75%, 1/30/22	200,000	196,082
McDonald’s Corp. 2.75%, 12/9/20	600,000	597,069
Medtronic, Inc. 3.15%, 3/15/22	79,000	78,865
Merck & Co., Inc. 3.88%, 1/15/21	200,000	204,529
Microsoft Corp. 3.00%, 10/1/20	60,000	60,449
2.00%, 11/3/20	60,000	59,169
2.38%, 2/12/22	250,000	245,463
Morgan Stanley 5.50%, 7/28/21	80,000	84,689
4.88%, 11/1/22	258,000	269,125
Motorola Solutions, Inc. 3.75%, 5/15/22	299,000	298,806
National Rural Utilities Cooperative Finance Corp. 2.90%, 3/15/21	109,000	108,576
Newell Brands, Inc. 3.15%, 4/1/21	5,000	4,929
Omnicom Group, Inc. 3.63%, 5/1/22	25,000	24,921
Oracle Corp. 2.80%, 7/8/21	69,000	68,784
Owens Corning 4.20%, 12/15/22	105,000	106,237
Packaging Corp. of America 2.45%, 12/15/20	147,000	144,578

See Notes to Financial Statements.

WisdomTree Trust	121

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund (SHAG)

August 31, 2018

Investments	Principal Amount	Value

PepsiCo, Inc. 2.15%, 10/14/20	$51,000	$50,297
Plains All American Pipeline L.P. 2.60%, 12/15/19	224,000	222,303
Primerica, Inc. 4.75%, 7/15/22	120,000	123,559
Regions Financial Corp. 3.80%, 8/14/23	150,000	150,489
Republic Services, Inc. 5.50%, 9/15/19	74,000	75,928
Roper Technologies, Inc. 3.13%, 11/15/22	4,000	3,937
Royal Caribbean Cruises Ltd. 2.65%, 11/28/20	135,000	132,799
Ryder System, Inc. 2.80%, 3/1/22	269,000	263,473
Sabine Pass Liquefaction LLC 6.25%, 3/15/22	232,000	250,090
Sabra Health Care L.P. 5.50%, 2/1/21	106,000	108,120
Sempra Energy 2.40%, 3/15/20	173,000	170,830
Sherwin-Williams Co. (The) 2.75%, 6/1/22	49,000	47,746
Southern California Edison Co. 1.85%, 2/1/22	68,000	66,482
Southwest Airlines Co. 2.75%, 11/16/22	11,000	10,729
State Street Corp. 2.55%, 8/18/20	33,000	32,805
SunTrust Banks, Inc. 2.90%, 3/3/21	188,000	186,440
Synchrony Financial 3.00%, 8/15/19	85,000	84,878
Synovus Financial Corp. 3.13%, 11/1/22	456,000	437,190
Sysco Corp. 2.50%, 7/15/21	400,000	391,653
Target Corp. 2.90%, 1/15/22	73,000	72,839
TD Ameritrade Holding Corp. 2.95%, 4/1/22	78,000	77,008
Time Warner Cable LLC 4.00%, 9/1/21	176,000	177,518
Toyota Motor Credit Corp. 1.90%, 4/8/21	203,000	197,373
U.S. Bancorp 2.35%, 1/29/21	48,000	47,235
2.95%, 7/15/22	29,000	28,540
United Parcel Service, Inc. 2.05%, 4/1/21	100,000	97,832
United Technologies Corp. 3.35%, 8/16/21	150,000	150,744
UnitedHealth Group, Inc. 2.70%, 7/15/20	63,000	62,843

Investments	Principal Amount	Value

Verizon Communications, Inc. 2.45%, 11/1/22	$44,000	$42,405
VMware, Inc. 2.30%, 8/21/20	396,000	388,127
Walgreen Co. 3.10%, 9/15/22	23,000	22,645
Walmart, Inc. 3.40%, 6/26/23	300,000	303,945
Warner Media LLC
4.88%, 3/15/20	93,000	95,335
4.75%, 3/29/21	102,000	105,230
Waste Management, Inc. 4.75%, 6/30/20	104,000	107,370
Wells Fargo & Co. 2.50%, 3/4/21	84,000	82,438
Welltower, Inc. 4.13%, 4/1/19	106,000	106,449
WestRock RKT Co. 4.90%, 3/1/22	17,000	17,688
Willis Towers Watson PLC 5.75%, 3/15/21	41,000	42,996
Zimmer Biomet Holdings, Inc. 2.70%, 4/1/20	113,000	112,119

TOTAL CORPORATE BONDS (Cost: $20,417,371)		20,210,977
FOREIGN CORPORATE BONDS – 8.9%
Australia – 0.6%
BHP Billiton Finance USA Ltd. 3.25%, 11/21/21	106,000	106,249
Westpac Banking Corp. 2.10%, 5/13/21	112,000	108,518

Total Australia		214,767
Canada – 1.6%
Bank of Nova Scotia (The) 3.13%, 4/20/21	80,000	79,690
Canadian Imperial Bank of Commerce 2.55%, 6/16/22	102,000	99,304
Emera US Finance L.P. 2.70%, 6/15/21	111,000	108,359
Fortis, Inc. 2.10%, 10/4/21	369,000	353,479
Royal Bank of Canada 2.50%, 1/19/21	1,000	985
TransCanada PipeLines Ltd. 2.50%, 8/1/22	1,000	966

Total Canada		642,783
Chile – 0.2%
Celulosa Arauco y Constitucion S.A. 7.25%, 7/29/19	86,000	89,056
Germany – 0.2%
Deutsche Bank AG 2.50%, 2/13/19	92,000	91,658
Japan – 2.0%
Mitsubishi UFJ Financial Group, Inc. 3.00%, 2/22/22	391,000	384,754

See Notes to Financial Statements.

122	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund (SHAG)

August 31, 2018

Investments	Principal Amount	Value

Sumitomo Mitsui Financial Group, Inc. 2.44%, 10/19/21	$398,000	$386,721

Total Japan		771,475
Netherlands – 0.8%
Shell International Finance B.V. 1.88%, 5/10/21	112,000	108,846
1.75%, 9/12/21	200,000	192,870

Total Netherlands		301,716
Peru – 0.5%
Southern Copper Corp. 3.50%, 11/8/22	208,000	206,040
United Kingdom – 3.0%
BAT Capital Corp. 2.76%, 8/15/22(c)	392,000	380,246
BP Capital Markets PLC 2.75%, 5/10/23	452,000	439,814
GlaxoSmithKline Capital PLC 3.13%, 5/14/21	150,000	150,283
GlaxoSmithKline Capital, Inc. 2.80%, 3/18/23	127,000	124,186
WPP Finance 2010 3.63%, 9/7/22	70,000	68,830

Total United Kingdom		1,163,359
TOTAL FOREIGN CORPORATE BONDS (Cost: $3,527,990)		3,480,854
FOREIGN GOVERNMENT AGENCIES – 0.1%
Canada – 0.1%
Province of Quebec Canada 2.63%, 2/13/23
(Cost: $25,562)	26,000	25,526
FOREIGN GOVERNMENT OBLIGATIONS – 2.0%
Colombia – 0.3%
Colombia Government International Bond 8.13%, 5/21/24	100,000	120,875
Hungary – 0.6%
Hungary Government International Bond 6.25%, 1/29/20	95,000	99,191
6.38%, 3/29/21	118,000	126,541

Total Hungary		225,732
Mexico – 0.9%
Mexico Government International Bond 8.13%, 12/30/19	62,000	66,960
3.63%, 3/15/22	284,000	284,838

Total Mexico		351,798
Poland – 0.1%
Republic of Poland Government International Bond 5.13%, 4/21/21	26,000	27,286

Investments	Principal Amount	Value

Uruguay – 0.1%
Uruguay Government International Bond 8.00%, 11/18/22	$55,000	$62,232
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost: $800,681)		787,923
COMMERCIAL MORTGAGE-BACKED SECURITIES – 8.5%
United States – 8.5%
COMM Mortgage Trust
3.80%, 8/10/46, Series 2013-CR10, Class ASB	79,999	81,295
2.93%, 2/10/47, Series 2014-CR15, Class A2	34,542	34,552
2.85%, 5/10/48, Series 2015-CR23, Class A2	250,000	249,488
3.04%, 11/10/49, Series 2016-CD2, Class A2	686,000	684,093
CSAIL Commercial Mortgage Trust 2.99%, 6/15/50, Series 2017-C8, Class A2	344,000	340,795
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates 4.19%, 12/25/20, Series K012, Class A2^(b)	150,000	154,005
2.79%, 1/25/22, Series K718, Class A2	300,000	298,501
JPMCC Commercial Mortgage Securities Trust 3.24%, 3/15/50, Series 2017-JP5, Class A2	680,000	679,830
Morgan Stanley Bank of America Merrill Lynch Trust
2.79%, 2/15/48, Series 2015-C20, Class A2	200,000	199,597
2.70%, 12/15/48, Series 2013-C8, Class ASB	45,911	45,598
Wells Fargo Commercial Mortgage Trust
2.53%, 10/15/45, Series 2012-LC5, Class ASB	41,284	40,933
2.63%, 5/15/48, Series 2015-NXS1, Class A2	329,000	327,788
WFRBS Commercial Mortgage Trust
2.45%, 12/15/45, Series 2012-C10, Class ASB	43,923	43,319
2.93%, 11/15/47, Series 2014-C25, Class A2	133,000	132,850

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost: $3,359,832)		3,312,644
TOTAL INVESTMENTS IN SECURITIES – 104.2% (Cost: $41,105,532)		40,737,360
Other Assets less Liabilities – (4.2)%		(1,633,597)

NET ASSETS – 100.0%		$39,103,763
*	Interest rate shown reflects the yield to maturity at the time of purchase.

^	Variable coupon rate based on weighted average interest rate of underlying mortgage.

(a)	To-be-announced (“TBA”) security (See Note 2). TBA securities are non-income producing.

(b)	Rate shown reflects the accrual rate as of August 31, 2018 on securities with variable or step rates.

(c)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

See Notes to Financial Statements.

WisdomTree Trust	123

Schedule of Investments

WisdomTree CBOE Russell 2000 PutWrite Strategy Fund (RPUT)

August 31, 2018

Investments	Principal Amount	Value

U.S. GOVERNMENT OBLIGATIONS – 75.7%
U.S. Treasury Bill – 75.7%
U.S. Treasury Bill 1.93%, 9/20/18*	$4,000,000	$3,996,609
TOTAL INVESTMENTS IN SECURITIES – 75.7% (Cost: $3,995,980)		3,996,609
Other Assets less Liabilities – 24.3%		1,282,875

NET ASSETS – 100.0%		$5,279,484
*	Interest rate shown reflects the yield to maturity at the time of purchase.

FINANCIAL DERIVATIVE INSTRUMENTS
WRITTEN PUT OPTION CONTRACTS† (EXCHANGE-TRADED)
Description	Number of Contracts	Notional Amount[1]	Strike Price	Expiration Date	Premiums Paid/ (Received)	Value
Russell 2000 Index	(32)	$(5,376,000)	$1,680	9/21/2018	$(69,760)	$(14,400)
†	As of August 31, 2018, the Fund posted cash collateral of $1,075,000 with the broker for written put option contracts.

[1]	Notional amount is derived by multiplying the number of contracts, the contract size (typically 100), and the contract strike price.

See Notes to Financial Statements.

124	WisdomTree Trust

Schedule of Investments

WisdomTree CBOE S&P 500 PutWrite Strategy Fund (PUTW)

August 31, 2018

Investments	Principal Amount	Value

U.S. GOVERNMENT OBLIGATIONS – 74.6%
U.S. Treasury Bill – 74.6%
U.S. Treasury Bill 2.07%, 11/15/18*	$178,700,000	$177,973,138
TOTAL INVESTMENTS IN SECURITIES – 74.6% (Cost: $177,944,248)		177,973,138
Other Assets less Liabilities – 25.4%		60,461,306

NET ASSETS – 100.0%		$238,434,444
*	Interest rate shown reflects the yield to maturity at the time of purchase.

FINANCIAL DERIVATIVE INSTRUMENTS
WRITTEN PUT OPTION CONTRACTS† (EXCHANGE-TRADED)
Description	Number of Contracts	Notional Amount[1]	Strike Price	Expiration Date	Premiums Paid/ (Received)	Value
S&P 500 Index	(846)	$(239,841,000)	$2,835	9/21/2018	$(2,456,090)	$(740,250)
†	As of August 31, 2018, the Fund posted cash collateral of $40,300,000 with the broker for written put option contracts.

[1]	Notional amount is derived by multiplying the number of contracts, the contract size (typically 100), and the contract strike price.

See Notes to Financial Statements.

WisdomTree Trust	125

Schedule of Investments

WisdomTree Managed Futures Strategy Fund (WTMF) (consolidated)

August 31, 2018

Investments	Principal Amount	Value

U.S. GOVERNMENT OBLIGATIONS – 87.2%
U.S. Treasury Bills – 87.2%
U.S. Treasury Bills 1.93%, 9/6/18*(a)	$4,640,000	$4,639,513
1.93%, 9/13/18*	11,720,000	11,714,418
1.92%, 9/20/18*	123,420,000	123,315,367
TOTAL INVESTMENTS IN SECURITIES – 87.2% (Cost: $139,648,561)		139,669,298
Other Assets less Liabilities – 12.8%		20,580,894

NET ASSETS – 100.0%		$160,250,192
*	Interest rate shown reflects the yield to maturity at the time of purchase.

(a)

All or a portion of this security is held by the broker as collateral for open futures contracts. The securities collateral posted was comprised entirely of U.S. Treasury securities having a market value of $4,639,513 as of August 31, 2018.

FINANCIAL DERIVATIVE INSTRUMENTS
FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)
Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Bank of Montreal	9/19/2018	452,369,960	JPY	4,079,117	USD	$4,359	$—
Bank of Montreal	9/19/2018	10,940,329	USD	1,206,587,000	JPY	48,651	—
Bank of Montreal	12/19/2018	54,025	USD	5,952,030	JPY	—	(64)
Bank of Montreal	12/19/2018	4,106,038	USD	452,369,960	JPY	—	(4,833)
Canadian Imperial Bank of Commerce	9/19/2018	623,729,000	JPY	5,777,194	USD	—	(146,887)
Canadian Imperial Bank of Commerce	9/19/2018	2,905,000	JPY	26,907	USD	—	(684)
Canadian Imperial Bank of Commerce	9/19/2018	470,834,040	JPY	4,245,726	USD	4,422	—
Canadian Imperial Bank of Commerce	9/19/2018	148,760	USD	16,347,000	JPY	1,199	—
Canadian Imperial Bank of Commerce	12/19/2018	4,273,433	USD	470,834,040	JPY	—	(5,228)
Canadian Imperial Bank of Commerce	12/19/2018	56,227	USD	6,194,970	JPY	—	(69)
Goldman Sachs	9/19/2018	11,841,000	JPY	106,579	USD	308	—
Goldman Sachs	9/19/2018	22,975,000	JPY	208,120	USD	—	(728)
Goldman Sachs	9/19/2018	3,095,092	USD	345,074,000	JPY	—	(19,839)
Goldman Sachs	9/19/2018	308,898	USD	34,327,000	JPY	—	(967)
State Street Bank and Trust	9/19/2018	4,079,000	JPY	37,217	USD	—	(397)
State Street Bank and Trust	9/19/2018	13,602,000	JPY	121,040	USD	1,743	—
						$60,682	$(179,696)

CURRENCY LEGEND
JPY	Japanese yen
USD	U.S. dollar

FUTURES CONTRACTS (EXCHANGE-TRADED)

Short Exposure	Contracts	Expiration Date	Notional Amount[1]	Unrealized Appreciation/ (Depreciation)
10 Year U.S. Treasury Note	47	12/19/18	$(5,652,484)	$(49,103)
Australian Dollar Currency	116	12/17/18	(8,331,120)	226
British Pound Currency	103	12/17/18	(8,379,050)	(568)
Canadian Dollar Currency	109	12/18/18	(8,368,475)	(665)
Copper	125	12/27/18	(8,346,875)	535,413
Corn	473	12/14/18	(8,632,250)	469,750
Euro Currency	57	12/17/18	(8,330,550)	(663)
Gold 100 Ounce	70	12/27/18	(8,446,900)	376,060
Silver	116	12/27/18	(8,443,060)	586,629
Soybean	203	11/14/18	(8,561,525)	368,063
Swiss Franc Currency	43	12/17/18	(5,595,913)	140
			$(87,088,202)	$2,285,282
Long Exposure	Contracts	Expiration Date	Notional Amount[1]	Unrealized Appreciation/ (Depreciation)
Cotton No. 2	137	12/06/18	$5,632,070	$(624,190)
Gasoline RBOB	68	11/30/18	5,607,471	125,690
Live Cattle	124	12/31/18	5,603,560	—
NY Harbor ULSD	89	11/30/18	8,401,155	348,394
U.S. Treasury Long Bond	39	12/19/18	5,624,531	—
WTI Crude Oil	122	11/19/18	8,424,100	251,810
Wheat	210	12/14/18	5,727,750	(276,137)
			$45,020,637	$(174,433)
Total – Net			$(42,067,565)	$2,110,849
[1]	“Notional Amount” represents the current notional value of the futures contract.

See Notes to Financial Statements.

126	WisdomTree Trust

Statements of Assets and Liabilities

WisdomTree Trust

August 31, 2018

	WisdomTree Bloomberg U.S. Dollar Bullish Fund	WisdomTree Brazilian Real Strategy Fund	WisdomTree Chinese Yuan Strategy Fund	WisdomTree Emerging Currency Strategy Fund	WisdomTree Asia Local Debt Fund
ASSETS:

Investments, at cost	$85,607,089	$7,151,789	$21,549,388	$18,180,746	$17,034,968

Investment in affiliates, at cost (Note 3)	4,016,800	450,096	1,169,777	1,194,879	—

Repurchase agreements, at cost	—	3,350,000	9,515,000	9,170,000	1,500,000

Foreign currency, at cost	—	—	62	—	34,520
Investments in securities, at value (Note 2)	85,617,963	7,152,671	21,552,021	18,182,967	15,285,078

Investment in affiliates, at value (Note 3)	4,012,880	450,195	1,168,751	1,193,832	—

Repurchase agreements, at value (Note 2)	—	3,350,000	9,515,000	9,170,000	1,500,000

Cash	622,583	631,957	197,663	1,147,792	331,128

Cash collateral posted for foreign currency contracts	—	—	510,000	430,000	—

Foreign currency, at value	—	—	61	—	34,116

Unrealized appreciation on foreign currency contracts	875,837	96,724	27,549	73,207	13,308

Receivables:

Investment securities sold	2,644,688	—	—	—	—

Interest	—	183	521	502	204,248
Total Assets	93,773,951	11,681,730	32,971,566	30,198,300	17,367,878
LIABILITIES:

Unrealized depreciation on foreign currency contracts	186,630	1,041,690	1,098,126	1,439,150	60,779

Payables:

Capital shares redeemed	2,663,326	—	—	—	—

Advisory fees (Note 3)	39,204	4,239	11,881	13,305	8,124

Service fees (Note 2)	350	41	119	109	65

Foreign capital gains tax	—	—	—	—	1,151
Total Liabilities	2,889,510	1,045,970	1,110,126	1,452,564	70,119
NET ASSETS	$90,884,441	$10,635,760	$31,861,440	$28,745,736	$17,297,759
NET ASSETS:

Paid-in capital	$100,871,230	$111,305,179	$32,727,704	$76,210,624	$28,069,794

Undistributed (Distributions in excess of) net investment income	740,847	148,298	348,338	371,692	(27,690)

Accumulated net realized loss on investments, payments by sub-advisor, foreign currency contracts and foreign currency related transactions	(11,423,797)	(99,873,732)	(145,631)	(46,471,811)	(8,939,571)

Net unrealized appreciation (depreciation) on investments, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	696,161	(943,985)	(1,068,971)	(1,364,769)	(1,804,774)
NET ASSETS	$90,884,441	$10,635,760	$31,861,440	$28,745,736	$17,297,759
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	3,400,000	700,000	1,250,000	1,600,000	400,000
Net asset value per share	$26.73	$15.19	$25.49	$17.97	$43.24

See Notes to Financial Statements.

WisdomTree Trust	127

Statements of Assets and Liabilities (continued)

WisdomTree Trust

August 31, 2018

	WisdomTree Emerging Markets Corporate Bond Fund	WisdomTree Emerging Markets Local Debt Fund	WisdomTree Floating Rate Treasury Fund	WisdomTree Interest Rate Hedged High Yield Bond Fund	WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund
ASSETS:

Investments, at cost	$43,103,451	$209,522,652	$271,526,127	$272,480,415	$52,055,395

Repurchase agreements, at cost	—	8,340,000	—	—	1,450,000

Foreign currency, at cost	—	341,882	—	—	—

Investments in securities, at value[1,2] (Note 2)	41,481,509	160,428,054	271,561,091	271,954,818	51,594,563

Repurchase agreements, at value (Note 2)	—	8,340,000	—	—	1,450,000

Cash	59,642	863,154	15,977	1,077,142	308,167

Deposits at broker for futures contracts	89,022	—	—	817,435	408,400

Foreign currency, at value	—	333,844	—	—	—

Unrealized appreciation on foreign currency contracts	—	228,064	—	—	—

Receivables:

Investment securities sold[3]	—	—	23,569,618	590,498	294,842

Capital shares sold	—	—	8,148,632	2,407,938	—

Securities lending income	493	—	—	21,038	185

Interest	572,813	3,061,804	500,297	4,556,751	308,428
Total Assets	42,203,479	173,254,920	303,795,615	281,425,620	54,364,585
LIABILITIES:

Unrealized depreciation on foreign currency contracts	—	1,083,255	—	—	—

Payables:

Cash collateral received for securities loaned (Note 2)	1,030,950	—	—	16,524,323	69,435

Investment securities purchased	—	—	31,721,107	2,347,569	1,641,236

Advisory fees (Note 3)	21,123	83,260	29,643	95,191	10,287

Service fees (Note 2)	155	666	869	973	196

Net variation margin on futures contracts	828	—	—	125,381	36,992

Foreign capital gains tax	—	4,803	—	—	—
Total Liabilities	1,053,056	1,171,984	31,751,619	19,093,437	1,758,146
NET ASSETS	$41,150,423	$172,082,936	$272,043,996	$262,332,183	$52,606,439
NET ASSETS:

Paid-in capital	$51,618,404	$242,047,479	$272,000,066	$263,227,628	$55,431,172

Undistributed (Distributions in excess of) net investment income	13,249	(340,967)	19,533	219,037	15,749

Accumulated net realized loss on investments, futures contracts, securities sold short, foreign currency contracts and foreign currency related transactions	(8,876,007)	(19,375,129)	(10,567)	(333,715)	(2,270,106)

Net unrealized appreciation (depreciation) on investments, futures contracts, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(1,605,223)	(50,248,447)	34,964	(780,767)	(570,376)
NET ASSETS	$41,150,423	$172,082,936	$272,043,996	$262,332,183	$52,606,439
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	600,000	5,300,000	10,850,000	10,900,000	1,100,000
Net asset value per share	$68.58	$32.47	$25.07	$24.07	$47.82
[1] Includes market value of securities out on loan of:	$999,965	—	—	$15,747,026	$67,483
[2] Investments in securities include investment of cash collateral for securities loaned (see Schedule of Investments for additional information).
[3] Includes market value of securities out on loan of:	—	—	—	$402,558	—

See Notes to Financial Statements.

128	WisdomTree Trust

Statements of Assets and Liabilities (continued)

WisdomTree Trust

August 31, 2018

	WisdomTree Negative Duration High Yield Bond Fund	WisdomTree Negative Duration U.S. Aggregate Bond Fund	WisdomTree Yield Enhanced U.S. Aggregate Bond Fund	WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund	WisdomTree CBOE Russell 2000 PutWrite Strategy Fund
ASSETS:

Investments, at cost	$60,434,310	$30,124,117	$431,170,561	$41,105,532	$3,995,980
Investments in securities, at value[1,2] (Note 2)	60,465,741	29,800,363	421,638,952	40,737,360	3,996,609

Cash	432,699	216,182	1,382,936	43,010	224,204

Deposits at broker for futures contracts	662,602	499,000	—	—	—

Cash collateral segregated for written options	—	—	—	—	1,075,000

Receivables:

Investment securities sold[5]	93,761	558,872	13,362,221	—	—

Securities lending income	5,800	105	1,837	—	—

Interest	992,934	179,042	3,260,893	271,117	—
Total Assets	62,653,537	31,253,564	439,646,839	41,051,487	5,295,813
LIABILITIES:

Securities sold short, at value[3]	—	394,162	4,672,305	—	—

Written options, at value[4]	—	—	—	—	14,400

Payables:

Cash collateral received for securities loaned (Note 2)	5,240,470	29,828	1,936,068	—	—

Investment securities purchased	338,233	442,566	14,326,879	1,943,595	—

Advisory fees (Note 3)	22,328	8,050	42,683	3,983	1,909

Service fees (Note 2)	204	127	1,565	146	20

Net variation margin on futures contracts	30,185	11,617	—	—	—

Interest on securities sold short	—	476	5,221	—	—
Total Liabilities	5,631,420	886,826	20,984,721	1,947,724	16,329
NET ASSETS	$57,022,117	$30,366,738	$418,662,118	$39,103,763	$5,279,484
NET ASSETS:

Paid-in capital	$58,850,387	$33,542,761	$430,528,533	$39,553,852	$5,076,901

Undistributed net investment income	38,872	31,017	43,331	17,314	15,168

Accumulated net realized gain (loss) on investments, futures contracts, written options and securities sold short	(1,723,937)	(2,780,345)	(2,354,361)	(99,231)	131,426

Net unrealized appreciation (depreciation) on investments, futures contracts, written options and securities sold short	(143,205)	(426,695)	(9,555,385)	(368,172)	55,989
NET ASSETS	$57,022,117	$30,366,738	$418,662,118	$39,103,763	$5,279,484
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	2,700,000	700,000	8,600,000	800,000	200,004
Net asset value per share	$21.12	$43.38	$48.68	$48.88	$26.40
[1] Includes market value of securities out on loan of:	$4,999,861	$28,818	$1,882,011	—	—
[2] Investments in securities include investment of cash collateral for securities loaned (see Schedule of Investments for additional information).
[3] Proceeds received on securities sold short were as follows:	—	$392,305	$4,648,529	—	—
[4] Premiums received on written options were as follows:	—	—	—	—	$69,760
[5] Includes market value of securities out on loan of:	$72,099	—	—	—	—

See Notes to Financial Statements.

WisdomTree Trust	129

Statements of Assets and Liabilities (concluded)

WisdomTree Trust

August 31, 2018

	WisdomTree CBOE S&P 500 PutWrite Strategy Fund	WisdomTree Managed Futures Strategy Fund (consolidated)
ASSETS:

Investments, at cost	$177,944,248	$139,648,561
Investments in securities, at value	177,973,138	139,669,298

Cash	20,978,381	20,764,338

Cash collateral segregated for written options	40,300,000	—

Unrealized appreciation on foreign currency contracts	—	60,682

Receivables:

Net variation margin on futures contracts	—	24,143
Total Assets	239,251,519	160,518,461
LIABILITIES:

Unrealized depreciation on foreign currency contracts	—	179,696

Written options, at value[1]	740,250	—

Payables:

Advisory fees (Note 3)	75,945	87,978

Service fees (Note 2)	880	595
Total Liabilities	817,075	268,269
NET ASSETS	$238,434,444	$160,250,192
NET ASSETS:

Paid-in capital	$226,150,256	$166,297,038

Undistributed net investment income (Accumulated net investment loss)	1,366,616	(1,870,274)

Accumulated net realized gain (loss) on investments, futures contracts, written options and foreign currency contracts	9,172,842	(6,189,144)

Net unrealized appreciation on investments, futures contracts, written options and foreign currency contracts	1,744,730	2,012,572
NET ASSETS	$238,434,444	$160,250,192
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	7,800,000	3,950,000
Net asset value per share	$30.57	$40.57
[1] Premiums received on written options were as follows:	$2,456,090	—

See Notes to Financial Statements.

130	WisdomTree Trust

Statements of Operations

WisdomTree Trust

For the Year Ended August 31, 2018

	WisdomTree Bloomberg U.S. Dollar Bullish Fund	WisdomTree Brazilian Real Strategy Fund	WisdomTree Chinese Yuan Strategy Fund	WisdomTree Emerging Currency Strategy Fund	WisdomTree Asia Local Debt Fund
INVESTMENT INCOME:

Dividends from affiliates (Note 3)	$11,840	$—	$1,771	$1,809	$—

Interest[1]	1,180,651	224,240	517,821	622,002	644,500
Total investment income	1,192,491	224,240	519,592	623,811	644,500
EXPENSES:

Advisory fees (Note 3)	448,407	75,250	169,895	250,493	108,129

Service fees (Note 2)	3,946	736	1,662	2,004	865
Total expenses	452,353	75,986	171,557	252,497	108,994
Expense waivers (Note 3)	(709)	(44)	(303)	(378)	—
Net expenses	451,644	75,942	171,254	252,119	108,994
Net investment income	740,847	148,298	348,338	371,692	535,506
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions[2]	(787)	(409)	(114)	(707)	(145,606)

Foreign currency contracts	1,093,452	(1,459,227)	1,986,057	(438,408)	(44,198)

Foreign currency related transactions	—	—	—	—	(21,454)

Payment by sub-advisor (Note 3)	6,115	—	—	—	—
Net realized gain (loss)	1,098,780	(1,459,636)	1,985,943	(439,115)	(211,258)

Net increase (decrease) in unrealized appreciation/depreciation:

Investment transactions[3]	3,454	3,502	1,124	322	(988,462)

Foreign currency contracts	611,516	(1,866,145)	(2,268,079)	(1,887,810)	(46,091)

Translation of assets and liabilities denominated in foreign currencies	—	—	(3)	—	(7,830)
Net increase (decrease) in unrealized appreciation/depreciation	614,970	(1,862,643)	(2,266,958)	(1,887,488)	(1,042,383)
Net realized and unrealized gain (loss) on investments	1,713,750	(3,322,279)	(281,015)	(2,326,603)	(1,253,641)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,454,597	$(3,173,981)	$67,323	$(1,954,911)	$(718,135)
[1] Net of foreign withholding tax of:	—	—	—	—	$39,734
[2] Net of foreign capital gains tax withheld of:	—	—	—	—	$2,876
[3] Includes net increase (decrease) in accrued foreign capital gain taxes of:	—	—	—	—	$(7,021)

See Notes to Financial Statements.

WisdomTree Trust	131

Statements of Operations (continued)

WisdomTree Trust

For the Year Ended August 31, 2018

	WisdomTree Emerging Markets Corporate Bond Fund	WisdomTree Emerging Markets Local Debt Fund	WisdomTree Floating Rate Treasury Fund	WisdomTree Interest Rate Hedged High Yield Bond Fund	WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund
INVESTMENT INCOME:

Interest[1]	$2,172,991	$13,198,299	$1,193,867	$8,344,246	$849,033

Payment-in-kind interest	—	—	—	28,900	—

Securities lending income (Note 2)	14,774	—	—	158,872	1,484
Total investment income	2,187,765	13,198,299	1,193,867	8,532,018	850,517
EXPENSES:

Advisory fees (Note 3)	287,281	1,159,544	102,250	657,841	72,567

Service fees (Note 2)	2,107	9,276	2,650	6,731	1,388
Total expenses	289,388	1,168,820	104,900	664,572	73,955
Expense waivers (Note 3)	—	—	(11,867)	—	—
Net expenses	289,388	1,168,820	93,033	664,572	73,955
Net investment income	1,898,377	12,029,479	1,100,834	7,867,446	776,562
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions[2]	1,115,723	1,122,712	(10,011)	(750,320)	9,558

In-kind redemptions	(284,538)	(5,412,746)	7,675	—	—

Futures contracts	155,027	—	—	1,720,788	847,138

Securities sold short	—	—	—	—	1,635

Foreign currency contracts	—	(590,898)	—	—	—

Foreign currency related transactions	—	(546,044)	—	—	—
Net realized gain (loss)	986,212	(5,426,976)	(2,336)	970,468	858,331
Net increase (decrease) in unrealized appreciation/depreciation:

Investment transactions[3]	(3,922,489)	(27,622,159)	33,797	(847,556)	(919,301)

Futures contracts	13,172	—	—	(216,145)	(55,621)

Securities sold short	—	—	—	—	752

Foreign currency contracts	—	(816,472)	—	—	—

Translation of assets and liabilities denominated in foreign currencies	—	(327,487)	—	—	—
Net increase (decrease) in unrealized appreciation/depreciation	(3,909,317)	(28,766,118)	33,797	(1,063,701)	(974,170)
Net realized and unrealized gain (loss) on investments	(2,923,105)	(34,193,094)	31,461	(93,233)	(115,839)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,024,728)	$(22,163,615)	$1,132,295	$7,774,213	$660,723
[1] Net of foreign withholding tax of:	$146	$385,366	—	—	—
[2] Net of foreign capital gains taxes of:	—	$95,305	—	—	—
[3] Includes net increase (decrease) in accrued foreign capital gain taxes of:	—	$(212,493)	—	—	—

See Notes to Financial Statements.

132	WisdomTree Trust

Statements of Operations (continued)

WisdomTree Trust

For the Year or Period Ended August 31, 2018

	WisdomTree Negative Duration High Yield Bond Fund	WisdomTree Negative Duration U.S. Aggregate Bond Fund	WisdomTree Yield Enhanced U.S. Aggregate Bond Fund	WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund	WisdomTree CBOE Russell 2000 PutWrite Strategy Fund[1]
INVESTMENT INCOME:

Interest	$1,476,924	$763,759	$10,447,020	$604,932	$24,162

Payment-in-kind interest	1,707	—	—	—	—

Securities lending income (Note 2)	29,563	1,265	12,082	—	—
Total investment income	1,508,194	765,024	10,459,102	604,932	24,162
EXPENSES:

Advisory fees (Note 3)	129,817	78,764	647,878	47,871	10,145

Service fees (Note 2)	1,190	1,238	14,254	1,053	91
Total expenses	131,007	80,002	662,132	48,924	10,236
Expense waivers (Note 3)	—	—	(259,151)	(19,148)	(1,242)
Net expenses	131,007	80,002	402,981	29,776	8,994
Net investment income	1,377,187	685,022	10,056,121	575,156	15,168
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions	(54,734)	(196,222)	(1,720,360)	(99,093)	5

In-kind redemptions	—	—	(44,994)	—	—

Futures contracts	515,775	629,610	—	—	—

Written options	—	—	—	—	131,421

Securities sold short	—	(39)	1,639	—	—
Net realized gain (loss)	461,041	433,349	(1,763,715)	(99,093)	131,426
Net increase (decrease) in unrealized appreciation/depreciation:

Investment transactions	(82,981)	(587,174)	(12,468,151)	(384,289)	629

Futures contracts	(113,789)	(25,720)	—	—	—

Written options	—	—	—	—	55,360

Securities sold short	—	(1,857)	(23,776)	—	—
Net increase (decrease) in unrealized appreciation/depreciation	(196,770)	(614,751)	(12,491,927)	(384,289)	55,989
Net realized and unrealized gain (loss) on investments	264,271	(181,402)	(14,255,642)	(483,382)	187,415
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,641,458	$503,620	$(4,199,521)	$91,774	$202,583
[1] For the period February 1, 2018 (commencement of operations) through August 31, 2018.

See Notes to Financial Statements.

WisdomTree Trust	133

Statements of Operations (concluded)

WisdomTree Trust

For the Year Ended August 31, 2018

	WisdomTree CBOE S&P 500 PutWrite Strategy Fund	WisdomTree Managed Futures Strategy Fund (consolidated)
INVESTMENT INCOME:

Interest	$2,676,458	$2,191,690
Total investment income	2,676,458	2,191,690
EXPENSES:

Advisory fees (Note 3)	1,031,436	1,247,811

Service fees (Note 2)	10,313	7,320
Total expenses	1,041,749	1,255,131
Expense waivers (Note 3)	(140,650)	(166,375)
Net expenses	901,099	1,088,756
Net investment income	1,775,359	1,102,934
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions	164	254

Futures contracts	—	4,871,415

Written options	13,543,020	—

Foreign currency contracts	—	(596,827)
Net realized gain	13,543,184	4,274,842
Net increase (decrease) in unrealized appreciation/depreciation:

Investment transactions	10,625	14,461

Futures contracts	—	1,352,615

Written options	(150,144)	—

Foreign currency contracts	—	163,244
Net increase (decrease) in unrealized appreciation/depreciation	(139,519)	1,530,320
Net realized and unrealized gain on investments	13,403,665	5,805,162
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$15,179,024	$6,908,096

See Notes to Financial Statements.

134	WisdomTree Trust

Statements of Changes in Net Assets

WisdomTree Trust

	WisdomTree Bloomberg U.S. Dollar Bullish Fund		WisdomTree Brazilian Real Strategy Fund		WisdomTree Chinese Yuan Strategy Fund
	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$740,847	$4,370	$148,298	$23,096	$348,338	$37,254

Net realized gain (loss) on investments, payments by sub-advisor, foreign currency contracts and foreign currency related transactions	1,098,780	(1,397,777)	(1,459,636)	2,154,437	1,985,943	(251,278)

Net increase (decrease) in unrealized appreciation/depreciation on investments, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	614,970	(1,376,123)	(1,862,643)	239,608	(2,266,958)	1,587,855
Net increase (decrease) in net assets resulting from operations	2,454,597	(2,769,530)	(3,173,981)	2,417,141	67,323	1,373,831
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	48,951,113	16,557,459	1,896,510	6,948,413	1,365,571	—

Cost of shares redeemed	(98,983,147)	(112,385,250)	(10,798,135)	(10,102,207)	(7,883,325)	(11,905,364)
Net decrease in net assets resulting from capital share transactions	(50,032,034)	(95,827,791)	(8,901,625)	(3,153,794)	(6,517,754)	(11,905,364)
Net Decrease in Net Assets	(47,577,437)	(98,597,321)	(12,075,606)	(736,653)	(6,450,431)	(10,531,533)
NET ASSETS:

Beginning of year	$138,461,878	$237,059,199	$22,711,366	$23,448,019	$38,311,871	$48,843,404

End of year	$90,884,441	$138,461,878	$10,635,760	$22,711,366	$31,861,440	$38,311,871
Undistributed net investment income included in net assets at end of year	$740,847	$—	$148,298	$—	$348,338	$—
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	5,400,000	9,000,000	1,200,000	1,400,000	1,500,000	2,000,000

Shares created	1,850,000	600,000	100,000	400,000	50,000	—

Shares redeemed	(3,850,000)	(4,200,000)	(600,000)	(600,000)	(300,000)	(500,000)
Shares outstanding, end of year	3,400,000	5,400,000	700,000	1,200,000	1,250,000	1,500,000

See Notes to Financial Statements.

WisdomTree Trust	135

Statements of Changes in Net Assets (continued)

WisdomTree Trust

	WisdomTree Emerging Currency Strategy Fund		WisdomTree Asia Local Debt Fund		WisdomTree Emerging Markets Corporate Bond Fund
	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$371,692	$6,631	$535,506	$515,741	$1,898,377	$2,157,575

Net realized gain (loss) on investments, futures contracts, foreign currency contracts and foreign currency related transactions	(439,115)	2,812,111	(211,258)	(1,519,970)	986,212	(1,008,873)

Net increase (decrease) in unrealized appreciation/depreciation on investments, futures contracts, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(1,887,488)	172,914	(1,042,383)	893,422	(3,909,317)	1,614,874
Net increase (decrease) in net assets resulting from operations	(1,954,911)	2,991,656	(718,135)	(110,807)	(1,024,728)	2,763,576
DIVIDENDS AND DISTRIBUTIONS:

Net investment income	—	—	—	(181,500)	(1,911,500)	(2,141,000)

Return of capital	—	—	(338,000)	(240,500)	—	—
Total dividends and distributions	—	—	(338,000)	(422,000)	(1,911,500)	(2,141,000)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	7,566,082	10,807,537	4,652,849	8,985,602	—	—

Cost of shares redeemed	(26,620,416)	(7,173,838)	(9,109,656)	(13,008,768)	(6,948,535)	(7,130,042)
Net increase (decrease) in net assets resulting from capital share transactions	(19,054,334)	3,633,699	(4,456,807)	(4,023,166)	(6,948,535)	(7,130,042)
Net Increase (Decrease) in Net Assets	(21,009,245)	6,625,355	(5,512,942)	(4,555,973)	(9,884,763)	(6,507,466)
NET ASSETS:

Beginning of year	$49,754,981	$43,129,626	$22,810,701	$27,366,674	$51,035,186	$57,542,652

End of year	$28,745,736	$49,754,981	$17,297,759	$22,810,701	$41,150,423	$51,035,186
Undistributed (Distributions in excess of) net investment income included in net assets at end of year	$371,692	$—	$(27,690)	$(967,353)	$13,249	$26,372
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	2,600,000	2,400,000	500,000	600,000	700,000	800,000

Shares created	400,000	600,000	100,000	200,000	—	—

Shares redeemed	(1,400,000)	(400,000)	(200,000)	(300,000)	(100,000)	(100,000)
Shares outstanding, end of year	1,600,000	2,600,000	400,000	500,000	600,000	700,000

See Notes to Financial Statements.

136	WisdomTree Trust

Statements of Changes in Net Assets (continued)

WisdomTree Trust

	WisdomTree Emerging Markets Local Debt Fund		WisdomTree Floating Rate Treasury Fund		WisdomTree Interest Rate Hedged High Yield Bond Fund
	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$12,029,479	$14,100,386	$1,100,834	$8,486	$7,867,446	$1,929,817

Net realized gain (loss) on investments, futures contracts, foreign currency contracts and foreign currency related transactions	(5,426,976)	(15,446,174)	(2,336)	2,761	970,468	134,363

Net increase (decrease) in unrealized appreciation/depreciation on investments, futures contracts, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(28,766,118)	19,920,921	33,797	(396)	(1,063,701)	103,767
Net increase (decrease) in net assets resulting from operations	(22,163,615)	18,575,133	1,132,295	10,851	7,774,213	2,167,947
DIVIDENDS AND DISTRIBUTIONS:

Net investment income	(11,366,481)	(5,743,121)	(1,081,555)	(8,594)	(7,684,572)	(1,900,500)

Capital gains	—	—	(3,093)	—	—	—

Return of capital	(317,019)	(6,030,879)	—	—	—	—
Total dividends and distributions	(11,683,500)	(11,774,000)	(1,084,648)	(8,594)	(7,684,572)	(1,900,500)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	52,407,841	40,579,290	297,065,989	—	216,846,922	52,602,758

Cost of shares redeemed	(103,328,362)	(117,563,423)	(26,323,229)	—	(9,601,849)	(11,909,712)
Net increase (decrease) in net assets resulting from capital share transactions	(50,920,521)	(76,984,133)	270,742,760	—	207,245,073	40,693,046
Net Increase (Decrease) in Net Assets	(84,767,636)	(70,183,000)	270,790,407	2,257	207,334,714	40,960,493
NET ASSETS:

Beginning of year	$256,850,572	$327,033,572	$1,253,589	$1,251,332	$54,997,469	$14,036,976

End of year	$172,082,936	$256,850,572	$272,043,996	$1,253,589	$262,332,183	$54,997,469
Undistributed (Distributions in excess of) net investment income included in net assets at end of year	$(340,967)	$(213,256)	$19,533	$237	$219,037	$36,163
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	6,600,000	8,700,000	50,000	50,000	2,300,000	600,000

Shares created	1,400,000	1,100,000	11,850,000	—	9,000,000	2,200,000

Shares redeemed	(2,700,000)	(3,200,000)	(1,050,000)	—	(400,000)	(500,000)
Shares outstanding, end of year	5,300,000	6,600,000	10,850,000	50,000	10,900,000	2,300,000

See Notes to Financial Statements.

WisdomTree Trust	137

Statements of Changes in Net Assets (continued)

WisdomTree Trust

	WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund		WisdomTree Negative Duration High Yield Bond Fund		WisdomTree Negative Duration U.S. Aggregate Bond Fund
	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$776,562	$456,480	$1,377,187	$640,038	$685,022	$300,950

Net realized gain on investments, futures contracts and securities sold short	858,331	329,914	461,041	131,245	433,349	374,183

Net decrease in unrealized appreciation/depreciation on investments, futures contracts and securities sold short	(974,170)	(361,235)	(196,770)	(25,652)	(614,751)	(311,671)
Net increase in net assets resulting from operations	660,723	425,159	1,641,458	745,631	503,620	363,462
DIVIDENDS AND DISTRIBUTIONS:

Net investment income	(800,306)	(500,608)	(1,348,556)	(632,232)	(681,500)	(325,358)

Return of capital	—	—	—	—	—	(222)
Total dividends and distributions	(800,306)	(500,608)	(1,348,556)	(632,232)	(681,500)	(325,580)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	33,613,518	4,815,282	46,674,829	8,452,788	39,460,775	8,742,477

Cost of shares redeemed	(4,812,055)	(4,800,679)	(6,264,776)	(1,959,249)	(26,068,108)	(4,307,011)
Net increase in net assets resulting from capital share transactions	28,801,463	14,603	40,410,053	6,493,539	13,392,667	4,435,466
Net Increase (Decrease) in Net Assets	28,661,880	(60,846)	40,702,955	6,606,938	13,214,787	4,473,348
NET ASSETS:

Beginning of year	$23,944,559	$24,005,405	$16,319,162	$9,712,224	$17,151,951	$12,678,603

End of year	$52,606,439	$23,944,559	$57,022,117	$16,319,162	$30,366,738	$17,151,951
Undistributed net investment income included in net assets at end of year	$15,749	$4,001	$38,872	$10,241	$31,017	$—
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	500,000	500,000	800,000	500,000	400,000	300,000

Shares created	700,000	100,000	2,200,000	400,000	900,000	200,000

Shares redeemed	(100,000)	(100,000)	(300,000)	(100,000)	(600,000)	(100,000)
Shares outstanding, end of year	1,100,000	500,000	2,700,000	800,000	700,000	400,000

See Notes to Financial Statements.

138	WisdomTree Trust

Statements of Changes in Net Assets (continued)

WisdomTree Trust

	WisdomTree Yield Enhanced U.S. Aggregate Bond Fund		WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund		WisdomTree CBOE Russell 2000 PutWrite Strategy Fund
	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2018	For the Period May 18, 2017* through August 31, 2017	For the Period February 1, 2018* through August 31, 2018
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$10,056,121	$3,412,018	$575,156	$25,587	$15,168

Net realized gain (loss) on investments, written options and securities sold short	(1,763,715)	(75,621)	(99,093)	6,373	131,426

Net increase (decrease) in unrealized appreciation/depreciation on investments, written options and securities sold short	(12,491,927)	(877,238)	(384,289)	16,117	55,989
Net increase (decrease) in net assets resulting from operations	(4,199,521)	2,459,159	91,774	48,077	202,583
DIVIDENDS AND DISTRIBUTIONS:

Net investment income	(10,385,000)	(3,533,130)	(559,567)	(24,000)	—

Capital gains	—	(502,964)	(6,373)	—	—
Total dividends and distributions	(10,385,000)	(4,036,094)	(565,940)	(24,000)	—
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	270,087,496	60,397,433	34,552,841	5,001,011	7,532,882

Cost of shares redeemed	(4,946,279)	—	(100)	—	(2,456,081)
Net increase in net assets resulting from capital share transactions	265,141,217	60,397,433	34,552,741	5,001,011	5,076,801
Net Increase in Net Assets	250,556,696	58,820,498	34,078,575	5,025,088	5,279,384
NET ASSETS:

Beginning of period	$168,105,422	$109,284,924	$5,025,188	$100	$100

End of period	$418,662,118	$168,105,422	$39,103,763	$5,025,188	$5,279,484
Undistributed net investment income included in net assets at end of period	$43,331	$56,662	$17,314	$1,587	$15,168
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of period	3,300,000	2,100,000	100,002	2	4

Shares created	5,400,000	1,200,000	700,000	100,000	300,000

Shares redeemed	(100,000)	—	(2)	—	(100,000)
Shares outstanding, end of period	8,600,000	3,300,000	800,000	100,002	200,004
*	Commencement of operations.

See Notes to Financial Statements.

WisdomTree Trust	139

Statements of Changes in Net Assets (concluded)

WisdomTree Trust

	WisdomTree CBOE S&P 500 PutWrite Strategy Fund		WisdomTree Managed Futures Strategy Fund (consolidated)
	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income (loss)	$1,775,359	$168,332	$1,102,934	$(324,616)

Net realized gain (loss) on investments, futures contracts, written options and foreign currency contracts	13,543,184	5,172,367	4,274,842	(11,765,588)

Net increase (decrease) in unrealized appreciation/depreciation on investments, futures contracts, written options and foreign currency contracts	(139,519)	1,889,073	1,530,320	1,329,156
Net increase (decrease) in net assets resulting from operations	15,179,024	7,229,772	6,908,096	(10,761,048)
DIVIDENDS AND DISTRIBUTIONS:

Net investment income	(577,075)	—	—	—

Capital gains	(9,339,270)	(620,193)	—	—
Total dividends and distributions	(9,916,345)	(620,193)	—	—
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	145,903,552	188,624,261	22,056,486	56,978,008

Cost of shares redeemed	(117,366,473)	(6,828,636)	(39,593,501)	(56,278,381)
Net increase (decrease) in net assets resulting from capital share transactions	28,537,079	181,795,625	(17,537,015)	699,627
Net Increase (Decrease) in Net Assets	33,799,758	188,405,204	(10,628,919)	(10,061,421)
NET ASSETS:

Beginning of year	$204,634,686	$16,229,482	$170,879,111	$180,940,532

End of year	$238,434,444	$204,634,686	$160,250,192	$170,879,111
Undistributed net investment income (Accumulated net investment loss) included in net assets at end of year	$1,366,616	$168,332	$(1,870,274)	$(2,767,741)
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	7,000,004	600,004	4,400,000	4,400,000

Shares created	4,950,000	6,650,000	550,000	1,400,000

Shares redeemed	(4,150,004)	(250,000)	(1,000,000)	(1,400,000)
Shares outstanding, end of year	7,800,000	7,000,004	3,950,000	4,400,000

See Notes to Financial Statements.

140	WisdomTree Trust

Financial Highlights

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Bloomberg U.S. Dollar Bullish Fund	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Period December 18, 2013* through August 31, 2014
Net asset value, beginning of period	$25.64	$26.34	$28.63	$25.11	$25.12
Investment operations:
Net investment income (loss)[1]	0.21	0.00 [2]	(0.10)	(0.13)	(0.08)
Net realized and unrealized gain (loss)	0.88[3]	(0.70)	(0.42)[3]	4.08	0.07
Total from investment operations	1.09	(0.70)	(0.52)	3.95	(0.01)
Distributions to shareholders:
Capital gains	—	—	(1.77)	(0.43)	—
Net asset value, end of period	$26.73	$25.64	$26.34	$28.63	$25.11

TOTAL RETURN[4]	4.25%[5]	(2.66)%	(2.05)%[6]	15.83%	(0.04)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$90,884	$138,462	$237,059	$340,684	$55,245
Ratios to average net assets of:
Expenses	0.50%[7]	0.50%	0.50%	0.50%	0.51%[8,9]
Net investment income (loss)	0.83%	0.00%[10]	(0.35)%	(0.48)%	(0.48)%[8]
Portfolio turnover rate[11]	0%	0%	0%	0%	0%

WisdomTree Brazilian Real Strategy Fund	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014
Net asset value, beginning of year	$18.93	$16.75	$13.33	$19.48	$16.83
Investment operations:
Net investment income (loss)[1]	0.16	0.02	(0.04)	(0.07)	(0.07)
Net realized and unrealized gain (loss)	(3.90)	2.16	3.46	(6.08)	2.72
Total from investment operations	(3.74)	2.18	3.42	(6.15)	2.65
Net asset value, end of year	$15.19	$18.93	$16.75	$13.33	$19.48

TOTAL RETURN[4]	(19.76)%	13.01%	25.66%	(31.57)%	15.75%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$10,636	$22,711	$23,448	$15,995	$31,163
Ratios to average net assets of:
Expenses	0.45%[7]	0.45%	0.45%	0.45%	0.46%[12]
Net investment income (loss)	0.89%	0.10%	(0.26)%	(0.40)%	(0.40)%
Portfolio turnover rate[11]	0%	0%	0%	0%	0%
*	Commencement of operations.

[1]	Based on average shares outstanding.

[2]	Amount represents less than $0.005.

[3]

Includes a voluntary reimbursement from the sub-advisor of less than $0.01 per share and $0.01 per share for investment losses on certain foreign exchange transactions during the fiscal years ending August 31, 2018 and 2016, respectively.

[4]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[5]

Includes a voluntary reimbursement from the sub-advisor for investment losses on certain foreign exchange transactions during the period. Excluding this voluntary reimbursement, total return would have been unchanged.

[6]

Includes a voluntary reimbursement from the sub-advisor for investment losses on certain foreign exchange transactions during the period. Excluding this voluntary reimbursement, total return would have been 0.04% lower.

[7]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[8]	Annualized.

[9]	Included in the expense ratio are proxy expenses (which are not annualized). Without these proxy expenses, the annualized expense ratio would have been 0.50%.

[10]	Amount represents less than 0.005%.

[11]	Portfolio turnover rate is not annualized. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[12]	Included in the expense ratio are proxy expenses. Without these proxy expenses, the expense ratio would have been 0.45%.

See Notes to Financial Statements.

WisdomTree Trust	141

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Chinese Yuan Strategy Fund	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014
Net asset value, beginning of year	$25.54	$24.42	$24.67	$25.35	$26.22
Investment operations:
Net investment income (loss)[1]	0.24	0.02	0.06	0.06	(0.03)
Net realized and unrealized gain (loss)	(0.29)	1.10	(0.31)	(0.64)	0.20
Total from investment operations	(0.05)	1.12	(0.25)	(0.58)	0.17
Dividends and distributions to shareholders:
Net investment income	—	—	—	—	(0.21)
Capital gains	—	—	—	(0.10)	(0.83)
Total dividends and distributions to shareholders	—	—	—	(0.10)	(1.04)
Net asset value, end of year	$25.49	$25.54	$24.42	$24.67	$25.35

TOTAL RETURN[2]	(0.20)%	4.59%	(1.01)%	(2.30)%	0.63%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$31,861	$38,312	$48,843	$88,827	$152,119
Ratios to average net assets of:
Expenses	0.45%[3]	0.45%	0.45%	0.45%	0.46%[4]
Net investment income (loss)	0.92%	0.09%	0.26%	0.24%	(0.11)%
Portfolio turnover rate[5]	0%	0%	0%	0%	0%

WisdomTree Emerging Currency Strategy Fund	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014
Net asset value, beginning of year	$19.14	$17.97	$17.01	$20.43	$19.66
Investment operations:
Net investment income (loss)[1]	0.16	0.00 [6]	(0.07)	(0.10)	(0.11)
Net realized and unrealized gain (loss)	(1.33)	1.17	1.03	(3.32)	0.88
Total from investment operations	(1.17)	1.17	0.96	(3.42)	0.77
Net asset value, end of year	$17.97	$19.14	$17.97	$17.01	$20.43

TOTAL RETURN[2]	(6.11)%	6.51%	5.64%	(16.74)%	3.92%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$28,746	$49,755	$43,130	$52,719	$102,148
Ratios to average net assets of:
Expenses	0.55%[3]	0.55%	0.55%	0.55%	0.56%[4]
Net investment income (loss)	0.82%	0.01%	(0.41)%	(0.52)%	(0.53)%
Portfolio turnover rate[5]	0%	0%	0%	0%	0%
[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[4]

Included in the expense ratio are proxy expenses. Without these proxy expenses, the expense ratio would have been 0.45% for the WisdomTree Chinese Yuan Strategy Fund and 0.55% for the WisdomTree Emerging Currency Strategy Fund.

[5]	Portfolio turnover rate is not annualized. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[6]	Amount represents less than $0.005.

See Notes to Financial Statements.

142	WisdomTree Trust

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Asia Local Debt Fund	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014
Net asset value, beginning of year	$45.62	$45.61	$42.86	$49.93	$47.41
Investment operations:
Net investment income[1]	1.23	0.96	0.99	1.29	1.15
Net realized and unrealized gain (loss)	(2.83)	(0.16)	2.74	(7.28)	2.00
Total from investment operations	(1.60)	0.80	3.73	(5.99)	3.15
Dividends and distributions to shareholders:
Net investment income	—	(0.27)	(0.36)	(1.08)	(0.47)
Return of capital	(0.78)	(0.52)	(0.62)	—	(0.16)
Total dividends and distributions to shareholders	(0.78)	(0.79)	(0.98)	(1.08)	(0.63)
Net asset value, end of year	$43.24	$45.62	$45.61	$42.86	$49.93

TOTAL RETURN[2]	(3.56)%	1.81%	8.81%	(12.15)%	6.69%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$17,298	$22,811	$27,367	$38,574	$339,553
Ratios to average net assets of:
Expenses	0.55%	0.55%	0.55%	0.55%	0.56%[3]
Net investment income	2.72%	2.15%	2.24%	2.68%	2.36%
Portfolio turnover rate[4]	43%	46%	26%	10%	62%

WisdomTree Emerging Markets Corporate Bond Fund	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014
Net asset value, beginning of year	$72.91	$71.93	$69.13	$77.82	$72.97
Investment operations:
Net investment income[1]	2.84	2.87	2.97	3.51	3.47
Net realized and unrealized gain (loss)	(4.30)	0.98	2.82	(8.61)	5.56
Total from investment operations	(1.46)	3.85	5.79	(5.10)	9.03
Dividends and distributions to shareholders:
Net investment income	(2.87)	(2.87)	(2.99)	(3.56)	(3.45)
Capital gains	—	—	—	—	(0.73)
Return of capital	—	—	—	(0.03)	—
Total dividends and distributions to shareholders	(2.87)	(2.87)	(2.99)	(3.59)	(4.18)
Net asset value, end of year	$68.58	$72.91	$71.93	$69.13	$77.82

TOTAL RETURN[2]	(2.08)%	5.51%	8.71%	(6.69)%	12.71%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$41,150	$51,035	$57,543	$82,956	$116,737
Ratios to average net assets of:
Expenses	0.60%	0.60%	0.60%	0.60%	0.61%[5]
Net investment income	3.96%	4.03%	4.35%	4.79%	4.59%
Portfolio turnover rate[4]	132%	36%	21%	25%	40%
[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period.

[3]	Included in the expense ratio are proxy expenses. Without these proxy expenses, the expense ratio would have been 0.55%.

[4]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[5]	Included in the expense ratio are proxy expenses. Without these proxy expenses, the expense ratio would have been 0.60%.

See Notes to Financial Statements.

WisdomTree Trust	143

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Emerging Markets Local Debt Fund	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014
Net asset value, beginning of year	$38.92	$37.59	$35.77	$47.13	$45.93
Investment operations:
Net investment income[1]	2.15	2.07	2.00	2.17	2.26
Net realized and unrealized gain (loss)	(6.48)	1.00	1.57	(11.46)	0.64
Total from investment operations	(4.33)	3.07	3.57	(9.29)	2.90
Dividends and distributions to shareholders:
Net investment income	(2.06)	(0.82)	(0.59)	(1.95)	(1.02)
Capital gains	—	—	—	—	(0.14)
Return of capital	(0.06)	(0.92)	(1.16)	(0.12)	(0.54)
Total dividends and distributions to shareholders	(2.12)	(1.74)	(1.75)	(2.07)	(1.70)
Net asset value, end of year	$32.47	$38.92	$37.59	$35.77	$47.13

TOTAL RETURN[2]	(11.66)%	8.46%	10.34%	(20.19)%	6.43%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$172,083	$256,851	$327,034	$479,267	$838,859
Ratios to average net assets of:
Expenses	0.55%	0.55%	0.55%	0.55%	0.56%[3]
Net investment income	5.71%	5.51%	5.59%	5.22%	4.84%
Portfolio turnover rate[4]	44%	39%	46%	22%	78%

WisdomTree Floating Rate Treasury Fund	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Period February 4, 2014* through August 31, 2014
Net asset value, beginning of period	$25.07	$25.03	$24.99	$24.99	$25.00
Investment operations:
Net investment income (loss)[1]	0.45	0.17	0.05	(0.01)	(0.01)
Net realized and unrealized gain (loss)	(0.07)	0.04	0.02	0.01	0.00 [5]
Total from investment operations	0.38	0.21	0.07	(0.00)[5]	(0.01)
Dividends and distributions to shareholders:
Net investment income	(0.35)	(0.17)	(0.03)	—	—
Capital gains	(0.03)	—	—	—	—
Total dividends and distributions to shareholders	(0.38)	(0.17)	(0.03)	—	—
Net asset value, end of period	$25.07	$25.07	$25.03	$24.99	$24.99

TOTAL RETURN[2]	1.53%	0.85%	0.28%	0.00%	(0.04)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$272,044	$1,254	$1,251	$1,250	$2,499
Ratios to average net assets of:
Expenses, net of expense waivers	0.15%	0.15%	0.15%	0.15%	0.15%[6]
Expenses, prior to expense waivers	0.17%	0.20%	0.20%	0.20%	0.20%[6]
Net investment income (loss)	1.83%	0.68%	0.20%	(0.06)%	(0.06)%[6]
Portfolio turnover rate[4]	170%	160%	157%	118%	65%
*	Commencement of operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]	Included in the expense ratio are proxy expenses. Without these proxy expenses, the expense ratio would have been 0.55%.

[4]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[5]	Amount represents less than $0.005.

[6]	Annualized.

See Notes to Financial Statements.

144	WisdomTree Trust

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Interest Rate Hedged High Yield Bond Fund	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Period December 18, 2013* through August 31, 2014
Net asset value, beginning of period	$23.91	$23.39	$23.18	$24.86	$24.99
Investment operations:
Net investment income[1]	1.23	1.24	1.10	0.90	0.58
Net realized and unrealized gain (loss)	0.10	0.53	0.20	(1.67)	(0.08)
Total from investment operations	1.33	1.77	1.30	(0.77)	0.50
Dividends to shareholders:
Net investment income	(1.17)	(1.25)	(1.09)	(0.91)	(0.63)
Net asset value, end of period	$24.07	$23.91	$23.39	$23.18	$24.86

TOTAL RETURN[2]	5.68%	7.73%	5.92%	(3.15)%	1.99%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$262,332	$54,997	$14,037	$20,859	$14,916
Ratios to average net assets of:
Expenses	0.43%	0.43%	0.43%	0.43%	0.44%[3,4]
Net investment income	5.14%	5.19%	4.90%	3.75%	3.30%[3]
Portfolio turnover rate[5]	60%	57%	44%	55%	131%

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Period December 18, 2013* through August 31, 2014
Net asset value, beginning of period	$47.89	$48.01	$48.21	$49.78	$49.98
Investment operations:
Net investment income[1]	1.18	0.95	0.77	0.68	0.54
Net realized and unrealized loss	(0.07)	(0.03)	(0.13)	(1.50)	(0.11)
Total from investment operations	1.11	0.92	0.64	(0.82)	0.43
Dividends and distributions to shareholders:
Net investment income	(1.18)	(1.04)	(0.84)	(0.75)	(0.63)
Return of capital	—	—	—	(0.00)[6]	—
Total dividends and distributions to shareholders	(1.18)	(1.04)	(0.84)	(0.75)	(0.63)
Net asset value, end of period	$47.82	$47.89	$48.01	$48.21	$49.78

TOTAL RETURN[2]	2.35%	1.93%	1.35%	(1.66)%	0.85%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$52,606	$23,945	$24,005	$28,923	$4,978
Ratios to average net assets of:
Expenses	0.23%	0.23%	0.23%	0.23%	0.24%[3,4]
Net investment income	2.46%	1.99%	1.60%	1.39%	1.52%[3]
Portfolio turnover rate[5,7]	81%	187%	226%	359%	243%
*	Commencement of operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.

[3]	Annualized.

[4]

Included in the expense ratio are proxy expenses (which are not annualized). Without these proxy expenses, the annualized expense ratio would have been 0.43% for the WisdomTree Interest Rate Hedged High Yield Bond Fund and 0.23% for the WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund.

[5]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[6]	Amount represents less than $0.005.

[7]

The portfolio turnover rates excluding TBA roll transactions for the periods ended August 31, 2018, August 31, 2017, August 31, 2016, August 31, 2015 and August 31, 2014 were 28%, 45%, 33%, 95% and 87%, respectively.

See Notes to Financial Statements.

WisdomTree Trust	145

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Negative Duration High Yield Bond Fund	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Period December 18, 2013* through August 31, 2014
Net asset value, beginning of period	$20.40	$19.42	$20.83	$22.99	$25.02
Investment operations:
Net investment income[1]	1.07	1.04	0.93	0.83	0.56
Net realized and unrealized gain (loss)	0.68	0.97	(1.41)	(2.17)	(1.96)
Total from investment operations	1.75	2.01	(0.48)	(1.34)	(1.40)
Dividends to shareholders:
Net investment income	(1.03)	(1.03)	(0.93)	(0.82)	(0.63)
Net asset value, end of period	$21.12	$20.40	$19.42	$20.83	$22.99

TOTAL RETURN[2]	8.72%	10.44%	(2.22)%	(5.91)%	(5.69)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$57,022	$16,319	$9,712	$12,499	$4,597
Ratios to average net assets of:
Expenses	0.48%	0.48%	0.48%	0.48%	0.49%[3,4]
Net investment income	5.09%	5.03%	4.78%	3.82%	3.28%[3]
Portfolio turnover rate[5]	98%	71%	43%	34%	182%

WisdomTree Negative Duration U.S. Aggregate Bond Fund	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Period December 18, 2013* through August 31, 2014
Net asset value, beginning of period	$42.88	$42.26	$44.42	$46.65	$50.05
Investment operations:
Net investment income[1]	1.06	0.83	0.70	0.62	0.51
Net realized and unrealized gain (loss)	0.47	0.67	(2.07)	(2.18)	(3.30)
Total from investment operations	1.53	1.50	(1.37)	(1.56)	(2.79)
Dividends to shareholders:
Net investment income	(1.03)	(0.88)	(0.79)	(0.67)	(0.61)
Return of capital	—	(0.00)[6]	—	—	—
Total dividends and distributions to shareholders	(1.03)	(0.88)	(0.79)	(0.67)	(0.61)
Net asset value, end of period	$43.38	$42.88	$42.26	$44.42	$46.65

TOTAL RETURN[2]	3.58%	3.55%	(3.11)%	(3.36)%	(5.61)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$30,367	$17,152	$12,679	$17,767	$4,665
Ratios to average net assets of:
Expenses	0.28%	0.28%	0.28%	0.28%	0.29%[3,4]
Net investment income	2.44%	1.91%	1.61%	1.38%	1.48%[3]
Portfolio turnover rate[5,7]	169%	209%	226%	424%	257%
*	Commencement of operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.

[3]	Annualized.

[4]

Included in the expense ratio are proxy expenses (which are not annualized). Without these proxy expenses, the annualized expense ratio would have been 0.48% for the WisdomTree Negative Duration High Yield Bond Fund and 0.28% for the WisdomTree Negative Duration U.S. Aggregate Bond Fund.

[5]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[6]	Amount represents less than $0.005.

[7]

The portfolio turnover rates excluding TBA roll transactions for the periods ended August 31, 2018, August 31, 2017, August 31, 2016, August 31, 2015 and August 31, 2014 were 117%, 94%, 56%, 163% and 96%, respectively.

See Notes to Financial Statements.

146	WisdomTree Trust

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Period July 9, 2015* through August 31, 2015
Net asset value, beginning of period	$50.94	$52.04	$49.64	$49.78
Investment operations:
Net investment income[1]	1.53	1.35	1.31	0.16
Net realized and unrealized gain (loss)	(2.26)	(0.85)	2.50	(0.18)
Total from investment operations	(0.73)	0.50	3.81	(0.02)
Dividends and distributions to shareholders:
Net investment income	(1.53)	(1.38)	(1.41)	(0.12)
Capital gains	—	(0.22)	—	—
Total dividends and distributions to shareholders	(1.53)	(1.60)	(1.41)	(0.12)
Net asset value, end of period	$48.68	$50.94	$52.04	$49.64

TOTAL RETURN[2]	(1.44)%	1.05%	7.81%	(0.04)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$418,662	$168,105	$109,285	$4,964
Ratios to average net assets of:
Expenses, net of expense waivers	0.12%	0.12%	0.12%	0.12%[3]
Expenses, prior to expense waivers	0.20%	0.20%	0.20%	0.20%[3]
Net investment income	3.10%	2.69%	2.59%	2.21%[3]
Portfolio turnover rate[4,5]	82%	134%	141%	51%

WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund	For the Year Ended August 31, 2018	For the Period May 18, 2017* through August 31, 2017
Net asset value, beginning of period	$50.25	$50.06
Investment operations:
Net investment income[1]	1.17	0.26
Net realized and unrealized gain (loss)	(1.41)	0.17
Total from investment operations	(0.24)	0.43
Dividends and distributions to shareholders:
Net investment income	(1.07)	(0.24)
Capital gains	(0.06)	—
Total dividends and distributions to shareholders	(1.13)	(0.24)
Net asset value, end of period	$48.88	$50.25

TOTAL RETURN[2]	(0.47)%	0.86%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$39,104	$5,025
Ratios to average net assets of:
Expenses, net of expense waivers	0.12%	0.12%[3]
Expenses, prior to expense waivers	0.20%	0.20%[3]
Net investment income	2.40%	1.76%[3]
Portfolio turnover rate[4,6]	177%	44%
*	Commencement of operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]	Annualized.

[4]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[5]	The portfolio turnover rate excluding TBA roll transactions for the periods ended August 31, 2018, August 31, 2017, August 31, 2016 and August 31, 2015, were 38%, 59%, 51% and 6%, respectively.

[6]	The portfolio turnover rate excluding TBA roll transactions for the periods ended August 31, 2018 and August 31, 2017 were 120%, and 22%, respectively.

See Notes to Financial Statements.

WisdomTree Trust	147

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree CBOE Russell 2000 PutWrite Strategy Fund	For the Period February 1, 2018* through August 31, 2018
Net asset value, beginning of period	$24.92
Investment operations:
Net investment income[1]	0.11
Net realized and unrealized gain	1.37
Total from investment operations	1.48
Net asset value, end of period	$26.40

TOTAL RETURN[2]	5.94%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$5,279
Ratios to average net assets of:
Expenses, net of expense waivers	0.43%[3]
Expenses, prior to expense waivers	0.49%[3]
Net investment income	0.73%[3]
Portfolio turnover rate[4]	0%

WisdomTree CBOE S&P 500 PutWrite Strategy Fund	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Period February 24, 2016* through August 31, 2016
Net asset value, beginning of period	$29.23	$27.05	$25.10
Investment operations:
Net investment income (loss)[1]	0.22	0.06	(0.02)
Net realized and unrealized gain	2.15	2.74	1.97
Total from investment operations	2.37	2.80	1.95
Dividends and distributions to shareholders:
Net investment income	(0.06)	—	—
Capital gains	(0.97)	(0.62)	—
Total dividends and distributions to shareholders	(1.03)	(0.62)	—
Net asset value, end of period	$30.57	$29.23	$27.05

TOTAL RETURN[2]	8.28%	10.52%	7.77%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$238,434	$204,635	$16,229
Ratios to average net assets of:
Expenses, net of expense waivers	0.38%	0.38%	0.38%[3]
Expenses, prior to expense waivers	0.44%	0.44%	0.44%[3]
Net investment income (loss)	0.76%	0.21%	(0.18)%[3]
Portfolio turnover rate[4]	0%	0%	0%

*	Commencement of operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]	Annualized.

[4]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

See Notes to Financial Statements.

148	WisdomTree Trust

Financial Highlights (concluded)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Managed Futures Strategy Fund (consolidated)	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014
Net asset value, beginning of year	$38.84	$41.12	$41.17	$42.15	$41.92
Investment operations:
Net investment income (loss)[1]	0.26	(0.07)	(0.33)	(0.40)	(0.39)
Net realized and unrealized gain (loss)	1.47	(2.21)	0.28	(0.58)	0.62
Total from investment operations	1.73	(2.28)	(0.05)	(0.98)	0.23
Net asset value, end of year	$40.57	$38.84	$41.12	$41.17	$42.15

TOTAL RETURN[2]	4.45%	(5.54)%[3]	(0.12)%	(2.33)%	0.55%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$160,250	$170,879	$180,941	$214,083	$177,043
Ratios to average net assets of:
Expenses, net of expense waivers	0.65%	0.65%	0.91%	0.95%	0.96%[4]
Expenses, prior to expense waivers	0.75%	0.75%	0.92%	0.95%	0.96%[4]
Net investment income (loss)	0.66%	(0.18)%	(0.80)%	(0.93)%	(0.94)%
Portfolio turnover rate[5]	0%	0%	0%	0%	0%

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]

Includes a voluntary reimbursement from the sub-advisor for investment losses on certain futures contract transactions during the period. Excluding this voluntary reimbursement, total return would have been 0.08% lower.

[4]

Included in the expense ratio are proxy expenses. Without these proxy expenses, the expense ratio (net of expense waivers) would have been 0.95% and the expense ratio (prior to expense waivers) would have been 0.95%.

[5]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

See Notes to Financial Statements.

WisdomTree Trust	149

Notes to Financial Statements

1. ORGANIZATION

WisdomTree Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust on December 15, 2005. As of August 31, 2018, the Trust consisted of 83 operational investment funds (each a “Fund”, collectively, the “Funds”). In accordance with Accounting Standards Update (“ASU”) 2013-08, Financial Services-Investment Companies, each Fund listed below qualifies as an investment company and is applying the accounting and reporting guidance for investment companies. These notes relate only to the Funds listed in the table below:

Fund	Commencement of Operations
WisdomTree Bloomberg U.S. Dollar Bullish Fund (“U.S. Dollar Bullish Fund” and also referred to herein as “Currency Strategy Funds”)	December 18, 2013
WisdomTree Brazilian Real Strategy Fund (“Brazilian Real Strategy Fund” and also referred to herein as “Currency Strategy Funds”)	May 14, 2008
WisdomTree Chinese Yuan Strategy Fund (“Chinese Yuan Strategy Fund” and also referred to herein as “Currency Strategy Funds”)	May 14, 2008
WisdomTree Emerging Currency Strategy Fund (“Emerging Currency Strategy Fund” and also referred to herein as “Currency Strategy Funds”)	May 6, 2009
WisdomTree Asia Local Debt Fund (“Asia Local Debt Fund”)	March 17, 2011
WisdomTree Emerging Markets Corporate Bond Fund (“Emerging Markets Corporate Bond Fund”)	March 8, 2012
WisdomTree Emerging Markets Local Debt Fund (“Emerging Markets Local Debt Fund”)	August 9, 2010
WisdomTree Floating Rate Treasury Fund (“Floating Rate Treasury Fund”) (formerly, WisdomTree Bloomberg Floating Rate Treasury Fund)	February 4, 2014
WisdomTree Interest Rate Hedged High Yield Bond Fund (“Interest Rate Hedged High Yield Bond Fund” and also referred to herein as “Duration Funds”)	December 18, 2013

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (“Interest Rate Hedged U.S. Aggregate Bond Fund” and also referred to herein as “Duration Funds”) (formerly, WisdomTree Barclays Interest Rate Hedged U.S. Aggregate Bond Fund)

December 18, 2013
WisdomTree Negative Duration High Yield Bond Fund (“Negative Duration High Yield Bond Fund” and also referred to herein as “Duration Funds”)	December 18, 2013

WisdomTree Negative Duration U.S. Aggregate Bond Fund (“Negative Duration U.S. Aggregate Bond Fund” and also referred to herein as “Duration Funds”) (formerly, WisdomTree Barclays Negative Duration U.S. Aggregate Bond Fund)

December 18, 2013
WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (“Yield Enhanced U.S. Aggregate Bond Fund”) (formerly, WisdomTree Barclays Yield Enhanced U.S. Aggregate Bond Fund)	July 9, 2015
WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund (“Yield Enhanced U.S. Short-Term Aggregate Bond Fund”) (formerly, WisdomTree Barclays Yield Enhanced U.S. Short-Term Aggregate Bond Fund)	May 18, 2017
WisdomTree CBOE Russell 2000 PutWrite Strategy Fund (“CBOE Russell 2000 PutWrite Strategy Fund”)	February 1, 2018
WisdomTree CBOE S&P 500 PutWrite Strategy Fund (“CBOE S&P 500 PutWrite Strategy Fund”)	February 24, 2016
WisdomTree Managed Futures Strategy Fund (“Managed Futures Strategy Fund”) (consolidated)	January 5, 2011

In the normal course of business, the Funds may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believes such exposure to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (the “Codification”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants.

The following is a summary of significant accounting policies followed by the Funds:

Basis of Consolidation — The financial statements of the Managed Futures Strategy Fund (the “Parent Fund”), include the accounts of WisdomTree Managed Futures Portfolio I, a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). For the Parent Fund, the accompanying financial statements reflect the financial position and results of operations on a consolidated basis with its Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation. The Parent Fund seeks to gain exposure to commodity markets, in whole or in part, through investments in its Subsidiary. The Parent Fund’s investment in its Subsidiary may not exceed 25% of the Parent Fund’s total assets at the end of each fiscal quarter in order to meet the requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended.

Use of Estimates — The preparation of financial statements in conformity with GAAP, requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities

150	WisdomTree Trust

Notes to Financial Statements (continued)

at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reporting period. Actual results could differ from those estimates.

Investment Valuation — The net asset value (“NAV”) of each Fund’s shares is calculated each day a Fund is open for business as of the regularly scheduled close of regular trading on the New York Stock Exchange, normally 4:00 p.m. Eastern time (the “NAV Calculation Time”). NAV per share is calculated by dividing a Fund’s net assets by the number of Fund shares outstanding. Each Fund issues and redeems shares at NAV only in large blocks of shares known as creation units, which only certain institutions (e.g. broker-dealers) may purchase or redeem. Shares of each Fund are listed on a national securities exchange and trade at market prices. Most investors will buy and sell shares in the secondary market through brokers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV or less than NAV. In calculating each Fund’s NAV, investments are valued under policies approved by the Board of Trustees of the Trust (the “Board of Trustees”). Fixed income securities (including short-term debt securities with remaining maturities of 60 days or less and to-be-announced (“TBA”) securities) generally are valued at current market quotations or mean prices obtained from broker-dealers or independent pricing service providers. Broker-dealers or independent pricing service providers, in determining the value of securities, may consider such factors as recent transactions, indications from broker-dealers yields and quoted prices on similar securities, and market sentiment for the type of security. U.S. fixed income securities may be valued as of the announced closing time for such securities on any day that the Securities Industry and Financial Markets Association announces an early closing time. Repurchase agreements are valued at par which represents their fair value. Except for U.S. Dollar Bullish Fund, foreign currency contracts are valued daily using WM/Reuters closing spot and forward rates as of 4:00 p.m. London time. U.S. Dollar Bullish Fund uses WM/Reuters closing spot and forward rates as of 4:00 p.m. Eastern time to value foreign currency contracts daily. For the Chinese Yuan Strategy Fund, Emerging Currency Strategy Fund, Asia Local Debt Fund, Emerging Markets Corporate Bond Fund and the Emerging Markets Local Debt Fund, WM/Reuters closing spot and forward rates as of 2:00 p.m. Singapore time are used to value forward foreign currency contracts in the following Asian currencies: Chinese renminbi, Chinese yuan, Hong Kong dollar, Indian rupee, Indonesian rupiah, Malaysian ringgit, Philippine peso, Singapore dollar, South Korean won, Taiwan dollar, and the Thai baht. Futures contracts generally are valued at the settlement price, the price at which a futures contract settles once a given trading day has ended, on the primary exchange on which they trade. Option contracts generally are valued at the mean of the closing bid/ask price on which they trade. Equity securities (including preferred stock) traded on any recognized U.S. or non-U.S. exchange are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Unlisted equity securities (including preferred stock) are valued at the last quoted sale price or, if no sale price is available, at the mean between the highest bid and lowest ask price. Each Fund may invest in money market funds which are valued at their NAV per share and exchange-traded funds (“ETFs” or “ETF”) or exchange-traded notes (“ETNs” or “ETN”) which are valued at their last sale or official closing price on the exchange on which they are principally traded or at their NAV per share in instances where the ETF or ETN has not traded on its principal exchange.

In certain instances, such as when reliable market valuations are not readily available or are not deemed to reflect current market values, a Fund’s investments, which include derivatives, will be fair valued in accordance with the Fund’s pricing policy. The Board of Trustees has established a pricing committee (the “Pricing Committee”) which is comprised of senior representatives of WisdomTree Asset Management, Inc. (“WTAM”) and which reports to the Board of Trustees on a quarterly basis. In the event that a financial instrument cannot be valued based upon a price from a national securities exchange, independent pricing service provider or broker-dealer quotation, or such prices are deemed to not reflect current market value, the Pricing Committee may value the financial instrument in good faith under the policies and procedures approved by the Board of Trustees based on current facts and circumstances. Securities that may be valued using “fair value” pricing may include, but are not limited to, securities for which there are no current market quotations, securities whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events.” An example of a significant event is an event occurring after the close of the market in which a security trades but before a Fund’s next NAV Calculation Time that may materially affect the value of a Fund’s investment (e.g., government action, natural disaster, or significant market fluctuation). When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Fair Value Measurement — In accordance with Codification Topic 820 (“ASC 820”), Fair Value Measurements and Disclosures, fair value is defined as the price that each Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy of inputs to be used when determining fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk — for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing

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Notes to Financial Statements (continued)

the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including each Fund’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuation are not necessarily an indication of the risk associated with investing in those investments.

Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933, as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation or market activity; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets on which the security is traded but before the time as of which a Fund’s NAV is computed and that may materially affect the value of the Fund’s investments).

The valuation techniques and significant inputs used in determining the fair market value measurements for Level 2 and Level 3 positions are as follows:

Financial instruments are generally valued by independent pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. Depending on the type of financial instrument, the independent pricing service providers’ internal pricing models may use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Financial instruments that use similar valuation techniques and observable inputs as described above and have an appropriate level of market activity are categorized as Level 2 of the fair value hierarchy, otherwise a Level 3 fair value classification is appropriate. Over-the-counter financial derivative instruments derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These instruments are normally valued on the basis of broker-dealer quotations or prices obtained from independent pricing service providers. Depending on the product and the terms of the transaction, the value of the financial derivative instruments can be estimated by an independent pricing service provider using a series of techniques including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, credit risks/spreads, interest rates, yield curves, default and exchange rates. Derivative contracts that use valuation techniques and observable inputs as described above and have an appropriate level of market activity are categorized as Level 2 of the fair value hierarchy, otherwise a Level 3 fair value classification is appropriate.

Determination of a fair value by the Pricing Committee may include significant unobservable inputs and therefore would be reflected as a Level 3 of the fair value hierarchy. The Pricing Committee may employ a market-based valuation approach which may use, among other potential considerations, related or comparable securities, recent transactions, market multiples, and other relevant information to determine fair value. The Pricing Committee may also use an income-based valuation approach in which anticipated future cash flows of the financial instrument are discounted to calculate fair value. The Pricing Committee meets at least on a monthly basis to review and discuss the appropriateness of such fair values using more current information such as, recent security news, recent market transactions, updated corporate action information and/or other macro or security specific events. Also, when observable inputs become available, the Pricing Committee conducts back testing of the methodologies used to value Level 3 financial instruments to substantiate the unobservable inputs used to value those investments. Such back testing includes comparing Level 3 investment values to observable inputs such as exchange-traded prices, transaction prices, and/or vendor prices.

The following is a summary of the fair valuations according to the inputs used as of August 31, 2018 in valuing each Fund’s assets:

U.S. Dollar Bullish Fund	Level 1	Level 2	Level 3
U.S. Government Obligations	$—	$85,617,963	$—
Exchange-Traded Fund	4,012,880	—	—
Total	$4,012,880	$85,617,963	$—
Unrealized Appreciation on Foreign Currency Contracts	—	875,837	—
Unrealized Depreciation on Foreign Currency Contracts	—	(186,630)	—
Total - Net	$4,012,880	$86,307,170	$—

152	WisdomTree Trust

Notes to Financial Statements (continued)

Brazilian Real Strategy Fund	Level 1	Level 2	Level 3
U.S. Government Obligations	$—	$7,152,671	$—
Exchange-Traded Fund	450,195	—	—
Repurchase Agreement	—	3,350,000	—
Total	$450,195	$10,502,671	$—
Unrealized Appreciation on Foreign Currency Contracts	—	96,724	—
Unrealized Depreciation on Foreign Currency Contracts	—	(1,041,690)	—
Total - Net	$450,195	$9,557,705	$—

Chinese Yuan Strategy Fund	Level 1	Level 2	Level 3
U.S. Government Obligations	$—	$21,552,021	$—
Exchange-Traded Fund	1,168,751	—	—
Repurchase Agreement	—	9,515,000	—
Total	$1,168,751	$31,067,021	$—
Unrealized Appreciation on Foreign Currency Contracts	—	27,549	—
Unrealized Depreciation on Foreign Currency Contracts	—	(1,098,126)	—
Total - Net	$1,168,751	$29,996,444	$—

Emerging Currency Strategy Fund	Level 1	Level 2	Level 3
U.S. Government Obligations	$—	$18,182,967	$—
Exchange-Traded Fund	1,193,832	—	—
Repurchase Agreement	—	9,170,000	—
Total	$1,193,832	$27,352,967	$—
Unrealized Appreciation on Foreign Currency Contracts	—	73,207	—
Unrealized Depreciation on Foreign Currency Contracts	—	(1,439,150)	—
Total - Net	$1,193,832	$25,987,024	$—

Asia Local Debt Fund	Level 1	Level 2	Level 3
Foreign Government Agencies	$—	$2,693,469	$—
Foreign Government Obligations	—	11,883,914	—
Supranational Bonds	—	707,695	—
Repurchase Agreement	—	1,500,000	—
Total	$—	$16,785,078	$—
Unrealized Appreciation on Foreign Currency Contracts	—	13,308	—
Unrealized Depreciation on Foreign Currency Contracts	—	(60,779)	—
Total - Net	$—	$16,737,607	$—

Emerging Markets Corporate Bond Fund	Level 1	Level 2	Level 3
U.S. Government Obligations	$—	$1,997,609	$—
Foreign Corporate Bonds	—	37,421,400	—
Foreign Government Agencies	—	243,750	—
Foreign Government Obligations	—	787,800	—
Investment of Cash Collateral for Securities Loaned	—	1,030,950	—
Total	$—	$41,481,509	$—
Unrealized Appreciation on Futures Contracts	18,464	—	—
Unrealized Depreciation on Futures Contracts	(1,745)	—	—
Total - Net	$16,719	$41,481,509	$—

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Notes to Financial Statements (continued)

Emerging Markets Local Debt Fund	Level 1	Level 2	Level 3
Foreign Government Agencies	$—	$849,601	$—
Foreign Government Obligations	—	151,121,428	—
Supranational Bonds	—	8,457,025	—
Repurchase Agreement	—	8,340,000	—
Total	$—	$168,768,054	$—
Unrealized Appreciation on Foreign Currency Contracts	—	228,064	—
Unrealized Depreciation on Foreign Currency Contracts	—	(1,083,255)	—
Total - Net	$—	$167,912,863	$—

Floating Rate Treasury Fund	Level 1	Level 2	Level 3
U.S. Government Obligations	$—	$271,561,091	$—
Total - Net	$—	$271,561,091	$—

Interest Rate Hedged High Yield Bond Fund	Level 1	Level 2	Level 3
Corporate Bonds	$—	$224,850,829	$—
Foreign Corporate Bonds	—	30,517,451	—
Common Stocks	—	—	62,215	*
Investment of Cash Collateral for Securities Loaned	—	16,524,323	—
Total	$—	$271,892,603	$62,215
Unrealized Depreciation on Futures Contracts	(255,170)	—	—
Total - Net	$(255,170)	$271,892,603	$62,215

Interest Rate Hedged U.S. Aggregate Bond Fund	Level 1	Level 2	Level 3
U.S. Government Agencies	$—	$14,958,333	$—
U.S. Government Obligations	—	19,462,447	—
Corporate Bonds	—	12,082,866	—
Foreign Corporate Bonds	—	1,982,194	—
Foreign Government Agencies	—	316,122	—
Foreign Government Obligations	—	560,230	—
Supranational Bonds	—	587,551	—
Commercial Mortgage-Backed Securities	—	1,043,064	—
Municipal Bonds	—	262,524	—
Asset-Backed Securities	—	269,797	—
Repurchase Agreement	—	1,450,000	—
Investment of Cash Collateral for Securities Loaned	—	69,435	—
Total	$—	$53,044,563	$—
Unrealized Depreciation on Futures Contracts	(109,544)	—	—
Total - Net	$(109,544)	$53,044,563	$—

Negative Duration High Yield Bond Fund	Level 1	Level 2	Level 3
Corporate Bonds	$—	$49,342,926	$—
Foreign Corporate Bonds	—	5,870,482	—
Common Stocks	—	—	11,863	*
Investment of Cash Collateral for Securities Loaned	—	5,240,470	—
Total	$—	$60,453,878	$11,863
Unrealized Depreciation on Futures Contracts	(174,636)	—	—
Total - Net	$(174,636)	$60,453,878	$11,863

154	WisdomTree Trust

Notes to Financial Statements (continued)

Negative Duration U.S. Aggregate Bond Fund	Level 1	Level 2	Level 3
U.S. Government Agencies	$—	$9,177,527	$—
U.S. Government Obligations	—	10,762,605	—
Corporate Bonds	—	6,426,582	—
Foreign Corporate Bonds	—	1,327,076	—
Foreign Government Agencies	—	187,392	—
Foreign Government Obligations	—	324,565	—
Supranational Bonds	—	433,575	—
Commercial Mortgage-Backed Securities	—	810,626	—
Municipal Bonds	—	113,947	—
Asset-Backed Securities	—	206,640	—
Investment of Cash Collateral for Securities Loaned	—	29,828	—
Total	$—	$29,800,363	$—
Unrealized Depreciation on Futures Contracts	(101,084)	—	—
U.S. Government Agencies Sold Short	—	(394,162)	—
Total - Net	$(101,084)	$29,406,201	$—

Yield Enhanced U.S. Aggregate Bond Fund	Level 1	Level 2	Level 3
U.S. Government Agencies	$—	$105,641,726	$—
U.S. Government Obligations	—	74,031,526	—
Corporate Bonds	—	167,122,732	—
Foreign Corporate Bonds	—	30,043,159	—
Foreign Government Agencies	—	969,687	—
Foreign Government Obligations	—	10,693,404	—
Commercial Mortgage-Backed Securities	—	29,211,212	—
Municipal Bonds	—	1,989,438	—
Investment of Cash Collateral for Securities Loaned	—	1,936,068	—
Total	$—	$421,638,952	$—
U.S. Government Agencies Sold Short	—	(4,672,305)	—
Total - Net	$—	$416,966,647	$—

Yield Enhanced U.S. Short-Term Aggregate Bond Fund	Level 1	Level 2	Level 3
U.S. Government Agencies	$—	$1,947,281	$—
U.S. Government Obligations	—	10,972,155	—
Corporate Bonds	—	20,210,977	—
Foreign Corporate Bonds	—	3,480,854	—
Foreign Government Agencies	—	25,526	—
Foreign Government Obligations	—	787,923	—
Commercial Mortgage-Backed Securities	—	3,312,644	—
Total	$—	$40,737,360	$—

CBOE Russell 2000 PutWrite Strategy Fund	Level 1	Level 2	Level 3
U.S. Government Obligations	$—	$3,996,609	$—
Total	$—	$3,996,609	$—
Written Options	(14,400)	—	—
Total - Net	$(14,400)	$3,996,609	$—

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Notes to Financial Statements (continued)

CBOE S&P 500 PutWrite Strategy Fund	Level 1	Level 2	Level 3
U.S. Government Obligations	$—	$177,973,138	$—
Total	$—	$177,973,138	$—
Written Options	(740,250)	—	—
Total - Net	$(740,250)	$177,973,138	$—

Managed Futures Strategy Fund (consolidated)	Level 1	Level 2	Level 3
U.S. Government Obligations	$—	$139,669,298	$—
Total	$—	$139,669,298	$—
Unrealized Appreciation on Foreign Currency Contracts	—	60,682	—
Unrealized Depreciation on Foreign Currency Contracts	—	(179,696)	—
Unrealized Appreciation on Futures Contracts	3,062,175	—	—
Unrealized Depreciation on Futures Contracts	(951,326)	—	—
Total - Net	$2,110,849	$139,550,284	$—
*	Securities are being fair valued using significant unobservable inputs by the Pricing Committee.

During the fiscal year or period ended August 31, 2018, there were no significant transfers into or out of Level 3 of the fair value hierarchy.

Derivatives and Hedging Disclosure — Codification Topic 815 (“ASC 815”), Derivatives and Hedging, requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The Funds have invested in derivatives, specifically foreign currency contracts, futures contracts and options contracts during the year ended August 31, 2018 and open positions in such derivatives as of August 31, 2018 are detailed in each Fund’s Schedule of Investments. All of the derivative instruments disclosed and described herein are subject to credit risk. Credit risk is where the financial condition of an issuer of a security or instrument may cause it to default or become unable to pay interest or principal due on the security or where the counterparty to a derivative contract might default on its obligations. The Funds’ derivative agreements also contain credit-risk related contingent features which include, but are not limited to, a percentage decline in the Funds’ NAV over a specified time period. If an event occurred at August 31, 2018 that triggered a contingent feature, the counterparty to the agreement may require the Funds to post additional collateral or terminate the derivative positions and demand payment. Any collateral posted with respect to the derivative positions would be used to offset or reduce the payment. The maximum exposure to derivatives agreements with credit-risk related contingent features would be the total value of derivatives in net liability positions for each Fund, as disclosed on page 163. At August 31, 2018, no event occurred that triggered a credit-risk-related contingent feature. Information with respect to the amounts and types of collateral received and/or posted for derivative instruments as of August 31, 2018, if any, is reflected as a footnote below the respective derivatives tables on each Fund’s Schedule of Investments.

As of August 31, 2018, the effects of such derivative instruments on each Fund’s financial position as reflected in the Statements of Assets and Liabilities are presented in the summary below:

Fund	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Value	Balance Sheet Location	Value
U.S. Dollar Bullish Fund
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	$875,837	Unrealized depreciation on foreign currency contracts	$186,630
Brazilian Real Strategy Fund
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	96,724	Unrealized depreciation on foreign currency contracts	1,041,690
Chinese Yuan Strategy Fund
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	27,549	Unrealized depreciation on foreign currency contracts	1,098,126
Emerging Currency Strategy Fund
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	73,207	Unrealized depreciation on foreign currency contracts	1,439,150
Asia Local Debt Fund
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	13,308	Unrealized depreciation on foreign currency contracts	60,779

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Notes to Financial Statements (continued)

Fund	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Value	Balance Sheet Location	Value
Emerging Markets Corporate Bond Fund
Interest rate contracts	Unrealized appreciation on futures contracts*	$18,464	Unrealized depreciation on futures contracts*	$1,745
Emerging Markets Local Debt Fund
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	228,064	Unrealized depreciation on foreign currency contracts	1,083,255
Interest Rate Hedged High Yield Bond Fund
Interest rate contracts	Unrealized appreciation on futures contracts*	—	Unrealized depreciation on futures contracts*	255,170
Interest Rate Hedged U.S. Aggregate Bond Fund
Interest rate contracts	Unrealized appreciation on futures contracts*	—	Unrealized depreciation on futures contracts*	109,544
Negative Duration High Yield Bond Fund
Interest rate contracts	Unrealized appreciation on futures contracts*	—	Unrealized depreciation on futures contracts*	174,636
Negative Duration U.S. Aggregate Bond Fund
Interest rate contracts	Unrealized appreciation on futures contracts*	—	Unrealized depreciation on futures contracts*	101,084
CBOE Russell 2000 PutWrite Strategy Fund
Equity contracts			Written options, at value	14,400
CBOE S&P 500 PutWrite Strategy Fund
Equity contracts			Written options, at value	740,250
Managed Futures Strategy Fund (consolidated)
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	60,682	Unrealized depreciation on foreign currency contracts	179,696
	Unrealized appreciation on futures contracts*	366	Unrealized depreciation on futures contracts*	1,896
Commodity contracts	Unrealized appreciation on futures contracts*	3,061,809	Unrealized depreciation on futures contracts*	900,327
Interest rate contracts	Unrealized appreciation on futures contracts*	—	Unrealized depreciation on futures contracts*	49,103
*

Includes cumulative appreciation (depreciation) of futures contracts as reported in each Fund’s Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities. Please see Note 2 (Futures Contracts) on pages 160-161 for additional information regarding balance sheet location of balances associated with futures contracts.

For the fiscal year or period ended August 31, 2018, the effects of derivative instruments on each Fund’s financial performance as reflected in the Statements of Operations are presented in the summary below:

Fund	Amount of Realized Gain or (Loss) on Derivatives Recognized[1]	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized[2]
U.S. Dollar Bullish Fund
Foreign exchange contracts	$1,093,452	$611,516
Brazilian Real Strategy Fund
Foreign exchange contracts	(1,459,227)	(1,866,145)
Chinese Yuan Strategy Fund
Foreign exchange contracts	1,986,057	(2,268,079)
Emerging Currency Strategy Fund
Foreign exchange contracts	(438,408)	(1,887,810)
Asia Local Debt Fund
Foreign exchange contracts	(44,198)	(46,091)
Emerging Markets Corporate Bond Fund
Interest rate contracts	155,027	13,172
Emerging Markets Local Debt Fund
Foreign exchange contracts	(590,898)	(816,472)
Interest Rate Hedged High Yield Bond Fund
Interest rate contracts	1,720,788	(216,145)

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Notes to Financial Statements (continued)

Fund	Amount of Realized Gain or (Loss) on Derivatives Recognized[1]	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized[2]
Interest Rate Hedged U.S. Aggregate Bond Fund
Interest rate contracts	$847,138	$(55,621)
Negative Duration High Yield Bond Fund
Interest rate contracts	515,775	(113,789)
Negative Duration U.S. Aggregate Bond Fund
Interest rate contracts	629,610	(25,720)
CBOE Russell 2000 PutWrite Strategy Fund
Equity contracts	131,421	55,360
CBOE S&P 500 PutWrite Strategy Fund
Equity contracts	13,543,020	(150,144)
Managed Futures Strategy Fund (consolidated)
Foreign exchange contracts	(2,169,876)	161,819
Commodity contracts	6,434,797	1,647,461
Interest rate contracts	9,667	(293,421)
[1]	Realized gains (losses) on derivatives are located on the Statements of Operations as follows:

Equity contracts	Net realized gain (loss) from written options
Foreign exchange contracts	Net realized gain (loss) from foreign currency contracts and futures contracts
Commodity contracts	Net realized gain (loss) from futures contracts
Interest rate contracts	Net realized gain (loss) from futures contracts

[2]	Change in unrealized appreciation (depreciation) is located on the Statements of Operations as follows:

Equity contracts	Net increase (decrease) in unrealized appreciation/depreciation from written options
Foreign exchange contracts	Net increase (decrease) in unrealized appreciation/depreciation from futures contracts and foreign currency contracts
Commodity contracts	Net increase (decrease) in unrealized appreciation/depreciation from futures contracts
Interest rate contracts	Net increase (decrease) in unrealized appreciation/depreciation from futures contracts

During the fiscal year or period ended August 31, 2018, the volume of derivative activity (based on the average of month-end balances) for each Fund was as follows:

	Average Notional
Fund	Foreign currency contracts (to deliver USD)	Foreign currency contracts (to receive USD)	Futures contracts (long)	Futures contracts (short)	Written options
U.S. Dollar Bullish Fund
Foreign exchange contracts	$101,253,966	$194,891,754	$—	$—	$—
Brazilian Real Strategy Fund
Foreign exchange contracts	26,824,550	9,993,816	—	—	—
Chinese Yuan Strategy Fund
Foreign exchange contracts	50,496,402	13,388,622	—	—	—
Emerging Currency Strategy Fund
Foreign exchange contracts	61,501,221	15,806,197	—	—	—
Asia Local Debt Fund
Foreign exchange contracts	2,773,889	748,014	—	—	—
Emerging Markets Corporate Bond Fund
Interest rate contracts	—	—	7,739,348	8,098,733	—
Emerging Markets Local Debt Fund
Foreign exchange contracts	10,727,118	4,718,076	—	—	—
Interest Rate Hedged High Yield Bond Fund
Interest rate contracts	—	—	—	124,362,506	—
Interest Rate Hedged U.S. Aggregate Bond Fund
Interest rate contracts	—	—	—	34,071,253	—
Negative Duration High Yield Bond Fund
Interest rate contracts	—	—	—	29,606,577	—

158	WisdomTree Trust

Notes to Financial Statements (continued)

	Average Notional
Fund	Foreign currency contracts (to deliver USD)	Foreign currency contracts (to receive USD)	Futures contracts (long)	Futures contracts (short)	Written options
Negative Duration U.S. Aggregate Bond Fund
Interest rate contracts	$—	$—	$—	$29,758,413	$—
CBOE Russell 2000 PutWrite Strategy Fund
Equity contracts	—	—	—	—	3,703,857
CBOE S&P 500 PutWrite Strategy Fund
Equity contracts	—	—	—	—	237,976,846
Managed Futures Strategy Fund (consolidated)
Commodity contracts	—	—	52,826,377	34,040,280	—
Foreign exchange contracts	12,233,953	12,773,208	20,832,081	16,764,829	—
Interest rate contracts	—	—	2,539,454	11,473,347	—

Investment Transactions and Investment Income — Investment transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Interest income (including amortization of premiums and accretion of discounts), net of any foreign taxes withheld, is accrued daily. Generally, amortization of premiums and accretion of discounts are recognized daily using the interest method (also known as scientific amortization method). Payment-in-kind (“PIK”) interest income is accrued daily and the increase in a security’s principal amount related to such PIK interest income is recorded on the coupon payment date. Dividend income is recognized on the ex-dividend date.

Foreign Currency Translation — The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates prevailing on the respective dates of such transactions that are deemed appropriate by WTAM. Realized and unrealized foreign exchange gains and losses on investments are included as a component of net realized gain (loss) from investment transactions and net increase (decrease) in unrealized appreciation (depreciation) from investment transactions, respectively, on the Statements of Operations. Realized and unrealized foreign exchange gains or losses from foreign currency contracts are included in net realized gain (loss) from foreign currency contracts and net increase (decrease) in unrealized appreciation/depreciation from foreign currency contracts, respectively, on the Statements of Operations. Realized and unrealized foreign exchange gains or losses arising from sales of foreign currencies, currency gains or losses recognized between the trade and settlement dates on investment transactions, and the difference between the amounts of dividends/interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) from foreign currency related transactions and/or increase (decrease) in unrealized appreciation (depreciation) from translation of assets and liabilities denominated in foreign currencies in the Statements of Operations. Certain foreign exchange gains and losses included in realized and unrealized gains or losses are included in, or are a reduction of, ordinary income in accordance with U.S. Federal income tax regulations.

Expenses/Reimbursements — Under the investment advisory agreement for each Fund, except for Funds that commenced operations on or after March 26, 2013, WTAM has agreed to pay all expenses of the Trust, except for: (i) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions; (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of trustees who are not interested persons of the Funds (“Independent Trustees”); (iv) compensation and expenses of counsel to the Independent Trustees; (v) compensation and expenses of the Trust’s Chief Compliance Officer (“CCO”); (vi) extraordinary expenses; (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; and (viii) the advisory fee payable to WTAM.

Under the investment advisory agreement for Funds that commenced operations on or after March 26, 2013, WTAM has agreed to pay all expenses of the Trust, except for: (i) brokerage expenses and other fees, charges, taxes, levies or expenses (such as stamp taxes) incurred in connection with the execution of portfolio transactions or in connection with creation and redemption transactions (including without limitation any fees, charges, taxes, levies or expenses related to the purchase or sale of an amount of any currency, or the partition or repatriation of any security or other asset, related to the execution of portfolio transactions or any creation or redemption transactions); (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of each Independent Trustee; (iv) compensation and expenses of counsel to the Independent Trustees; (v) compensation and expenses of the Trust’s CCO; (vi) extraordinary expenses (in each case as determined by a majority of the Independent Trustees); (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act;

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(viii) interest and taxes of any kind or nature (including, but not limited to, income, excise, transfer and withholding taxes); (ix) fees and expenses related to the provision of securities lending services; and (x) the advisory fee payable to WTAM.

Acquired fund fees and expenses (“AFFEs”) (which are fees and expenses incurred indirectly by a Fund through its investments in certain underlying investment companies) are not operating expenses of the Funds and are not paid by WTAM.

Pursuant to a separate contractual arrangement, WTAM arranges for the provision of CCO services with respect to each Fund, and is liable and responsible for, and administers, payments to the CCO, the Independent Trustees and counsel to the Independent Trustees. WTAM receives a fee, as shown on the Statements of Operations under “Service fees”, of up to 0.0044% per annum of each Fund’s average daily net assets for providing such services and paying such expenses. WTAM provides CCO services to the Trust.

Repurchase Agreements — Each Fund may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks. A repurchase agreement is a transaction in which a Fund acquires securities or other obligations as collateral from a commercial bank or securities broker-dealer and simultaneously commits to resell them to the counterparty at an agreed upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the acquired obligations. This is designed to result in a fixed rate of return for the Fund insulated from market fluctuations during the holding period. Each Fund maintains custody of the acquired collateral prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains separate accounts for both the Fund and the counterparty. Because repurchase agreements are collateralized by securities, they are subject to market and credit risk on the acquired collateral in addition to counterparty credit risk. The acquired collateral is valued on a daily basis at fair value to ensure that the value, including accrued interest, is at least equal to the repurchase price. If the acquired collateral declines in value and becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral value is at least equal to the repurchase price plus any agreed-upon additional amount. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Forward Foreign Currency Contracts — The Currency Strategy Funds, except the U.S. Dollar Bullish Fund, utilized forward foreign currency contracts (“Forward Contract”) to obtain net long exposure to foreign currencies consistent with each Currency Strategy Fund’s investment objective. The U.S. Dollar Bullish Fund utilized Forward Contracts to obtain net short exposure to foreign currencies consistent with its investment objective. The Asia Local Debt Fund and the Emerging Markets Local Debt Fund utilized Forward Contracts to obtain long and short exposures to foreign currencies consistent with each Fund’s investment objective. The Managed Futures Strategy Fund utilized Forward Contracts to obtain long and short exposures to the Japanese Yen consistent with its investment objective. A Forward Contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large, commercial banks) and their customers. A Forward Contract generally does not require an initial margin deposit and no commissions are charged at any stage for trades. However, if a Fund is in an unrealized loss position on a Forward Contract, it may be required to pledge collateral (or additional collateral) to the counterparty. If a Fund is in an unrealized gain position on a Forward Contract, it may receive collateral from the counterparty.

Risks may arise upon entering into Forward Contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar or each other.

Fluctuations in the value of open Forward Contracts are recorded for book purposes as unrealized gains or losses on Forward Contracts by the Funds and included in net increase (decrease) in unrealized appreciation (depreciation) from foreign currency contracts on the Statements of Operations. Realized gains and losses on Forward Contracts include net gains or losses recognized by the Funds on contracts which have settled are included in net realized gain (loss) from foreign currency contracts on the Statements of Operations.

Futures Contracts — The Duration Funds utilized futures contracts to obtain short exposure to U.S. Treasury bonds to hedge against a rise in interest rates. The Emerging Markets Corporate Bond Fund utilized futures contracts on U.S. Treasury bonds to manage interest rate risk. The Managed Futures Strategy Fund utilized futures contracts to obtain long and short exposures to currencies, commodities and interest rates consistent with its investment objective. When a Fund purchases a listed futures contract, it agrees to purchase a specified reference asset (e.g., commodity, currency or Treasury security) at a specified future date. When a Fund sells a listed futures contract, it agrees to sell a specified reference asset (e.g., commodity, currency or Treasury security) at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. The exchange clearing corporation is the ultimate counterparty for all exchange-listed contracts, so credit risk is limited to the creditworthiness of the exchange’s clearing corporation.

Upon entering into a futures contract, a Fund is required to deliver to a broker an amount of cash and/or government securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as

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“variation margin”, generally are made or received by the Fund each day or at other agreed-upon time periods depending on the fluctuations in the value of the underlying futures contracts, except that in the case of certain futures contracts payments may be made or received at settlement. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized gain or loss on futures. The current one-day variation margin on open futures contracts is shown on the Statements of Assets and Liabilities as either a receivable or a payable for “Net variation margin on futures contracts”. The prior variation margins on both open and closed futures contracts are shown in the Statements of Assets and Liabilities, in whole or in part, as a component of, or an offset to, “Cash” and/or “Deposits at broker for futures contracts”. When a Fund purchases or sells a futures contract, the Fund is required to “cover” its position in order to limit the risk associated with the use of leverage and other related risks. To cover its position, a Fund will segregate assets consisting of, or take other measures with respect to, cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, will “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. This will function as a practical limit on the amount of leverage which a Fund may undertake and on the potential increase in the speculative character of a Fund’s outstanding portfolio securities.

Options Contracts — The CBOE Russell 2000 PutWrite Strategy Fund and the CBOE S&P 500 PutWrite Strategy Fund (the “Funds”) utilized option contracts by writing put options on the Russell 2000 and S&P 500 Indexes, respectively, consistent with their investment objective. A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security or financial instrument. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security or financial instrument. A premium is paid to the writer of an option as consideration for undertaking the obligation in the contract. The Funds may purchase and write options on an exchange or over the counter (“OTC”). OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of nonperformance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker.

When the Funds purchase an option, an amount equal to the premium paid by the Funds is recorded as an asset, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Funds realize a loss equal to the amount of premium paid. When a security or financial instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the security or financial instrument acquired or deducted from the proceeds of the security or financial instrument sold.

When the Funds write an option, an amount equal to the premium received by the Funds is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Funds’ basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Funds from the exercise of the written put option to form the Funds’ basis in the underlying security purchased.

The purchaser or writer of an option may close the position before the exercise of the option by entering into a closing transaction. In the case of a written option, the cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Funds. With respect to a purchased option, the original premium paid is deducted from the proceeds received from a closing transaction resulting in a realized gain or loss to the Funds.

Written options may constitute a fair value guarantee on a financial asset under the provisions of FASB Codification Topic 460 — Guarantees. The Fund’s maximum payout for written put options is limited to the number of contracts written and the associated strike prices. At August 31, 2018, the CBOE Russell 2000 PutWrite Strategy Fund’s maximum payout for written put options was $5,376,000. At August 31, 2018, the CBOE S&P 500 PutWrite Strategy Fund’s maximum payout for written put options was $239,841,000. The maximum payout for written call options is potentially unlimited to the extent that the written call option is uncovered.

The Funds’ risk associated with purchasing put and call options is limited to the premiums paid. The risk in writing a covered call option is that the Funds may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing an uncovered call option is that the Funds are exposed to the risk of loss if the market price of the underlying security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that the Funds may not be able to enter into a closing transaction because of an illiquid secondary market.

Other significant risks associated with the Funds’ use of options contracts may include the following: (1) the success of a strategy may depend on the Fund adviser’s ability to predict movements in the prices of individual commodities, currencies or securities,

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fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the commodities, currencies or securities and the price of options; (3) although the Funds intend to enter into options contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in options contracts.

Securities Lending — Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Funds’ securities lending agent. It is the Funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral in the form of cash and/or high-grade debt obligations, equivalent to at least 100% of the market value of securities, is maintained at all times. The cash collateral can be invested in certain money market mutual funds which also have exposure to the fluctuations of the market. The values of the investments of cash collateral for securities on loan along with the obligations to return such collateral are included on the Statements of Assets and Liabilities. The total value of securities received as collateral for securities on loan is included in a footnote following each Schedule of Investments, but is not included within the Statements of Assets and Liabilities because the receiving Fund does not have the right to sell or repledge the securities received as collateral. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees, all of which are included in the securities lending income earned by the Funds and disclosed on the Statements of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. Dividends received while a security is out on loan are not considered Qualified Dividend Income (“QDI”) under the specific criteria issued by the Internal Revenue Service and are subject to taxation at the shareholder’s ordinary income tax rate instead of the lower long-term capital gains tax rate. Lending portfolio securities could result in a loss or delay in recovering each Fund’s securities if the borrower defaults. In the event of a borrower default with respect to the failure to return to each Fund some or all of the securities loaned, the securities lending agent shall indemnify each Fund against the failure of the borrower.

Master Netting Arrangements — ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”) is generally intended to (i) help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position, (ii) improve transparency in the reporting of how companies mitigate credit risk, and (iii) facilitate comparisons between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of international financial reporting standards. ASU 2011-11 requires entities to disclose (i) gross and net information about both instruments and transactions eligible for offset in the financial statements, and (ii) instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is limited in scope to the following financial instruments, to the extent they are offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement: (i) recognized derivative instruments accounted for under ASC 815 (Derivatives and Hedging); (ii) repurchase agreements and reverse repurchase agreements; and (iii) securities borrowing and securities lending transactions.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs over-the-counter derivatives (“OTC”), such as total return swap contracts and Forward Contracts, and typically contains, among other things, collateral posting terms, netting and rights of set-off provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and receivables to create a single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral requirements generally differ by type of derivative. Collateral terms are contract-specific for OTC derivatives (e.g. foreign exchange contracts, options and certain swaps). Generally, for transactions traded under an ISDA Master Agreement, the collateral requirements are calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its derivatives counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from a counterparty’s non-performance.

Repurchase agreements are subject to the terms and conditions of a Master Repurchase Agreement (“Master Repurchase Agreement”) between a Fund and a counterparty. In the event of a default or failure by a party to perform an obligation with respect to a repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with a repurchase transaction against obligations owed to the non-defaulting party.

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The Funds’ security lending activities are governed by a Securities Lending Authorization Agreement (“Lending Agreement”) between the Funds and the lending agent. The Lending Agreement authorizes the lending agent to lend qualifying U.S. and foreign securities held by a Fund to approved borrowers (each a “Borrower”). To mitigate borrower risk, a Fund typically receives from a Borrower collateral in the form of U.S. dollar cash and/or securities issued or guaranteed by the U.S. government or its agencies in excess of the market value of the securities loaned. Under the provisions of the Lending Agreement, a Fund shall have, as to the collateral, all of the rights and remedies of a secured party under applicable law. A Fund is exposed to risk of loss if a Borrower defaults on its obligation to return borrowed securities and the value of the collateral a Fund received is insufficient to cover the market value of the securities loaned. Also, the lending agent is permitted to invest the cash collateral it receives from a Borrower into a money market fund which is subject to market fluctuation. Therefore, a Fund is exposed to risk of loss if the value of invested cash collateral is insufficient to satisfy the Fund’s obligation to return the full amount owed to such Borrower.

The Funds’ futures contracts and option contracts are all exchange traded and are not subject to master netting arrangements. Therefore, all futures contracts and option contracts are excluded from the netting table below.

For financial reporting purposes, the Funds elect to not offset assets and liabilities subject to an ISDA Master Agreement, Master Repurchase Agreement or Lending Agreement, if any, in the Statements of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statements of Assets and Liabilities. As of August 31, 2018, the impact of netting of assets and liabilities and the offsetting of collateral pledged or received based on contractual netting/set-off provisions in the ISDA Master Agreement, Master Repurchase Agreement and the Lending Agreement are detailed in the following table:

	Assets				Liabilities
	Gross Amounts in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities		Net Amount	Gross Amounts in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities		Net Amount
Fund		Financial Instruments	Collateral Received			Financial Instruments	Collateral Posted
U.S. Dollar Bullish Fund
Foreign Currency Contracts	$875,837	$(174,272)	$—	$701,565	$186,630	$(174,272)	$—	$12,358
Brazilian Real Strategy Fund
Repurchase Agreements	3,350,000	—	(3,350,000)[1]	—	—	—	—	—
Foreign Currency Contracts	96,724	(96,724)	—	—	1,041,690	(96,724)	—	944,966
Chinese Yuan Strategy Fund
Repurchase Agreements	9,515,000	—	(9,515,000)[1]	—	—	—	—	—
Foreign Currency Contracts	27,549	(24,896)	—	2,653	1,098,126	(24,896)	(267,410)[1]	805,820
Emerging Currency Strategy Fund
Repurchase Agreements	9,170,000	—	(9,170,000)[1]	—	—	—	—	—
Foreign Currency Contracts	73,207	(73,207)	—	—	1,439,150	(73,207)	(430,000)	935,943
Asia Local Debt Fund
Repurchase Agreements	1,500,000	—	(1,500,000)[1]	—	—	—	—	—
Foreign Currency Contracts	13,308	(13,308)	—	—	60,779	(13,308)	—	47,471
Emerging Markets Corporate Bond Fund
Securities Lending	999,965	—	(999,965)[1]	—	—	—	—	—
Emerging Markets Local Debt Fund
Repurchase Agreements	8,340,000	—	(8,340,000)[1]	—	—	—	—	—
Foreign Currency Contracts	228,064	(220,232)	—	7,832	1,083,255	(220,232)	—	863,023
Interest Rate Hedged High Yield Bond Fund
Securities Lending	16,149,584	—	(16,149,584)[1]	—	—	—	—	—
Interest Rate Hedged U.S. Aggregate Bond Fund
Securities Lending	67,483	—	(67,483)[1]	—	—	—	—	—
Repurchase Agreements	1,450,000	—	(1,450,000)[1]	—	—	—	—	—
Negative Duration High Yield Bond Fund
Securities Lending	5,071,960	—	(5,071,960)[1]	—	—	—	—	—
Negative Duration U.S. Aggregate Bond Fund
Securities Lending	28,818	—	(28,818)[1]	—	—	—	—	—
Yield Enhanced U.S. Aggregate Bond Fund
Securities Lending	1,882,011	—	(1,882,011)[1]	—	—	—	—	—
Managed Futures Strategy Fund (consolidated)
Foreign Currency Contracts	60,682	(11,223)	—	49,459	179,696	(11,223)	—	168,473
[1]	The amount of collateral presented has been limited such that the net amount by counterparty cannot be less than zero.

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Short-Term Investments — Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity or for other reasons. The instruments include short-term obligations issued by the U.S. government, its agencies, non-U.S. government agencies, negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions, commercial papers, repurchase agreements and money market funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

To-be-announced Transactions — Interest Rate Hedged U.S. Aggregate Bond Fund, Negative Duration U.S. Aggregate Bond Fund, Yield Enhanced U.S. Aggregate Bond Fund and the Yield Enhanced U.S. Short-Term Aggregate Bond Fund invest in U.S. agency mortgage-backed pass-through securities which are securities issued by entities such as Government National Mortgage Association and Federal National Mortgage Association that are backed by pools of mortgages. Most transactions in mortgage-backed pass-through securities occur for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement, referred to as a “to-be-announced transaction” or “TBA Transaction.” In a TBA Transaction, the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount and price. The actual pools delivered generally are determined a few days prior to the settlement date; however, it is not anticipated that the Interest Rate Hedged U.S. Aggregate Bond Fund, Negative Duration U.S. Aggregate Bond Fund, Yield Enhanced U.S. Aggregate Bond Fund and the Yield Enhanced U.S. Short-Term Aggregate Bond Fund will take delivery of pools, but instead will participate in rolling TBA Transactions whereby instead of receiving pools on the purchase settlement date, the position is offset by a current sale of the TBA security with a simultaneous forward purchase of a substantially similar TBA security (i.e. same type, coupon, maturity) to settle on a specified future date.

Short Sale Transactions — Each Fund may enter into “short sale” transactions in which a Fund sells a security that it does not own in anticipation of a decline in the market price of that security. When a Fund enters into a short sale transaction, the Fund will borrow the security and deliver it to the counterparty to which the Fund sold the security short. An amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently marked-to-market to reflect the current market value of the securities sold short. Any interest or dividends that accrue on the securities borrowed are shown as an interest expense or dividend expense in the Statement of Operations of the Fund. A realized gain, limited to the proceeds received at which the Fund sold the security short, or a realized loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the cost to close out the short sale transaction is either less than (in the case of a gain) or greater than (in the case of a loss) the proceeds received. The risk of loss on a short sale transaction is potentially unlimited unlike the risk of loss on a long position, which is limited to the amount paid for the investment plus transaction costs. Funds entering into short sale transactions are exposed to the risk that they may be unable to close out a short sale position at any particular time or at an acceptable price.

Tax Information and Dividends and Distributions to Shareholders — It is each Fund’s policy to comply with all requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Each Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the Code. In order to qualify for the special tax treatment accorded RICs and their shareholders, each Fund must, among other things, distribute with respect to each taxable year an amount equal to or greater than the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income. There can be no guarantee that a Fund will pay dividends. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. The Funds may occasionally be required to make supplemental distributions at some other time during the year. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with the requirements of the Code and the U.S. Treasury regulations. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their Federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profit for tax purposes are reported for tax purposes as a return of capital.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

WTAM has overall responsibility for the general management and administration of the Trust. WTAM provides an investment program for each Fund. WTAM has arranged for BNY Mellon Asset Management North America Corporation (‘‘BNY Mellon AMNA’’) to provide sub-advisory services to the Funds, except for Yield Enhanced U.S. Short-Term Aggregate Bond Fund and Emerging Markets Corporate Bond Fund which are sub-advised by Voya Investment Management Co., LLC (‘‘Voya IM’’). BNY Mellon AMNA and Voya IM are compensated by WTAM at no additional cost to the Funds. WTAM also arranges for transfer agency, custody, fund accounting, fund administration, securities lending and all other non-distribution related services necessary for the

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Funds to operate, which are generally under separate agreements entered into between the Trust on behalf of the Funds and the applicable service provider. Under the investment advisory agreement for each Fund, WTAM agrees to pay all expenses of the Funds, except for certain expenses described in Note 2.

Pursuant to a separate contractual arrangement, as also described in Note 2, WTAM arranges for the provision of CCO services with respect to each Fund, and is liable and responsible for, and administers, payments to the CCO, the Independent Trustees and counsel to the Independent Trustees in exchange for a fee, accrued daily and paid monthly in arrears, of up to 0.0044% per annum of each Fund’s average daily net assets. WTAM expects to receive advisory fees from each Fund, based on a percentage of the Fund’s average daily net assets, as shown in the following table:

Fund	Advisory Fee Rate (before fee waiver)	Advisory Fee Waiver[1]	Advisory Fee Waiver Expiration Date
U.S. Dollar Bullish Fund	0.50%	—	—
Brazilian Real Strategy Fund	0.45%	—	—
Chinese Yuan Strategy Fund	0.45%	—	—
Emerging Currency Strategy Fund	0.55%	—	—
Asia Local Debt Fund	0.55%	—	—
Emerging Markets Corporate Bond Fund	0.60%	—	—
Emerging Markets Local Debt Fund	0.55%	—	—
Floating Rate Treasury Fund	0.15%[2]	— [2]	—
Interest Rate Hedged High Yield Bond Fund	0.43%	—	—
Interest Rate Hedged U.S. Aggregate Bond Fund	0.23%	—	—
Negative Duration High Yield Bond Fund	0.48%	—	—
Negative Duration U.S. Aggregate Bond Fund	0.28%	—	—
Yield Enhanced U.S. Aggregate Bond Fund	0.20%	(0.08)%	December 31, 2018
Yield Enhanced U.S. Short-Term Aggregate Bond Fund	0.20%	(0.08)%	December 31, 2018
CBOE Russell 2000 PutWrite Strategy Fund[3]	0.49%	(0.06)%	December 31, 2018
CBOE S&P 500 PutWrite Strategy Fund	0.44%	(0.06)%	December 31, 2018
Managed Futures Strategy Fund (consolidated)	0.75%	(0.10)%	December 31, 2018
[1]

WTAM has contractually agreed to waive a portion of its advisory fee by the waiver amount listed per annum based on the average daily net assets through the expiration date listed, unless earlier terminated by the Board of Trustees of the Trust for any reason. The dollar amount of contractual fee waivers are included in “Expense waivers” on the Statements of Operations.

[2]

Effective June 29, 2018. Prior to June 29, 2018, the advisory fee rate (before fee waiver) was 0.20% per annum and WTAM contractually agreed to an advisory fee waiver of 0.05% per annum so that the net advisory fee paid by the Fund to WTAM was 0.15% per annum.

[3]	For the period February 1, 2018 (commencement of operations) through August 31, 2018.

During the fiscal year ended August 31, 2018, the U.S. Dollar Bullish Fund received a voluntary reimbursement of $6,115 from BNY Mellon AMNA for investment losses on certain foreign exchange transactions. The dollar amount of the reimbursement is shown in the Statements of Operations in “Net realized gain from payment by sub-advisor”.

Each Fund may purchase shares of affiliated ETFs in secondary market transactions to reduce cash balances and/or to implement its investment strategy. For these transactions, WTAM waives its advisory fees for each Fund’s investment in affiliated funds. The dollar amount of advisory fees waived during the period for the Funds, if any, are shown in the Statements of Operations in “Expense waivers”.

Affiliated holdings are funds which are managed by, or an affiliate of, WTAM. Transactions with affiliated funds during the fiscal year ended August 31, 2018 are as follows:

Fund	Value at 8/31/2017	Purchases/ Additions	Sales/ Reductions	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 8/31/2018	Dividend Income
U.S. Dollar Bullish Fund
Floating Rate Treasury Fund	$—	$4,016,800	$—	$—	$(3,920)	$4,012,880	$11,840
Brazilian Real Strategy Fund
Floating Rate Treasury Fund	$—	$450,096	$—	$—	$99	$450,195	$—
Chinese Yuan Strategy Fund
Floating Rate Treasury Fund	$—	$1,169,777	$—	$—	$(1,026)	$1,168,751	$1,771
Emerging Currency Strategy Fund
Floating Rate Treasury Fund	$—	$1,194,879	$—	$—	$(1,047)	$1,193,832	$1,809

WisdomTree Trust	165

Notes to Financial Statements (continued)

Related Party Transactions — WTAM or its affiliates may from time to time own shares of a Fund. As of August 31, 2018, WTAM held shares of the following Funds which were purchased through an unaffiliated broker in ordinary brokerage transactions in the secondary market in which the Funds’ shares trade:

Fund	Fund Shares held by WTAM	Market Value of Fund Shares held by WTAM	Dividends paid to WTAM on Fund Shares held by WTAM[1]
Emerging Markets Local Debt Fund	118	$3,842	$244
Floating Rate Treasury Fund	667	16,728	117
Interest Rate Hedged High Yield Bond Fund	719	17,306	602
Yield Enhanced U.S. Aggregate Bond Fund	1,550	75,423	2,080
Yield Enhanced U.S. Short-Term Aggregate Bond Fund	86	4,208	21
CBOE S&P 500 PutWrite Strategy Fund	343	10,499	335
[1]	For the fiscal year ended August 31, 2018.

4. CAPITAL SHARE TRANSACTIONS

As of August 31, 2018, there were an unlimited number of $0.001 par value shares of beneficial interest authorized by the Trust. Shares are issued and redeemed by each Fund only in creation units or multiples thereof. Except when aggregated in creation units, shares of each Fund are not redeemable. Transactions in shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets. Generally, Funds issue and redeem shares on a cash basis, however, shares may also be issued or redeemed in-kind. Investors purchasing and redeeming creation units may be charged a purchase transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of creation units.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding purchases and sales resulting from in-kind capital share transactions and short-term investments) and the cost of purchases and the proceeds from sales resulting from in-kind capital share transactions (excluding short-term investments) for the fiscal year or period ended August 31, 2018 are shown in the following table. Realized gains and losses on sales resulting from in-kind capital share redemptions, as shown on the Statements of Operations, are not recognized by the Funds for tax purposes.

	Non-U.S. Government Securities		U.S. Government Securities		In-kind Capital Share Transactions
Fund	Purchases	Sales	Purchases	Sales	Purchases	Sales
U.S. Dollar Bullish Fund	$4,016,800	$—	$—	$—	$—	$—
Brazilian Real Strategy Fund	450,096	—	—	—	—	—
Chinese Yuan Strategy Fund	1,169,777	—	—	—	—	—
Emerging Currency Strategy Fund	1,194,879	—	—	—	—	—
Asia Local Debt Fund	7,558,135	10,037,963	—	—	—	—
Emerging Markets Corporate Bond Fund	57,372,648	57,619,356	5,306,858	2,897,927	—	6,828,994
Emerging Markets Local Debt Fund	86,629,214	118,037,938	—	—	18,138,938	38,933,092
Floating Rate Treasury Fund	—	—	291,117,940	112,751,389	118,187,458	26,253,964
Interest Rate Hedged High Yield Bond Fund	283,191,225	87,383,836	—	—	6,198,816	—
Interest Rate Hedged U.S. Aggregate Bond Fund	11,300,949	2,598,677	42,744,660	22,496,710	—	—
Negative Duration High Yield Bond Fund	65,611,899	26,266,954	—	—	—	—
Negative Duration U.S. Aggregate Bond Fund	13,796,731	9,398,545	44,576,285	35,534,236	—	—
Yield Enhanced U.S. Aggregate Bond Fund	65,199,767	56,671,227	311,182,045	206,832,437	154,073,460	3,282,142
Yield Enhanced U.S. Short-Term Aggregate Bond Fund	6,274,208	5,373,005	41,467,084	36,893,890	29,676,700	—
CBOE Russell 2000 PutWrite Strategy Fund[1]	—	—	—	—	—	—
CBOE S&P 500 PutWrite Strategy Fund	—	—	—	—	—	—
Managed Futures Strategy Fund (consolidated)	—	—	—	—	—	—

[1]	For the period February 1, 2018 (commencement of operations) through August 31, 2018.

166	WisdomTree Trust

Notes to Financial Statements (continued)

6. FEDERAL INCOME TAXES

At August 31, 2018, the cost of investments (including securities on loan, derivatives and securities sold short) for Federal income tax purposes was as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
U.S. Dollar Bullish Fund	$89,623,889	$10,874	$(3,920)	$6,954
Brazilian Real Strategy Fund	10,951,885	981	—	981
Chinese Yuan Strategy Fund	32,234,165	2,633	(1,026)	1,607
Emerging Currency Strategy Fund	28,545,625	42,077	(101,780)	(59,703)
Asia Local Debt Fund	18,549,386	75,068	(1,888,987)	(1,813,919)
Emerging Markets Corporate Bond Fund	43,108,483	270,674	(1,897,648)	(1,626,974)
Emerging Markets Local Debt Fund	218,321,927	236,012	(49,847,637)	(49,611,625)
Floating Rate Treasury Fund	271,532,332	28,759	—	28,759
Interest Rate Hedged High Yield Bond Fund	272,819,552	1,725,145	(2,589,879)	(864,734)
Interest Rate Hedged U.S. Aggregate Bond Fund	53,506,910	96,598	(558,945)	(462,347)
Negative Duration High Yield Bond Fund	60,488,381	341,672	(364,312)	(22,640)
Negative Duration U.S. Aggregate Bond Fund	30,135,096	44,484	(381,074)	(336,590)
Yield Enhanced U.S. Aggregate Bond Fund	431,224,708	1,021,916	(10,631,448)	(9,609,532)
Yield Enhanced U.S. Short-Term Aggregate Bond Fund	41,105,856	19,421	(387,917)	(368,496)
CBOE Russell 2000 PutWrite Strategy Fund	3,995,980	629	—	629
CBOE S&P 500 PutWrite Strategy Fund	177,944,248	28,890	—	28,890
Managed Futures Strategy Fund (consolidated)	204,279,643	17,488	(61,722,114)	(61,704,626)

At August 31, 2018, the components of accumulated earnings/(loss) on a tax-basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Capital and Other Gains/(Losses)	Net Unrealized Appreciation/ (Depreciation)	Currency and Other Unrealized Depreciation	Total Accumulated Earnings/(Losses)
U.S. Dollar Bullish Fund	$740,847	$(10,734,590)	$6,954	$—	$(9,986,789)
Brazilian Real Strategy Fund	148,298	(100,818,698)	981	—	(100,669,419)
Chinese Yuan Strategy Fund	348,338	(1,216,208)	1,607	(1)	(866,264)
Emerging Currency Strategy Fund	371,692	(47,776,877)	(59,703)	—	(47,464,888)
Asia Local Debt Fund	—	(8,950,702)	(1,813,919)	(7,414)	(10,772,035)
Emerging Markets Corporate Bond Fund	13,249	(8,854,256)	(1,626,974)	—	(10,467,981)
Emerging Markets Local Debt Fund	—	(20,054,260)	(49,611,625)	(298,658)	(69,964,543)
Floating Rate Treasury Fund	19,533	(4,362)	28,759	—	43,930
Interest Rate Hedged High Yield Bond Fund	219,037	(249,748)	(864,734)	—	(895,445)
Interest Rate Hedged U.S. Aggregate Bond Fund	15,749	(2,378,135)	(462,347)	—	(2,824,733)
Negative Duration High Yield Bond Fund	38,872	(1,844,502)	(22,640)	—	(1,828,270)
Negative Duration U.S. Aggregate Bond Fund	31,017	(2,870,450)	(336,590)	—	(3,176,023)
Yield Enhanced U.S. Aggregate Bond Fund	43,331	(2,300,214)	(9,609,532)	—	(11,866,415)
Yield Enhanced U.S. Short-Term Aggregate Bond Fund	17,314	(98,907)	(368,496)	—	(450,089)
CBOE Russell 2000 PutWrite Strategy Fund	89,885	112,069	629	—	202,583
CBOE S&P 500 PutWrite Strategy Fund	5,722,214	6,533,084	28,890	—	12,284,188
Managed Futures Strategy Fund (consolidated)	9,119,415	(6,358,791)	(61,704,626)	—	(58,944,002)

WisdomTree Trust	167

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years or periods ended August 31, 2018 and August 31, 2017, was as follows:

	Year Ended August 31, 2018			Year Ended August 31, 2017
Fund	Distributions Paid from Ordinary Income*	Distributions Paid from Long-Term Capital Gains	Distributions Paid from Return of Capital	Distributions Paid from Ordinary Income*		Distributions Paid from Long-Term Capital Gains	Distributions Paid from Return of Capital
U.S. Dollar Bullish Fund	$—	$—	$—	$—		$—	$—
Brazilian Real Strategy Fund	—	—	—	—		—	—
Chinese Yuan Strategy Fund	—	—	—	—		—	—
Emerging Currency Strategy Fund	—	—	—	—		—	—
Asia Local Debt Fund	—	—	338,000	181,500		—	240,500
Emerging Markets Corporate Bond Fund	1,911,500	—	—	2,141,000		—	—
Emerging Markets Local Debt Fund	11,366,481	—	317,019	5,743,121		—	6,030,879
Floating Rate Treasury Fund	1,084,620	28	—	8,594		—	—
Interest Rate Hedged High Yield Bond Fund	7,684,572	—	—	1,900,500		—	—
Interest Rate Hedged U.S. Aggregate Bond Fund	800,306	—	—	500,608		—	—
Negative Duration High Yield Bond Fund	1,348,556	—	—	632,232		—	—
Negative Duration U.S. Aggregate Bond Fund	681,500	—	—	325,358		—	222
Yield Enhanced U.S. Aggregate Bond Fund	10,385,000	—	—	4,030,552		5,542	—
Yield Enhanced U.S. Short-Term Aggregate Bond Fund	565,940	—	—	24,000	[1]	—	—
CBOE Russell 2000 PutWrite Strategy Fund[2]	—	—	—	—		—	—
CBOE S&P 500 PutWrite Strategy Fund	4,315,485	5,600,860	—	241,031		379,162	—
Managed Futures Strategy Fund (consolidated)	—	—	—	—		—	—
*	Includes short-term capital gains if any.
[1]	For the period May 18, 2017 (commencement of operations) through August 31, 2017.
[2]	For the period February 1, 2018 (commencement of operations) through August 31, 2018.

At August 31, 2018, for Federal tax purposes, the Funds have capital loss carryforwards available to offset future capital gains as indicated in the below table. To the extent that these loss carryforwards are utilized, capital gains so offset will not be distributed to shareholders.

Fund	Short-Term Post-Effective No Expiration	Long-Term Post-Effective No Expiration	Capital Loss Available Total
U.S. Dollar Bullish Fund	$4,231,783	$6,502,807	$10,734,590
Brazilian Real Strategy Fund	40,319,420	60,499,278	100,818,698
Chinese Yuan Strategy Fund	488,886	727,322	1,216,208
Emerging Currency Strategy Fund	30,955,291	16,821,586	47,776,877
Asia Local Debt Fund	4,949,230	4,001,472	8,950,702
Emerging Markets Corporate Bond Fund	726,525	8,106,411	8,832,936
Emerging Markets Local Debt Fund	10,709,183	9,345,077	20,054,260
Floating Rate Treasury Fund	—	—	—
Interest Rate Hedged High Yield Bond Fund	249,748	—	249,748
Interest Rate Hedged U.S. Aggregate Bond Fund	707,941	1,625,010	2,332,951
Negative Duration High Yield Bond Fund	810,536	1,033,966	1,844,502
Negative Duration U.S. Aggregate Bond Fund	1,099,250	1,750,139	2,849,389
Yield Enhanced U.S. Aggregate Bond Fund	1,967,500	332,714	2,300,214
Yield Enhanced U.S. Short-Term Aggregate Bond Fund	97,452	1,455	98,907
CBOE Russell 2000 PutWrite Strategy Fund	—	—	—
CBOE S&P 500 PutWrite Strategy Fund	—	—	—
Managed Futures Strategy Fund (consolidated)	2,550,405	3,808,386	6,358,791

Capital losses incurred after October 31 (“post-October capital losses”) and late year ordinary losses incurred after December 31 within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.

168	WisdomTree Trust

Notes to Financial Statements (continued)

During the fiscal year or period ended August 31, 2018, the following Funds incurred and will elect to defer post-October capital losses and late year ordinary losses as follows:

Fund	Short-Term Post-October Capital Losses
U.S. Dollar Bullish Fund	$—
Brazilian Real Strategy Fund	—
Chinese Yuan Strategy Fund	—
Emerging Currency Strategy Fund	—
Asia Local Debt Fund	—
Emerging Markets Corporate Bond Fund	—
Emerging Markets Local Debt Fund	—
Floating Rate Treasury Fund	4,362
Interest Rate Hedged High Yield Bond Fund	—
Interest Rate Hedged U.S. Aggregate Bond Fund	—
Negative Duration High Yield Bond Fund	—
Negative Duration U.S. Aggregate Bond Fund	—
Yield Enhanced U.S. Aggregate Bond Fund	—
Yield Enhanced U.S. Short-Term Aggregate Bond Fund	—
CBOE Russell 2000 PutWrite Strategy Fund[1]	—
CBOE S&P 500 PutWrite Strategy Fund	—
Managed Futures Strategy Fund (consolidated)	—
[1]	For the period February 1, 2018 (commencement of operations) through August 31, 2018.

During the fiscal year or period ended August 31, 2018, the amount of capital loss carryforwards used to offset realized gains and the amount of capital loss carryforwards that expired unused are shown in the following table:

Fund	Utilized Capital Loss Carryforward
U.S. Dollar Bullish Fund	$1,710,296
Brazilian Real Strategy Fund	—
Chinese Yuan Strategy Fund	—
Emerging Currency Strategy Fund	—
Asia Local Debt Fund	—
Emerging Markets Corporate Bond Fund	1,300,237
Emerging Markets Local Debt Fund	1,728
Floating Rate Treasury Fund	—
Interest Rate Hedged High Yield Bond Fund	1,092,571
Interest Rate Hedged U.S. Aggregate Bond Fund	639,229
Negative Duration High Yield Bond Fund	396,555
Negative Duration U.S. Aggregate Bond Fund	321,866
Yield Enhanced U.S. Aggregate Bond Fund	—
Yield Enhanced U.S. Short-Term Aggregate Bond Fund	—
CBOE Russell 2000 PutWrite Strategy Fund[1]	—
CBOE S&P 500 PutWrite Strategy Fund	—
Managed Futures Strategy Fund (consolidated)	—
[1]	For the period February 1, 2018 (commencement of operations) through August 31, 2018.

WisdomTree Trust	169

Notes to Financial Statements (concluded)

At August 31, 2018, the effect of permanent “book/tax” reclassifications resulted in increases (decreases) to the components of net assets as follows:

Fund	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-in Capital
U.S. Dollar Bullish Fund	$—	$—	$—
Brazilian Real Strategy Fund	—	—	—
Chinese Yuan Strategy Fund	—	—	—
Emerging Currency Strategy Fund	—	—	—
Asia Local Debt Fund	404,157	207,340	(611,497)
Emerging Markets Corporate Bond Fund	—	284,538	(284,538)
Emerging Markets Local Debt Fund	(790,709)	6,303,774	(5,513,065)
Floating Rate Treasury Fund	17	(7,671)	7,654
Interest Rate Hedged High Yield Bond Fund	—	—	—
Interest Rate Hedged U.S. Aggregate Bond Fund	35,492	(35,491)	(1)
Negative Duration High Yield Bond Fund	—	(1)	1
Negative Duration U.S. Aggregate Bond Fund	27,495	(27,495)	—
Yield Enhanced U.S. Aggregate Bond Fund	315,548	(270,555)	(44,993)
Yield Enhanced U.S. Short-Term Aggregate Bond Fund	138	(138)	—
CBOE Russell 2000 PutWrite Strategy Fund	—	—	—
CBOE S&P 500 PutWrite Strategy Fund	—	—	—
Managed Futures Strategy Fund (consolidated)	(205,467)	(6,434,203)	6,639,670

These differences are primarily due to the calculation of currency gains/losses, realized book income from wholly owned foreign subsidiaries, the realization for tax purposes of gain/(loss) on certain derivative instruments, redemptions-in-kind, foreign capital gains tax, paydowns, net operating losses, net operating loss offsets, and non-deductible excise taxes paid.

GAAP provides guidance on tax provisions that prescribe a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Foreign taxes are provided for based on each Fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. As of and during the fiscal year or period ended August 31, 2018, the Funds did not have any liabilities for unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in the future. If applicable, the Funds will recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other” expenses on the Statements of Operations. The Funds file tax returns with the Internal Revenue Service, the State of New York, and various other states. Generally, each of the tax years in the four-year period ended August 31, 2018, remains subject to examination by taxing authorities.

7. RECENT ACCOUNTING PRONOUNCEMENTS

On August 17, 2018, the SEC voted to adopt amendments to certain of its disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The SEC will also be referring certain SEC disclosure requirements that overlap with, but require information incremental to, U.S. GAAP to the FASB for potential incorporation into U.S. GAAP. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. The amendments become effective 30 days after their publication in the Federal Register - which, as of the date of this Annual Report, have not yet been published. WTAM is currently evaluating the impact that these amendments will have on the Trust’s financial statements and related disclosures.

On August 28, 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 includes removals, additions and modifications to the disclosure requirements for fair value measurements that are intended to improve the effectiveness of disclosures in the notes to financial statements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt any removed or modified disclosures upon issuance of this ASU and delay adoption of the additional disclosures until their effective date. WTAM has evaluated ASU 2018-13 and determined that there is no significant impact on the Trust’s financial statements. WTAM has early adopted the following ASU 2018-13 guidance in the Trust financial statements pertaining to the removal of (i) the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and (ii) the policy for timing of transfers between levels.

170	WisdomTree Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of WisdomTree Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of WisdomTree Trust (the “Trust”) (comprising WisdomTree Bloomberg U.S. Dollar Bullish Fund, WisdomTree Brazilian Real Strategy Fund, WisdomTree Chinese Yuan Strategy Fund, WisdomTree Emerging Currency Strategy Fund, WisdomTree Asia Local Debt Fund, WisdomTree Emerging Markets Corporate Bond Fund, WisdomTree Emerging Markets Local Debt Fund, WisdomTree Floating Rate Treasury Fund (formerly, WisdomTree Bloomberg Floating Rate Treasury Fund), WisdomTree Interest Rate Hedged High Yield Bond Fund, WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (formerly, WisdomTree Barclays Interest Rate Hedged U.S. Aggregate Bond Fund), WisdomTree Negative Duration High Yield Bond Fund, WisdomTree Negative Duration U.S. Aggregate Bond Fund (formerly, WisdomTree Barclays Negative Duration U.S. Aggregate Bond Fund), WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (formerly, WisdomTree Barclays Yield Enhanced U.S. Aggregate Bond Fund), WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund (formerly, WisdomTree Barclays Yield Enhanced U.S. Short-Term Aggregate Bond Fund), WisdomTree CBOE Russell 2000 PutWrite Strategy Fund, WisdomTree CBOE S&P 500 PutWrite Strategy Fund, and WisdomTree Managed Futures Strategy Fund (consolidated) (collectively referred to as the “Funds”)) including the schedules of investments, as of August 31, 2018, and the related statements of operations, and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising WisdomTree Trust at August 31, 2018, the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Funds comprising the WisdomTree Trust	Statement of operations	Statements of changes in net assets	Financial highlights

WisdomTree Bloomberg U.S. Dollar Bullish Fund

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund

WisdomTree Negative Duration U.S. Aggregate Bond Fund

WisdomTree Interest Rate Hedged High Yield Bond Fund

WisdomTree Negative Duration High Yield Bond Fund

	For the year ended August 31, 2018	For each of the two years in the period ended August 31, 2018	For each of the four years in the period ended August 31, 2018 and the period from December 18, 2013 (commencement of operations) through August 31, 2014
WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund	For the year ended August 31, 2018	For the year ended August 31, 2018 and the period from May 18, 2017 (commencement of operations) through August 31, 2017

WisdomTree Brazilian Real Strategy Fund

WisdomTree Chinese Yuan Strategy Fund

WisdomTree Emerging Currency Strategy Fund

WisdomTree Asia Local Debt Fund

WisdomTree Emerging Markets Corporate Bond Fund

WisdomTree Emerging Markets Local Debt Fund

WisdomTree Managed Futures Strategy Fund (consolidated)

	For the year ended August 31, 2018	For each of the two years in the period ended August 31, 2018	For each of the five years in the period ended August 31, 2018
WisdomTree Yield Enhanced U.S. Aggregate Bond Fund	For the year ended August 31, 2018	For each of the two years in the period ended August 31, 2018	For each of the three years in the period ended August 31, 2018 and the period from July 9, 2015 (commencement of operations) through August 31, 2015
WisdomTree Floating Rate Treasury Fund	For the year ended August 31, 2018	For each of the two years in the period ended August 31, 2018	For each of the four years in the period ended August 31, 2018 and the period from February 4, 2014 (commencement of operations) through August 31, 2014
WisdomTree CBOE S&P 500 PutWrite Strategy Fund	For the year ended August 31, 2018	For each of the two years in the period ended August 31, 2018	For each of the two years in the period ended August 31, 2018 and the period from February 24, 2016 (commencement of operations) through August 31, 2016
WisdomTree CBOE Russell 2000 PutWrite Strategy Fund	For the period from February 1, 2018 (commencement of operations) through August 31, 2018

WisdomTree Trust	171

Report of Independent Registered Public Accounting Firm (concluded)

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more WisdomTree investment companies since 2006.

New York, NY

October 25, 2018

172	WisdomTree Trust

Trustees and Officers Information (unaudited)

The Board of Trustees is responsible for overseeing the management and affairs of the Funds and the Trust. The Board of Trustees elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. Each Trustee serves until his or her successor is duly elected or appointed and qualified.

The address of each Trustee and Officer is c/o WisdomTree Asset Management, Inc., 245 Park Avenue, 35th Floor, New York, NY 10167.

Independent Trustees

Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer*	Other Directorships Held by Trustee During the Past 5 Years
David G. Chrencik^ (1948)	Trustee, 2014- present	Chief Financial Officer of Sarus Indochina Select LP (hedge fund) since 2012; Chief Financial Officer of GeoGreen BioFuels, Inc. (biodiesel fuel producer) from 2010 to 2014; Audit Partner at PricewaterhouseCoopers LLP (public accounting firm) from 1972 to 2009 (includes positions prior to becoming Audit Partner and predecessor firms).	83	Trustee, Vericimetry Funds (2011 to 2014); Director, Bennett Group of Funds (2011 to 2013); Trustee, del Rey Global Investors Funds (2011 to 2012).

Joel Goldberg# (1945)	Trustee, 2012- present	Attorney, Of Counsel at Stroock & Stroock & Lavan LLP (“Stroock”) since 2015; Attorney, Partner at Stroock from 2010 to 2013; Attorney, Partner at Willkie Farr & Gallagher LLP from 2006 to 2010.	83	Director, Better Business Bureau (Metropolitan New York, Long Island and the Mid-Hudson Region).

Toni Massaro† (1955)	Trustee, 2006- present	Dean Emerita at the University of Arizona James E. Rogers College of Law (“Rogers College of Law”) since 2009 (distinguished Emerita in July 2009); Dean at the Rogers College of Law from 1999 to 2009; Regents’ Professor since 2006; Milton O. Riepe Chair in Constitutional Law since 1997; Professor at the Rogers College of Law since 1990.	83	None

Melinda A. Raso Kirstein‡ (1955)	Trustee, 2014- present	Retired since 2004, Merrill Lynch Investment Management, Vice President; Senior Portfolio Manager, Fixed Income Management; Director, Tax Exempt Fund Management.	83	Associate Alumnae of Douglass College, Member of Investment Committee.

Victor Ugolyn (1947)	Trustee, 2006- present; Chairman of the Board of Trustees, 2006-present	Private Investor, 2005 to present; President and Chief Executive Officer of William D. Witter, Inc. from 2005 to 2006; Consultant to AXA Enterprise in 2004; Chairman, President and Chief Executive Officer of Enterprise Capital Management (subsidiary of The MONY Group, Inc.) and Enterprise Group of Funds, Chairman of MONY Securities Corporation, and Chairman of the Fund Board of Enterprise Group of Funds from 1991 to 2004.	83	Member of the Board of Governors of Naismith Memorial Basketball Hall of Fame (2001-2016).

*	As of August 31, 2018.

^	Chair of the Audit Committee.

#	Chair of the Contracts Review Committee.

†	Chair of the Governance, Nominating and Compliance Committee.

‡	Chair of the Investment Committee.

WisdomTree Trust	173

Trustees and Officers Information (unaudited) (concluded)

Interested Trustee and Officers

Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer*	Other Directorships Held by Trustee During the Past 5 Years
Jonathan Steinberg** (1964)	Trustee, 2005- present President, 2005-present	President, WisdomTree Investments, Inc. and WisdomTree Asset Management, Inc. since 2012; Chief Executive Officer, WisdomTree Investments, Inc. and WisdomTree Asset Management, Inc. since 2005.	83	Director, WisdomTree Investments, Inc. and WisdomTree Asset Management, Inc.

David Castano** (1971)	Treasurer, 2013- present	Director of Fund Accounting & Administration, WisdomTree Asset Management, Inc., since 2011.	83	None

Terry Jane Feld** (1960)	Chief Compliance Officer, 2012- present	Chief Compliance Officer, WisdomTree Asset Management, Inc. since 2012; Senior Compliance Officer, WisdomTree Asset Management since 2011.	83	None

Ryan Louvar** (1972)	Secretary and Chief Legal Officer, 2013- present	General Counsel, WisdomTree Asset Management, Inc. since 2013; Vice President and Senior Managing Counsel, State Street, 2005 to 2013.	83	None

Joanne Antico** (1975)	Assistant Secretary, 2018- present	Senior Investment Management Counsel, WisdomTree Asset Management, Inc. since 2016; Executive Director and Assistant Secretary, Morgan Stanley Investment Management Inc., 2005 to 2016.	83	None

Clint Martin** (1977)	Assistant Treasurer, 2015-present	Fund Manager, Fund Accounting & Administration, WisdomTree Asset Management, Inc., since 2012; Vice President of Legg Mason & Co. and served as Assistant Treasurer from 2010 to 2012 and Assistant Controller from 2006 to 2010 of certain mutual funds associated with Legg Mason & Co.	83	None

*	As of August 31, 2018.

**	Elected by and serves at the pleasure of the Board.

174	WisdomTree Trust

Supplemental Information (unaudited)

Federal Income Tax Information

The following Federal tax information related to the Funds’ fiscal year or period ended August 31, 2018, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2019.

The Funds designate the following amount of ordinary income distributions paid during the fiscal year or period ended August 31, 2018 from qualified short-term gains and qualified interest income:

Fund	Qualified Short- Term Gains	Qualified Interest Income
U.S. Dollar Bullish Fund	0.00%	0.00%
Brazilian Real Strategy Fund	0.00%	0.00%
Chinese Yuan Strategy Fund	0.00%	0.00%
Emerging Currency Strategy Fund	0.00%	0.00%
Asia Local Debt Fund	0.00%	1.67%
Emerging Markets Corporate Bond Fund	0.00%	3.95%
Emerging Markets Local Debt Fund	0.00%	0.50%
Floating Rate Treasury Fund	0.00%	100.00%
Interest Rate Hedged High Yield Bond Fund	0.00%	80.98%
Interest Rate Hedged U.S. Aggregate Bond Fund	0.00%	92.67%
Negative Duration High Yield Bond Fund	0.00%	83.69%
Negative Duration U.S. Aggregate Bond Fund	0.00%	92.02%
Yield Enhanced U.S. Aggregate Bond Fund	0.00%	92.10%
Yield Enhanced U.S. Short-Term Aggregate Bond Fund	0.00%	89.17%
CBOE Russell 2000 PutWrite Strategy Fund[1]	0.00%	0.00%
CBOE S&P 500 PutWrite Strategy Fund	100.00%	100.00%
Managed Futures Strategy Fund (consolidated)	0.00%	0.00%
[1]	For the period February 1, 2018 (commencement of operations) through August 31, 2018.

The Funds intend to elect to pass through to shareholders the credit for taxes paid to foreign countries during the fiscal year or period ended August 31, 2018. The gross foreign source income and foreign taxes paid are as follows:

Fund	Gross Foreign Income	Foreign Taxes Paid
U.S. Dollar Bullish Fund	$—	$—
Brazilian Real Strategy Fund	—	—
Chinese Yuan Strategy Fund	—	—
Emerging Currency Strategy Fund	—	—
Asia Local Debt Fund	676,696	42,610
Emerging Markets Corporate Bond Fund	—	—
Emerging Markets Local Debt Fund	13,301,723	480,671
Floating Rate Treasury Fund	—	—
Interest Rate Hedged High Yield Bond Fund	—	—
Interest Rate Hedged U.S. Aggregate Bond Fund	—	—
Negative Duration High Yield Bond Fund	—	—
Negative Duration U.S. Aggregate Bond Fund	—	—
Yield Enhanced U.S. Aggregate Bond Fund	—	—
Yield Enhanced U.S. Short-Term Aggregate Bond Fund	—	—
CBOE Russell 2000 PutWrite Strategy Fund[1]	—	—
CBOE S&P 500 PutWrite Strategy Fund	—	—
Managed Futures Strategy Fund (consolidated)	—	—
[1]	For the period February 1, 2018 (commencement of operations) through August 31, 2018.

WisdomTree Trust	175

General Information (unaudited)

Proxy Voting Policies, Procedures and Record

A complete copy of the Proxy Voting Policy may be obtained upon request, at no charge, by calling 1-866-909-WISE (9473) or writing to: WisdomTree Trust, c/o Foreside Fund Services, LLC, Three Canal Plaza Suite 100, Portland, ME, 04101.

The Trust is required to disclose annually the Funds’ complete proxy voting record on Form N-PX covering the most recent 12-month period ended June 30 and to file Form N-PX with the SEC no later than August 31 of each year. The current Form N-PX for the Funds is available at no charge upon request by calling 1-866-909-WISE (9473) or through the Trust’s website at www.wisdomtree.com. The Funds’ Form N-PX is also available on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Copies of the filings are available, without charge, on the SEC’s website at www.sec.gov and are also available by calling the Trust at 1-866-909-WISE (9473). You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

Information about each Fund’s portfolio holdings is available daily, without charge, at www.wisdomtree.com.

The Statement of Additional Information (“SAI”) has additional information about the Funds’ Trustees and Officers and is available without charge upon request. Contact your financial representative for a free prospectus or SAI.

Frequency Distribution of Discounts & Premiums

Information about differences between the per share net asset value of each Fund and the market trading price of shares of each Fund are available, without charge, at www.wisdomtree.com.

176	WisdomTree Trust

The WisdomTree Funds are exchange traded funds (“ETFs”) registered with the United States Securities and Exchange Commission as separate series (“Funds”) of WisdomTree Trust (“Trust”). WisdomTree Asset Management, Inc., a wholly owned subsidiary of WisdomTree Investments, Inc., serves as the investment adviser to the Trust. None of the WisdomTree entities are affiliated with Foreside Fund Services, LLC, the Funds’ distributor. WisdomTree Investments, its affiliates and their independent providers are not liable for any informational errors, incompleteness, delays, or for any actions taken in reliance on information contained herein.

Investors should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. A prospectus, containing this and other information, is available at www.wisdomtree.com, or by calling 1-866-909-WISE (9473). Investors should read the prospectus carefully before investing. There are risks associated with investing, including possible loss of principal. Past performance does not guarantee future results. Indexes are unmanaged and you cannot invest directly in an index.

There are risks associated with investing including possible loss of principal. Foreign investing involves special risks, such as risk of loss from currency fluctuation or political or economic uncertainty. Investments in real estate involve additional special risks, such as credit risk, interest rate fluctuations and the effect of varied economic conditions. Funds that focus their investments in one country or region may be significantly impacted by events and developments associated with the region which can adversely affect performance. Funds focusing on a single sector and/or smaller companies generally experience greater price volatility. Investments in emerging, offshore or frontier markets are generally less liquid and less efficient than investments in developed markets and are subject to additional risks, such as risks of adverse governmental regulation and intervention or political developments. Investments in currency involve additional special risks, such as credit risk and interest rate fluctuations. Derivative investments can be volatile and these investments may be less liquid than other securities, and more sensitive to the effect of varied economic conditions. As these Funds can have a high concentration in some issuers the Funds can be adversely impacted by changes affecting such issuers.

Fixed income investments are subject to interest rate risk; their value will normally decline as interest rates rise. In addition, when interest rates fall, income may decline. Fixed income investments are also subject to credit risk, the risk that the issuer of a bond will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. High-yield or “junk” bonds have lower credit ratings and involve a greater risk to principal. One of the risks associated with the Managed Futures Strategy Fund (WTMF) is the complexity of the different factors which contribute to the Fund’s performance, as well as their correlation (or non-correlation) to other asset classes. These factors include use of long and short positions in commodity futures contracts, currency forward contracts, swaps and other derivatives. An investment in WTMF is speculative and involves a substantial degree of risk. WTMF should not be used as a proxy for taking long only (or short only) positions in commodities or currencies. In markets without sustained price trends or markets that quickly reverse or “whipsaw” WTMF may suffer significant losses. Unlike typical exchange-traded funds, there are no indexes that the actively managed Currency Strategy Funds, actively managed Fixed Income Funds or WTMF attempt to track or replicate. Thus, the ability of these Funds to achieve their objectives will depend on the effectiveness of the portfolio manager. Due to the investment strategy of certain Funds they may make higher capital gain distributions than other ETFs. Please read the Fund’s prospectus for specific details regarding the Fund’s risk profile.

Transactions in Fund shares will result in brokerage commissions and will generate tax consequences. Shares may be sold through brokerage accounts, but may be redeemed from the Funds by Authorized Participants in large creation unit sizes of shares.

WisdomTree Trust

245 Park Avenue, 35th Floor

New York, NY 10167

WisdomTree Fund shares are distributed by Foreside Fund Services, LLC, in the U.S. only.

WTGM-1258

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(f)	The code of ethics is attached hereto as exhibit 13(a)(1).

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial expert serving on the Registrant’s audit committee is David Chrencik, who is an independent Trustee of the Trust, as that term is defined under Item 3(a) (2).

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $421,225 for 2018 and $397,085 for 2017.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2018 and $0 for 2017.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $119,585 for 2018 and $199,100 for 2017.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2018 and $0 for 2017.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Per Rule 2-01(c) (7) (A), the Registrant’s audit committee charter provides that the audit committee shall select and approve in advance the retention of independent accountants to annually audit and provide their opinion on the Registrant’s financial statements. The audit committee must also approve prior to appointment the engagement of the principal accountant to provide other audit services to the Registrant or to provide non-audit services to the Registrant, its investment adviser, or any entity controlling, controlled by, or under common control with its investment adviser (“adviser/affiliate”) that provides ongoing services to the Registrant, if the engagement by the investment adviser or adviser affiliate relates directly to the operations and financial reporting of the Registrant. The audit committee must also, prior to appointment of the engagement of the principal accountant, review and approve the fees proposed to be charged to the Registrant by the auditors for each audit and non-audit service. The audit committee must also consider whether non-audit services provided by the Registrant’s principal accountant to the Registrant’s investment adviser, or adviser/affiliate that provides ongoing services to the Trust are compatible with maintaining the auditor’s independence.

(e)(2)	The Registrant’s Audit committee has approved 100% of services described in each of Items 4(b) through (d) pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $119,585 for 2018 and $199,100 for 2017.

(h)	Not applicable.

Item 5.	Audit Committee of Listed registrants.

The Registrant is an issuer as defined in Rule 10A-3 under the Exchange Act and has a separately-designated standing audit committee established in accordance with Section 3(a) (58)A of the Exchange Act. The Registrant’s audit committee members are David Chrencik, Melinda Raso Kirstein and Victor Ugolyn.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	WisdomTree Trust

By (Signature and Title)	/s/ Jonathan L. Steinberg
Jonathan L. Steinberg, President (principal executive officer)

Date: November 2, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Jonathan L. Steinberg
Jonathan L. Steinberg, President (principal executive officer)

Date: November 2, 2018

By (Signature and Title)	/s/ David Castano
David Castano, Treasurer (principal financial officer)

Date: November 2, 2018